UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

This report on Form N-CSR relates solely to the Registrant's Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Fidelity® Canada Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity China Region Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Emerging Asia Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Emerging Markets Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Europe Capital Appreciation Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Europe Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Japan Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Japan Smaller Companies Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Latin America Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Nordic Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Pacific Basin Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	4.36%	-3.11%	13.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period.

Annual Report

Fidelity Canada Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Douglas Lober, Portfolio Manager of Fidelity® Canada Fund: For the year, the fund's Retail Class shares rose 4.36%, beating the 3.82% gain of the S&P/TSX Composite Index. The fund's outperformance was largely driven by solid picks and an overweighting in health care, a sector that makes up only small portion of the index but was its star performer this period. Our stake in pharmacy benefits manager SXC Health Solutions proved most rewarding, as the stock vaulted higher on the firm's April announcement of its plans to buy Catalyst Health Solutions. The market warmly welcomed the merger, which created the combined entity Catamaran in July. Unfortunately, Catamaran's stock didn't react quite as strongly to the big move as I had hoped, and it ended up our largest relative detractor. Also in health care, Valeant Pharmaceuticals International flexed its muscles for the fund, as its shares advanced on a number of accretive acquisitions this period. An overweighting in consumer discretionary, especially among retailers, provided an additional lift. Here, shares of discount store operator Dollarama steadily advanced, as the company continued to gain pricing power from increasing the average cost of its items from $1 to $2, while also opening new stores across Canada. In materials, the fund's limited stake in lagging index component Kinross Gold was a good call, as was scant exposure to weak-performing BlackBerry® mobile device maker Research In Motion among information technology names. Conversely, underweighting some beneficiaries of accretive acquisitions in the energy sector detracted the most from relative results, including our minimal position in index component Nexen, whose stock shot up in July on the announcement that China's CNOOC intended to acquire the firm. Positioning in financials, including an underweighting in rebounding index component Royal Bank of Canada, hurt, as did choices in industrials. Also, an overweighting in enterprise software firm Open Text notably detracted, as did holdings in Barrick Gold, which faltered in part on production missteps.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2012, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.07%
Actual		$ 1,000.00	$ 1,006.00	$ 5.40
Hypothetical A		$ 1,000.00	$ 1,019.76	$ 5.43
Class T	1.35%
Actual		$ 1,000.00	$ 1,004.50	$ 6.80
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.85
Class B	1.84%
Actual		$ 1,000.00	$ 1,002.30	$ 9.26
Hypothetical A		$ 1,000.00	$ 1,015.89	$ 9.32
Class C	1.81%
Actual		$ 1,000.00	$ 1,002.30	$ 9.11
Hypothetical A		$ 1,000.00	$ 1,016.04	$ 9.17
Canada	.76%
Actual		$ 1,000.00	$ 1,007.60	$ 3.84
Hypothetical A		$ 1,000.00	$ 1,021.32	$ 3.86
Institutional Class	.75%
Actual		$ 1,000.00	$ 1,007.70	$ 3.79
Hypothetical A		$ 1,000.00	$ 1,021.37	$ 3.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Canada	97.1%
United States of America	2.9%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Canada	89.9%
United States of America	10.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	99.8
Short-Term Investments and Net Other Assets (Liabilities)	0.7	0.2
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	5.9	5.9
The Toronto-Dominion Bank (Commercial Banks)	5.5	6.4
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.2	4.2
Bank of Nova Scotia (Commercial Banks)	4.1	4.2
Goldcorp, Inc. (Metals & Mining)	3.5	2.1
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.3	3.8
Catamaran Corp. (Health Care Providers & Services)	3.1	3.8
Valeant Pharmaceuticals International, Inc. (Canada) (Pharmaceuticals)	3.1	4.1
Canadian National Railway Co. (Road & Rail)	3.0	3.4
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	2.9	2.7
	38.6
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	31.1
Energy	24.6	19.1
Materials	18.0	12.5
Health Care	6.2	8.3
Telecommunication Services	5.6	4.6
Consumer Discretionary	5.5	9.9
Industrials	4.8	6.0
Information Technology	3.1	4.1
Consumer Staples	3.0	4.0
Utilities	0.2	0.2

Annual Report

Fidelity Canada Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 5.5%
Auto Components - 0.1%
Magna International, Inc. Class A (sub. vtg.)	100,000	$ 4,445,557
Hotels, Restaurants & Leisure - 0.5%
Tim Hortons, Inc. (Canada)	310,300	15,403,929
Media - 0.9%
Cineplex, Inc.	300,000	9,311,640
Corus Entertainment, Inc. Class B (non-vtg.)	550,000	12,451,064
Quebecor, Inc. Class B (sub. vtg.)	200,000	6,976,721
		28,739,425
Multiline Retail - 2.3%
Dollarama, Inc.	1,203,467	76,021,760
Specialty Retail - 0.8%
Home Depot, Inc.	320,000	19,641,600
RONA, Inc.	150,000	1,540,926
TJX Companies, Inc.	100,000	4,163,000
		25,345,526
Textiles, Apparel & Luxury Goods - 0.9%
Gildan Activewear, Inc.	770,195	26,227,116
lululemon athletica, Inc. (a)	77,600	5,355,176
		31,582,292
TOTAL CONSUMER DISCRETIONARY		181,538,489
CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 3.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	990,200	48,640,012
Jean Coutu Group, Inc. Class A (sub. vtg.)	600,000	9,017,272
Metro, Inc. Class A (sub. vtg.)	579,165	34,167,111
Whole Foods Market, Inc.	100,000	9,473,000
		101,297,395
ENERGY - 24.6%
Oil, Gas & Consumable Fuels - 24.6%
ARC Resources Ltd.	300,000	7,284,105
Athabasca Oil Corp. (a)	650,000	7,868,335
Baytex Energy Corp.	350,000	15,927,409
Birchcliff Energy Ltd. (a)	2,700	22,141
Canadian Natural Resources Ltd.	2,450,000	73,837,297
Canadian Oil Sands Ltd.	700,000	14,858,573
Celtic Exploration Ltd. (a)	500,000	13,056,320
Celtic Exploration Ltd. (a)(e)	200,000	5,222,528
Cenovus Energy, Inc.	2,700,000	95,240,050
Crescent Point Energy Corp.	1,383,400	57,482,954
Crew Energy, Inc. (a)	1,500,000	11,549,437
Enbridge, Inc.	2,737,800	108,936,342
Encana Corp.	700,000	15,769,712
Imperial Oil Ltd.	450,000	19,910,388

	Shares	Value
Keyera Corp.	152,302	$ 7,392,842
MEG Energy Corp. (a)	400,000	14,610,263
Nexen, Inc.	600,000	14,327,910
Pacific Rubiales Energy Corp.	700,000	16,463,579
Painted Pony Petroleum Ltd. (a)(e)	113,000	1,221,927
Pembina Pipeline Corp.	250,000	6,991,239
Penn West Petroleum Ltd.	700,000	9,090,363
PetroBakken Energy Ltd. Class A (d)	700,000	8,838,048
Peyto Exploration & Development Corp.	300,000	7,329,161
Progress Energy Resources Corp.	300,000	6,043,554
Suncor Energy, Inc.	4,157,600	139,537,173
Surge Energy, Inc. (a)	250,000	1,689,612
Surge Energy, Inc. (a)(e)	632,000	4,271,339
Talisman Energy, Inc.	2,700,000	30,602,253
Tourmaline Oil Corp. (a)	400,000	13,216,521
Tourmaline Oil Corp. (a)(e)	80,000	2,643,304
TransCanada Corp.	1,400,000	63,036,796
Trilogy Energy Corp.	100,000	2,737,422
Vermilion Energy, Inc.	400,000	19,123,905
		816,132,802
FINANCIALS - 28.3%
Capital Markets - 0.7%
CI Financial Corp.	1,000,000	23,369,212
Commercial Banks - 20.4%
Bank of Montreal	1,500,000	88,640,801
Bank of Nova Scotia	2,500,000	135,794,743
Canadian Imperial Bank of Commerce	654,600	51,489,738
National Bank of Canada	300,000	23,182,979
Royal Bank of Canada	3,430,000	195,548,632
The Toronto-Dominion Bank	2,263,800	184,118,622
		678,775,515
Consumer Finance - 0.2%
Discover Financial Services	150,000	6,150,000
Insurance - 3.1%
Fairfax Financial Holdings Ltd. (sub. vtg.)	40,000	14,838,949
Intact Financial Corp.	660,925	40,532,322
Manulife Financial Corp.	2,000,000	24,710,889
Sun Life Financial, Inc.	900,000	22,320,901
		102,403,061
Real Estate Investment Trusts - 2.0%
Boardwalk (REIT)	200,000	12,870,088
H&R REIT/H&R Finance Trust	600,000	14,496,120
RioCan (REIT)	1,400,000	38,183,730
		65,549,938
Real Estate Management & Development - 1.9%
Brookfield Asset Management, Inc. Class A	1,550,000	53,355,695
Brookfield Properties Corp.	700,000	10,779,474
		64,135,169
TOTAL FINANCIALS		940,382,895
Common Stocks - continued
	Shares	Value
HEALTH CARE - 6.2%
Health Care Providers & Services - 3.1%
Catamaran Corp. (a)	2,206,468	$ 103,612,865
Pharmaceuticals - 3.1%
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,831,471	102,323,987
TOTAL HEALTH CARE		205,936,852
INDUSTRIALS - 4.8%
Machinery - 0.1%
Westport Innovations, Inc. (a)(d)	100,000	2,806,001
Road & Rail - 4.5%
Canadian National Railway Co.	1,140,000	98,436,646
Canadian Pacific	550,000	50,597,247
		149,033,893
Trading Companies & Distributors - 0.2%
Finning International, Inc.	300,000	7,043,805
TOTAL INDUSTRIALS		158,883,699
INFORMATION TECHNOLOGY - 3.1%
Communications Equipment - 0.2%
Research In Motion Ltd. (a)	700,000	5,551,002
Computers & Peripherals - 0.3%
Apple, Inc.	17,000	10,116,700
Internet Software & Services - 0.9%
eBay, Inc. (a)	400,000	19,316,000
Open Text Corp. (a)	170,407	9,158,896
		28,474,896
IT Services - 1.7%
CGI Group, Inc. Class A (sub. vtg.) (a)	2,190,000	57,296,320
Software - 0.0%
Constellation Software, Inc.	10,000	1,147,034
TOTAL INFORMATION TECHNOLOGY		102,585,952
MATERIALS - 18.0%
Chemicals - 1.8%
Agrium, Inc.	500,000	52,655,820
Methanex Corp.	200,000	5,995,494
		58,651,314
Metals & Mining - 16.2%
Agnico-Eagle Mines Ltd. (Canada)	900,000	50,814,518
Alamos Gold, Inc.	250,000	4,893,617
Barrick Gold Corp.	2,230,000	90,182,428
Copper Mountain Mining Corp. (a)	390,000	1,577,572
Detour Gold Corp. (a)	100,000	2,817,522
Eldorado Gold Corp.	2,005,000	29,630,839

	Shares	Value
First Majestic Silver Corp. (a)	100,000	$ 2,311,890
First Quantum Minerals Ltd.	1,630,000	36,639,299
Franco-Nevada Corp.	500,000	28,790,989
Goldcorp, Inc.	2,550,000	115,276,596
IAMGOLD Corp.	700,000	10,863,579
Kinross Gold Corp.	2,800,000	27,810,763
New Gold, Inc. (a)	1,200,000	14,045,557
Silver Wheaton Corp.	1,125,900	45,374,193
Tahoe Resources, Inc. (a)	350,000	7,134,919
Teck Resources Ltd. Class B (sub. vtg.)	600,000	19,043,805
Turquoise Hill Resources Ltd. (a)	100,000	781,977
Yamana Gold, Inc.	2,500,000	50,488,110
		538,478,173
TOTAL MATERIALS		597,129,487
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 4.5%
BCE, Inc.	1,900,000	83,057,822
Manitoba Telecom Services, Inc.	150,000	5,035,795
TELUS Corp.	950,000	61,675,094
		149,768,711
Wireless Telecommunication Services - 1.1%
Rogers Communications, Inc. Class B (non-vtg.)	800,000	35,115,895
TOTAL TELECOMMUNICATION SERVICES		184,884,606
UTILITIES - 0.2%
Electric Utilities - 0.2%
Fortis, Inc.	200,000	6,762,453
TOTAL COMMON STOCKS (Cost $2,549,774,434)		3,295,534,630
Money Market Funds - 0.6%

Fidelity Cash Central Fund, 0.19% (b)	13,194,244	13,194,244
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	5,266,702	5,266,702
TOTAL MONEY MARKET FUNDS (Cost $18,460,946)		18,460,946
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,568,235,380)		3,313,995,576
NET OTHER ASSETS (LIABILITIES) - 0.1%		3,373,680
NET ASSETS - 100%		$ 3,317,369,256
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,359,098 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 44,834
Fidelity Securities Lending Cash Central Fund	3,887,175
Total	$ 3,932,009
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $5,503,902) - See accompanying schedule: Unaffiliated issuers (cost $2,549,774,434)	$ 3,295,534,630
Fidelity Central Funds (cost $18,460,946)	18,460,946
Total Investments (cost $2,568,235,380)		$ 3,313,995,576
Cash		21,250
Foreign currency held at value (cost $2,060,308)		2,060,332
Receivable for investments sold		9,935,950
Receivable for fund shares sold		1,517,468
Dividends receivable		4,109,324
Distributions receivable from Fidelity Central Funds		59,330
Other receivables		14,400
Total assets		3,331,713,630

Liabilities
Payable for fund shares redeemed	6,635,280
Accrued management fee	1,512,106
Distribution and service plan fees payable	111,491
Other affiliated payables	742,785
Other payables and accrued expenses	76,010
Collateral on securities loaned, at value	5,266,702
Total liabilities		14,344,374

Net Assets		$ 3,317,369,256
Net Assets consist of:
Paid in capital		$ 2,827,898,108
Undistributed net investment income		34,776,724
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(291,046,123)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		745,740,547
Net Assets		$ 3,317,369,256

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($159,597,483 ÷ 2,975,053 shares)	$ 53.65

Maximum offering price per share (100/94.25 of $53.65)	$ 56.92
Class T: Net Asset Value and redemption price per share ($29,625,811 ÷ 553,936 shares)	$ 53.48

Maximum offering price per share (100/96.50 of $53.48)	$ 55.42
Class B: Net Asset Value and offering price per share ($9,803,560 ÷ 185,371 shares)A	$ 52.89

Class C: Net Asset Value and offering price per share ($66,500,018 ÷ 1,263,941 shares)A	$ 52.61

Canada: Net Asset Value, offering price and redemption price per share ($2,992,597,323 ÷ 55,370,497 shares)	$ 54.05

Institutional Class: Net Asset Value, offering price and redemption price per share ($59,245,061 ÷ 1,098,973 shares)	$ 53.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012
Investment Income
Dividends		$ 89,193,450
Interest		976
Income from Fidelity Central Funds		3,932,009
Income before foreign taxes withheld		93,126,435
Less foreign taxes withheld		(13,007,969)
Total income		80,118,466

Expenses
Management fee
Basic fee	$ 26,006,550
Performance adjustment	(7,737,368)
Transfer agent fees	8,217,902
Distribution and service plan fees	1,473,188
Accounting and security lending fees	1,518,335
Custodian fees and expenses	53,185
Independent trustees' compensation	24,641
Registration fees	118,560
Audit	72,750
Legal	19,835
Interest	4,274
Miscellaneous	47,776
Total expenses before reductions	29,819,628
Expense reductions	(54,667)	29,764,961
Net investment income (loss)		50,353,505
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,620,339)
Foreign currency transactions	(450,336)
Total net realized gain (loss)		(18,070,675)
Change in net unrealized appreciation (depreciation) on: Investment securities	100,622,640
Assets and liabilities in foreign currencies	(46,625)
Total change in net unrealized appreciation (depreciation)		100,576,015
Net gain (loss)		82,505,340
Net increase (decrease) in net assets resulting from operations		$ 132,858,845

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,353,505	$ 41,545,130
Net realized gain (loss)	(18,070,675)	43,297,359
Change in net unrealized appreciation (depreciation)	100,576,015	(192,122,126)
Net increase (decrease) in net assets resulting from operations	132,858,845	(107,279,637)
Distributions to shareholders from net investment income	(36,731,380)	(35,317,815)
Distributions to shareholders from net realized gain	(22,566,448)	(35,060,747)
Total distributions	(59,297,828)	(70,378,562)
Share transactions - net increase (decrease)	(952,875,100)	103,024,419
Redemption fees	257,398	1,146,266
Total increase (decrease) in net assets	(879,056,685)	(73,487,514)

Net Assets
Beginning of period	4,196,425,941	4,269,913,455
End of period (including undistributed net investment income of $34,776,724 and undistributed net investment income of $25,762,870, respectively)	$ 3,317,369,256	$ 4,196,425,941

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.20	$ 53.81	$ 44.24	$ 38.20	$ 70.16
Income from Investment Operations
Net investment income (loss) C	.57	.34	.31	.38	.39
Net realized and unrealized gain (loss)	1.50	(1.17)	9.64	5.72	(28.71)
Total from investment operations	2.07	(.83)	9.95	6.10	(28.32)
Distributions from net investment income	(.33)	(.35)	(.39)	(.07)	(.41)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.62)	(.79)	(.39)	(.07)	(3.68)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 53.65	$ 52.20	$ 53.81	$ 44.24	$ 38.20
Total Return A,B	4.04%	(1.64)%	22.62%	16.08%	(42.23)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.08%	1.12%	1.24%	1.42%	1.34%
Expenses net of fee waivers, if any	1.08%	1.12%	1.24%	1.42%	1.34%
Expenses net of all reductions	1.08%	1.12%	1.18%	1.39%	1.31%
Net investment income (loss)	1.11%	.59%	.63%	.98%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 159,597	$ 215,369	$ 170,446	$ 83,015	$ 56,242
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.01	$ 53.64	$ 44.11	$ 38.10	$ 70.09
Income from Investment Operations
Net investment income (loss) C	.43	.17	.18	.27	.23
Net realized and unrealized gain (loss)	1.49	(1.16)	9.60	5.73	(28.66)
Total from investment operations	1.92	(.99)	9.78	6.00	(28.43)
Distributions from net investment income	(.16)	(.21)	(.26)	-	(.33)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.45)	(.65)	(.26)	-	(3.60)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 53.48	$ 52.01	$ 53.64	$ 44.11	$ 38.10
Total Return A,B	3.74%	(1.93)%	22.27%	15.77%	(42.40)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.42%	1.51%	1.70%	1.63%
Expenses net of fee waivers, if any	1.36%	1.42%	1.51%	1.70%	1.63%
Expenses net of all reductions	1.36%	1.42%	1.46%	1.67%	1.60%
Net investment income (loss)	.83%	.30%	.36%	.71%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,626	$ 34,323	$ 31,522	$ 17,727	$ 14,963
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 51.37	$ 53.03	$ 43.68	$ 37.91	$ 69.88
Income from Investment Operations
Net investment income (loss) C	.17	(.11)	(.07)	.08	(.06)
Net realized and unrealized gain (loss)	1.49	(1.14)	9.50	5.68	(28.54)
Total from investment operations	1.66	(1.25)	9.43	5.76	(28.60)
Distributions from net investment income	-	(.01)	(.09)	-	(.14)
Distributions from net realized gain	(.14)	(.41)	-	-	(3.27)
Total distributions	(.14)	(.42)	(.09)	-	(3.41)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 52.89	$ 51.37	$ 53.03	$ 43.68	$ 37.91
Total Return A,B	3.25%	(2.41)%	21.64%	15.22%	(42.68)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.85%	1.91%	2.01%	2.19%	2.13%
Expenses net of fee waivers, if any	1.85%	1.91%	2.01%	2.19%	2.13%
Expenses net of all reductions	1.85%	1.91%	1.96%	2.16%	2.10%
Net investment income (loss)	.34%	(.20)%	(.14)%	.21%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,804	$ 11,866	$ 13,464	$ 7,283	$ 5,615
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 51.19	$ 52.87	$ 43.60	$ 37.84	$ 69.91
Income from Investment Operations
Net investment income (loss) C	.19	(.08)	(.06)	.09	(.05)
Net realized and unrealized gain (loss)	1.46	(1.14)	9.48	5.66	(28.52)
Total from investment operations	1.65	(1.22)	9.42	5.75	(28.57)
Distributions from net investment income	-	(.03)	(.16)	-	(.27)
Distributions from net realized gain	(.23)	(.44)	-	-	(3.27)
Total distributions	(.23)	(.47)	(.16)	-	(3.54)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 52.61	$ 51.19	$ 52.87	$ 43.60	$ 37.84
Total Return A,B	3.26%	(2.36)%	21.68%	15.22%	(42.69)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.86%	1.99%	2.18%	2.13%
Expenses net of fee waivers, if any	1.82%	1.86%	1.99%	2.18%	2.13%
Expenses net of all reductions	1.82%	1.86%	1.94%	2.15%	2.10%
Net investment income (loss)	.37%	(.15)%	(.12)%	.22%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,500	$ 87,990	$ 54,052	$ 24,848	$ 16,716
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.59	$ 54.14	$ 44.46	$ 38.37	$ 70.25
Income from Investment Operations
Net investment income (loss) B	.73	.52	.46	.48	.58
Net realized and unrealized gain (loss)	1.51	(1.18)	9.68	5.74	(28.83)
Total from investment operations	2.24	(.66)	10.14	6.22	(28.25)
Distributions from net investment income	(.49)	(.46)	(.47)	(.14)	(.40)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.78)	(.90)	(.47)	(.14)	(3.67)
Redemption fees added to paid in capital B	- F	.01	.01	.01	.04
Net asset value, end of period	$ 54.05	$ 52.59	$ 54.14	$ 44.46	$ 38.37
Total Return A	4.36%	(1.33)%	22.97%	16.40%	(42.06)%
Ratios to Average Net Assets C,E
Expenses before reductions	.77%	.82%	.94%	1.17%	1.03%
Expenses net of fee waivers, if any	.77%	.82%	.94%	1.17%	1.03%
Expenses net of all reductions	.77%	.82%	.89%	1.13%	1.00%
Net investment income (loss)	1.42%	.90%	.93%	1.24%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,992,597	$ 3,778,765	$ 3,953,693	$ 3,149,791	$ 2,776,298
Portfolio turnover rate D	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.44	$ 54.02	$ 44.39	$ 38.31	$ 70.25
Income from Investment Operations
Net investment income (loss) B	.74	.51	.46	.49	.52
Net realized and unrealized gain (loss)	1.50	(1.18)	9.65	5.72	(28.78)
Total from investment operations	2.24	(.67)	10.11	6.21	(28.26)
Distributions from net investment income	(.48)	(.48)	(.49)	(.14)	(.45)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.77)	(.92)	(.49)	(.14)	(3.72)
Redemption fees added to paid in capital B	- F	.01	.01	.01	.04
Net asset value, end of period	$ 53.91	$ 52.44	$ 54.02	$ 44.39	$ 38.31
Total Return A	4.38%	(1.35)%	22.94%	16.40%	(42.11)%
Ratios to Average Net Assets C,E
Expenses before reductions	.76%	.82%	.95%	1.17%	1.11%
Expenses net of fee waivers, if any	.76%	.82%	.95%	1.17%	1.11%
Expenses net of all reductions	.76%	.82%	.90%	1.14%	1.08%
Net investment income (loss)	1.42%	.89%	.92%	1.23%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,245	$ 68,112	$ 46,737	$ 17,956	$ 8,870
Portfolio turnover rate D	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 769,644,661
Gross unrealized depreciation	(51,536,631)
Net unrealized appreciation (depreciation) on securities and other investments	$ 718,108,030

Tax Cost	$ 2,595,887,546

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,776,967
Capital loss carryforward	$ (263,393,959)
Net unrealized appreciation (depreciation)	$ 718,088,381

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (79,471,942)
2017	(150,917,782)
Total with expiration	(230,389,724)
No expiration
Short-term	(33,004,235)
Total capital loss carryforward	$ (263,393,959)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 59,297,828	$ 70,378,562

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,166,105,255 and $4,137,995,727, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 453,416	$ 24,371
Class T	.25%	.25%	156,708	1,287
Class B	.75%	.25%	106,696	80,189
Class C	.75%	.25%	756,368	189,437
			$ 1,473,188	$ 295,284

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62,502
Class T	9,357
Class B*	21,585
Class C*	22,491
$ 115,935

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 508,239.28
Class T	96,227.31
Class B	31,928.30
Class C	201,488.27
Canada	7,248,062.22
Institutional Class	131,958.21
	$ 8,217,902

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $18,194 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,610,311.37%		$ 4,026

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,364 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,887,175. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,821,000. The weighted average interest rate was .57%. The interest expense amounted to $248 under the bank borrowing program. At period end, there were no bank loans outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $54,667 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 1,331,457	$ 1,141,830
Class T	100,888	123,341
Class B	-	2,503
Class C	-	36,231
Canada	34,710,753	33,570,065
Institutional Class	588,282	443,845
Total	$ 36,731,380	$ 35,317,815

Annual Report

10. Distributions to Shareholders - continued

Years ended October 31,	2012	2011
From net realized gain
Class A	$ 1,169,578	$ 1,445,324
Class T	185,711	261,152
Class B	32,050	101,491
Class C	395,818	470,108
Canada	20,430,566	32,375,322
Institutional Class	352,725	407,350
Total	$ 22,566,448	$ 35,060,747

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	554,403	2,386,291	$ 28,690,109	$ 138,991,055
Reinvestment of distributions	41,955	39,424	2,109,494	2,233,433
Shares redeemed	(1,747,243)	(1,467,607)	(89,985,257)	(82,665,471)
Net increase (decrease)	(1,150,885)	958,108	$ (59,185,654)	$ 58,559,017
Class T
Shares sold	72,156	254,873	$ 3,681,114	$ 14,715,904
Reinvestment of distributions	5,569	6,640	279,919	375,773
Shares redeemed	(183,751)	(189,243)	(9,407,140)	(10,669,184)
Net increase (decrease)	(106,026)	72,270	$ (5,446,107)	$ 4,422,493
Class B
Shares sold	3,584	29,930	$ 181,692	$ 1,729,701
Reinvestment of distributions	519	1,508	25,894	84,713
Shares redeemed	(49,710)	(54,348)	(2,528,127)	(3,060,843)
Net increase (decrease)	(45,607)	(22,910)	$ (2,320,541)	$ (1,246,429)
Class C
Shares sold	161,752	1,081,104	$ 8,188,420	$ 62,770,855
Reinvestment of distributions	6,045	7,014	300,150	392,322
Shares redeemed	(622,861)	(391,485)	(31,505,606)	(21,249,300)
Net increase (decrease)	(455,064)	696,633	$ (23,017,036)	$ 41,913,877
Canada
Shares sold	4,866,802	20,804,881	$ 252,453,035	$ 1,223,871,558
Reinvestment of distributions	1,003,141	1,069,329	50,678,709	60,856,944
Shares redeemed	(22,354,268)	(23,043,159)	(1,155,960,861)	(1,313,818,426)
Net increase (decrease)	(16,484,325)	(1,168,949)	$ (852,829,117)	$ (29,089,924)
Institutional Class
Shares sold	561,510	1,331,261	$ 29,055,185	$ 79,262,853
Reinvestment of distributions	13,162	10,934	663,252	620,606
Shares redeemed	(774,433)	(908,649)	(39,795,082)	(51,418,074)
Net increase (decrease)	(199,761)	433,546	$ (10,076,645)	$ 28,465,385

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity China Region Fund	7.01%	-3.38%	13.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period.

Annual Report

Fidelity China Region Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Robert Bao, Portfolio Manager of Fidelity® China Region Fund: For the year, the fund's Retail Class shares returned 7.01%, trailing the 8.02% gain of the MSCI® Golden Dragon Index. Versus the index, the biggest negative impact came from an overweighting and stock selection in China. Among sectors and industries, my picks in the retailing segment of consumer discretionary and the semiconductors/semiconductor equipment portion of information technology weighed on performance. Noteworthy individual detractors included Taiwan-based DRAM computer memory maker Inotera Memories. I thought the company might benefit from better industry supply discipline and firmer pricing following the bankruptcy of one of Inotera's major competitors, but a weak global economic environment prevented that from happening. China Shipping Container Lines, which I sold at what turned out to be an inopportune time, also hampered the fund's results, as did an out-of-index stake in jewelry retailer Luk Fook Holdings International, based in Hong Kong. Underweighting Taiwanese electronics contract manufacturer and benchmark component Hon Hai Precision Industry further worked against us, given the stock's robust performance. Conversely, a sizable underweighting in the weak-performing Taiwan market added value, along with my choices in the hardware/equipment area of information technology. Negligible exposure to Taiwan-headquartered HTC, a stock I sold early in the period, was the right decision, as the smartphone maker lost market share to rivals Apple and Samsung Electronics, which hampered its stock. China Overseas Land and Investment, one of the largest property developers in that nation, also contributed, as did BOC Hong Kong, one of my favorite banks, and Chinese power utility Huaneng Power International, whose stock rose as investors anticipated an earnings boost from lower coal prices.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2012, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.35%
Actual		$ 1,000.00	$ 1,013.10	$ 6.83
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.85
Class T	1.64%
Actual		$ 1,000.00	$ 1,011.80	$ 8.29
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Class B	2.10%
Actual		$ 1,000.00	$ 1,009.70	$ 10.61
HypotheticalA		$ 1,000.00	$ 1,014.58	$ 10.63
Class C	2.10%
Actual		$ 1,000.00	$ 1,009.30	$ 10.61
HypotheticalA		$ 1,000.00	$ 1,014.58	$ 10.63
China Region	1.04%
Actual		$ 1,000.00	$ 1,014.80	$ 5.27
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.28
Institutional Class	1.05%
Actual		$ 1,000.00	$ 1,014.50	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Hong Kong	29.3%
China	23.4%
Cayman Islands	18.9%
Taiwan	18.8%
Bermuda	8.1%
Netherlands	0.6%
Italy	0.5%
United States of America	0.2%
United Kingdom	0.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
China	28.3%
Hong Kong	27.1%
Taiwan	21.6%
Cayman Islands	13.8%
Bermuda	5.7%
United Kingdom	0.9%
United States of America	0.6%
Korea (South)	0.5%
Netherlands	0.5%
Other	1.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.8	99.4
Short-Term Investments and Net Other Assets (Liabilities)	0.2	0.6
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	6.8	7.0
Tencent Holdings Ltd. (Internet Software & Services)	4.7	2.8
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	4.1	4.9
China Overseas Land and Investment Ltd. (Real Estate Management & Development)	2.8	1.6
Cheung Kong Holdings Ltd. (Real Estate Management & Development)	2.7	2.1
AIA Group Ltd. (Insurance)	2.7	4.2
China Construction Bank Corp. (H Shares) (Commercial Banks)	2.6	2.6
BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	2.4	2.9
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2.4	0.7
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	2.3	3.0
	33.5
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.1	39.0
Information Technology	24.0	18.6
Consumer Discretionary	11.1	8.4
Materials	10.6	7.1
Industrials	8.1	10.7
Energy	4.4	8.1
Telecommunication Services	3.5	3.1
Utilities	3.1	2.2
Consumer Staples	1.5	1.9
Health Care	0.4	0.3

Annual Report

Fidelity China Region Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 0.9%
Brilliance China Automotive Holdings Ltd. (a)	5,190,000	$ 6,482,436
Geely Automobile Holdings Ltd.	11,915,000	5,119,573
		11,602,009
Hotels, Restaurants & Leisure - 4.4%
Galaxy Entertainment Group Ltd. (a)	5,689,000	19,562,693
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	403,400	5,853,334
Sands China Ltd.	4,808,200	18,084,920
SJM Holdings Ltd.	2,601,000	5,665,109
Wynn Macau Ltd.	2,610,800	7,394,412
		56,560,468
Household Durables - 1.7%
Skyworth Digital Holdings Ltd.	5,486,000	2,965,960
Techtronic Industries Co. Ltd.	9,863,500	18,785,074
		21,751,034
Leisure Equipment & Products - 0.7%
Merida Industry Co. Ltd.	2,303,450	8,832,126
Media - 0.9%
Television Broadcasts Ltd.	1,626,000	12,116,244
Multiline Retail - 0.7%
Lifestyle International Holdings Ltd.	1,753,500	3,746,809
Springland International Holdings Ltd.	11,629,000	5,716,930
		9,463,739
Specialty Retail - 0.8%
Chow Tai Fook Jewellery Group Ltd.	4,988,400	6,153,393
Luk Fook Holdings International Ltd.	1,834,000	4,609,818
		10,763,211
Textiles, Apparel & Luxury Goods - 1.0%
Prada SpA	752,900	6,139,738
Shenzhou International Group Holdings Ltd.	3,459,000	6,739,428
		12,879,166
TOTAL CONSUMER DISCRETIONARY		143,967,997
CONSUMER STAPLES - 1.5%
Food & Staples Retailing - 0.2%
President Chain Store Corp.	601,000	2,973,109
Food Products - 0.8%
Want Want China Holdings Ltd.	7,227,000	9,884,607
Personal Products - 0.5%
Hengan International Group Co. Ltd.	676,500	6,162,657
TOTAL CONSUMER STAPLES		19,020,373
ENERGY - 4.4%
Energy Equipment & Services - 0.5%
China Oilfield Services Ltd. (H Shares)	3,520,000	6,676,602

	Shares	Value
Oil, Gas & Consumable Fuels - 3.9%
China Shenhua Energy Co. Ltd. (H Shares)	4,588,500	$ 19,538,003
Kunlun Energy Co. Ltd.	13,186,000	24,500,281
Sinopec Kantons Holdings Ltd.	8,596,000	6,410,911
		50,449,195
TOTAL ENERGY		57,125,797
FINANCIALS - 33.1%
Capital Markets - 2.8%
CITIC Securities Co. Ltd. (H Shares)	9,503,500	17,829,677
Haitong Securities Co. Ltd. (H Shares)	12,406,400	15,912,106
Wuliangye Yibin Co. Ltd. (UBS Warrant Programme) warrants 4/22/13 (a)	345,100	1,859,050
		35,600,833
Commercial Banks - 12.5%
BOC Hong Kong (Holdings) Ltd.	10,152,000	31,241,760
China Construction Bank Corp. (H Shares)	43,679,000	32,914,028
Chinatrust Financial Holding Co. Ltd.	12,203,603	6,726,395
Hang Seng Bank Ltd.	1,319,700	20,263,650
Industrial & Commercial Bank of China Ltd. (H Shares)	80,562,000	53,326,503
Wing Hang Bank Ltd.	904,500	9,593,474
Wuliangye Yibin Co. Ltd. (BNP Paribas Warrant Program) warrants 8/20/13 (a)	1,351,900	7,282,671
		161,348,481
Insurance - 3.2%
AIA Group Ltd.	8,697,000	34,451,120
China Life Insurance Co. Ltd. (H Shares)	2,372,000	6,974,893
		41,426,013
Real Estate Management & Development - 14.6%
Cheung Kong Holdings Ltd.	2,337,000	34,527,068
China Overseas Land and Investment Ltd.	13,656,000	35,769,679
Csi Properties Ltd.	139,720,000	5,678,905
Guangzhou R&F Properties Co. Ltd. (H Shares)	10,685,600	13,139,756
Henderson Land Development Co. Ltd.	1,343,000	9,305,630
Hopson Development Holdings Ltd. (a)	16,090,000	15,508,584
Hysan Development Co. Ltd.	1,336,000	5,904,220
KWG Property Holding Ltd.	9,404,500	5,606,259
Longfor Properties Co. Ltd.	7,217,500	12,739,969
New World Development Co. Ltd.	6,432,000	9,942,563
Shimao Property Holdings Ltd.	3,908,500	7,463,926
Sun Hung Kai Properties Ltd.	1,656,000	23,055,645
Wharf Holdings Ltd.	1,448,000	9,911,730
		188,553,934
TOTAL FINANCIALS		426,929,261
Common Stocks - continued
	Shares	Value
HEALTH CARE - 0.4%
Pharmaceuticals - 0.4%
China Medical System Holdings Ltd.	9,846,000	$ 5,678,882
INDUSTRIALS - 8.1%
Construction & Engineering - 2.0%
China Communications Construction Co. Ltd. (H Shares)	4,803,000	4,505,495
China Railway Group Ltd. (H Shares)	8,253,000	4,206,341
China State Construction International Holdings Ltd.	13,696,000	16,311,389
		25,023,225
Electrical Equipment - 0.4%
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	1,912,000	5,624,944
Industrial Conglomerates - 1.8%
Hutchison Whampoa Ltd.	2,358,000	23,199,528
Machinery - 0.3%
HIWIN Technologies Corp.	38,400	247,148
Singamas Container Holdings Ltd.	14,718,000	3,722,206
		3,969,354
Marine - 2.7%
China Shipping Development Co. Ltd. (H Shares)	8,884,000	4,665,503
Orient Overseas International Ltd.	2,828,500	17,883,304
Pacific Basin Shipping Ltd.	22,304,000	11,943,355
		34,492,162
Road & Rail - 0.7%
MTR Corp. Ltd.	2,265,000	8,855,362
Transportation Infrastructure - 0.2%
Jiangsu Expressway Co. Ltd. (H Shares)	3,524,000	3,037,441
TOTAL INDUSTRIALS		104,202,016
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 1.2%
AAC Acoustic Technology Holdings, Inc.	4,485,000	16,030,155
Computers & Peripherals - 1.7%
ASUSTeK Computer, Inc.	616,000	6,600,753
Lenovo Group Ltd.	15,074,000	12,117,473
Quanta Computer, Inc.	1,391,000	3,181,061
		21,899,287
Electronic Equipment & Components - 3.7%
Chroma ATE, Inc.	1,938,000	3,688,901
Delta Electronics, Inc.	1,475,000	5,039,541
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,711,047	29,488,869
TPK Holding Co. Ltd. GDR (Reg. S) (a)	727,542	9,140,976
		47,358,287
Internet Software & Services - 4.7%
Tencent Holdings Ltd.	1,704,100	60,247,792

	Shares	Value
Semiconductors & Semiconductor Equipment - 12.7%
Advanced Semiconductor Engineering, Inc. sponsored ADR (d)	1,694,111	$ 6,437,622
ASM Pacific Technology Ltd.	283,900	3,165,007
Inotera Memories, Inc. (a)	42,209,000	5,736,725
Kinsus Interconnect Technology Corp.	2,131,000	5,858,244
MediaTek, Inc.	2,736,000	30,394,796
Novatek Microelectronics Corp.	2,979,000	11,218,418
Spreadtrum Communications, Inc. ADR	612,000	14,106,600
Taiwan Semiconductor Manufacturing Co. Ltd.	28,667,796	87,359,967
		164,277,379
Software - 0.0%
NetDragon WebSoft, Inc.	464,000	495,728
TOTAL INFORMATION TECHNOLOGY		310,308,628
MATERIALS - 10.6%
Chemicals - 1.1%
Formosa Chemicals & Fibre Corp.	3,220,000	7,628,346
Taiwan Fertilizer Co. Ltd.	3,015,000	7,183,978
		14,812,324
Construction Materials - 5.1%
Anhui Conch Cement Co. Ltd. (H Shares)	5,902,500	20,411,094
BBMG Corp. (H Shares)	16,845,000	14,475,739
China National Building Materials Co. Ltd. (H Shares)	12,214,000	15,570,780
China Resources Cement Holdings Ltd.	14,036,000	9,544,418
Taiwan Cement Corp.	4,629,000	5,934,819
		65,936,850
Metals & Mining - 3.0%
Aluminum Corp. of China Ltd. (H Shares) (a)	15,936,000	6,903,054
Jiangxi Copper Co. Ltd. (H Shares)	9,581,000	24,786,814
Maanshan Iron & Steel Ltd. (H Shares) (a)	25,498,000	6,580,087
		38,269,955
Paper & Forest Products - 1.4%
Lee & Man Paper Manufacturing Ltd.	15,012,000	7,883,670
Nine Dragons Paper (Holdings) Ltd.	13,664,000	9,626,446
		17,510,116
TOTAL MATERIALS		136,529,245
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 0.9%
China Unicom Ltd.	6,946,000	11,197,831
Wireless Telecommunication Services - 2.6%
China Mobile Ltd.	2,256,500	25,028,527
Far EasTone Telecommunications Co. Ltd.	3,710,000	8,560,561
		33,589,088
TOTAL TELECOMMUNICATION SERVICES		44,786,919
Common Stocks - continued
	Shares	Value
UTILITIES - 3.1%
Electric Utilities - 0.8%
Power Assets Holdings Ltd.	1,173,500	$ 9,978,471
Independent Power Producers & Energy Traders - 2.3%
China Resources Power Holdings Co. Ltd.	2,084,000	4,463,765
Huadian Power International Corp. Ltd. (H Shares) (a)	9,798,000	2,490,572
Huaneng Power International, Inc. (H Shares)	29,620,000	23,664,040
		30,618,377
TOTAL UTILITIES		40,596,848
TOTAL COMMON STOCKS (Cost $1,037,958,239)		1,289,145,966
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.19% (b)	15,785,844	15,785,844
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	77,891	77,891
TOTAL MONEY MARKET FUNDS (Cost $15,863,735)		15,863,735
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,053,821,974)	1,305,009,701
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(13,627,324)
NET ASSETS - 100%	$ 1,291,382,377
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,173
Fidelity Securities Lending Cash Central Fund	111,499
Total	$ 137,672
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 143,967,997	$ 143,967,997	$ -	$ -
Consumer Staples	19,020,373	19,020,373	-	-
Energy	57,125,797	57,125,797	-	-
Financials	426,929,261	410,812,647	16,116,614	-
Health Care	5,678,882	5,678,882	-	-
Industrials	104,202,016	104,202,016	-	-
Information Technology	310,308,628	222,948,661	87,359,967	-
Materials	136,529,245	129,626,191	6,903,054	-
Telecommunication Services	44,786,919	8,560,561	36,226,358	-
Utilities	40,596,848	16,932,808	23,664,040	-
Money Market Funds	15,863,735	15,863,735	-	-
Total Investments in Securities:	$ 1,305,009,701	$ 1,134,739,668	$ 170,270,033	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 741,933,610

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $78,930) - See accompanying schedule: Unaffiliated issuers (cost $1,037,958,239)	$ 1,289,145,966
Fidelity Central Funds (cost $15,863,735)	15,863,735
Total Investments (cost $1,053,821,974)		$ 1,305,009,701
Receivable for investments sold		29,683,136
Receivable for fund shares sold		1,372,007
Dividends receivable		187,311
Distributions receivable from Fidelity Central Funds		772
Other receivables		280,271
Total assets		1,336,533,198

Liabilities
Payable for investments purchased	$ 30,215,400
Payable for fund shares redeemed	13,622,794
Accrued management fee	754,511
Distribution and service plan fees payable	9,590
Other affiliated payables	299,717
Other payables and accrued expenses	170,918
Collateral on securities loaned, at value	77,891
Total liabilities		45,150,821

Net Assets		$ 1,291,382,377
Net Assets consist of:
Paid in capital		$ 1,051,109,763
Undistributed net investment income		19,540,796
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,455,911)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		251,187,729
Net Assets		$ 1,291,382,377

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,539,457 ÷ 474,618 shares)	$ 28.53

Maximum offering price per share (100/94.25 of $28.53)	$ 30.27
Class T: Net Asset Value and redemption price per share ($4,348,975 ÷ 153,118 shares)	$ 28.40

Maximum offering price per share (100/96.50 of $28.40)	$ 29.43
Class B: Net Asset Value and offering price per share ($1,532,663 ÷ 54,432 shares)A	$ 28.16

Class C: Net Asset Value and offering price per share ($4,515,324 ÷ 160,840 shares)A	$ 28.07

China Region: Net Asset Value, offering price and redemption price per share ($1,265,488,434 ÷ 44,044,355 shares)	$ 28.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,957,524 ÷ 68,243 shares)	$ 28.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 39,489,882
Interest		86
Income from Fidelity Central Funds		137,672
Income before foreign taxes withheld		39,627,640
Less foreign taxes withheld		(3,165,755)
Total income		36,461,885

Expenses
Management fee	$ 9,807,145
Transfer agent fees	3,322,107
Distribution and service plan fees	123,475
Accounting and security lending fees	628,178
Custodian fees and expenses	506,447
Independent trustees' compensation	9,256
Registration fees	88,369
Audit	76,960
Legal	7,477
Interest	2,622
Miscellaneous	17,419
Total expenses before reductions	14,589,455
Expense reductions	(909,736)	13,679,719
Net investment income (loss)		22,782,166
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,254,587)
Foreign currency transactions	(261,369)
Total net realized gain (loss)		(16,515,956)
Change in net unrealized appreciation (depreciation) on: Investment securities	76,673,788
Assets and liabilities in foreign currencies	(86)
Total change in net unrealized appreciation (depreciation)		76,673,702
Net gain (loss)		60,157,746
Net increase (decrease) in net assets resulting from operations		$ 82,939,912

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,782,166	$ 27,851,224
Net realized gain (loss)	(16,515,956)	124,444,208
Change in net unrealized appreciation (depreciation)	76,673,702	(389,938,389)
Net increase (decrease) in net assets resulting from operations	82,939,912	(237,642,957)
Distributions to shareholders from net investment income	(15,687,379)	(25,544,611)
Distributions to shareholders from net realized gain	(18,721,345)	(1,707,007)
Total distributions	(34,408,724)	(27,251,618)
Share transactions - net increase (decrease)	(301,570,428)	(353,944,406)
Redemption fees	184,146	551,160
Total increase (decrease) in net assets	(252,855,094)	(618,287,821)

Net Assets
Beginning of period	1,544,237,471	2,162,525,292
End of period (including undistributed net investment income of $19,540,796 and undistributed net investment income of $15,589,239, respectively)	$ 1,291,382,377	$ 1,544,237,471

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.28	$ 31.61	$ 26.47	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.36	.33	.25	.30	.28
Net realized and unrealized gain (loss)	1.42	(4.33)	5.15	9.63	(12.91)
Total from investment operations	1.78	(4.00)	5.40	9.93	(12.63)
Distributions from net investment income	(.19)	(.31)	(.20)	(.16)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.53)	(.34)	(.27)	(.16)	-
Redemption fees added to paid in capital E	- J	.01	.01	.03	.02
Net asset value, end of period	$ 28.53	$ 27.28	$ 31.61	$ 26.47	$ 16.67
Total Return B, C, D	6.70%	(12.79)%	20.54%	60.41%	(43.07)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.36%	1.37%	1.38%	1.39%	1.44% A
Expenses net of fee waivers, if any	1.36%	1.37%	1.38%	1.39%	1.44% A
Expenses net of all reductions	1.29%	1.31%	1.31%	1.31%	1.30% A
Net investment income (loss)	1.35%	1.07%	.91%	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,539	$ 14,808	$ 16,047	$ 11,842	$ 340
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.13	$ 31.48	$ 26.40	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.29	.25	.18	.23	.26
Net realized and unrealized gain (loss)	1.40	(4.32)	5.13	9.64	(12.91)
Total from investment operations	1.69	(4.07)	5.31	9.87	(12.65)
Distributions from net investment income	(.08)	(.27)	(.18)	(.14)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.42)	(.29) K	(.24) L	(.14)	-
Redemption fees added to paid in capital E	- J	.01	.01	.02	.02
Net asset value, end of period	$ 28.40	$ 27.13	$ 31.48	$ 26.40	$ 16.65
Total Return B, C, D	6.38%	(13.04)%	20.27%	59.92%	(43.14)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.64%	1.63%	1.64%	1.66%	1.68% A
Expenses net of fee waivers, if any	1.64%	1.63%	1.64%	1.66%	1.68% A
Expenses net of all reductions	1.57%	1.57%	1.58%	1.58%	1.53% A
Net investment income (loss)	1.06%	.81%	.64%	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,349	$ 5,281	$ 6,070	$ 3,139	$ 107
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. L Total distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.94	$ 31.23	$ 26.28	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.16	.10	.04	.12	.20
Net realized and unrealized gain (loss)	1.40	(4.29)	5.09	9.63	(12.89)
Total from investment operations	1.56	(4.19)	5.13	9.75	(12.69)
Distributions from net investment income	-	(.08)	(.12)	(.10)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.34)	(.11)	(.19)	(.10)	-
Redemption fees added to paid in capital E	- J	.01	.01	.02	.02
Net asset value, end of period	$ 28.16	$ 26.94	$ 31.23	$ 26.28	$ 16.61
Total Return B, C, D	5.90%	(13.45)%	19.63%	59.16%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.11%	2.12%	2.14%	2.15%	2.17% A
Expenses net of fee waivers, if any	2.11%	2.12%	2.14%	2.15%	2.17% A
Expenses net of all reductions	2.04%	2.06%	2.08%	2.06%	2.02% A
Net investment income (loss)	.59%	.32%	.14%	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,533	$ 1,801	$ 2,496	$ 1,915	$ 155
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.86	$ 31.19	$ 26.25	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.16	.10	.04	.12	.20
Net realized and unrealized gain (loss)	1.39	(4.28)	5.09	9.62	(12.89)
Total from investment operations	1.55	(4.18)	5.13	9.74	(12.69)
Distributions from net investment income	-	(.13)	(.13)	(.12)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.34)	(.16)	(.20)	(.12)	-
Redemption fees added to paid in capital E	- J	.01	.01	.02	.02
Net asset value, end of period	$ 28.07	$ 26.86	$ 31.19	$ 26.25	$ 16.61
Total Return B, C, D	5.88%	(13.46)%	19.66%	59.18%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.11%	2.12%	2.14%	2.15%	2.13% A
Expenses net of fee waivers, if any	2.11%	2.12%	2.14%	2.15%	2.13% A
Expenses net of all reductions	2.04%	2.06%	2.07%	2.07%	1.98% A
Net investment income (loss)	.59%	.32%	.15%	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,515	$ 5,230	$ 5,938	$ 3,806	$ 233
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 27.49	$ 31.81	$ 26.55	$ 16.69	$ 41.52
Income from Investment Operations
Net investment income (loss) B	.45	.44	.34	.33	.39
Net realized and unrealized gain (loss)	1.42	(4.37)	5.18	9.68	(20.42)
Total from investment operations	1.87	(3.93)	5.52	10.01	(20.03)
Distributions from net investment income	(.29)	(.38)	(.21)	(.17)	(.32)
Distributions from net realized gain	(.34)	(.03)	(.07)	-	(4.53)
Total distributions	(.63)	(.40) G	(.27) H	(.17)	(4.85)
Redemption fees added to paid in capital B	- F	.01	.01	.02	.05
Net asset value, end of period	$ 28.73	$ 27.49	$ 31.81	$ 26.55	$ 16.69
Total Return A	7.01%	(12.52)%	20.97%	60.77%	(53.75)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.04%	1.06%	1.12%	1.11%
Expenses net of fee waivers, if any	1.04%	1.04%	1.06%	1.12%	1.11%
Expenses net of all reductions	.98%	.98%	1.00%	1.03%	.96%
Net investment income (loss)	1.66%	1.40%	1.22%	1.54%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,265,488	$ 1,515,084	$ 2,130,070	$ 2,138,141	$ 740,289
Portfolio turnover rate D	107%	87%	57%	88%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share. G Total distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. H Total distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.46	$ 31.79	$ 26.55	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.45	.43	.33	.37	.34
Net realized and unrealized gain (loss)	1.42	(4.37)	5.18	9.64	(12.94)
Total from investment operations	1.87	(3.94)	5.51	10.01	(12.60)
Distributions from net investment income	(.31)	(.37)	(.22)	(.18)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.65)	(.40)	(.28) J	(.18)	-
Redemption fees added to paid in capital D	- I	.01	.01	.02	.02
Net asset value, end of period	$ 28.68	$ 27.46	$ 31.79	$ 26.55	$ 16.70
Total Return B, C	7.02%	(12.56)%	20.92%	60.78%	(42.96)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.06%	1.11%	1.08%	1.05% A
Expenses net of fee waivers, if any	1.04%	1.06%	1.11%	1.08%	1.05% A
Expenses net of all reductions	.98%	1.01%	1.04%	1.00%	.91% A
Net investment income (loss)	1.66%	1.38%	1.18%	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,958	$ 2,034	$ 1,904	$ 1,684	$ 60
Portfolio turnover rate F	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share. J Total distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2 securities, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 267,134,828
Gross unrealized depreciation	(22,561,736)
Net unrealized appreciation (depreciation) on securities and other investments	$ 244,573,092

Tax Cost	$ 1,060,436,609

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,540,801
Capital loss carryforward	$ (23,841,276)
Net unrealized appreciation (depreciation)	$ 244,573,094

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (23,841,276)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 15,687,379	$ 27,251,618
Long-term Capital Gains	18,721,345	-
Total	$ 34,408,724	$ 27,251,618

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,465,665,476 and $1,764,182,469, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 35,281	$ 524
Class T	.25%	.25%	22,950	-
Class B	.75%	.25%	16,491	12,400
Class C	.75%	.25%	48,753	8,299
			$ 123,475	$ 21,223

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,963
Class T	2,292
Class B*	5,294
Class C*	614
$ 19,163

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 42,267.30
Class T	15,146.33
Class B	4,929.30
Class C	14,604.30
China Region	3,240,864.24
Institutional Class	4,297.24
	$ 3,322,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,024 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,482,818.39%		$ 2,622

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,885 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $111,499. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $909,245 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $491.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 100,983	$ 172,777
Class T	14,853	55,512
Class B	-	6,583
Class C	-	25,937
China Region	15,549,167	25,262,487
Institutional Class	22,376	21,315
Total	$ 15,687,379	$ 25,544,611
From net realized gain
Class A	$ 182,091	$ 13,756
Class T	60,664	5,178
Class B	21,876	2,007
Class C	65,490	4,950
China Region	18,366,435	1,679,687
Institutional Class	24,789	1,429
Total	$ 18,721,345	$ 1,707,007

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	128,967	281,861	$ 3,497,936	$ 8,932,867
Reinvestment of distributions	10,227	5,327	266,217	172,528
Shares redeemed	(207,420)	(251,952)	(5,547,035)	(7,835,006)
Net increase (decrease)	(68,226)	35,236	$ (1,782,882)	$ 1,270,389
Class T
Shares sold	40,215	75,956	$ 1,078,486	$ 2,390,903
Reinvestment of distributions	2,834	1,832	73,623	59,161
Shares redeemed	(84,588)	(75,948)	(2,252,505)	(2,353,550)
Net increase (decrease)	(41,539)	1,840	$ (1,100,396)	$ 96,514

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	4,773	8,058	$ 131,481	$ 255,784
Reinvestment of distributions	760	239	19,651	7,684
Shares redeemed	(17,966)	(21,353)	(477,343)	(653,889)
Net increase (decrease)	(12,433)	(13,056)	$ (326,211)	$ (390,421)
Class C
Shares sold	39,150	88,544	$ 1,051,097	$ 2,766,692
Reinvestment of distributions	2,380	892	61,380	28,631
Shares redeemed	(75,401)	(85,136)	(1,981,464)	(2,585,147)
Net increase (decrease)	(33,871)	4,300	$ (868,987)	$ 210,176
China Region
Shares sold	5,981,804	12,355,142	$ 163,640,090	$ 393,844,409
Reinvestment of distributions	1,245,751	794,988	32,563,934	25,868,885
Shares redeemed	(18,300,659)	(24,993,159)	(493,563,874)	(775,253,396)
Net increase (decrease)	(11,073,104)	(11,843,029)	$ (297,359,850)	$ (355,540,102)
Institutional Class
Shares sold	33,539	53,728	$ 913,352	$ 1,636,945
Reinvestment of distributions	1,708	607	44,574	19,735
Shares redeemed	(41,079)	(40,146)	(1,090,028)	(1,247,642)
Net increase (decrease)	(5,832)	14,189	$ (132,102)	$ 409,038

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Asia Fund	6.60%	-7.51%	14.18%

Prior to December 1, 2010, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Asia Fund on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Annual Report

Fidelity Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Colin Chickles, Portfolio Manager of Fidelity® Emerging Asia Fund: For the year, the fund returned 6.60%, compared with 6.50% for the MSCI® AC (All Country) Asia ex Japan Index. Versus the index, performance was especially helped by stock picking and an underweighting in Taiwan, security selection in Indonesia, and an overweighting in the strong-performing Thai market. Not owning Taiwan-based smartphone maker HTC and Indian IT services provider Infosys, two weak-performing benchmark components, paid off. An overweighting in benchmark heavyweight Samsung Electronics also contributed to relative performance and was the fund's top absolute contributor, as well as its largest position during the period. The company emerged as Apple's major competitor in the smartphone space. Conversely, positioning in Hong Kong, South Korea and China weighed on performance. At the stock level, Korean automaker Kia Motors was the biggest relative detractor. The company's third-quarter earnings fell short of forecasts, due in part to a nine-week strike that hampered production. Other detractors included Banpu, a Thailand-based thermal coal producer, and not owning strong-performing Chinese Internet stock Tencent Holdings until September.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Asia Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Actual	1.05%	$ 1,000.00	$ 1,005.30	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Asia Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Korea (South)	20.9%
Hong Kong	14.6%
China	12.1%
India	11.4%
Taiwan	9.1%
Thailand	7.0%
Cayman Islands	6.8%
Indonesia	5.2%
Singapore	3.6%
Other	9.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Korea (South)	23.7%
Hong Kong	16.1%
China	14.2%
Taiwan	11.0%
India	7.9%
Thailand	6.3%
Indonesia	5.6%
Singapore	4.7%
Cayman Islands	3.5%
Other	7.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	99.6
Short-Term Investments and Net Other Assets (Liabilities)	1.4	0.4
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	6.4	7.6
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	2.4	2.5
AIA Group Ltd. (Hong Kong, Insurance)	2.2	1.8
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	2.2	1.9
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7	0.0
POSCO (Korea (South), Metals & Mining)	1.6	1.4
Hyundai Motor Co. (Korea (South), Automobiles)	1.5	2.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.5	4.3
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	1.5	1.3
China Petroleum & Chemical Corp. (H Shares) (China, Oil, Gas & Consumable Fuels)	1.3	2.0
	22.3
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.2	28.2
Information Technology	19.0	21.7
Industrials	8.7	9.2
Consumer Discretionary	8.3	9.1
Telecommunication Services	7.3	7.9
Materials	7.1	7.3
Consumer Staples	5.8	4.9
Energy	5.6	7.4
Utilities	4.0	3.0
Health Care	1.6	0.9

Annual Report

Fidelity Emerging Asia Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 0.6%
Origin Energy Ltd.	337,235	$ 3,976,759
Spark Infrastructure Group unit	2,634,208	4,621,203
TOTAL AUSTRALIA		8,597,962
Bermuda - 1.2%
BW Offshore Ltd.	546,500	321,115
Cafe de Coral Holdings Ltd.	478,000	1,415,488
Cheung Kong Infrastructure Holdings Ltd.	954,000	5,588,558
Genting Hong Kong Ltd. (a)	1,921,000	614,720
Kunlun Energy Co. Ltd.	3,058,000	5,681,925
Man Wah Holdings Ltd.	2,042,800	1,257,302
Oriental Watch Holdings Ltd.	5,778,000	1,729,661
TOTAL BERMUDA		16,608,769
Canada - 0.0%
Turquoise Hill Resources Ltd. (a)	57,400	448,855
Cayman Islands - 6.8%
7 Days Group Holdings Ltd. ADR (a)	97,200	1,171,260
AirMedia Group, Inc. ADR (a)(d)	151,875	344,756
Anta Sports Products Ltd.	2,221,000	1,891,420
Anton Oilfield Services Group	2,830,000	854,472
Baidu.com, Inc. sponsored ADR (a)	13,000	1,386,060
Chailease Holding Co. Ltd.	386,000	687,162
Changyou.com Ltd. (A Shares) ADR (d)	81,600	2,027,760
China Kanghui Holdings sponsored ADR (a)	26,100	798,660
China Lodging Group Ltd. ADR (a)	79,300	1,349,686
China Medical System Holdings Ltd.	2,411,000	1,390,594
China Metal Recycling (Holdings) Ltd.	1,071,600	1,071,593
China Shineway Pharmaceutical Group Ltd.	1,565,000	2,503,984
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	1,606,000	652,757
Coastal Energy Co. (a)	28,600	537,494
ENN Energy Holdings Ltd.	678,000	2,821,337
Ginko International Co. Ltd.	54,000	662,752
Gourmet Master Co. Ltd.	87,150	617,598
HiSoft Technology International Ltd. ADR (a)	46,700	485,213
Hopefluent Group Holdings Ltd.	2,108,000	606,556
Ju Teng International Holdings Ltd.	5,180,000	2,071,987
Kingsoft Corp. Ltd.	2,125,000	1,233,863
KWG Property Holding Ltd.	5,847,500	3,485,842
Lee & Man Paper Manufacturing Ltd.	7,427,000	3,900,348
Longfor Properties Co. Ltd.	3,826,500	6,754,346
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(d)	172,300	2,500,073
Mindray Medical International Ltd. sponsored ADR	18,300	622,383
O-Net Communications Group Ltd.	2,756,000	729,002
Samson Holding Ltd.	15,355,000	2,199,218
Sands China Ltd.	1,774,800	6,675,495
SOHO China Ltd.	3,003,000	2,042,027

	Shares	Value
SouFun Holdings Ltd. ADR (d)	141,700	$ 2,560,519
Tencent Holdings Ltd.	627,600	22,188,554
Tiangong International Co. Ltd.	3,066,000	739,791
Vinda International Holdings Ltd.	299,000	417,440
VST Holdings Ltd.	3,510,000	615,944
Wynn Macau Ltd.	1,495,600	4,235,898
Xueda Education Group sponsored ADR (a)	345,700	995,616
Yingde Gases Group Co. Ltd.	1,411,500	1,338,640
Youyuan International Holdings Ltd.	7,891,000	1,934,555
Zhen Ding Technology Holding Ltd.	191,000	504,800
TOTAL CAYMAN ISLANDS		89,607,455
China - 12.1%
Air China Ltd. (H Shares)	14,522,000	10,305,869
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd. (H Shares)	1,352,400	1,821,802
China Communications Construction Co. Ltd. (H Shares)	9,304,000	8,727,696
China Communications Services Corp. Ltd. (H Shares)	14,168,000	7,988,872
China Construction Bank Corp. (H Shares)	42,369,000	31,926,886
China Longyuan Power Grid Corp. Ltd. (H Shares)	2,857,000	1,861,646
China Petroleum & Chemical Corp. (H Shares)	16,632,000	17,528,084
China Railway Construction Corp. Ltd. (H Shares)	10,151,500	10,085,941
China Railway Group Ltd. (H Shares)	7,340,000	3,741,008
China Southern Airlines Ltd. (H Shares)	9,858,000	4,668,210
China Suntien Green Energy Corp. Ltd. (H Shares)	9,341,000	1,904,346
Chongqing Machinery & Electric Co. Ltd. (H Shares)	6,312,000	961,047
CITIC Securities Co. Ltd. (H Shares)	1,226,000	2,300,119
Great Wall Motor Co. Ltd. (H Shares)	1,419,500	3,901,310
Guangshen Railway Co. Ltd. (H Shares)	4,880,000	1,681,228
Guangzhou R&F Properties Co. Ltd. (H Shares)	1,700,800	2,091,422
Harbin Power Equipment Co. Ltd. (H Shares)	7,968,000	6,590,265
Huaneng Renewables Corp. Ltd. (H Shares) (a)	7,348,000	929,160
Industrial & Commercial Bank of China Ltd. (H Shares)	44,138,000	29,216,320
Ping An Insurance Group Co. China Ltd. (H Shares)	1,593,500	12,624,551
TOTAL CHINA		160,855,782
Hong Kong - 14.6%
AIA Group Ltd.	7,451,400	29,516,968
Beijing Enterprises Holdings Ltd.	459,500	2,967,462
BOC Hong Kong (Holdings) Ltd.	4,997,500	15,379,304
Cheung Kong Holdings Ltd.	1,158,000	17,108,406
China Everbright International	3,485,000	1,794,201
Common Stocks - continued
	Shares	Value
Hong Kong - continued
China Everbright Ltd.	1,048,000	$ 1,525,337
China Mobile Ltd.	1,545,000	17,136,749
China Power International Development Ltd.	8,587,000	2,337,865
China Resources Power Holdings Co. Ltd.	2,122,000	4,545,158
CITIC Pacific Ltd.	6,245,000	7,961,316
City Telecom (HK) Ltd. (CTI)	5,820,000	1,334,698
CNOOC Ltd.	4,700,000	9,672,491
Galaxy Entertainment Group Ltd. (a)	1,463,000	5,030,800
HKT Trust / HKT Ltd. unit	8,536,826	7,919,920
Hysan Development Co. Ltd.	1,231,000	5,440,191
Lenovo Group Ltd.	7,678,000	6,172,081
Magnificent Estates Ltd.	6,280,000	303,869
New World Development Co. Ltd.	5,980,206	9,244,181
PCCW Ltd.	30,520,000	12,326,062
Power Assets Holdings Ltd.	1,845,000	15,688,350
Singamas Container Holdings Ltd.	3,306,000	836,093
Sun Hung Kai Properties Ltd.	1,095,000	15,245,128
Vitasoy International Holdings Ltd.	1,546,000	1,468,192
Wing Hang Bank Ltd.	196,500	2,084,154
TOTAL HONG KONG		193,038,976
India - 11.4%
Aditya Birla Nuvo Ltd.	144,331	2,437,975
Apollo Tyres Ltd. (a)	1,705,002	2,718,877
Axis Bank Ltd.	300,977	6,615,285
Bajaj Auto Ltd.	78,385	2,646,268
Britannia Industries Ltd. (a)	60,530	544,101
Cairn India Ltd.	432,799	2,706,753
Cox & Kings India Ltd.	272,710	695,397
Dena Bank	1,152,618	2,276,102
Dish TV India Ltd. (a)	720,138	1,009,170
Gateway Distriparks Ltd.	711,052	1,890,456
Godrej Consumer Products Ltd.	124,401	1,667,928
Grasim Industries Ltd.	188,398	12,255,882
Hathway Cable & Datacom Ltd. (a)	541,559	2,359,790
HCL Infosystems Ltd.	1,248,955	986,536
Hindalco Industries Ltd.	3,232,705	7,002,542
Hindustan Unilever Ltd.	1,043,982	10,605,716
Housing Development Finance Corp. Ltd.	986,440	13,976,629
ICICI Bank Ltd.	317,185	6,171,672
IDBI Bank Ltd.	773,872	1,334,733
INFO Edge India Ltd.	35,689	232,421
Infotech Enterprises Ltd.	332,382	1,161,067
Ipca Laboratories Ltd.	157,851	1,346,890
ITC Ltd.	1,516,701	7,964,759
Jubilant Foodworks Ltd. (a)	38,001	892,022
Mahindra & Mahindra Financial Services Ltd.	178,588	2,876,560
Manappuram General Finance & Leasing Ltd.	1,235,432	846,123

	Shares	Value
Maruti Suzuki India Ltd.	136,188	$ 3,639,526
McLeod Russel India Ltd. (a)	326,072	1,833,833
MindTree Consulting Ltd.	86,420	1,058,868
Muthoot Finance Ltd. (a)	484,741	1,669,859
NIIT Technologies Ltd.	308,873	1,689,459
NTPC Ltd.	1,053,859	3,238,650
Opto Circuits India Ltd.	420,145	938,211
Petronet LNG Ltd.	1,529,759	4,782,185
Power Grid Corp. of India Ltd.	2,623,630	5,558,848
Rolta India Ltd.	1,314,463	1,585,515
Shriram City Union Finance Ltd. (a)	79,229	1,149,818
Simplex Infrastructures Ltd.	126,330	477,920
SREI Infrastructure Finance Ltd.	3,334,960	1,664,226
Strides Arcolab Ltd.	162,583	2,701,860
Tata Chemicals Ltd. (a)	498,327	2,930,872
Tata Consultancy Services Ltd.	347,941	8,506,949
Tata Steel Ltd.	1,085,009	7,908,940
Tech Mahindra Ltd. (a)	123,023	2,168,593
TTK Prestige Ltd. (a)	11,855	706,331
Yes Bank Ltd.	270,809	2,071,647
Zydus Wellness Ltd.	30,317	247,134
TOTAL INDIA		151,750,898
Indonesia - 5.2%
PT ACE Hardware Indonesia Tbk	1,773,500	1,292,498
PT Bank Bukopin Tbk	30,934,000	2,061,184
PT Bank Central Asia Tbk	8,816,000	7,526,381
PT Bank Rakyat Indonesia Tbk	20,931,000	16,125,845
PT BISI International Tbk	6,945,000	773,672
PT Ciputra Development Tbk	17,100,500	1,210,650
PT Global Mediacom Tbk	21,033,500	4,981,885
PT Kalbe Farma Tbk	36,202,500	3,656,041
PT Media Nusantara Citra Tbk	2,771,000	814,997
PT Pembangunan Perumahan Persero Tbk	27,536,500	2,207,498
PT Telkomunikasi Indonesia Tbk Series B	15,118,000	15,354,673
PT Tempo Scan Pacific Tbk	4,818,500	1,617,865
PT Unilever Indonesia Tbk	3,008,000	8,158,050
PT XL Axiata Tbk	3,814,000	2,720,020
TOTAL INDONESIA		68,501,259
Japan - 0.1%
Suzuki Motor Corp.	59,300	1,343,034
Korea (South) - 20.9%
AMOREPACIFIC Corp.	2,676	3,043,364
BS Financial Group, Inc.	761,040	8,620,263
Chong Kun Dang Pharmaceutical Corp.	92,340	2,938,769
CJ CheilJedang Corp.	9,712	3,050,811
CJ Corp.	56,648	5,533,249
DGB Financial Group Co. Ltd.	604,730	7,653,968
Dongbu Insurance Co. Ltd.	40,760	1,848,615
Hana Financial Group, Inc.	305,950	8,909,231
Hanjin Shipping Co. Ltd. (a)	243,500	2,713,447
Hotel Shilla Co.	90,450	3,816,036
Hyundai Hysco Co. Ltd.	111,840	4,472,287
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Hyundai Merchant Marine Co. Ltd. (a)	30,740	$ 740,081
Hyundai Motor Co.	98,745	20,331,879
Hyundai Steel Co.	60,621	4,364,543
Hyundai Wia Corp.	28,562	4,623,591
ICD Co. Ltd.	111,899	1,364,972
Industrial Bank of Korea	378,810	4,169,162
Jcontentree Corp. (a)	579,339	2,165,242
KCC Corp.	5,567	1,562,387
Kia Motors Corp.	224,397	12,471,989
Korea Zinc Co. Ltd.	8,538	3,508,167
LG International Corp.	133,619	4,852,991
LG Telecom Ltd.	296,180	1,893,366
LIG Non-Life Insurance Co. Ltd.	43,060	1,097,905
Lotte Samkang Co. Ltd.	12,393	8,308,830
Nong Shim Co. Ltd.	13,593	3,216,482
Osstem Implant Co. Ltd. (a)	52,473	1,520,789
Paradise Co. Ltd.	35,062	586,875
POSCO	67,863	21,338,524
Samsung Electronics Co. Ltd.	70,359	84,535,084
Samsung Fire & Marine Insurance Co. Ltd.	41,508	9,079,590
Samsung Heavy Industries Ltd.	316,600	9,683,956
SBS Contents Hub Co. Ltd.	48,411	725,952
SK Chemicals Co. Ltd.	31,198	1,922,835
SK Energy Co. Ltd.	51,735	7,615,625
SK Holdings Co. Ltd.	54,679	7,622,724
Soulbrain Co. Ltd.	64,933	2,614,424
Sungwoo Hitech Co. Ltd.	305,435	2,969,414
TOTAL KOREA (SOUTH)		277,487,419
Malaysia - 2.2%
Bumiputra-Commerce Holdings Bhd	3,949,300	9,892,698
Glomac Bhd	4,091,300	1,134,980
Hong Leong Bank Bhd	388,000	1,869,941
Lafarge Malayan Cement Bhd	904,100	2,893,951
Malaysian Plantations Bhd	1,991,300	2,660,732
Maxis Bhd	2,240,300	5,119,005
Telekom Malaysia Bhd	1,906,500	3,742,899
TIME dotCom Bhd (a)	1,149,500	1,320,831
TOTAL MALAYSIA		28,635,037
Papua New Guinea - 0.0%
Oil Search Ltd. ADR	79,618	614,897
Philippines - 1.2%
Cebu Air, Inc.	996,000	1,386,161
Manila Water Co., Inc.	8,153,200	5,752,866
PUREGOLD Price Club, Inc.	3,706,700	2,701,111
Security Bank Corp.	1,018,660	4,012,678
Universal Robina Corp.	975,000	1,705,657
TOTAL PHILIPPINES		15,558,473
Singapore - 3.6%
Ascendas Real Estate Investment Trust	3,529,000	6,827,709

	Shares	Value
Avago Technologies Ltd.	156,100	$ 5,155,983
First Resources Ltd.	1,846,000	3,102,394
Global Logistic Properties Ltd.	2,251,000	4,742,638
Hutchison Port Holdings Trust	4,654,000	3,630,120
Mapletree Industrial (REIT)	3,746,000	4,299,393
Mapletree Logistics Trust (REIT)	7,182,000	6,535,514
Petra Foods Ltd.	349,000	749,615
StarHub Ltd.	1,045,000	3,152,648
UOL Group Ltd.	1,588,000	7,368,487
Yanlord Land Group Ltd. (a)	1,528,000	1,578,357
TOTAL SINGAPORE		47,142,858
Taiwan - 9.1%
ASUSTeK Computer, Inc.	936,000	10,029,716
Chicony Electronics Co. Ltd.	4,055,085	8,898,697
Chinatrust Financial Holding Co. Ltd.	16,316,736	8,993,477
Chipbond Technology Corp.	1,780,000	3,016,433
ECLAT Textile Co. Ltd.	52,000	153,810
Far EasTone Telecommunications Co. Ltd.	2,449,000	5,650,894
FLEXium Interconnect, Inc.	109,095	444,447
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,391,770	19,409,449
Insyde Software Corp.	526,928	1,554,988
MediaTek, Inc.	1,022,000	11,353,612
Merida Industry Co. Ltd.	160,000	613,489
Novatek Microelectronics Corp.	686,000	2,583,362
Quanta Computer, Inc.	2,135,000	4,882,506
Radiant Opto-Electronics Corp.	1,396,910	5,810,495
Taiwan Semiconductor Manufacturing Co. Ltd.	6,533,192	19,908,730
Unified-President Enterprises Corp.	5,177,030	9,145,318
Wistron Corp.	3,974,628	3,816,786
Wowprime Corp.	50,000	701,814
Yang Ming Marine Transport Corp.	8,016,000	3,128,463
TOTAL TAIWAN		120,096,486
Thailand - 7.0%
Advanced Info Service PCL (For. Reg.)	1,204,800	7,758,331
Bangchak Petroleum PCL (For. Reg.)	1,184,500	1,013,796
Bangkok Bank Public Co. Ltd. NVDR	1,820,700	10,507,463
Bangkok Expressway PCL (For.Reg.)	1,500,100	1,357,280
Banpu PCL:
(For. Reg.)	14,300	182,771
NVDR unit	321,200	4,105,328
Charoen Pokphand Foods PCL (For. Reg.)	3,902,100	4,484,807
Home Product Center PCL (For. Reg.)	1,428,840	531,098
LPN Development PCL unit	7,334,400	4,328,420
Preuksa Real Estate PCL (For. Reg.)	3,560,400	2,275,313
PTT Global Chemical PCL (For. Reg.)	2,592,838	5,156,933
PTT PCL (For. Reg.)	1,401,600	14,532,403
Robinsons Department Store PCL (For. Reg.)	338,200	669,894
Siam Commercial Bank PCL (For. Reg.)	2,697,800	14,161,911
Siam Makro PCL (For. Reg.)	243,700	3,655,103
Common Stocks - continued
	Shares	Value
Thailand - continued
Sino Thai Engineering & Construction PCL (For. Reg.)	3,533,800	$ 2,465,710
Supalai PCL NVDR	1,944,500	1,217,294
Thai Tap Water Supply PCL	5,834,000	1,502,726
Thai Union Frozen Products PCL:
(For. Reg.)	1,938,240	4,550,156
NVDR	537,040	1,260,740
Thanachart Capital PCL (For. Reg.)	2,122,700	2,560,805
Total Access Communication PCL unit	1,228,400	3,474,526
Toyo-Thai Corp. PCL NVDR	823,400	731,583
TOTAL THAILAND		92,484,391
United Kingdom - 0.9%
HSBC Holdings PLC (Hong Kong)	382,289	3,767,118
Standard Chartered PLC (Hong Kong)	252,256	6,028,066
Vedanta Resources PLC	97,500	1,784,243
TOTAL UNITED KINGDOM		11,579,427
United States of America - 1.7%
China Natural Gas, Inc. (a)(d)	84,700	63,525
Citigroup, Inc.	148,600	5,556,154
Cognizant Technology Solutions Corp. Class A (a)	121,400	8,091,310
Freeport-McMoRan Copper & Gold, Inc.	181,300	7,048,944
Las Vegas Sands Corp.	28,600	1,328,184
Yum! Brands, Inc.	6,000	420,660
TOTAL UNITED STATES OF AMERICA		22,508,777
TOTAL COMMON STOCKS (Cost $1,242,533,145)		1,306,860,755
Money Market Funds - 1.6%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	19,523,448	$ 19,523,448
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,683,134	1,683,134
TOTAL MONEY MARKET FUNDS (Cost $21,206,582)		21,206,582
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,263,739,727)	1,328,067,337
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(2,859,058)
NET ASSETS - 100%	$ 1,325,208,279
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,150
Fidelity Securities Lending Cash Central Fund	361,813
Total	$ 383,963
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 110,717,940	$ 110,717,940	$ -	$ -
Consumer Staples	82,655,213	82,655,213	-	-
Energy	76,683,201	49,482,626	27,200,575	-
Financials	406,553,496	396,614,706	9,938,790	-
Health Care	20,698,798	20,698,798	-	-
Industrials	114,564,139	114,564,139	-	-
Information Technology	248,947,713	229,038,983	19,908,730	-
Materials	94,636,869	61,042,463	33,594,406	-
Telecommunication Services	96,893,494	63,067,374	33,826,120	-
Utilities	54,509,892	54,509,892	-	-
Money Market Funds	21,206,582	21,206,582	-	-
Total Investments in Securities:	$ 1,328,067,337	$ 1,203,598,716	$ 124,468,621	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 669,874,650

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $1,656,566) - See accompanying schedule: Unaffiliated issuers (cost $1,242,533,145)	$ 1,306,860,755
Fidelity Central Funds (cost $21,206,582)	21,206,582
Total Investments (cost $1,263,739,727)		$ 1,328,067,337
Foreign currency held at value (cost $45,861)		45,861
Receivable for investments sold		11,871,957
Receivable for fund shares sold		1,712,014
Dividends receivable		573,873
Distributions receivable from Fidelity Central Funds		5,166
Other receivables		703,407
Total assets		1,342,979,615

Liabilities
Payable for investments purchased	$ 11,652,713
Payable for fund shares redeemed	2,622,582
Accrued management fee	941,781
Other affiliated payables	297,793
Other payables and accrued expenses	573,333
Collateral on securities loaned, at value	1,683,134
Total liabilities		17,771,336

Net Assets		$ 1,325,208,279
Net Assets consist of:
Paid in capital		$ 1,523,385,416
Undistributed net investment income		19,737,880
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(281,847,197)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		63,932,180
Net Assets, for 46,380,801 shares outstanding		$ 1,325,208,279
Net Asset Value, offering price and redemption price per share ($1,325,208,279 ÷ 46,380,801 shares)		$ 28.57

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 39,387,497
Interest		16
Income from Fidelity Central Funds		383,963
Income before foreign taxes withheld		39,771,476
Less foreign taxes withheld		(3,606,436)
Total income		36,165,040

Expenses
Management fee Basic fee	$ 9,884,490
Performance adjustment	(1,552,044)
Transfer agent fees	3,220,263
Accounting and security lending fees	631,708
Custodian fees and expenses	780,131
Independent trustees' compensation	9,365
Registration fees	32,100
Audit	97,238
Legal	7,412
Interest	2,593
Miscellaneous	17,033
Total expenses before reductions	13,130,289
Expense reductions	(434,830)	12,695,459
Net investment income (loss)		23,469,581
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,879,084)
Foreign currency transactions	(559,956)
Total net realized gain (loss)		(12,439,040)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $299,951)	71,685,184
Assets and liabilities in foreign currencies	(33,209)
Total change in net unrealized appreciation (depreciation)		71,651,975
Net gain (loss)		59,212,935
Net increase (decrease) in net assets resulting from operations		$ 82,682,516

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Asia Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,469,581	$ 29,557,978
Net realized gain (loss)	(12,439,040)	145,863,376
Change in net unrealized appreciation (depreciation)	71,651,975	(283,641,613)
Net increase (decrease) in net assets resulting from operations	82,682,516	(108,220,259)
Distributions to shareholders from net investment income	(28,292,736)	(28,179,915)
Distributions to shareholders from net realized gain	-	(6,100,808)
Total distributions	(28,292,736)	(34,280,723)
Share transactions
Proceeds from sale of shares	151,864,540	468,544,331
Reinvestment of distributions	26,918,231	32,690,177
Cost of shares redeemed	(433,734,675)	(551,098,679)
Net increase (decrease) in net assets resulting from share transactions	(254,951,904)	(49,864,171)
Redemption fees	135,187	438,078
Total increase (decrease) in net assets	(200,426,937)	(191,927,075)

Net Assets
Beginning of period	1,525,635,216	1,717,562,291
End of period (including undistributed net investment income of $19,737,880 and undistributed net investment income of $24,561,036, respectively)	$ 1,325,208,279	$ 1,525,635,216
Other Information
Shares
Sold	5,537,329	15,394,610
Issued in reinvestment of distributions	1,017,318	1,090,764
Redeemed	(16,016,403)	(18,480,637)
Net increase (decrease)	(9,461,756)	(1,995,263)

Financial Highlights - Emerging Asia

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 27.32	$ 29.70	$ 23.98	$ 18.50	$ 49.39
Income from Investment Operations
Net investment income (loss) B	.46	.50	.39	.58 E	.44
Net realized and unrealized gain (loss)	1.30	(2.30)	6.16	5.09	(28.21)
Total from investment operations	1.76	(1.80)	6.55	5.67	(27.77)
Distributions from net investment income	(.51)	(.49)	(.43)	(.20)	(.28)
Distributions from net realized gain	-	(.11)	(.40)	-	(2.89)
Total distributions	(.51)	(.59) H	(.83)	(.20)	(3.17)
Redemption fees added to paid in capital B	- G	.01	- G	.01	.05
Net asset value, end of period	$ 28.57	$ 27.32	$ 29.70	$ 23.98	$ 18.50
Total Return A	6.60%	(6.20)%	27.93%	31.08%	(59.64)%
Ratios to Average Net Assets C, F
Expenses before reductions	.94%	.82%	.78%	1.14%	1.18%
Expenses net of fee waivers, if any	.94%	.82%	.78%	1.14%	1.18%
Expenses net of all reductions	.91%	.78%	.74%	.99%	1.04%
Net investment income (loss)	1.68%	1.68%	1.50%	2.86% E	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,325,208	$ 1,525,635	$ 1,717,562	$ 1,736,852	$ 1,605,632
Portfolio turnover rate D	94%	115%	105%	220%	147%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.59 per share is comprised of distributions from net investment income of $.485 and distributions from net realized gain of $.105 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

The Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 138,544,122
Gross unrealized depreciation	(80,845,617)
Net unrealized appreciation (depreciation) on securities and other investments	$ 57,698,505

Tax Cost	$ 1,270,368,832

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 23,491,146
Capital loss carryforward	$ (278,970,970)
Net unrealized appreciation (depreciation)	$ 57,603,026

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (266,190,956)
No expiration
Short-term	(12,780,014)
Total capital loss carryforward	$ (278,970,970)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 28,292,736	$ 34,280,723

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,297,008,882 and $1,557,525,724, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $989 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,327,200.38%		$ 2,593

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,898 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $361,813, including $106 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $434,830 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets Fund	1.03%	-8.13%	13.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Fidelity Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks gained 2.98% for the year ending October 31, 2012, as measured by the MSCI® Emerging Markets Index. After some early choppiness, the index rallied strongly in the first two months of 2012 but retreated from March through May amid renewed concerns about Europe's sovereign debt crisis and continued economic sluggishness in key countries such as China and Brazil. A general uptrend in the final five months of the period lifted the index into positive territory for the full year, despite the head wind of a generally stronger U.S. dollar. Major benchmark component Brazil was a drag on performance, falling roughly 13%. The nation's inflation rate crept higher while economic growth ebbed, creating an unfavorable backdrop for stocks here. India's market retreated about 5%, while Russia gave up 4%. Conversely, Hong Kong advanced approximately 17%, aided by rebounding shares of property developers, while South Africa added 7%, China rose roughly 5% and South Korea and Taiwan gained about 4% and 1%, respectively. Sentiment about Chinese stocks improved following the government's September approval of massive outlays for infrastructure projects, in hopes of halting that nation's economic slowdown. However, China's ongoing transition to new Communist Party leadership created uncertainty that kept some investors on the sidelines.

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund for most of the period: For the year, the fund's Retail Class shares returned 1.03%, lagging the MSCI index. Relative performance was hurt the most by out-of-benchmark exposure to emerging-markets stocks listed in the United States, the United Kingdom and Canada, along with my picks in Taiwan and Hong Kong. Important individual detractors included OGX Petroleo e Gas Participacoes, a Brazilian producer of crude oil and natural gas. Given the company's significant downward revisions in its production and earnings targets, I sold the stock. Similar comments apply to an out-of-index position in Canadian gold-mining stock Eldorado Gold, which I also sold. Further weighing on our results was a non-index stake in China-based Yantai Changyu Pioneer Wine and underweighting the strong-performing shares of Taiwan Semiconductor Manufacturing. Conversely, stock selection in Indonesia helped. An out-of-benchmark stake in Indonesian cellular tower operator Tower Bersama Infrastructure paid off, as did underweighting Brazilian iron ore and nickel producer Vale and a sizable overweighting in Chinese automaker Great Wall Motor, which outperformed.

Note to shareholders: On October 1, 2012, Sammy Simnegar became Portfolio Manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Emerging Markets	1.08%
Actual		$ 1,000.00	$ 965.10	$ 5.33
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Class K	.87%
Actual		$ 1,000.00	$ 966.00	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Korea (South)	13.3%
Brazil	12.2%
India	7.8%
Indonesia	7.2%
United States of America	5.9%
Cayman Islands	5.8%
South Africa	5.6%
Thailand	4.0%
Russia	3.9%
Other	34.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Korea (South)	20.3%
Brazil	10.8%
Indonesia	7.1%
Taiwan	6.7%
China	6.4%
South Africa	6.2%
Cayman Islands	5.9%
Russia	5.3%
Hong Kong	4.9%
Other	26.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.4	99.3
Bonds	0.0	0.1
Short-Term Investments and Net Other Assets (Liabilities)	1.6	0.6
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.4	5.1
iShares MSCI Emerging Markets Index ETF (United States of America, Investment Companies)	2.0	0.0
Vale SA (PN-A) (Brazil, Metals & Mining)	1.7	0.7
Hyundai Motor Co. (Korea (South), Automobiles)	1.6	2.0
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.6	1.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.6	0.0
Itau Unibanco Holdings SA sponsored ADR (Brazil, Commercial Banks)	1.5	0.0
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	1.5	1.4
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	1.4	1.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.2	1.6
	18.5
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	20.5
Consumer Discretionary	17.8	12.7
Information Technology	13.5	14.6
Consumer Staples	11.0	9.7
Materials	10.4	9.5
Industrials	9.5	8.7
Energy	6.4	13.8
Telecommunication Services	2.9	4.6
Health Care	1.4	1.4
Utilities	1.2	3.9

Annual Report

Fidelity Emerging Markets Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Australia - 0.3%
Iluka Resources Ltd.	834,598	$ 8,594,236
Bailiwick of Jersey - 0.2%
Randgold Resources Ltd. sponsored ADR	51,100	6,111,049
Bermuda - 1.8%
Brilliance China Automotive Holdings Ltd. (a)	7,674,000	9,585,012
Credicorp Ltd. (NY Shares)	234,732	30,360,237
Digital China Holdings Ltd. (H Shares)	3,854,000	6,484,624
Great Eagle Holdings Ltd.	1,232,000	3,656,234
Jardine Matheson Holdings Ltd.	8,000	492,800
TOTAL BERMUDA		50,578,907
Brazil - 12.2%
BR Malls Participacoes SA	1,346,200	17,697,024
Brasil Foods SA	561,934	10,223,018
CCR SA	1,867,700	16,423,585
Cetip SA - Mercados Organizado	787,433	9,072,121
Cielo SA	786,100	19,448,820
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	323,819	15,135,300
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	974,334	39,743,084
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	227,355	9,624,570
Companhia de Saneamento de Minas Gerais	475,717	11,228,612
Gerdau SA sponsored ADR	1,561,874	13,728,872
Itau Unibanco Holdings SA sponsored ADR	2,893,600	42,188,688
Localiza Rent A Car SA	32,300	566,151
Mills Estruturas e Servicos de Engenharia SA	519,700	7,968,025
Multiplan Empreendimentos Imobiliarios SA	624,367	18,290,951
Multiplus SA	801,910	18,631,808
Qualicorp SA (a)	1,137,600	11,672,575
Souza Cruz SA	26,767	349,241
Totvs SA	228,374	4,643,828
Ultrapar Participacoes SA	957,700	20,087,157
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	1,623,461	7,841,339
Vale SA (PN-A)	2,636,723	47,189,819
TOTAL BRAZIL		341,754,588
British Virgin Islands - 1.1%
Arcos Dorados Holdings, Inc. Class A	1,067,435	13,780,586
Gem Diamonds Ltd. (a)	759,283	2,067,682
Mail.ru Group Ltd. GDR (e)	442,500	14,757,375
TOTAL BRITISH VIRGIN ISLANDS		30,605,643
Canada - 0.4%
Africa Oil Corp. (a)	29,951	297,486

	Shares	Value
First Quantum Minerals Ltd.	430,268	$ 9,671,606
Ivanplats Ltd. Class A (f)	549,975	2,299,570
TOTAL CANADA		12,268,662
Cayman Islands - 5.8%
Anta Sports Products Ltd.	4,438,000	3,779,434
Baidu.com, Inc. sponsored ADR (a)	128,900	13,743,318
Belle International Holdings Ltd.	4,010,000	7,471,487
Chailease Holding Co. Ltd.	2,784,000	4,956,111
Changyou.com Ltd. (A Shares) ADR	223,219	5,546,992
Country Garden Holdings Co. Ltd.	1,446,106	580,305
ENN Energy Holdings Ltd.	244,000	1,015,348
Eurasia Drilling Co. Ltd. GDR (Reg. S)	470,291	16,272,069
Golden Eagle Retail Group Ltd. (H Shares)	2,923,000	6,411,701
Hengan International Group Co. Ltd.	1,846,000	16,816,356
Hengdeli Holdings Ltd.	44,860,000	14,123,573
Intime Department Store Group Co. Ltd.	2,884,000	3,416,122
KWG Property Holding Ltd.	3,842,500	2,290,611
MStar Semiconductor, Inc.	216,000	1,830,195
NetEase.com, Inc. sponsored ADR (a)	153,152	8,270,208
Sands China Ltd.	856,000	3,219,644
SINA Corp. (a)	106,400	5,812,632
Tencent Holdings Ltd.	1,258,300	44,486,707
Vinda International Holdings Ltd.	3,041,000	4,245,601
TOTAL CAYMAN ISLANDS		164,288,414
Chile - 0.7%
CAP SA	217,106	7,484,438
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (d)	194,647	11,260,329
TOTAL CHILE		18,744,767
China - 3.2%
Air China Ltd. (H Shares)	6,326,000	4,489,390
China Communications Construction Co. Ltd. (H Shares)	9,315,000	8,738,015
China Communications Services Corp. Ltd. (H Shares)	19,970,000	11,260,431
China Minsheng Banking Corp. Ltd. (H Shares)	15,847,000	14,415,565
China Railway Construction Corp. Ltd. (H Shares)	4,693,500	4,663,189
China Shenhua Energy Co. Ltd. (H Shares)	835,500	3,557,590
Dongfeng Motor Group Co. Ltd. (H Shares)	4,462,000	5,527,087
Great Wall Motor Co. Ltd. (H Shares)	8,433,500	23,178,373
Huadian Power International Corp. Ltd. (H Shares) (a)	12,364,000	3,142,829
Tsingtao Brewery Co. Ltd. (H Shares)	82,000	443,326
Yantai Changyu Pioneer Wine Co. (B Shares)	1,873,860	9,499,805
TOTAL CHINA		88,915,600
Common Stocks - continued
	Shares	Value
Colombia - 1.5%
Almacenes Exito SA	741,818	$ 14,141,719
BanColombia SA sponsored ADR	174,049	11,142,617
Ecopetrol SA ADR (d)	296,500	17,555,765
TOTAL COLOMBIA		42,840,101
Czech Republic - 0.3%
Philip Morris CR A/S	14,266	7,643,421
Finland - 0.6%
Kone Oyj (B Shares) (d)	20,800	1,489,536
Nokian Tyres PLC	360,700	14,960,682
TOTAL FINLAND		16,450,218
France - 0.5%
LVMH Moet Hennessy - Louis Vuitton SA	91,254	14,832,171
Hong Kong - 2.6%
AIA Group Ltd.	125,400	496,743
China Mobile Ltd.	481,600	5,341,785
CNOOC Ltd.	20,334,000	41,846,900
Dah Chong Hong Holdings Ltd.	8,279,000	7,808,916
Galaxy Entertainment Group Ltd. (a)	1,617,000	5,560,358
Guangdong Investment Ltd.	9,818,000	8,031,706
Shenzhen Investment Ltd.	6,594,000	1,752,716
Singamas Container Holdings Ltd.	13,906,000	3,516,850
TOTAL HONG KONG		74,355,974
India - 7.8%
Axis Bank Ltd.	534,804	11,754,655
Bajaj Auto Ltd.	325,108	10,975,605
Bharat Heavy Electricals Ltd.	1,834,291	7,663,760
GlaxoSmithKline Pharmaceuticals Ltd.	53,036	1,976,344
HDFC Bank Ltd.	1,040,389	12,216,228
Hindustan Unilever Ltd.	2,149,272	21,834,254
Housing Development Finance Corp. Ltd.	1,078,774	15,284,887
ICICI Bank Ltd.	1,222,397	23,784,961
ITC Ltd.	890,169	4,674,607
Jaypee Infratech Ltd.	2,914,167	2,586,218
Larsen & Toubro Ltd.	436,558	13,199,784
Mahindra & Mahindra Financial Services Ltd.	813,982	13,111,002
Tata Consultancy Services Ltd.	854,377	20,889,005
Tata Motors Ltd.	4,253,223	20,225,370
Tata Steel Ltd.	1,656,008	12,071,115
Tech Mahindra Ltd. (a)	245,142	4,321,251
Titan Industries Ltd.	1,632,955	7,869,626
Ultratech Cemco Ltd.	430,479	15,971,047
TOTAL INDIA		220,409,719
Indonesia - 7.2%
PT AKR Corporindo Tbk	980,500	454,264
PT Astra International Tbk	35,143,500	29,453,824
PT Bank Central Asia Tbk	579,500	494,730
PT Bank Mandiri (Persero) Tbk	27,768,000	23,850,602

	Shares	Value
PT Bank Rakyat Indonesia Tbk	37,260,000	$ 28,706,177
PT Bank Tabungan Negara Tbk	177,500	28,089
PT Bumi Serpong Damai Tbk	62,585,400	8,079,705
PT Ciputra Development Tbk	3,464,500	245,273
PT Gadjah Tunggal Tbk	6,986,500	1,582,048
PT Global Mediacom Tbk	56,864,000	13,468,511
PT Indocement Tunggal Prakarsa Tbk	8,437,500	18,798,723
PT Indofood Sukses Makmur Tbk	6,511,000	4,846,794
PT Jasa Marga Tbk	9,787,500	5,910,178
PT Media Nusantara Citra Tbk	3,430,000	1,008,819
PT Mitra Adiperkasa Tbk	19,720,000	13,447,731
PT Pembangunan Perumahan Persero Tbk	16,021,500	1,284,383
PT Resource Alam Indonesia Tbk	8,074,000	2,395,711
PT Semen Gresik (Persero) Tbk	9,173,000	14,229,789
PT Summarecon Agung Tbk	1,465,500	267,008
PT Telkomunikasi Indonesia Tbk Series B	5,655,500	5,744,037
PT Tower Bersama Infrastructure Tbk (a)	37,424,865	19,481,888
PT United Tractors Tbk	4,048,000	8,892,497
PT Wijaya Karya Persero Tbk	7,813,500	1,114,466
TOTAL INDONESIA		203,785,247
Ireland - 0.3%
Dragon Oil PLC	870,100	7,792,888
Israel - 1.0%
Check Point Software Technologies Ltd. (a)	338,460	15,071,624
Israel Chemicals Ltd.	1,067,200	13,354,942
TOTAL ISRAEL		28,426,566
Italy - 0.4%
Prada SpA	1,450,500	11,828,517
Japan - 0.0%
Fanuc Corp.	3,500	557,247
Korea (South) - 13.3%
Cheil Worldwide, Inc.	25,820	497,304
CJ Corp.	24,943	2,436,376
Cosmax, Inc.	6,480	289,137
DGB Financial Group Co. Ltd.	393,540	4,980,971
Dongbu Insurance Co. Ltd.	267,210	12,118,952
Grand Korea Leisure Co. Ltd.	42,920	1,208,493
Hana Financial Group, Inc.	160,710	4,679,858
Honam Petrochemical Corp.	12,930	2,644,536
Hotel Shilla Co.	314,713	13,277,569
Hyundai Glovis Co. Ltd.	8,608	1,792,149
Hyundai Heavy Industries Co. Ltd.	88,694	18,628,410
Hyundai Hysco Co. Ltd.	388,360	15,529,842
Hyundai Mobis	44,867	11,439,785
Hyundai Motor Co.	220,399	45,380,786
Hyundai Wia Corp.	25,092	4,061,870
Industrial Bank of Korea	643,160	7,078,583
Interflex Co. Ltd.	4,601	262,475
Kia Motors Corp.	521,053	28,960,135
Korea Zinc Co. Ltd.	4,236	1,740,524
Common Stocks - continued
	Shares	Value
Korea (South) - continued
KT Corp.	12,310	$ 417,989
KT&G Corp.	241,611	18,414,663
LG Chemical Ltd.	83,338	23,388,941
LG Corp.	75,855	4,633,450
Lotte Samkang Co. Ltd.	15,336	10,281,951
NHN Corp.	2,225	515,273
Samsung C&T Corp.	82,372	4,480,024
Samsung Electronics Co. Ltd.	102,273	122,879,192
Samsung Heavy Industries Ltd.	74,960	2,292,828
Silicon Works Co. Ltd.	87,326	2,238,574
SK Energy Co. Ltd.	2,948	433,959
Sung Kwang Bend Co. Ltd.	235,711	5,707,289
TK Corp. (a)	91,531	2,321,183
TOTAL KOREA (SOUTH)		375,013,071
Luxembourg - 0.5%
L'Occitane Ltd.	4,051,000	12,623,357
Malaysia - 0.3%
Bumiputra-Commerce Holdings Bhd	190,200	476,437
Malayan Banking Bhd	2,652,100	7,862,266
TOTAL MALAYSIA		8,338,703
Mexico - 3.1%
CEMEX SA de CV sponsored ADR	1,749,940	15,819,458
Coca-Cola FEMSA SAB de CV Series L	322,685	4,135,957
Fomento Economico Mexicano SAB de CV unit	1,498,100	13,491,366
Grupo Financiero Banorte SAB de CV Series O	3,860,500	21,448,860
Grupo Mexico SA de CV Series B	2,869,031	9,193,871
Grupo Televisa SA de CV	5,127,457	23,307,335
TOTAL MEXICO		87,396,847
Netherlands - 0.6%
ASML Holding NV (Netherlands)	77,500	4,260,351
Yandex NV (a)	529,500	12,326,760
TOTAL NETHERLANDS		16,587,111
Nigeria - 0.6%
Guaranty Trust Bank PLC GDR (Reg. S)	2,876,489	17,834,232
Panama - 0.9%
Banco Latinoamericano de Exporaciones SA (BLADEX) Series E	334,992	7,537,320
Copa Holdings SA Class A	177,200	16,447,704
TOTAL PANAMA		23,985,024
Philippines - 2.6%
Alliance Global Group, Inc.	17,480,300	6,328,634
Ayala Corp.	471,140	5,078,224
International Container Terminal Services, Inc.	8,189,630	14,147,536
Manila Water Co., Inc.	2,015,100	1,421,847
Metropolitan Bank & Trust Co.	2,733,240	6,317,708

	Shares	Value
Philippine National Bank (a)	2,173,910	$ 3,808,309
PUREGOLD Price Club, Inc.	6,059,500	4,415,621
Security Bank Corp.	4,334,780	17,075,447
SM Investments Corp.	338,620	6,615,860
SM Prime Holdings, Inc.	23,060,100	8,135,558
TOTAL PHILIPPINES		73,344,744
Poland - 0.5%
Bank Polska Kasa Opieki SA	315,900	15,168,424
Russia - 3.6%
Magnit OJSC GDR (Reg. S)	16,600	589,300
Mechel Steel Group OAO sponsored ADR	137,815	875,125
Mobile TeleSystems OJSC sponsored ADR	422,061	7,234,126
NOVATEK OAO GDR (Reg. S)	193,758	22,088,412
Sberbank (Savings Bank of the Russian Federation)	15,341,500	44,911,019
Tatneft OAO sponsored ADR	168,500	6,527,690
TNK-BP Holding	172,236	351,605
Uralkali OJSC GDR (Reg. S)	456,400	17,881,752
TOTAL RUSSIA		100,459,029
Singapore - 0.4%
Keppel Corp. Ltd.	1,258,000	10,993,835
South Africa - 5.6%
African Bank Investments Ltd.	4,768,962	16,126,353
AVI Ltd.	1,754,243	11,568,638
Bidvest Group Ltd.	380,600	9,084,114
FirstRand Ltd.	4,424,260	14,685,197
Foschini Ltd.	302,764	4,395,860
Imperial Holdings Ltd.	906,370	20,590,932
Life Healthcare Group Holdings Ltd.	4,987,200	18,860,211
Mr Price Group Ltd.	1,095,801	16,928,667
Nampak Ltd.	964,381	3,214,362
Naspers Ltd. Class N	426,880	27,713,611
Shoprite Holdings Ltd.	455,500	9,366,731
Tongaat Hulett Ltd.	306,300	4,804,346
TOTAL SOUTH AFRICA		157,339,022
Switzerland - 1.0%
Compagnie Financiere Richemont SA Series A	115,158	7,468,639
Dufry AG (a)	90,900	11,536,970
Swatch Group AG (Bearer)	19,710	8,156,592
TOTAL SWITZERLAND		27,162,201
Taiwan - 3.6%
ASUSTeK Computer, Inc.	923,000	9,890,414
Chipbond Technology Corp.	2,998,000	5,080,486
Far EasTone Telecommunications Co. Ltd.	3,567,000	8,230,599
MediaTek, Inc.	821,188	9,122,749
Novatek Microelectronics Corp.	2,370,000	8,925,026
Radiant Opto-Electronics Corp.	1,097,620	4,565,588
Common Stocks - continued
	Shares	Value
Taiwan - continued
Taiwan Semiconductor Manufacturing Co. Ltd.	11,416,000	$ 34,788,211
Unified-President Enterprises Corp.	10,937,710	19,321,665
TOTAL TAIWAN		99,924,738
Thailand - 4.0%
Advanced Info Service PCL (For. Reg.)	3,405,000	21,926,557
Asian Property Development PCL (For. Reg.)	22,831,800	6,476,578
Bangkok Bank Public Co. Ltd. (For. Reg.)	1,944,600	11,476,120
Bangkok Expressway PCL (For.Reg.)	7,473,700	6,762,151
Bumrungrad Hospital PCL (For. Reg.)	1,280,700	3,163,124
C.P. ALL PCL (For. Reg.)	8,367,800	10,845,127
Hemaraj Land & Development PCL	12,652,700	1,295,386
Home Product Center PCL (For. Reg.)	20,589,700	7,653,165
Kasikornbank PCL (For. Reg.)	82,500	484,187
PTT PCL (For. Reg.)	1,169,600	12,126,925
Siam Commercial Bank PCL (For. Reg.)	5,491,000	28,824,617
TOTAL THAILAND		111,033,937
Turkey - 3.3%
Coca-Cola Icecek A/S	719,327	13,965,177
Enka Insaat ve Sanayi A/S	2,440,000	6,479,442
TAV Havalimanlari Holding A/S	729,000	3,619,582
Turk Hava Yollari AO (a)	3,616,000	8,371,771
Turkiye Garanti Bankasi A/S	5,569,395	26,596,386
Turkiye Halk Bankasi A/S	2,103,000	18,536,904
Turkiye Is Bankasi A/S Series C	4,367,000	14,861,199
Turkiye Petrol Rafinerile A/S	32,000	781,925
TOTAL TURKEY		93,212,386
United Arab Emirates - 0.1%
NMC Health PLC	1,233,181	3,601,983
United Kingdom - 1.9%
Afren PLC (a)	1,231,300	2,736,113
Aggreko PLC	313,500	10,877,078
Antofagasta PLC	143,400	2,908,846
British American Tobacco PLC (United Kingdom)	61,600	3,055,336
Ophir Energy PLC (a)	976,996	8,742,398
Prudential PLC	42,420	582,579
Standard Chartered PLC (United Kingdom)	549,760	12,983,809
Tullow Oil PLC	476,500	10,796,084
TOTAL UNITED KINGDOM		52,682,243
United States of America - 2.3%
Colgate-Palmolive Co.	130,650	13,713,024
Cummins, Inc.	100,540	9,408,533
Freeport-McMoRan Copper & Gold, Inc.	14,000	544,320
Mead Johnson Nutrition Co. Class A	198,160	12,218,546
Philip Morris International, Inc.	96,640	8,558,438

	Shares	Value
Rockwood Holdings, Inc.	95,248	$ 4,371,883
Yum! Brands, Inc.	206,420	14,472,106
TOTAL UNITED STATES OF AMERICA		63,286,850
TOTAL COMMON STOCKS (Cost $2,408,789,180)		2,700,771,672
Nonconvertible Preferred Stocks - 0.3%

Russia - 0.3%
Surgutneftegaz JSC (Cost $11,137,681)	15,516,000	9,610,219
Investment Companies - 2.0%

United States of America - 2.0%
iShares MSCI Emerging Markets Index ETF (Cost $56,917,403)	1,364,100	56,078,151
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.19% (b)	29,919,473	29,919,473
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	38,537,213	38,537,213
TOTAL MONEY MARKET FUNDS (Cost $68,456,686)		68,456,686
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $2,545,300,950)	2,834,916,728
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(23,242,128)
NET ASSETS - 100%	$ 2,811,674,600
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,757,375 or 0.5% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,299,570 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Ivanplats Ltd. Class A	10/23/12	$ 2,663,584
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,641
Fidelity Securities Lending Cash Central Fund	257,878
Total	$ 303,519
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 503,188,373	$ 482,963,003	$ 20,225,370	$ -
Consumer Staples	308,631,549	305,576,213	3,055,336	-
Energy	184,000,896	142,153,996	41,846,900	-
Financials	632,164,723	595,580,955	36,583,768	-
Health Care	39,274,237	39,274,237	-	-
Industrials	260,070,095	260,070,095	-	-
Information Technology	380,161,678	341,113,116	39,048,562	-
Materials	288,788,016	286,488,446	2,299,570	-
Telecommunication Services	79,637,412	68,133,601	11,503,811	-
Utilities	34,464,912	34,464,912	-	-
Investment Companies	56,078,151	56,078,151	-	-
Money Market Funds	68,456,686	68,456,686	-	-
Total Investments in Securities:	$ 2,834,916,728	$ 2,680,353,411	$ 154,563,317	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 928,909,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $36,461,919) - See accompanying schedule: Unaffiliated issuers (cost $2,476,844,264)	$ 2,766,460,042
Fidelity Central Funds (cost $68,456,686)	68,456,686
Total Investments (cost $2,545,300,950)		$ 2,834,916,728
Cash		3,018,397
Foreign currency held at value (cost $12,706,460)		12,719,558
Receivable for investments sold		86,822,118
Receivable for fund shares sold		2,169,307
Dividends receivable		5,305,231
Distributions receivable from Fidelity Central Funds		26,243
Other receivables		2,320,404
Total assets		2,947,297,986

Liabilities
Payable for investments purchased	$ 88,056,191
Payable for fund shares redeemed	6,240,218
Accrued management fee	1,669,645
Other affiliated payables	627,056
Other payables and accrued expenses	493,063
Collateral on securities loaned, at value	38,537,213
Total liabilities		135,623,386

Net Assets		$ 2,811,674,600
Net Assets consist of:
Paid in capital		$ 2,814,999,392
Undistributed net investment income		34,119,316
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(326,713,001)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		289,268,893
Net Assets		$ 2,811,674,600

Statement of Assets and Liabilities - continued

October 31, 2012

Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,203,756,037 ÷ 99,491,943 shares)	$ 22.15

Class K: Net Asset Value, offering price and redemption price per share ($607,918,563 ÷ 27,441,326 shares)	$ 22.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 86,522,575
Interest		105,837
Income from Fidelity Central Funds		303,519
Income before foreign taxes withheld		86,931,931
Less foreign taxes withheld		(8,754,391)
Total income		78,177,540

Expenses
Management fee	$ 21,897,795
Transfer agent fees	7,021,581
Accounting and security lending fees	1,347,028
Custodian fees and expenses	1,845,693
Independent trustees' compensation	20,683
Registration fees	86,128
Audit	118,130
Legal	16,723
Interest	4,699
Miscellaneous	40,045
Total expenses before reductions	32,398,505
Expense reductions	(1,950,839)	30,447,666
Net investment income (loss)		47,729,874
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,412,836
Foreign currency transactions	(4,436,506)
Total net realized gain (loss)		21,976,330
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,607,945)
Assets and liabilities in foreign currencies	21,905
Total change in net unrealized appreciation (depreciation)		(38,586,040)
Net gain (loss)		(16,609,710)
Net increase (decrease) in net assets resulting from operations		$ 31,120,164

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 47,729,874	$ 63,930,762
Net realized gain (loss)	21,976,330	283,847,843
Change in net unrealized appreciation (depreciation)	(38,586,040)	(874,036,776)
Net increase (decrease) in net assets resulting from operations	31,120,164	(526,258,171)
Distributions to shareholders from net investment income	(46,903,179)	(49,437,799)
Distributions to shareholders from net realized gain	-	(24,690,435)
Total distributions	(46,903,179)	(74,128,234)
Share transactions - net increase (decrease)	(578,640,528)	(859,245,695)
Redemption fees	392,465	1,366,825
Total increase (decrease) in net assets	(594,031,078)	(1,458,265,275)

Net Assets
Beginning of period	3,405,705,678	4,863,970,953
End of period (including undistributed net investment income of $34,119,316 and undistributed net investment income of $36,916,001, respectively)	$ 2,811,674,600	$ 3,405,705,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.23	$ 25.72	$ 20.68	$ 13.71	$ 37.55
Income from Investment Operations
Net investment income (loss) B	.33	.35	.23	.17	.42 E
Net realized and unrealized gain (loss)	(.11)	(3.48)	5.05	7.03	(22.73)
Total from investment operations	.22	(3.13)	5.28	7.20	(22.31)
Distributions from net investment income	(.30)	(.24)	(.12)	(.24)	(.19)
Distributions from net realized gain	-	(.13)	(.14)	-	(1.37)
Total distributions	(.30)	(.37)	(.25) H	(.24)	(1.56)
Redemption fees added to paid in capital B	- G	.01	.01	.01	.03
Net asset value, end of period	$ 22.15	$ 22.23	$ 25.72	$ 20.68	$ 13.71
Total Return A	1.03%	(12.33)%	25.76%	53.95%	(61.84)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.09%	1.07%	1.14%	1.16%	1.07%
Expenses net of fee waivers, if any	1.09%	1.07%	1.14%	1.16%	1.07%
Expenses net of all reductions	1.03%	1.01%	1.09%	1.10%	1.02%
Net investment income (loss)	1.50%	1.38%	1.00%	1.09%	1.47% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,203,756	$ 2,907,884	$ 3,975,342	$ 3,649,582	$ 2,086,196
Portfolio turnover rate D	176%	122%	85%	88%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.25 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.135 per share.

Financial Highlights - Class K

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 22.23	$ 25.75	$ 20.69	$ 13.72	$ 31.99
Income from Investment Operations
Net investment income (loss) D	.37	.40	.28	.22	.15 G
Net realized and unrealized gain (loss)	(.10)	(3.48)	5.05	7.02	(18.43)
Total from investment operations	.27	(3.08)	5.33	7.24	(18.28)
Distributions from net investment income	(.35)	(.32)	(.15)	(.28)	-
Distributions from net realized gain	-	(.13)	(.14)	-	-
Total distributions	(.35)	(.45)	(.28) K	(.28)	-
Redemption fees added to paid in capital D	- J	.01	.01	.01	.01
Net asset value, end of period	$ 22.15	$ 22.23	$ 25.75	$ 20.69	$ 13.72
Total Return B, C	1.25%	(12.17)%	26.03%	54.44%	(57.11)%
Ratios to Average Net Assets E, I
Expenses before reductions	.87%	.87%	.90%	.91%	.92% A
Expenses net of fee waivers, if any	.87%	.87%	.90%	.91%	.92% A
Expenses net of all reductions	.81%	.80%	.84%	.84%	.87% A
Net investment income (loss)	1.72%	1.58%	1.24%	1.35%	2.02% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 607,919	$ 497,821	$ 888,629	$ 270,075	$ 87,427
Portfolio turnover rate F	176%	122%	85%	88%	63%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $.28 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.135 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 356,494,948
Gross unrealized depreciation	(80,646,374)
Net unrealized appreciation (depreciation) on securities and other investments	$ 275,848,574

Tax Cost	$ 2,559,068,154

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,119,771
Capital loss carryforward	$ (312,945,798)
Net unrealized appreciation (depreciation)	$ 275,501,689

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (300,796,983)
No expiration
Short-term	(12,148,815)
Total capital loss carryforward	$ (312,945,798)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 46,903,179	$ 74,128,234

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,371,118,757 and $5,935,273,389, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 6,721,313.27
Class K	300,268.05
	$ 7,021,581

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,222 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,311,759.38%		$ 4,699

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,701 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $257,878. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,950,355 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $484.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Emerging Markets	$ 38,359,433	$ 38,140,950
Class K	8,543,746	11,296,849
Total	$ 46,903,179	$ 49,437,799
From net realized gain
Emerging Markets	$ -	$ 20,164,680
Class K	-	4,525,755
Total	$ -	$ 24,690,435

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Emerging Markets
Shares sold	17,560,683	35,985,818	$ 382,055,836	$ 924,231,122
Reinvestment of distributions	1,697,255	2,151,168	36,745,572	55,865,828
Shares redeemed	(50,595,892)	(61,852,310)	(1,110,238,720)	(1,567,144,468)
Net increase (decrease)	(31,337,954)	(23,715,324)	$ (691,437,312)	$ (587,047,518)
Class K
Shares sold	14,677,576	11,514,792	$ 321,820,048	$ 289,925,357
Reinvestment of distributions	395,361	610,205	8,543,746	15,822,605
Shares redeemed	(10,025,395)	(24,238,483)	(217,567,010)	(577,946,139)
Net increase (decrease)	5,047,542	(12,113,486)	$ 112,796,784	$ (272,198,177)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Europe Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Capital Appreciation Fund	11.54%	-6.22%	8.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Fidelity Europe Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Europe Capital Appreciation Fund: For the year, the fund rose 11.54%, outperforming the 6.48% gain of the MSCI® Europe Index. Stock selection overall was beneficial, particularly in the consumer durables/apparel and media groups within consumer discretionary. Positioning in information technology, mostly within technology hardware/equipment, was additive. Stock selection in Spain, France and the U.K. also helped. Individual contributors included: an out-of-index position in U.K. marketing services company Aegis Group, which was sold; Spanish blood plasma developer Grifols; not owning index component Telefonica, a Spanish telecommunication firm, for nearly the entire period; and an out-of-benchmark stake in U.K. homebuilder Barratt Developments. Conversely, positioning in the food/beverage/tobacco and household/personal products segments of consumer staples hurt, as did positioning in the insurance area of financials. Also detrimental was a slight overweighting among banks, despite strong picks in this group. Out-of-index picks in the U.S., as well as positioning in Belgium and Switzerland, were negative. On an individual basis, untimely ownership of Anglo American, a U.K. mining company, was the most significant detractor. The stock was sold by period end. The fund also was hurt by underweighting two solidly performing index components, Belgian brewer Anheuser-Busch InBev, and Swiss pharmaceutical giant Roche Holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Capital Appreciation Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Actual	1.02%	$ 1,000.00	$ 1,053.50	$ 5.27
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.01	$ 5.18

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Europe Capital Appreciation Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom	37.2%
France	10.9%
Germany	10.1%
Switzerland	8.2%
Spain	6.8%
United States of America	4.8%
Netherlands	4.7%
Italy	3.8%
Bailiwick of Jersey	3.7%
Other	9.8%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom	39.2%
France	13.2%
Germany	9.8%
Switzerland	7.3%
United States of America	5.7%
Italy	4.9%
Spain	3.2%
Bailiwick of Jersey	3.2%
Netherlands	3.0%
Other	10.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.8	98.7
Short-Term Investments and Net Other Assets (Liabilities)	0.2	1.3
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	3.6	3.6
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	3.6	3.7
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	3.2	2.1
Sanofi SA (France, Pharmaceuticals)	3.1	2.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.2	1.3
Unilever PLC (United Kingdom, Food Products)	2.1	0.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.9	2.5
Bayer AG (Germany, Pharmaceuticals)	1.7	1.4
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.7	1.8
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.6	0.0
	24.7
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	17.6	19.0
Financials	17.2	17.6
Consumer Staples	17.2	14.0
Health Care	11.8	12.5
Industrials	9.9	9.1
Energy	8.5	9.1
Materials	8.1	9.0
Information Technology	5.5	6.3
Telecommunication Services	4.0	2.1

Annual Report

Fidelity Europe Capital Appreciation Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Bailiwick of Jersey - 3.7%
Experian PLC	257,100	$ 4,439,378
Randgold Resources Ltd.	19,600	2,342,936
Shire PLC	72,782	2,046,598
Wolseley PLC	55,900	2,443,752
TOTAL BAILIWICK OF JERSEY		11,272,664
Belgium - 2.2%
Anheuser-Busch InBev SA NV	50,600	4,231,737
KBC Groupe SA	76,795	1,802,630
UCB SA	13,400	781,578
TOTAL BELGIUM		6,815,945
Canada - 0.5%
Suncor Energy, Inc.	46,300	1,553,918
Denmark - 1.7%
Novo Nordisk A/S Series B	31,930	5,118,874
Finland - 0.4%
Sampo OYJ (A Shares)	42,100	1,319,452
France - 10.9%
Arkema SA	19,900	1,814,307
Atos Origin SA	21,727	1,459,045
BNP Paribas SA	85,860	4,319,066
Carrefour SA	72,303	1,746,858
Christian Dior SA	13,100	1,880,487
Credit Agricole SA (a)	169,600	1,276,755
Dassault Systemes SA	14,500	1,527,778
Essilor International SA	22,110	1,993,155
Eurofins Scientific SA	12,200	1,886,494
PPR SA	20,600	3,621,949
Sanofi SA	108,616	9,539,469
Vivendi SA	123,666	2,530,173
TOTAL FRANCE		33,595,536
Germany - 8.1%
adidas AG	24,200	2,061,742
BASF AG	28,440	2,356,620
Bayer AG	59,800	5,207,881
Brenntag AG	13,400	1,688,904
Deutsche Boerse AG	25,400	1,374,832
Fresenius Medical Care AG & Co. KGaA	24,400	1,714,448
GSW Immobilien AG	41,000	1,686,998
HeidelbergCement Finance AG	45,300	2,400,881
KUKA AG (a)	23,400	701,531
SAP AG	48,994	3,572,792
Software AG (Bearer)	20,300	813,299
Wirecard AG	68,100	1,556,162
TOTAL GERMANY		25,136,090
Greece - 0.2%
Jumbo SA	114,000	753,582

	Shares	Value
Ireland - 1.6%
Elan Corp. PLC (a)	183,800	$ 2,000,320
Glanbia PLC	125,500	1,190,721
Ingersoll-Rand PLC	39,000	1,834,170
TOTAL IRELAND		5,025,211
Italy - 3.8%
Brunello Cucinelli SpA	36,200	640,467
ENI SpA	208,300	4,793,176
Geox SpA (d)	397,700	1,133,023
Prada SpA	248,400	2,025,649
Prysmian SpA	93,700	1,802,307
Saipem SpA	30,798	1,383,587
TOTAL ITALY		11,778,209
Netherlands - 4.7%
Aalberts Industries NV	51,200	929,080
AEGON NV	358,400	2,004,408
ASML Holding NV (Netherlands)	19,600	1,077,456
D.E Master Blenders 1753 NV (a)	198,000	2,419,837
Heineken NV (Bearer)	27,800	1,713,908
Koninklijke Philips Electronics NV	78,700	1,971,125
LyondellBasell Industries NV Class A	38,400	2,050,176
NXP Semiconductors NV (a)	47,600	1,154,776
Randstad Holding NV	39,000	1,273,098
TOTAL NETHERLANDS		14,593,864
Norway - 0.5%
DnB NOR ASA	124,200	1,551,057
South Africa - 0.3%
Naspers Ltd. Class N	15,700	1,019,265
Spain - 6.8%
Amadeus IT Holding SA Class A	49,000	1,213,067
Banco Bilbao Vizcaya Argentaria SA	521,438	4,357,113
Distribuidora Internacional de Alimentacion SA	140,800	852,265
Grifols SA (a)	55,700	1,931,953
Grifols SA ADR	68,500	1,723,460
Inditex SA	37,423	4,774,913
Repsol YPF SA	151,930	3,036,569
Telefonica SA	236,631	3,123,246
TOTAL SPAIN		21,012,586
Sweden - 2.4%
H&M Hennes & Mauritz AB (B Shares)	74,114	2,508,494
Swedbank AB (A Shares)	151,958	2,817,898
Swedish Match Co. AB	61,800	2,105,685
TOTAL SWEDEN		7,432,077
Switzerland - 8.2%
Actelion Ltd.	21,583	1,041,027
Adecco SA (Reg.)	25,048	1,211,384
Credit Suisse Group	42,556	989,655
Credit Suisse Group sponsored ADR	20,500	478,470
Common Stocks - continued
	Shares	Value
Switzerland - continued
Nestle SA	176,958	$ 11,229,696
Schindler Holding AG (participation certificate)	19,666	2,591,021
Syngenta AG (Switzerland)	8,240	3,212,690
UBS AG	310,588	4,659,936
TOTAL SWITZERLAND		25,413,879
United Kingdom - 37.2%
Antofagasta PLC	76,500	1,551,790
ASOS PLC (a)	19,400	705,967
Barclays PLC	984,014	3,638,623
Barratt Developments PLC (a)	1,129,500	3,455,897
Bellway PLC	148,900	2,429,305
BG Group PLC	121,441	2,248,818
BHP Billiton PLC	155,354	4,979,291
British American Tobacco PLC (United Kingdom)	116,300	5,768,435
British Land Co. PLC	279,952	2,387,618
Ensco PLC Class A	28,200	1,630,524
Filtrona PLC	250,200	2,313,546
Hilton Food Group PLC	172,000	770,937
HSBC Holdings PLC (United Kingdom)	990,900	9,769,571
Intertek Group PLC	33,100	1,505,772
Kingfisher PLC	418,900	1,957,020
Lloyds Banking Group PLC (a)	1,948,200	1,282,896
Meggitt PLC	379,700	2,365,180
Michael Page International PLC	308,600	1,794,804
Next PLC	50,300	2,894,580
Old Mutual PLC	812,437	2,255,041
Persimmon PLC	214,400	2,750,605
Prudential PLC	234,712	3,223,441
Reckitt Benckiser Group PLC	68,600	4,151,372
Redrow PLC (a)	870,500	2,216,726
Rightmove PLC	23,700	616,141
Rolls-Royce Group PLC	252,538	3,482,371
Rolls-Royce Group PLC Class C	19,192,888	30,973
Royal Dutch Shell PLC Class A (United Kingdom)	319,482	10,962,306
SABMiller PLC	94,100	4,030,961
Serco Group PLC	101,736	930,060
Standard Chartered PLC (United Kingdom)	103,871	2,453,145
Taylor Wimpey PLC	4,748,500	4,682,027
Ted Baker PLC	120,300	1,840,392
Tesco PLC	493,500	2,547,239
Unilever PLC	169,300	6,315,430
Vodafone Group PLC	2,453,700	6,663,355
Whitbread PLC	58,304	2,211,070
TOTAL UNITED KINGDOM		114,813,229
United States of America - 4.6%
Apple, Inc.	1,600	952,160

	Shares	Value
Beam, Inc.	35,000	$ 1,944,600
Estee Lauder Companies, Inc. Class A	21,600	1,330,992
Freeport-McMoRan Copper & Gold, Inc.	29,900	1,162,512
Gilead Sciences, Inc. (a)	18,400	1,235,744
McGraw-Hill Companies, Inc.	23,000	1,271,440
Noble Energy, Inc.	9,000	855,090
salesforce.com, Inc. (a)	8,800	1,284,624
Theravance, Inc. (a)	29,200	657,292
Visa, Inc. Class A	15,800	2,192,408
Yum! Brands, Inc.	17,700	1,240,947
TOTAL UNITED STATES OF AMERICA		14,127,809
TOTAL COMMON STOCKS (Cost $275,776,633)		302,333,247
Nonconvertible Preferred Stocks - 2.0%

Germany - 2.0%
Porsche Automobil Holding SE (Germany)	28,700	1,905,359
ProSiebenSat.1 Media AG	50,900	1,418,442
Volkswagen AG	13,200	2,730,625
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,994,407)		6,054,426
Money Market Funds - 0.5%

Fidelity Cash Central Fund, 0.19% (b)	1,357,810	1,357,810
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	279,315	279,315
TOTAL MONEY MARKET FUNDS (Cost $1,637,125)		1,637,125
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $282,408,165)	310,024,798
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(1,001,872)
NET ASSETS - 100%	$ 309,022,926
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,839
Fidelity Securities Lending Cash Central Fund	175,043
Total	$ 181,882
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 54,746,114	$ 54,746,114	$ -	$ -
Consumer Staples	52,350,673	36,035,071	16,315,602	-
Energy	26,463,988	10,708,506	15,755,482	-
Financials	53,648,605	23,722,962	29,925,643	-
Health Care	36,878,293	16,458,584	20,419,709	-
Industrials	30,994,910	29,023,785	1,971,125	-
Information Technology	16,803,567	12,153,319	4,650,248	-
Materials	24,184,749	13,649,832	10,534,917	-
Telecommunication Services	12,316,774	2,530,173	9,786,601	-
Money Market Funds	1,637,125	1,637,125	-	-
Total Investments in Securities:	$ 310,024,798	$ 200,665,471	$ 109,359,327	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 3,366,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $265,340) - See accompanying schedule: Unaffiliated issuers (cost $280,771,040)	$ 308,387,673
Fidelity Central Funds (cost $1,637,125)	1,637,125
Total Investments (cost $282,408,165)		$ 310,024,798
Receivable for investments sold		3,110,581
Receivable for fund shares sold		383,978
Dividends receivable		632,020
Distributions receivable from Fidelity Central Funds		2,026
Other receivables		18,380
Total assets		314,171,783

Liabilities
Payable for investments purchased	$ 3,640,737
Payable for fund shares redeemed	894,711
Accrued management fee	205,992
Other affiliated payables	75,173
Other payables and accrued expenses	52,929
Collateral on securities loaned, at value	279,315
Total liabilities		5,148,857

Net Assets		$ 309,022,926
Net Assets consist of:
Paid in capital		$ 583,782,126
Undistributed net investment income		6,223,926
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(308,597,894)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		27,614,768
Net Assets, for 16,886,625 shares outstanding		$ 309,022,926
Net Asset Value, offering price and redemption price per share ($309,022,926 ÷ 16,886,625 shares)		$ 18.30

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 10,185,510
Income from Fidelity Central Funds		181,882
Income before foreign taxes withheld		10,367,392
Less foreign taxes withheld		(724,309)
Total income		9,643,083

Expenses
Management fee Basic fee	$ 2,159,585
Performance adjustment	(342,635)
Transfer agent fees	774,296
Accounting and security lending fees	159,114
Custodian fees and expenses	54,735
Independent trustees' compensation	2,075
Registration fees	20,389
Audit	55,197
Legal	2,451
Miscellaneous	3,158
Total expenses before reductions	2,888,365
Expense reductions	(97,785)	2,790,580
Net investment income (loss)		6,852,503
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(20,223,212)
Foreign currency transactions	(52,814)
Total net realized gain (loss)		(20,276,026)
Change in net unrealized appreciation (depreciation) on: Investment securities	45,263,976
Assets and liabilities in foreign currencies	(68,206)
Total change in net unrealized appreciation (depreciation)		45,195,770
Net gain (loss)		24,919,744
Net increase (decrease) in net assets resulting from operations		$ 31,772,247

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Capital Appreciation Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,852,503	$ 6,789,622
Net realized gain (loss)	(20,276,026)	41,416,667
Change in net unrealized appreciation (depreciation)	45,195,770	(77,765,188)
Net increase (decrease) in net assets resulting from operations	31,772,247	(29,558,899)
Distributions to shareholders from net investment income	(7,037,971)	(4,458,817)
Distributions to shareholders from net realized gain	(136,470)	-
Total distributions	(7,174,441)	(4,458,817)
Share transactions Proceeds from sales of shares	23,262,285	31,378,501
Reinvestment of distributions	6,834,917	4,246,516
Cost of shares redeemed	(78,869,598)	(126,292,441)
Net increase (decrease) in net assets resulting from share transactions	(48,772,396)	(90,667,424)
Redemption fees	4,159	29,241
Total increase (decrease) in net assets	(24,170,431)	(124,655,899)

Net Assets
Beginning of period	333,193,357	457,849,256
End of period (including undistributed net investment income of $6,223,926 and undistributed net investment income of $6,439,498, respectively)	$ 309,022,926	$ 333,193,357
Other Information Shares
Sold	1,368,457	1,658,219
Issued in reinvestment of distributions	433,138	225,658
Redeemed	(4,755,853)	(6,711,062)
Net increase (decrease)	(2,954,258)	(4,827,185)

Financial Highlights

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.79	$ 18.56	$ 17.16	$ 14.27	$ 32.66
Income from Investment Operations
Net investment income (loss) B	.38	.31	.19	.31	.50
Net realized and unrealized gain (loss)	1.50	(1.89)	1.53	3.14	(14.11)
Total from investment operations	1.88	(1.58)	1.72	3.45	(13.61)
Distributions from net investment income	(.36)	(.19)	(.32)	(.56)	(.56)
Distributions from net realized gain	(.01)	-	-	-	(4.22)
Total distributions	(.37)	(.19)	(.32)	(.56)	(4.78)
Redemption fee added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 18.30	$ 16.79	$ 18.56	$ 17.16	$ 14.27
Total Return A	11.54%	(8.65)%	10.08%	25.79%	(48.58)%
Ratios to Average Net Assets C, E
Expenses before reductions	.95%	1.02%	1.03%	1.10%	1.16%
Expenses net of fee waivers, if any	.95%	1.02%	1.03%	1.10%	1.16%
Expenses net of all reductions	.92%	.98%	.96%	1.07%	1.12%
Net investment income (loss)	2.25%	1.65%	1.13%	2.16%	2.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 309,023	$ 333,193	$ 457,849	$ 520,984	$ 493,654
Portfolio turnover rate D	92%	116%	133%	111%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 36,163,736
Gross unrealized depreciation	(11,400,138)
Net unrealized appreciation (depreciation) on securities and other investments	$ 24,763,598

Tax Cost	$ 285,261,200

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,224,051
Capital loss carryforward	$ (305,744,860)
Net unrealized appreciation (depreciation)	$ 24,761,733

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (147,320,172)
2017	(137,143,469)
Total with expiration	(284,463,641)
No expiration
Short-term	(10,703,022)
Long-term	(10,578,197)
Total no expiration	(21,281,219)
Total capital loss carryforward	$ (305,744,860)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 7,174,441	$ 4,458,817

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $276,747,829 and $322,200,824, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser . The commissions paid to these affiliated firms were $784 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $845 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $175,043. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $97,785 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Fund	11.53%	-5.31%	9.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Fidelity Europe Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Risteard Hogan, who became Portfolio Manager of Fidelity® Europe Fund on April 25, 2012: For the year, the fund gained 11.53%, handily outpacing the 6.48% return of the MSCI® Europe Index. Stock selection was the fund's primary driver of performance versus the MSCI index. Specifically, holdings in consumer discretionary were most beneficial. Information technology was another area of success, where the fund benefited from avoiding poor-performing European companies in favor of stronger firms domiciled in the U.S., such as personal device manufacturer Apple, which the fund no longer held at period end. Positioning in telecommunication services also was additive, as was stock picking in the capital goods segment of industrials. Turning to individual stocks, an out-of-index position in U.K. media and digital communications firm Aegis Group was the biggest contributor. The stock shot up in July after a competitor announced plans to acquire the firm, and I sold the stock shortly after. In consumer discretionary, shares of Italian luxury retailer Prada gained, as strong demand from an emerging middle-class in developing nations held up. Prada was not in the index. Avoiding two weak-performing index components, Telefonica, a Spanish telecom company, and Finnish mobile device manufacturer Nokia, was beneficial. Spain's challenging economic situation and the company's high debt load weighed heavily on Telefonica, while Nokia remained challenged by its lack of a competitive smartphone to date. On the downside, positioning in the insurance segment of financials detracted, while the fund's slight underweighting in banks negated the boost from positive choices there. A slim overweighting in consumer staples' food/beverage/tobacco area also was detrimental, as was a modest underweighting in materials. Looking at individual detractors, untimely ownership of U.K. mining company Anglo American hurt the most. After the fund's position was established in February, Anglo's shares experienced a steady decline over fears of an economic slowdown in China. Unfavorable timing also hurt us on Swiss pharmaceuticals giant Roche Holding. Underweighting U.K. bank HSBC detracted. Here, I decreased the fund's stake to take advantage of other market opportunities, but the stock continued to gain.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Actual	1.00%	$ 1,000.00	$ 1,057.20	$ 5.17
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.11	$ 5.08

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Europe Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom	30.4%
Germany	14.4%
Switzerland	13.9%
France	12.9%
Italy	4.2%
United States of America	4.0%
Norway	3.2%
Spain	2.5%
Netherlands	2.4%
Other	12.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom	31.8%
Switzerland	14.1%
France	12.6%
Germany	11.1%
Italy	5.6%
United States of America	3.6%
Norway	2.8%
Denmark	2.7%
Sweden	2.6%
Other	13.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	98.8
Short-Term Investments and Net Other Assets (Liabilities)	2.8	1.2
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.3	4.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.1	2.9
Royal Dutch Shell PLC Class B (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.8
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.7	2.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.4	2.6
Sanofi SA (France, Pharmaceuticals)	2.4	2.0
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.2	2.4
ENI SpA (Italy, Oil, Gas & Consumable Fuels)	2.0	2.0
Diageo PLC (United Kingdom, Beverages)	1.9	1.7
BASF AG (Germany, Chemicals)	1.9	1.6
	25.7
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.0	17.6
Consumer Staples	16.6	16.3
Consumer Discretionary	11.9	12.0
Health Care	11.6	11.7
Industrials	11.3	12.3
Materials	9.8	10.1
Energy	8.8	9.5
Telecommunication Services	3.9	4.2
Information Technology	3.8	3.5
Utilities	2.5	1.6

Annual Report

Fidelity Europe Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 0.4%
Iluka Resources Ltd.	233,307	$ 2,402,469
Bailiwick of Jersey - 0.5%
Wolseley PLC	74,800	3,269,993
Belgium - 1.8%
Anheuser-Busch InBev SA NV	130,700	10,930,592
Brazil - 0.3%
Telefonica Brasil SA sponsored ADR	71,000	1,563,420
Canada - 0.5%
Goldcorp, Inc.	69,000	3,119,249
Denmark - 1.7%
Novo Nordisk A/S Series B	64,301	10,308,448
Finland - 0.8%
Amer Group PLC (A Shares)	10,700	151,447
Sampo OYJ (A Shares)	156,500	4,904,852
TOTAL FINLAND		5,056,299
France - 12.9%
Atos Origin SA	52,676	3,537,379
AXA SA	353,200	5,614,919
BNP Paribas SA	177,661	8,936,985
Bureau Veritas SA	33,700	3,578,723
Casino Guichard Perrachon SA	26,501	2,314,454
Christian Dior SA	58,300	8,368,884
Compagnie de St. Gobain	102,800	3,622,910
Credit Agricole SA (a)	296,000	2,228,300
JCDecaux SA	137,500	2,910,343
Natixis SA	734,400	2,406,384
PPR SA	39,800	6,997,745
Publicis Groupe SA	73,700	3,970,549
Sanofi SA	161,895	14,218,829
Schneider Electric SA	110,400	6,902,185
Technip SA	18,600	2,095,019
TOTAL FRANCE		77,703,608
Germany - 12.3%
adidas AG	57,800	4,924,325
BASF AG	136,471	11,308,379
Bayer AG	127,600	11,112,469
Beiersdorf AG	35,000	2,545,444
Brenntag AG	27,200	3,428,223
Deutsche Beteiligungs AG	29,968	757,051
Deutsche Boerse AG	74,500	4,032,478
Deutsche Post AG	229,057	4,540,967
Deutsche Wohnen AG	33,800	619,472
ElringKlinger AG	46,793	1,299,139
GEA Group AG	102,022	3,185,561
GSW Immobilien AG	56,900	2,341,223
HeidelbergCement Finance AG	62,900	3,333,673
Linde AG	37,400	6,289,762

	Shares	Value
RWE AG	112,300	$ 5,131,635
SAP AG	127,422	9,292,001
TOTAL GERMANY		74,141,802
Ireland - 2.0%
DCC PLC (Ireland)	129,800	3,708,857
Elan Corp. PLC (a)	189,300	2,060,178
FBD Holdings PLC	176,800	2,211,387
Glanbia PLC	142,800	1,354,860
Ryanair Holdings PLC sponsored ADR	92,900	2,996,025
TOTAL IRELAND		12,331,307
Israel - 0.4%
Israel Chemicals Ltd.	172,000	2,152,408
Italy - 4.2%
Beni Stabili SpA SIIQ	5,221,000	2,934,934
ENI SpA	514,500	11,839,122
Prada SpA	382,300	3,117,575
Prysmian SpA	189,800	3,650,778
Saipem SpA	80,196	3,602,770
TOTAL ITALY		25,145,179
Netherlands - 2.4%
ASML Holding NV (Netherlands)	90,100	4,953,001
D.E Master Blenders 1753 NV (a)	135,900	1,660,888
LyondellBasell Industries NV Class A	61,200	3,267,468
Reed Elsevier NV	322,109	4,327,404
TOTAL NETHERLANDS		14,208,761
Norway - 3.2%
DnB NOR ASA	397,800	4,967,877
Merkantildata ASA	267,700	2,852,468
StatoilHydro ASA	243,000	5,984,837
Telenor ASA	281,200	5,529,006
TOTAL NORWAY		19,334,188
Poland - 0.4%
Warsaw Stock Exchange	208,900	2,453,683
Russia - 0.4%
Magnit OJSC GDR (Reg. S)	61,600	2,186,800
Spain - 2.5%
Banco Bilbao Vizcaya Argentaria SA	166,465	1,390,974
Gas Natural SDG SA	185,400	2,876,465
Inditex SA	49,301	6,290,463
Repsol YPF SA	212,495	4,247,060
TOTAL SPAIN		14,804,962
Sweden - 2.1%
ASSA ABLOY AB (B Shares)	129,800	4,326,732
Svenska Handelsbanken AB (A Shares)	143,600	4,918,802
Swedish Match Co. AB	97,400	3,318,669
TOTAL SWEDEN		12,564,203
Common Stocks - continued
	Shares	Value
Switzerland - 13.9%
Adecco SA (Reg.)	85,743	$ 4,146,746
Aryzta AG	79,000	3,944,486
Nestle SA	407,516	25,860,836
Partners Group Holding AG	17,940	3,796,815
Roche Holding AG (participation certificate)	95,840	18,431,165
Schindler Holding AG (participation certificate)	36,427	4,799,305
Syngenta AG (Switzerland)	20,710	8,074,612
UBS AG (NY Shares)	526,400	7,906,528
Zurich Financial Services AG	27,868	6,867,503
TOTAL SWITZERLAND		83,827,996
Turkey - 0.8%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	126,000	1,890,879
Coca-Cola Icecek A/S	138,000	2,679,163
TOTAL TURKEY		4,570,042
United Kingdom - 30.4%
Anglo American PLC (United Kingdom)	248,900	7,643,635
Ashmore Group PLC	484,400	2,843,045
Barclays PLC	1,734,545	6,413,888
BHP Billiton PLC	344,356	11,037,042
British American Tobacco PLC (United Kingdom)	289,100	14,339,247
British Land Co. PLC	452,877	3,862,438
Bunzl PLC	171,300	2,833,463
Centrica PLC	1,311,200	6,857,791
Compass Group PLC	443,100	4,862,358
Dechra Pharmaceuticals PLC	83,000	826,418
Diageo PLC	400,200	11,441,131
Galliford Try PLC	79,796	950,972
GlaxoSmithKline PLC	587,300	13,159,904
HSBC Holdings PLC (United Kingdom)	1,022	10,076
J Sainsbury PLC	538,900	3,083,778
Lloyds Banking Group PLC (a)	3,685,900	2,427,177
London Stock Exchange Group PLC	202,000	3,179,911
Meggitt PLC	541,700	3,374,290
Next PLC	71,700	4,126,072
Prudential PLC	519,211	7,130,638
Rolls-Royce Group PLC	407,664	5,621,480
Rolls-Royce Group PLC Class C	30,982,464	49,998
Royal Dutch Shell PLC:
Class A (Netherlands)	250,945	8,602,723
Class B (United Kingdom)	472,621	16,717,758

	Shares	Value
SIG PLC	1,857,200	$ 3,137,918
Standard Chartered PLC (United Kingdom)	332,883	7,861,775
Taylor Wimpey PLC	4,684,874	4,619,292
Unilever PLC	178,900	6,673,541
Vodafone Group PLC	6,066,400	16,474,132
William Hill PLC	598,000	3,261,776
TOTAL UNITED KINGDOM		183,423,667
United States of America - 1.2%
Colgate-Palmolive Co.	20,700	2,172,672
EMC Corp. (a)	110,800	2,705,736
Philip Morris International, Inc.	27,100	2,399,976
TOTAL UNITED STATES OF AMERICA		7,278,384
TOTAL COMMON STOCKS (Cost $539,438,071)		572,777,460
Nonconvertible Preferred Stocks - 2.1%

Germany - 2.1%
ProSiebenSat.1 Media AG	129,690	3,614,100
Volkswagen AG	43,800	9,060,711
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,915,138)		12,674,811
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 0.19% (b) (Cost $18,089,888)	18,089,888	18,089,888
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $567,443,097)	603,542,159
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(1,022,161)
NET ASSETS - 100%	$ 602,519,998
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,908
Fidelity Securities Lending Cash Central Fund	252,258
Total	$ 266,166
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 71,902,183	$ 71,902,183	$ -	$ -
Consumer Staples	98,797,416	55,412,905	43,384,511	-
Energy	53,089,289	9,944,849	43,144,440	-
Financials	103,019,115	85,646,362	17,372,753	-
Health Care	70,117,411	30,370,052	39,747,359	-
Industrials	68,125,126	68,125,126	-	-
Information Technology	23,340,585	9,095,583	14,245,002	-
Materials	58,628,697	39,517,043	19,111,654	-
Telecommunication Services	23,566,558	7,092,426	16,474,132	-
Utilities	14,865,891	14,865,891	-	-
Money Market Funds	18,089,888	18,089,888	-	-
Total Investments in Securities:	$ 603,542,159	$ 410,062,308	$ 193,479,851	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 6,285,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $549,353,209)	$ 585,452,271
Fidelity Central Funds (cost $18,089,888)	18,089,888
Total Investments (cost $567,443,097)		$ 603,542,159
Foreign currency held at value (cost $62)		62
Receivable for investments sold		627,708
Receivable for fund shares sold		471,163
Dividends receivable		707,794
Distributions receivable from Fidelity Central Funds		2,334
Other receivables		19,928
Total assets		605,371,148

Liabilities
Payable for investments purchased	$ 1,395,646
Payable for fund shares redeemed	813,257
Accrued management fee	428,107
Other affiliated payables	134,522
Other payables and accrued expenses	79,618
Total liabilities		2,851,150

Net Assets		$ 602,519,998
Net Assets consist of:
Paid in capital		$ 849,078,763
Undistributed net investment income		11,969,152
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(294,619,942)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,092,025
Net Assets, for 19,986,888 shares outstanding		$ 602,519,998
Net Asset Value, offering price and redemption price per share ($602,519,998 ÷ 19,986,888 shares)		$ 30.15

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 19,478,236
Interest		184
Income from Fidelity Central Funds		266,166
Income before foreign taxes withheld		19,744,586
Less foreign taxes withheld		(1,542,306)
Total income		18,202,280

Expenses
Management fee Basic fee	$ 4,121,886
Performance adjustment	(1,113,749)
Transfer agent fees	1,313,310
Accounting and security lending fees	294,833
Custodian fees and expenses	78,804
Independent trustees' compensation	4,088
Registration fees	23,467
Audit	72,378
Legal	4,329
Miscellaneous	4,919
Total expenses before reductions	4,804,265
Expense reductions	(160,612)	4,643,653
Net investment income (loss)		13,558,627
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,961,575)
Foreign currency transactions	(134,823)
Total net realized gain (loss)		(9,096,398)
Change in net unrealized appreciation (depreciation) on: Investment securities	57,841,088
Assets and liabilities in foreign currencies	(15,079)
Total change in net unrealized appreciation (depreciation)		57,826,009
Net gain (loss)		48,729,611
Net increase (decrease) in net assets resulting from operations		$ 62,288,238

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,558,627	$ 11,712,167
Net realized gain (loss)	(9,096,398)	59,327,258
Change in net unrealized appreciation (depreciation)	57,826,009	(126,169,969)
Net increase (decrease) in net assets resulting from operations	62,288,238	(55,130,544)
Distributions to shareholders from net investment income	(13,165,713)	(16,901,401)
Distributions to shareholders from net realized gain	(376,163)	-
Total distributions	(13,541,876)	(16,901,401)
Share transactions Proceeds from sales of shares	48,215,969	47,231,141
Reinvestment of distributions	12,914,887	16,129,417
Cost of shares redeemed	(129,152,722)	(172,091,823)
Net increase (decrease) in net assets resulting from share transactions	(68,021,866)	(108,731,265)
Redemption fees	17,058	14,873
Total increase (decrease) in net assets	(19,258,446)	(180,748,337)

Net Assets
Beginning of period	621,778,444	802,526,781
End of period (including undistributed net investment income of $11,969,152 and undistributed net investment income of $11,598,984, respectively)	$ 602,519,998	$ 621,778,444
Other Information Shares
Sold	1,722,766	1,519,828
Issued in reinvestment of distributions	496,918	520,808
Redeemed	(4,702,289)	(5,604,701)
Net increase (decrease)	(2,482,605)	(3,564,065)

Financial Highlights

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 27.67	$ 30.83	$ 28.52	$ 23.57	$ 47.46
Income from Investment Operations
Net investment income (loss) B	.64	.48	.33	.52	.68
Net realized and unrealized gain (loss)	2.45	(2.97)	2.50	5.16	(20.84)
Total from investment operations	3.09	(2.49)	2.83	5.68	(20.16)
Distributions from net investment income	(.60)	(.67)	(.52)	(.73)	(.65)
Distributions from net realized gain	(.02)	-	-	-	(3.08)
Total distributions	(.61) G	(.67)	(.52)	(.73)	(3.73)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 30.15	$ 27.67	$ 30.83	$ 28.52	$ 23.57
Total Return A	11.53%	(8.32)%	10.01%	25.36%	(46.03)%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	1.10%	1.12%	1.09%	1.00%
Expenses net of fee waivers, if any	.83%	1.10%	1.12%	1.09%	1.00%
Expenses net of all reductions	.80%	1.06%	1.04%	1.04%	.95%
Net investment income (loss)	2.33%	1.56%	1.15%	2.22%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 602,520	$ 621,778	$ 802,527	$ 2,845,423	$ 2,751,772
Portfolio turnover rate D	127%	117%	136%	135%	100%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share. GTotal distributions of $.61 per share is comprised of distributions from net investment income of $.595 and distributions from net realized gain of $.017 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 52,190,422
Gross unrealized depreciation	(18,543,132)
Net unrealized appreciation (depreciation) on securities and other investments	$ 33,647,290

Tax Cost	$ 569,894,869

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 12,200,925
Capital loss carryforward	$ (292,399,199)
Net unrealized appreciation (depreciation)	$ 33,640,253

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (282,402,190)
Short-term	(5,141,633)
Long-term	(4,855,376)
Total no expiration	(9,997,009)
Total capital loss carryforward	$ (292,399,199)

As a result of large redemptions in October 2010, the Fund had an "ownership change" under the Internal Revenue Code, which limits capital losses that will be available to offset future capital gains to approximately $32,000,000 per year plus certain gains in the Fund existing at the time of the ownership change. As a result, at least $582,385,647 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed above.

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 13,541,876	$ 16,901,401

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $728,306,402 and $808,081,607, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,516 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,605 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $252,258. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $160,612 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Fund	-0.19%	-8.00%	3.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Annual Report

Fidelity Japan Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Rie Shigekawa, Portfolio Manager of Fidelity® Japan Fund: For the year, the fund's Retail Class shares returned -0.19%, well ahead of the TOPIX, which returned -2.93%. The fund got a sizable boost from stock selection in the consumer discretionary sector, especially the automobile/components and media groups. My choices in the pharmaceuticals, biotechnology and life science part of health care also lifted performance, and security selection in the software/services segment of information technology helped as well. In the latter two cases, though, the benefits were largely or entirely offset by unfavorable positioning elsewhere in the sector. The fund's biggest individual contributor was Astellas Pharma, one of the largest Japanese drug companies. Given the company's reinvigorated product pipeline and healthy dividend yield, the stock offered growth potential and relative safety, and investors rewarded it with roughly a 40% advance. Other strong performers were Otsuka, an IT services provider for small and medium-sized businesses, and So-net Entertainment, which provides Internet services to Sony customers and was partially owned by Sony. During the period, Sony acquired the remaining stake in So-net at a healthy premium to where the shares had been trading. Sony, a weak-performing benchmark component, contributed to performance because the fund didn't own it. Automaker Toyota, the fund's largest holding during the period, also contributed. Conversely, the biggest negative factors were stock selection and a large overweighting in technology hardware/equipment, a group that accounted for the four largest individual detractors from relative performance: Fujitsu, Canon, Shimadzu and Toshiba. All of these companies suffered from a weaker-than-expected global economic backdrop and a relatively expensive yen. In addition, Fujitsu and Toshiba were adversely affected by stiffer competition from South Korean and Taiwanese rivals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.27%
Actual		$ 1,000.00	$ 937.50	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.44
Class T	1.56%
Actual		$ 1,000.00	$ 937.40	$ 7.60
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.91
Class B	2.02%
Actual		$ 1,000.00	$ 934.40	$ 9.82
HypotheticalA		$ 1,000.00	$ 1,014.98	$ 10.23
Class C	2.01%
Actual		$ 1,000.00	$ 935.30	$ 9.78
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 10.18
Japan	.95%
Actual		$ 1,000.00	$ 940.60	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Institutional Class	.84%
Actual		$ 1,000.00	$ 939.60	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,020.91	$ 4.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan	98.9%
United States of America	1.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan	96.0%
United States of America	4.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	96.0
Short-Term Investments and Net Other Assets (Liabilities)	1.1	4.0
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	7.3	6.9
Honda Motor Co. Ltd. (Automobiles)	4.5	4.7
Canon, Inc. (Office Electronics)	4.4	4.1
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	4.1	3.5
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	3.4	3.3
Astellas Pharma, Inc. (Pharmaceuticals)	3.0	2.7
Asahi Kasei Corp. (Chemicals)	2.9	2.9
Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	2.8	3.1
Toray Industries, Inc. (Chemicals)	2.8	2.7
Shimadzu Corp. (Electronic Equipment & Components)	2.6	2.5
	37.8
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.6	22.6
Financials	20.5	18.3
Information Technology	17.3	25.1
Health Care	10.4	6.0
Materials	10.1	9.9
Industrials	8.5	7.6
Consumer Staples	2.8	3.2
Telecommunication Services	2.0	2.2
Utilities	0.7	1.1

Annual Report

Fidelity Japan Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 26.6%
Auto Components - 4.7%
Bridgestone Corp.	280,900	$ 6,541,314
Denso Corp.	282,500	8,843,386
Keihin Corp.	175,300	2,112,472
		17,497,172
Automobiles - 15.1%
Honda Motor Co. Ltd.	567,900	17,072,918
Nissan Motor Co. Ltd.	727,500	6,087,561
Suzuki Motor Corp.	275,400	6,237,294
Toyota Motor Corp.	709,100	27,340,884
		56,738,657
Household Durables - 1.6%
Panasonic Corp.	1,011,200	6,133,496
Media - 2.0%
Avex Group Holdings, Inc.	193,400	3,822,939
Jupiter Telecommunications Co.	2,685	3,649,286
		7,472,225
Multiline Retail - 1.7%
Marui Group Co. Ltd.	889,500	6,395,753
Specialty Retail - 0.3%
Arc Land Sakamoto Co. Ltd.	86,200	1,249,322
Textiles, Apparel & Luxury Goods - 1.2%
Onward Holdings Co. Ltd.	629,000	4,656,633
TOTAL CONSUMER DISCRETIONARY		100,143,258
CONSUMER STAPLES - 2.8%
Food & Staples Retailing - 1.0%
Seven & i Holdings Co., Ltd.	124,000	3,824,226
Food Products - 0.6%
Toyo Suisan Kaisha Ltd.	91,000	2,267,306
Personal Products - 1.2%
Shiseido Co. Ltd.	363,400	4,597,695
TOTAL CONSUMER STAPLES		10,689,227
FINANCIALS - 20.5%
Commercial Banks - 9.7%
Mitsubishi UFJ Financial Group, Inc.	3,437,800	15,552,497
Mizuho Financial Group, Inc.	5,340,800	8,356,644
Sumitomo Mitsui Financial Group, Inc.	411,100	12,561,985
		36,471,126
Consumer Finance - 1.9%
ACOM Co. Ltd. (a)	85,750	2,531,789
Aeon Credit Service Co. Ltd.	226,400	4,804,229
		7,336,018
Insurance - 1.5%
MS&AD Insurance Group Holdings, Inc.	322,900	5,472,676

	Shares	Value
Real Estate Investment Trusts - 2.6%
Frontier Real Estate Investment Corp.	731	$ 6,455,656
Japan Logistics Fund, Inc.	383	3,497,520
		9,953,176
Real Estate Management & Development - 4.8%
Mitsui Fudosan Co. Ltd.	374,000	7,556,833
Nomura Real Estate Holdings, Inc.	583,600	10,475,996
		18,032,829
TOTAL FINANCIALS		77,265,825
HEALTH CARE - 10.4%
Health Care Equipment & Supplies - 2.0%
ASAHI INTECC Co. Ltd. (d)	88,000	2,611,449
Terumo Corp.	114,100	4,916,748
		7,528,197
Health Care Providers & Services - 1.8%
Message Co. Ltd. (d)	2,198	6,784,257
Pharmaceuticals - 6.6%
Astellas Pharma, Inc.	227,900	11,319,347
Shionogi & Co. Ltd.	251,600	4,172,847
Takeda Pharmaceutical Co. Ltd.	198,700	9,234,335
		24,726,529
TOTAL HEALTH CARE		39,038,983
INDUSTRIALS - 8.5%
Electrical Equipment - 0.8%
Nidec Corp. (d)	44,900	3,194,689
Machinery - 3.7%
Kubota Corp.	679,000	6,940,549
Makita Corp.	73,000	2,885,068
Mitsubishi Heavy Industries Ltd.	956,000	4,023,750
		13,849,367
Road & Rail - 2.2%
East Japan Railway Co.	101,500	6,967,556
Hitachi Transport System Ltd.	93,700	1,404,972
		8,372,528
Trading Companies & Distributors - 1.8%
Sumitomo Corp.	486,400	6,629,127
TOTAL INDUSTRIALS		32,045,711
INFORMATION TECHNOLOGY - 17.3%
Computers & Peripherals - 4.0%
Fujitsu Ltd.	1,680,000	6,460,729
Toshiba Corp.	2,360,000	8,750,595
		15,211,324
Electronic Equipment & Components - 5.1%
Hamamatsu Photonics K.K.	97,100	3,363,165
Hitachi High-Technologies Corp.	90,600	1,982,691
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Horiba Ltd.	153,400	$ 4,179,444
Shimadzu Corp.	1,426,000	9,592,409
		19,117,709
IT Services - 2.7%
Otsuka Corp.	88,500	7,217,024
SCSK Corp.	182,000	3,096,029
		10,313,053
Office Electronics - 4.4%
Canon, Inc.	507,500	16,493,586
Software - 1.1%
Capcom Co. Ltd.	209,500	3,991,601
TOTAL INFORMATION TECHNOLOGY		65,127,273
MATERIALS - 10.1%
Chemicals - 9.2%
Asahi Kasei Corp.	2,006,000	11,031,367
Kaneka Corp.	427,000	2,080,709
Nippon Kayaku Co. Ltd.	110,000	1,223,600
Nippon Shokubai Co. Ltd.	305,000	2,991,545
Nitto Denko Corp.	152,200	6,901,716
Toray Industries, Inc.	1,794,000	10,472,304
		34,701,241
Metals & Mining - 0.9%
Hitachi Metals Ltd.	333,000	3,116,009
TOTAL MATERIALS		37,817,250
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
NTT DoCoMo, Inc.	5,200	7,534,942

	Shares	Value
UTILITIES - 0.7%
Electric Utilities - 0.7%
Kansai Electric Power Co., Inc.	330,300	$ 2,540,451
TOTAL COMMON STOCKS (Cost $445,663,766)		372,202,920
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.19% (b)	9,391,664	9,391,664
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	3,921,508	3,921,508
TOTAL MONEY MARKET FUNDS (Cost $13,313,172)		13,313,172
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $458,976,938)	385,516,092
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(9,021,583)
NET ASSETS - 100%	$ 376,494,509
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,392
Fidelity Securities Lending Cash Central Fund	57,669
Total	$ 73,061
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 100,143,258	$ 49,595,960	$ 50,547,298	$ -
Consumer Staples	10,689,227	10,689,227	-	-
Financials	77,265,825	40,794,699	36,471,126	-
Health Care	39,038,983	39,038,983	-	-
Industrials	32,045,711	32,045,711	-	-
Information Technology	65,127,273	48,633,687	16,493,586	-
Materials	37,817,250	37,817,250	-	-
Telecommunication Services	7,534,942	-	7,534,942	-
Utilities	2,540,451	2,540,451	-	-
Money Market Funds	13,313,172	13,313,172	-	-
Total Investments in Securities:	$ 385,516,092	$ 274,469,140	$ 111,046,952	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 221,614,606

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $3,663,872) - See accompanying schedule: Unaffiliated issuers (cost $445,663,766)	$ 372,202,920
Fidelity Central Funds (cost $13,313,172)	13,313,172
Total Investments (cost $458,976,938)		$ 385,516,092
Receivable for investments sold		1,818,767
Receivable for fund shares sold		199,278
Dividends receivable		3,555,728
Distributions receivable from Fidelity Central Funds		5,293
Other receivables		32,231
Total assets		391,127,389

Liabilities
Payable for investments purchased	$ 1,472,890
Payable for fund shares redeemed	8,839,933
Accrued management fee	226,105
Distribution and service plan fees payable	10,452
Other affiliated payables	92,408
Other payables and accrued expenses	69,584
Collateral on securities loaned, at value	3,921,508
Total liabilities		14,632,880

Net Assets		$ 376,494,509
Net Assets consist of:
Paid in capital		$ 662,035,138
Undistributed net investment income		5,171,198
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(217,159,330)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(73,552,497)
Net Assets		$ 376,494,509

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,495,097 ÷ 1,020,459 shares)	$ 9.30

Maximum offering price per share (100/94.25 of $9.30)	$ 9.87
Class T: Net Asset Value and redemption price per share ($3,933,511 ÷ 424,072 shares)	$ 9.28

Maximum offering price per share (100/96.50 of $9.28)	$ 9.62
Class B: Net Asset Value and offering price per share ($1,012,233 ÷ 109,322 shares)A	$ 9.26

Class C: Net Asset Value and offering price per share ($7,015,255 ÷ 758,790 shares)A	$ 9.25

Japan: Net Asset Value, offering price and redemption price per share ($353,550,250 ÷ 37,872,939 shares)	$ 9.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,488,163 ÷ 159,495 shares)	$ 9.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 10,808,030
Interest		66
Income from Fidelity Central Funds		73,061
Income before foreign taxes withheld		10,881,157
Less foreign taxes withheld		(756,562)
Total income		10,124,595

Expenses
Management fee Basic fee	$ 3,118,883
Performance adjustment	256,814
Transfer agent fees	999,478
Distribution and service plan fees	143,002
Accounting and security lending fees	229,410
Custodian fees and expenses	50,443
Independent trustees' compensation	3,017
Registration fees	75,488
Audit	67,660
Legal	2,379
Miscellaneous	4,284
Total expenses before reductions	4,950,858
Expense reductions	(194,406)	4,756,452
Net investment income (loss)		5,368,143
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,017,678)
Foreign currency transactions	105,412
Total net realized gain (loss)		(8,912,266)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,036,129
Assets and liabilities in foreign currencies	(14,170)
Total change in net unrealized appreciation (depreciation)		3,021,959
Net gain (loss)		(5,890,307)
Net increase (decrease) in net assets resulting from operations		$ (522,164)

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,368,143	$ 7,504,955
Net realized gain (loss)	(8,912,266)	(68,712,920)
Change in net unrealized appreciation (depreciation)	3,021,959	31,829,795
Net increase (decrease) in net assets resulting from operations	(522,164)	(29,378,170)
Distributions to shareholders from net investment income	(7,688,787)	(9,748,982)
Distributions to shareholders from net realized gain	(2,570,905)	(10,506,757)
Total distributions	(10,259,692)	(20,255,739)
Share transactions - net increase (decrease)	(93,975,629)	(153,265,919)
Redemption fees	61,543	492,971
Total increase (decrease) in net assets	(104,695,942)	(202,406,857)

Net Assets
Beginning of period	481,190,451	683,597,308
End of period (including undistributed net investment income of $5,171,198 and undistributed net investment income of $7,491,842, respectively)	$ 376,494,509	$ 481,190,451

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.54	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.09	.09
Net realized and unrealized gain (loss)	(.15)	(1.39)
Total from investment operations	(.06)	(1.30)
Distributions from net investment income	(.13)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.18)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.30	$ 9.54
Total Return B, C, D	(.64)%	(11.91)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.42%	1.20% A
Expenses net of fee waivers, if any	1.38%	1.20% A
Expenses net of all reductions	1.36%	1.16% A
Net investment income (loss)	.94%	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,495	$ 13,208
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.51	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.06	.07
Net realized and unrealized gain (loss)	(.13)	(1.40)
Total from investment operations	(.07)	(1.33)
Distributions from net investment income	(.11)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.16)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.28	$ 9.51
Total Return B, C, D	(.75)%	(12.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.48% A
Expenses net of fee waivers, if any	1.66%	1.48% A
Expenses net of all reductions	1.64%	1.44% A
Net investment income (loss)	.66%	.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,934	$ 4,643
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.47	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.02	.02
Net realized and unrealized gain (loss)	(.14)	(1.39)
Total from investment operations	(.12)	(1.37)
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.09)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.26	$ 9.47
Total Return B, C, D	(1.24)%	(12.56)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.17%	1.95% A
Expenses net of fee waivers, if any	2.13%	1.95% A
Expenses net of all reductions	2.11%	1.91% A
Net investment income (loss)	.19%	.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,012	$ 1,458
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.48	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.02	.03
Net realized and unrealized gain (loss)	(.14)	(1.39)
Total from investment operations	(.12)	(1.36)
Distributions from net investment income	(.06)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.11)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.25	$ 9.48
Total Return B, C, D	(1.27)%	(12.47)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	1.92% A
Expenses net of fee waivers, if any	2.11%	1.92% A
Expenses net of all reductions	2.09%	1.88% A
Net investment income (loss)	.21%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,015	$ 8,750
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 10.57	$ 10.03	$ 9.03	$ 18.00
Income from Investment Operations
Net investment income (loss) B	.12	.15	.10	.08	.10
Net realized and unrealized gain (loss)	(.14)	(.75)	.61	1.04	(6.64)
Total from investment operations	(.02)	(.60)	.71	1.12	(6.54)
Distributions from net investment income	(.16)	(.20)	(.07)	(.11)	(.04)
Distributions from net realized gain	(.05)	(.21)	(.10)	(.01)	(2.39)
Total distributions	(.21)	(.41)	(.17)	(.12)	(2.43)
Redemption fees added to paid in capital B	- G	.01	- G	- G	- G
Net asset value, end of period	$ 9.34	$ 9.57	$ 10.57	$ 10.03	$ 9.03
Total Return A	(.19)%	(6.00)%	7.12%	12.84%	(41.88)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.09%	.86%	.93%	.90%	1.12%
Expenses net of fee waivers, if any	1.06%	.84%	.93%	.90%	1.12%
Expenses net of all reductions	1.04%	.80%	.93%	.89%	1.10%
Net investment income (loss)	1.26%	1.38%	.97%	.90%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 353,550	$ 450,417	$ 649,316	$ 944,902	$ 1,025,334
Portfolio turnover rate D	52%	134% F	43%	73%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger. G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.12	.13
Net realized and unrealized gain (loss)	(.14)	(1.40)
Total from investment operations	(.02)	(1.27)
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.22)	-
Redemption fees added to paid in capital D	- J	.01
Net asset value, end of period	$ 9.33	$ 9.57
Total Return B, C	(.18)%	(11.63)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.03%	.79% A
Expenses net of fee waivers, if any	1.01%	.79% A
Expenses net of all reductions	.99%	.75% A
Net investment income (loss)	1.31%	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,488	$ 2,715
Portfolio turnover rate F	52%	134% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund offered Class F shares during the period June 26, 2009 through December 15, 2010 and all outstanding shares were redeemed by December 15, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryfowards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,646,950
Gross unrealized depreciation	(95,986,881)
Net unrealized appreciation (depreciation) on securities and other investments	$ (82,339,931)

Tax Cost	$ 467,856,023

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,180,595
Capital loss carryforward	$ (211,289,523)
Net unrealized appreciation (depreciation)	$ (82,431,582)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (7,195,987)
2017	(66,780,238)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(199,670,125)
No expiration
Short-term	(2,193,630)
Long-term	(9,425,768)
Total no expiration	(11,619,398)
Total capital loss carryforward	$ (211,289,523)

At October 31, 2011, the Fund reported a total capital loss carryforward amount of $523,526,201. As a result of large redemptions in December 2010, the Fund had an "ownership change" under the Internal Revenue Code, which limits capital losses that would be available to offset future gains to $18,885,324 per year, including adjustments for certain gains and losses in the Fund existing at the time of the ownership change. The impact of this ownership change to the total capital loss carryforward amount reported at October 31, 2011 was not properly reflected in the Fund's financial statements. As a result, an adjustment of $323,400,279 was made between Accumulated Undistributed Net Realized Loss and Paid In Capital in the current period to reflect the amount of losses that will expire unused resulting from the ownership change. This adjustment was not considered material to the financial statements of the Fund.

In addition, the Fund acquired $25,965,572 of capital loss carryforwards from the Fidelity Advisor Japan Fund when it merged with that fund on December 17, 2010. Under the Internal Revenue Code, the losses acquired from the Fidelity Advisor Japan Fund that will be available to offset future capital gains of the Fund will be limited. As a result, at least $17,152,282 of the losses acquired from Fidelity Advisor Japan Fund will expire unused.

The total capital loss carryforward amounts reported in the table above reflect the deduction of amounts relating to the ownership change and merger that are expected to expire unused.

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 10,259,692	$ 20,255,739

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $221,392,251 and $306,262,922, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 29,171	$ 772
Class T	.25%	.25%	21,850	83
Class B	.75%	.25%	12,679	9,525
Class C	.75%	.25%	79,302	21,124
			$ 143,002	$ 31,504

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,962
Class T	1,060
Class B*	1,711
Class C*	2,026
$ 7,759

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 35,249.30
Class T	14,791.34
Class B	3,843.30
Class C	22,142.28
Japan	920,315.22
Institutional Class	3,138.16
	$ 999,478

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,244 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $57,669. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 4,359
Class T	1.70%	1,853
Class B	2.20%	481
Class C	2.20%	2,553
Japan	1.20%	97,123
Institutional Class	1.20%	460
		$ 106,829

Effective January 1, 2012 the expense limitations were discontinued.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $87,577 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011 A, B
From net investment income
Class A	$ 168,535	$ -
Class T	50,833	-
Class B	6,144	-
Class C	52,214	-
Japan	7,354,386	9,544,936
Class F	-	204,046
Institutional Class	56,675	-
Total	$ 7,688,787	$ 9,748,982

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2012	2011 A, B
From net realized gain
Class A	$ 69,007	$ -
Class T	24,703	-
Class B	7,792	-
Class C	46,858	-
Japan	2,405,209	10,328,111
Class F	-	178,646
Institutional Class	17,336	-
Total	$ 2,570,905	$ 10,506,757

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011 A, B	2012	2011 A, B
Class A
Shares sold	272,417	902,250	$ 2,571,605	$ 9,266,531
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	1,458,691	-	15,812,213
Reinvestment of distributions	22,132	-	206,271	-
Shares redeemed	(659,149)	(975,882)	(6,253,228)	(10,202,627)
Net increase (decrease)	(364,600)	1,385,059	$ (3,475,352)	$ 14,876,117
Class T
Shares sold	61,409	132,383	$ 587,072	$ 1,384,063
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	487,882	-	5,288,638
Reinvestment of distributions	7,853	-	73,111	-
Shares redeemed	(133,261)	(132,194)	(1,264,265)	(1,415,637)
Net increase (decrease)	(63,999)	488,071	$ (604,082)	$ 5,257,064
Class B
Shares sold	6,716	15,198	$ 66,720	$ 161,868
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	224,548	-	2,434,105
Reinvestment of distributions	1,058	-	9,881	-
Shares redeemed	(52,372)	(85,826)	(495,118)	(926,239)
Net increase (decrease)	(44,598)	153,920	$ (418,517)	$ 1,669,734
Class C
Shares sold	108,642	711,218	$ 1,051,805	$ 7,424,606
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	857,308	-	9,293,223
Reinvestment of distributions	7,654	-	71,333	-
Shares redeemed	(280,979)	(645,053)	(2,637,126)	(6,643,542)
Net increase (decrease)	(164,683)	923,473	$ (1,513,988)	$ 10,074,287
Japan
Shares sold	2,737,496	16,755,813	$ 26,290,775	$ 180,371,996
Reinvestment of distributions	1,014,920	1,718,167	9,459,053	18,229,748
Shares redeemed	(12,951,522)	(32,842,865)	(122,521,103)	(351,598,189)
Net increase (decrease)	(9,199,106)	(14,368,885)	$ (86,771,275)	$ (152,996,445)
Class F
Shares sold	-	346,757	$ -	$ 3,766,116
Reinvestment of distributions	-	36,103	-	382,692
Shares redeemed	-	(3,617,960)	-	(39,396,699)
Net increase (decrease)	-	(3,235,100)	$ -	$ (35,247,891)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011 A, B	2012	2011 A, B
Institutional Class
Shares sold	238,239	324,072	$ 2,250,127	$ 3,355,850
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	420,228	-	4,555,276
Reinvestment of distributions	6,735	-	62,700	-
Shares redeemed	(369,198)	(460,581)	(3,505,242)	(4,809,911)
Net increase (decrease)	(124,224)	283,719	$ (1,192,415)	$ 3,101,215

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors International Fund was the owner of record of approximately 40% of the total outstanding shares of the Fund. Mutual funds managed by Strategic Advisors, Inc., an affiliate of FMR, were the owners of record, in the aggregate, of approximately 46% of the total outstanding shares of the Fund.

12. Merger Information.

On December 17, 2010, the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Japan Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 14, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objective and lower expenses. The acquisition was accomplished by an exchange of 1,458,691 Class A shares, 487,882 Class T shares, 224,548 Class B shares, 857,308 Class C shares, and 420,228 Institutional Class shares of the Fund, respectively, for 1,347,662 Class A shares, 458,320 Class T shares, 220,839 Class B shares, 837,651 Class C shares, and 377,690 Institutional Class shares then outstanding (valued at $11.73, $11.54, $11.02, $11.09 and $12.06 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $37,429,891 unrealized depreciation of $(2,434,247), cash of $6,456 and net other liabilities of $(52,892), were combined with the Fund's net assets of $515,046,445 for total net assets after the acquisition of $552,429,900.

Pro forma results of operations of the combined entity for the entire period ended October 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 7,426,258
Total net realized gain (loss)	(68,640,546)
Total change in net unrealized appreciation (depreciation)	34,276,793
Net increase (decrease) in net assets resulting from operations	$ (26,937,495)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 17, 2010.

Annual Report

Fidelity Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Smaller Companies Fund	7.13%	-4.92%	5.12%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small CapTM Index performed over the same period.

Annual Report

Fidelity Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Nicholas Price, Portfolio Manager of Fidelity® Japan Smaller Companies Fund: For the year, the fund returned 7.13%, significantly outpacing the -3.99% return of the Russell/Nomura Mid-Small CapTM Index. Investments in non-bank financials - including stock selection and overweightings in real estate and financial services - accounted for much of the fund's relative outperformance. The fund also benefited from positive stock picking in the consumer discretionary sector, notably in automobiles/components and consumer durables/apparel. Exposure to small-cap growth stocks in the health care and consumer staples sectors also added value. Among individual stocks, condominium developer Takara Leben, credit card firm AEON Credit Service and Osaka Securities Exchange were top performers among financials, while biopharmaceuticals firm Sosei Group and baby goods maker Pigeon also contributed. I sold Osaka Securities Exchange by period end. Conversely, the fund was hurt by its significant stake in social networking service (SNS) stocks in the software/services and media segments. Low relative weightings in defensive areas such as food/beverage/tobacco and food/staples retailing also crimped performance. Individual detractors included mobile SNS provider GREE, which saw its shares fall sharply after its "kompu gacha" sales methods, which encourage players to buy virtual items, came under legal scrutiny. Online advertising agency CyberAgent also was dragged down by concerns over regulatory risk, despite mobile gaming accounting for only a small portion of its overall business. In materials, profit growth at Osaka Titanium Technologies fell short of expectations, due to rising material costs. It was sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Smaller Companies Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Actual	1.06%	$ 1,000.00	$ 1,017.90	$ 5.38
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.81	$ 5.38

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Japan Smaller Companies Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan	102.4%
United States of America †	(2.4)%

† United States of America is not included in the pie chart.
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan	99.2%
United States of America	0.8%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	102.4	99.2
Short-Term Investments and Net Other Assets (Liabilities)	(2.4)	0.8
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nintendo Co. Ltd. (Software)	8.7	6.7
Kakaku.com, Inc. (Internet Software & Services)	6.4	5.4
Pigeon Corp. (Household Products)	6.2	4.5
ORIX Corp. (Diversified Financial Services)	5.9	6.5
Kubota Corp. (Machinery)	4.3	3.8
AEON Credit Service Co. Ltd. (Consumer Finance)	3.7	2.7
Sosei Group Corp. (Biotechnology)	3.7	2.6
Nikkiso Co. Ltd. (Health Care Equipment & Supplies)	3.6	2.7
Pal Co. Ltd. (Specialty Retail)	3.2	2.6
CyberAgent, Inc. (Media)	3.1	3.2
	48.8
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.9	24.0
Consumer Discretionary	20.4	17.4
Financials	15.7	19.0
Industrials	14.7	15.2
Health Care	10.6	8.1
Consumer Staples	8.2	5.1
Materials	6.5	10.1
Energy	0.4	0.3

Annual Report

Fidelity Japan Smaller Companies Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 102.4%
	Shares	Value
CONSUMER DISCRETIONARY - 20.4%
Auto Components - 2.7%
Nippon Seiki Co. Ltd.	33,000	$ 317,061
Stanley Electric Co. Ltd.	444,100	6,119,379
		6,436,440
Automobiles - 2.4%
Honda Motor Co. Ltd.	188,300	5,660,910
Hotels, Restaurants & Leisure - 0.8%
Koshidaka Holdings Co. Ltd.	57,500	1,577,415
Round One Corp.	84,100	425,609
		2,003,024
Household Durables - 1.2%
ARNEST ONE Corp.	45,800	679,857
Hajime Construction Co. Ltd.	58,900	1,854,874
West Holdings Corp. (d)	17,200	218,474
		2,753,205
Leisure Equipment & Products - 1.6%
Fields Corp.	97,800	1,406,419
KAWAI Musical Instruments Manufacturing Co. Ltd.	704,000	1,472,730
SHIMANO, Inc.	14,600	919,930
		3,799,079
Media - 4.2%
Avex Group Holdings, Inc.	136,300	2,694,243
CyberAgent, Inc. (d)	3,639	7,275,265
		9,969,508
Multiline Retail - 0.2%
Ryohin Keikaku Co. Ltd.	7,700	510,247
Specialty Retail - 5.3%
Chiyoda Co. Ltd.	80,800	2,311,752
Fuji Corp.	44,700	654,570
K'S Denki Corp. (d)	49,100	1,314,377
Otsuka Kagu Ltd.	67,500	659,527
Pal Co. Ltd.	151,150	7,715,599
		12,655,825
Textiles, Apparel & Luxury Goods - 2.0%
Fuji Spinning Co. Ltd.	766,000	3,166,479
GOLDWIN, Inc. (d)	259,000	1,586,509
		4,752,988
TOTAL CONSUMER DISCRETIONARY		48,541,226
CONSUMER STAPLES - 8.2%
Food & Staples Retailing - 0.6%
Kobe Bussan Co. Ltd.	9,200	241,899
Seven & i Holdings Co., Ltd.	9,100	280,649
Sugi Holdings Co. Ltd.	800	28,911
Yamaya Corp.	56,800	815,393
		1,366,852

	Shares	Value
Food Products - 0.8%
Ajinomoto Co., Inc.	122,000	$ 1,862,934
Household Products - 6.3%
Pigeon Corp.	317,500	14,636,102
Unicharm Corp.	4,500	243,517
		14,879,619
Personal Products - 0.5%
Kao Corp.	45,800	1,286,278
TOTAL CONSUMER STAPLES		19,395,683
ENERGY - 0.4%
Energy Equipment & Services - 0.4%
Toyo Kanetsu KK	433,000	840,724
FINANCIALS - 15.7%
Capital Markets - 0.2%
Sawada Holdings Co. Ltd. (a)	78,600	432,236
Commercial Banks - 0.1%
Mizuho Financial Group, Inc.	234,100	366,292
Consumer Finance - 4.6%
ACOM Co. Ltd. (a)	72,500	2,140,580
AEON Credit Service Co. Ltd.	413,900	8,782,996
		10,923,576
Diversified Financial Services - 5.9%
ORIX Corp.	135,760	13,945,033
Real Estate Management & Development - 4.9%
Aeon Mall Co. Ltd.	61,200	1,587,689
Airport Facilities Co. Ltd.	164,300	757,389
Iida Home Max Co., Ltd.	140,400	1,238,151
Takara Leben Co. Ltd.	675,900	7,239,064
Toho Real Estate Co. Ltd.	46,000	251,234
Tokyu Land Corp.	90,000	505,073
		11,578,600
TOTAL FINANCIALS		37,245,737
HEALTH CARE - 10.6%
Biotechnology - 3.7%
Sosei Group Corp. (a)	3,160	8,728,298
Health Care Equipment & Supplies - 5.4%
Nikkiso Co. Ltd.	723,000	8,612,965
Olympus Corp. (a)	249,400	4,355,049
Sysmex Corp.	600	28,222
		12,996,236
Health Care Providers & Services - 0.4%
Tsukui Corp.	35,600	827,233
Uchiyama Holdings Co. Ltd.	5,100	93,273
		920,506
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.1%
Rohto Pharmaceutical Co. Ltd.	195,000	$ 2,691,845
TOTAL HEALTH CARE		25,336,885
INDUSTRIALS - 14.7%
Building Products - 2.1%
Nichias Corp.	733,000	3,590,167
Shinko Kogyo Co. Ltd.	289,600	1,509,127
		5,099,294
Construction & Engineering - 1.6%
Toyo Engineering Corp.	924,000	3,819,617
Machinery - 10.2%
HIRANO TECSEED Co. Ltd.	211,500	1,168,377
Hoshizaki Electric Co. Ltd.	152,700	4,156,546
Kitz Corp.	49,200	207,696
Kubota Corp.	1,009,000	10,313,717
Makita Corp.	121,200	4,790,004
Nitta Corp.	232,100	3,570,322
		24,206,662
Road & Rail - 0.8%
Hitachi Transport System Ltd.	130,800	1,961,263
TOTAL INDUSTRIALS		35,086,836
INFORMATION TECHNOLOGY - 25.9%
Electronic Equipment & Components - 5.0%
Citizen Holdings Co. Ltd.	836,900	4,245,829
ITC Networks Corp.	32,800	262,959
Maruwa Ceramic Co. Ltd.	12,900	379,744
Origin Electric Co. Ltd.	569,000	2,202,443
Shimadzu Corp.	311,000	2,092,033
Shinko Shoji Co. Ltd.	45,300	392,112
Topcon Corp. (d)	465,500	2,204,171
		11,779,291
Internet Software & Services - 11.2%
DeNA Co. Ltd.	146,100	4,558,876
Enigmo, Inc.	23,300	2,194,864
GMO Internet, Inc.	210,300	1,469,966
GREE, Inc. (d)	159,600	2,782,954
Kakaku.com, Inc.	445,800	15,273,243
WebCrew, Inc.	64,600	404,610
		26,684,513
IT Services - 0.2%
CAC Corp.	68,200	574,100
Semiconductors & Semiconductor Equipment - 0.6%
Megachips Corp.	67,300	1,502,300

	Shares	Value
Software - 8.9%
Nintendo Co. Ltd.	160,200	$ 20,629,534
NSD Co. Ltd.	44,400	424,923
		21,054,457
TOTAL INFORMATION TECHNOLOGY		61,594,661
MATERIALS - 6.5%
Chemicals - 1.8%
Hitachi Chemical Co. Ltd.	145,300	2,047,632
JSP Corp.	40,500	523,563
Mitsubishi Gas Chemical Co., Inc.	6,000	29,613
Nitta Gelatin, Inc.	139,700	1,133,980
Shin-Etsu Chemical Co., Ltd.	4,300	242,390
STELLA CHEMIFA Corp.	12,300	231,116
Sumitomo Chemical Co. Ltd.	10,000	28,060
		4,236,354
Construction Materials - 0.4%
Taiheiyo Cement Corp.	505,000	1,075,410
Metals & Mining - 4.3%
Asahi Holdings, Inc. (d)	88,200	1,487,125
Hitachi Metals Ltd.	520,000	4,865,840
Pacific Metals Co. Ltd.	141,000	478,655
Sumitomo Metal Mining Co. Ltd.	256,000	3,370,362
Yamato Kogyo Co. Ltd.	1,800	50,530
		10,252,512
TOTAL MATERIALS		15,564,276
TOTAL COMMON STOCKS (Cost $228,413,207)		243,606,028
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.19% (b)	237,550	237,550
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	9,445,077	9,445,077
TOTAL MONEY MARKET FUNDS (Cost $9,682,627)		9,682,627
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $238,095,834)	253,288,655
NET OTHER ASSETS (LIABILITIES) - (6.5)%	(15,395,336)
NET ASSETS - 100%	$ 237,893,319
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 506
Fidelity Securities Lending Cash Central Fund	172,725
Total	$ 173,231
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Takara Leben Co. Ltd.	$ 10,582,018	$ -	$ 11,260,919	$ 196,556	$ -
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 48,541,226	$ 42,880,316	$ 5,660,910	$ -
Consumer Staples	19,395,683	19,395,683	-	-
Energy	840,724	840,724	-	-
Financials	37,245,737	36,879,445	366,292	-
Health Care	25,336,885	25,336,885	-	-
Industrials	35,086,836	35,086,836	-	-
Information Technology	61,594,661	61,594,661	-	-
Materials	15,564,276	15,564,276	-	-
Money Market Funds	9,682,627	9,682,627	-	-
Total Investments in Securities:	$ 253,288,655	$ 247,261,453	$ 6,027,202	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 201,246,740

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $8,817,326) - See accompanying schedule: Unaffiliated issuers (cost $228,413,207)	$ 243,606,028
Fidelity Central Funds (cost $9,682,627)	9,682,627
Total Investments (cost $238,095,834)		$ 253,288,655
Receivable for investments sold		1,604,933
Receivable for fund shares sold		61,074
Dividends receivable		1,277,183
Distributions receivable from Fidelity Central Funds		18,846
Other receivables		23,775
Total assets		256,274,466

Liabilities
Payable to custodian bank	$ 165,034
Payable for investments purchased	1,321,962
Payable for fund shares redeemed	7,171,644
Accrued management fee	151,488
Other affiliated payables	61,874
Other payables and accrued expenses	64,068
Collateral on securities loaned, at value	9,445,077
Total liabilities		18,381,147

Net Assets		$ 237,893,319
Net Assets consist of:
Paid in capital		$ 302,841,294
Undistributed net investment income		1,851,362
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(81,960,700)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,161,363
Net Assets, for 26,088,268 shares outstanding		$ 237,893,319
Net Asset Value, offering price and redemption price per share ($237,893,319 ÷ 26,088,268 shares)		$ 9.12

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends (including $196,556 earned from other affiliated issuers)		$ 4,850,348
Income from Fidelity Central Funds		173,231
Income before foreign taxes withheld		5,023,579
Less foreign taxes withheld		(339,524)
Total income		4,684,055

Expenses
Management fee	$ 1,962,428
Transfer agent fees	650,053
Accounting and security lending fees	147,051
Custodian fees and expenses	74,942
Independent trustees' compensation	1,935
Registration fees	21,797
Audit	57,184
Legal	1,475
Interest	233
Miscellaneous	2,798
Total expenses before reductions	2,919,896
Expense reductions	(95,353)	2,824,543
Net investment income (loss)		1,859,512
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,361,914
Other affiliated issuers	4,435,974
Foreign currency transactions	94,003
Total net realized gain (loss)		5,891,891
Change in net unrealized appreciation (depreciation) on: Investment securities	11,406,140
Assets and liabilities in foreign currencies	(1,914)
Total change in net unrealized appreciation (depreciation)		11,404,226
Net gain (loss)		17,296,117
Net increase (decrease) in net assets resulting from operations		$ 19,155,629

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,859,512	$ 2,836,322
Net realized gain (loss)	5,891,891	23,210,552
Change in net unrealized appreciation (depreciation)	11,404,226	(10,169,674)
Net increase (decrease) in net assets resulting from operations	19,155,629	15,877,200
Distributions to shareholders from net investment income	(2,759,893)	(1,489,334)
Distributions to shareholders from net realized gain	(1,096,879)	(3,144,149)
Total distributions	(3,856,772)	(4,633,483)
Share transactions Proceeds from sales of shares	24,562,052	121,909,283
Reinvestment of distributions	3,393,514	3,574,551
Cost of shares redeemed	(109,014,492)	(118,866,572)
Net increase (decrease) in net assets resulting from share transactions	(81,058,926)	6,617,262
Redemption fees	34,784	154,525
Total increase (decrease) in net assets	(65,725,285)	18,015,504

Net Assets
Beginning of period	303,618,604	285,603,100
End of period (including undistributed net investment income of $1,851,362 and undistributed net investment income of $2,751,743, respectively)	$ 237,893,319	$ 303,618,604
Other Information Shares
Sold	2,831,264	13,512,424
Issued in reinvestment of distributions	392,314	415,163
Redeemed	(12,377,356)	(13,376,811)
Net increase (decrease)	(9,153,778)	550,776

Financial Highlights

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.62	$ 8.23	$ 8.59	$ 6.99	$ 12.63
Income from Investment Operations
Net investment income (loss) B	.06	.08	.04	.02	.04
Net realized and unrealized gain (loss)	.55	.45	(.25)	1.63	(5.45)
Total from investment operations	.61	.53	(.21)	1.65	(5.41)
Distributions from net investment income	(.08)	(.05)	(.03)	(.04)	(.02)
Distributions from net realized gain	(.03)	(.10)	(.12)	(.01)	(.21)
Total distributions	(.11)	(.14) G	(.15)	(.05)	(.23)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 9.12	$ 8.62	$ 8.23	$ 8.59	$ 6.99
Total Return A	7.13%	6.44%	(2.50)%	23.84%	(43.58)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.05%	1.05%	1.09%	1.16%	1.05%
Expenses net of fee waivers, if any	1.05%	1.05%	1.09%	1.16%	1.05%
Expenses net of all reductions	1.02%	1.01%	1.09%	1.14%	1.03%
Net investment income (loss)	.67%	.88%	.43%	.33%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 237,893	$ 303,619	$ 285,603	$ 395,714	$ 393,934
Portfolio turnover rate D	86%	133%	78%	183%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share. G Total distributions of $.14 per share is comprised of distributions from net investment income of $.045 and distributions from net realized gain of $.095 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital Loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 28,097,900
Gross unrealized depreciation	(22,923,545)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,174,355

Tax Cost	$ 248,114,300

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,589,847
Capital loss carryforward	$ (75,680,703)
Net unrealized appreciation (depreciation)	$ 5,142,897

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (10,300,659)
2017	(65,380,044)
Total capital loss carryforward	$ (75,680,703)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 3,856,772	$ 4,633,483

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $239,034,195 and $314,422,424, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,129,000.41%		$ 233

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $783 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $172,725. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $95,353 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 24% of the total outstanding shares of the Fund. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 36% of the total outstanding shares of the Fund.

Annual Report

Fidelity Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America Fund	-4.91%	-4.12%	21.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Annual Report

Fidelity Latin America Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Adam Kutas, Portfolio Manager of Fidelity® Latin America Fund: For the year, the fund's Retail Class shares returned -4.91%, underperforming the -3.76% return of the MSCI® EM (Emerging Markets) Latin America Index. The fund was hurt relative to the index by stock selection in materials, banks and utilities, and, geographically, the fund suffered from security selection in Brazil and Mexico, and from an underweighting in Chile. Individual detractors included not owning Mexican cement company and index component CEMEX, investments in Brazilian bank Itau Unibanco Holding and steel manufacturer Usinas Siderurgicas de Minas Gerais, largely avoiding Mexican bank Grupo Financiero Banorte and an out-of-benchmark position in Colombian energy company Petrominerales. Conversely, positioning in consumer staples helped - particularly in food/beverage/tobacco - as did security selection in industrials and, geographically, stock selection in Chile. Among the top contributors were underweightings in energy firm OGX Petroleo E Gas and iron ore supplier Vale - both located in Brazil - an overweighting in Wal-Mart de Mexico and investments in Multiplus, the company that runs the frequent-flier loyalty program for Brazilian airline TAM, and timely ownership of TAM itself. Some stocks mentioned here were sold from the fund before period end.

Note to shareholders: Fidelity® Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2012, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.35%
Actual		$ 1,000.00	$ 925.20	$ 6.53
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.85
Class T	1.61%
Actual		$ 1,000.00	$ 924.00	$ 7.79
Hypothetical A		$ 1,000.00	$ 1,017.04	$ 8.16
Class B	2.10%
Actual		$ 1,000.00	$ 921.70	$ 10.14
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.63
Class C	2.10%
Actual		$ 1,000.00	$ 921.70	$ 10.14
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.63
Latin America	1.02%
Actual		$ 1,000.00	$ 926.80	$ 4.94
Hypothetical A		$ 1,000.00	$ 1,020.01	$ 5.18
Institutional Class	1.04%
Actual		$ 1,000.00	$ 926.50	$ 5.04
Hypothetical A		$ 1,000.00	$ 1,019.91	$ 5.28

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Brazil	46.5%
Mexico	23.6%
Chile	14.8%
Colombia	6.8%
United States of America	4.6%
Peru	3.2%
Canada	0.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Brazil	53.2%
Mexico	21.4%
Chile	13.1%
Colombia	5.7%
United States of America	2.9%
Peru	2.7%
Canada	0.7%
Luxembourg	0.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	98.9
Short-Term Investments and Net Other Assets (Liabilities)	0.9	1.1
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SAB de CV Series L (Mexico, Wireless Telecommunication Services)	9.9	9.8
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	6.6	6.0
Itau Unibanco Holding SA (Brazil, Commercial Banks)	6.2	7.0
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	5.2	4.5
Petroleo Brasileiro SA - Petrobras (Brazil, Oil, Gas & Consumable Fuels)	5.1	4.5
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	5.0	5.0
Vale SA (PN-A) (Brazil, Metals & Mining)	3.4	4.3
Fomento Economico Mexicano SAB de CV sponsored ADR (Mexico, Beverages)	2.9	1.6
Telefonica Brasil SA (Brazil, Diversified Telecommunication Services)	2.7	2.7
Banco Santander Chile sponsored ADR (Chile, Commercial Banks)	2.7	2.5
	49.7
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	22.6	19.3
Telecommunication Services	16.4	16.1
Financials	15.8	17.0
Energy	15.2	14.4
Materials	14.3	16.5
Utilities	7.0	7.6
Industrials	5.2	5.1
Consumer Discretionary	2.6	2.9

Annual Report

Fidelity Latin America Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Brazil - 46.5%
AES Tiete SA (PN) (non-vtg.)	4,090,245	$ 46,459,689
Banco Bradesco SA (PN)	1,108,016	17,457,232
CCR SA	6,112,300	53,748,395
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	2,981,030	121,596,214
sponsored ADR	345,425	11,765,176
Companhia Energetica de Sao Paulo Series A	921,200	8,277,443
CPFL Energia SA sponsored ADR (d)	992,149	23,107,150
Eletropaulo Metropolitana SA (PN-B)	1,784,420	14,171,337
Itau Unibanco Holding SA	3,511,400	51,347,126
Itau Unibanco Holding SA sponsored ADR	6,746,858	98,369,190
Itausa-Investimentos Itau SA (PN)	5,372,620	23,542,659
Light SA	2,222,800	23,912,843
Lupatech SA (a)	1,356,700	1,723,387
Lupatech SA (Subscription Receipts) (a)	4,975,704	6,320,530
M. Dias Branco SA	576,700	19,364,831
Multiplus SA	1,486,300	34,533,122
Petroleo Brasileiro SA - Petrobras:
(ON)	919,228	9,730,633
(PN) (non-vtg.)	8,998,371	92,152,392
(PN) sponsored ADR (non-vtg.)	3,282,376	67,387,179
sponsored ADR	5,276,220	111,908,626
Souza Cruz SA	3,533,000	46,096,600
Telefonica Brasil SA	1,239,613	27,464,900
Telefonica Brasil SA sponsored ADR (d)	1,706,883	37,585,564
TIM Participacoes SA	6,632,495	23,511,959
TIM Participacoes SA sponsored ADR	792,304	13,770,244
Tractebel Energia SA	1,024,800	17,659,831
Usinas Siderurgicas de Minas Gerais SA - Usiminas	1,385,750	7,245,841
Vale SA:
(PN-A)	1,797,500	32,170,121
(PN-A) sponsored ADR	2,746,620	48,862,370
sponsored ADR	1,614,493	29,577,512
TOTAL BRAZIL		1,120,820,096
Canada - 0.5%
Petrominerales Ltd. (d)	858,100	6,881,984
Silver Standard Resources, Inc. (a)	330,800	5,038,083
TOTAL CANADA		11,920,067
Chile - 14.8%
Banco de Chile	29,536,944	4,407,061
Banco de Chile sponsored ADR (d)	113,767	10,059,278
Banco Santander Chile sponsored ADR (d)	2,381,499	64,752,958
CAP SA	1,651,960	56,949,104
Compania Cervecerias Unidas SA	3,379,403	49,165,170

	Shares	Value
Compania Cervecerias Unidas SA sponsored ADR	8,028	$ 569,426
Compania Sudamericana de Vapores (a)	36,530,345	3,490,939
Embotelladora Andina SA:
Class A	1,336,236	6,720,755
Class B	2,819,596	17,814,761
Empresa Nacional de Electricidad SA	5,398,806	8,690,378
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,984,478	40,419,588
Empresas La Polar SA (a)	5,500,872	2,652,400
Enersis SA	35,324,499	12,091,749
Enersis SA sponsored ADR	849,447	14,389,632
Inversiones La Construccion SA	362,646	6,406,508
SACI Falabella	5,150,235	52,824,297
Sociedad Matriz SAAM SA	48,961,581	5,723,972
TOTAL CHILE		357,127,976
Colombia - 6.7%
BanColombia SA sponsored ADR	419,321	26,844,930
Bolsa de Valores de Colombia	592,791,382	10,420,495
Ecopetrol SA	12,622,088	37,554,182
Ecopetrol SA ADR	150,000	8,881,500
Empresa de Telecomunicaciones de Bogota (a)	40,480,188	10,055,056
Grupo de Inversiones Suramerica	1,624,314	31,710,135
Inversiones Argos SA	3,136,005	35,849,576
TOTAL COLOMBIA		161,315,874
Mexico - 23.6%
America Movil SAB de CV:
Series L	5,073,400	6,443,458
Series L sponsored ADR	9,200,234	232,673,915
Bolsa Mexicana de Valores SA de CV	4,499,683	9,962,258
Consorcio ARA SA de CV (a)(d)	20,968,721	6,581,751
Corporacion Inmobiliaria Vesta SAB de CV	4,313,500	6,492,980
Embotelladoras Arca SAB de CC	1,379,708	10,011,155
Fibra Uno Administracion SA de CV	2,829,900	7,456,205
Fomento Economico Mexicano SAB de CV sponsored ADR	757,860	68,669,695
Grupo Modelo SAB de CV Series C	1,316,300	11,600,811
Industrias Penoles SA de CV	730,155	36,376,708
Kimberly-Clark de Mexico SA de CV Series A	19,110,900	45,887,177
Wal-Mart de Mexico SA de CV Series V	42,363,570	125,110,681
TOTAL MEXICO		567,266,794
Peru - 3.2%
Alicorp SA Class C	4,479,951	12,706,016
Compania de Minas Buenaventura SA sponsored ADR	1,783,600	63,781,536
TOTAL PERU		76,487,552
United States of America - 3.7%
BPZ Energy, Inc. (a)(d)	3,583,700	10,321,056
Common Stocks - continued
	Shares	Value
United States of America - continued
First Cash Financial Services, Inc. (a)	222,745	$ 9,947,792
Gran Tierra Energy, Inc. (Canada) (a)	1,649,500	8,307,369
LATAM Airlines Group SA sponsored ADR (d)	1,296,540	32,141,227
Southern Copper Corp.	743,351	28,321,673
TOTAL UNITED STATES OF AMERICA		89,039,117
TOTAL COMMON STOCKS (Cost $1,502,331,972)		2,383,977,476
Nonconvertible Preferred Stocks - 0.1%

Colombia - 0.1%
Grupo de Inversiones Suramerica (Cost $2,763,035)	161,141	3,316,485
Money Market Funds - 2.9%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	13,182,131	$ 13,182,131
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	55,587,141	55,587,141
TOTAL MONEY MARKET FUNDS (Cost $68,769,272)		68,769,272
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,573,864,279)		2,456,063,233
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(47,648,097)
NET ASSETS - 100%		$ 2,408,415,136
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,517
Fidelity Securities Lending Cash Central Fund	729,136
Total	$ 752,653
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 62,058,448	$ 62,058,448	$ -	$ -
Consumer Staples	547,078,468	547,078,468	-	-
Energy	361,168,838	361,168,838	-	-
Financials	382,493,292	382,493,292	-	-
Industrials	129,637,655	129,637,655	-	-
Materials	344,172,524	344,172,524	-	-
Telecommunication Services	391,924,684	391,924,684	-	-
Utilities	168,760,052	168,760,052	-	-
Money Market Funds	68,769,272	68,769,272	-	-
Total Investments in Securities:	$ 2,456,063,233	$ 2,456,063,233	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $54,129,152) - See accompanying schedule: Unaffiliated issuers (cost $1,505,095,007)	$ 2,387,293,961
Fidelity Central Funds (cost $68,769,272)	68,769,272
Total Investments (cost $1,573,864,279)		$ 2,456,063,233
Foreign currency held at value (cost $2,696,024)		2,696,024
Receivable for investments sold		3,500,639
Receivable for fund shares sold		1,291,956
Dividends receivable		7,735,466
Distributions receivable from Fidelity Central Funds		77,876
Other receivables		139,075
Total assets		2,471,504,269

Liabilities
Payable for fund shares redeemed	$ 5,116,221
Accrued management fee	1,447,471
Distribution and service plan fees payable	54,506
Other affiliated payables	557,201
Other payables and accrued expenses	326,593
Collateral on securities loaned, at value	55,587,141
Total liabilities		63,089,133

Net Assets		$ 2,408,415,136
Net Assets consist of:
Paid in capital		$ 1,333,456,047
Undistributed net investment income		34,109,670
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		158,698,415
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		882,151,004
Net Assets		$ 2,408,415,136

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($69,654,164 ÷ 1,422,951 shares)	$ 48.95

Maximum offering price per share (100/94.25 of $48.95)	$ 51.94
Class T: Net Asset Value and redemption price per share ($19,334,062 ÷ 395,559 shares)	$ 48.88

Maximum offering price per share (100/96.50 of $48.88)	$ 50.65
Class B: Net Asset Value and offering price per share ($9,492,370 ÷ 194,835 shares)A	$ 48.72

Class C: Net Asset Value and offering price per share ($27,404,926 ÷ 562,422 shares)A	$ 48.73

Latin America: Net Asset Value, offering price and redemption price per share ($2,274,601,476 ÷ 46,335,920 shares)	$ 49.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,928,138 ÷ 161,568 shares)	$ 49.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 94,540,068
Interest		2,557
Income from Fidelity Central Funds		752,653
Income before foreign taxes withheld		95,295,278
Less foreign taxes withheld		(7,079,604)
Total income		88,215,674

Expenses
Management fee	$ 19,821,507
Transfer agent fees	6,191,998
Distribution and service plan fees	761,401
Accounting and security lending fees	1,233,628
Custodian fees and expenses	1,099,392
Independent trustees' compensation	18,758
Registration fees	107,722
Audit	72,875
Legal	15,046
Interest	409
Miscellaneous	32,900
Total expenses before reductions	29,355,636
Expense reductions	(32,251)	29,323,385
Net investment income (loss)		58,892,289
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	297,029,381
Foreign currency transactions	(2,004,709)
Total net realized gain (loss)		295,024,672
Change in net unrealized appreciation (depreciation) on: Investment securities	(507,618,368)
Assets and liabilities in foreign currencies	(146,577)
Total change in net unrealized appreciation (depreciation)		(507,764,945)
Net gain (loss)		(212,740,273)
Net increase (decrease) in net assets resulting from operations		$ (153,847,984)

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 58,892,289	$ 90,374,208
Net realized gain (loss)	295,024,672	338,023,359
Change in net unrealized appreciation (depreciation)	(507,764,945)	(733,138,438)
Net increase (decrease) in net assets resulting from operations	(153,847,984)	(304,740,871)
Distributions to shareholders from net investment income	(46,233,461)	(22,292,136)
Distributions to shareholders from net realized gain	-	(15,707,585)
Total distributions	(46,233,461)	(37,999,721)
Share transactions - net increase (decrease)	(452,506,012)	(1,114,870,853)
Redemption fees	354,338	763,732
Total increase (decrease) in net assets	(652,233,119)	(1,456,847,713)

Net Assets
Beginning of period	3,060,648,255	4,517,495,968
End of period (including undistributed net investment income of $34,109,670 and undistributed net investment income of $34,016,290, respectively)	$ 2,408,415,136	$ 3,060,648,255

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.38	$ 57.48	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.92	1.15	.02
Net realized and unrealized gain (loss)	(3.66)	(5.87)	2.79
Total from investment operations	(2.74)	(4.72)	2.81
Distributions from net investment income	(.70)	(.19)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.70)	(.39)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.95	$ 52.38	$ 57.48
Total Return B, C, D	(5.23)%	(8.26)%	5.14%
Ratios to Average Net Assets F, I
Expenses before reductions	1.35%	1.34%	1.37% A
Expenses net of fee waivers, if any	1.35%	1.34%	1.37% A
Expenses net of all reductions	1.35%	1.34%	1.34% A
Net investment income (loss)	1.80%	2.05%	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,654	$ 91,407	$ 115,626
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.27	$ 57.47	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.78	.99	.01
Net realized and unrealized gain (loss)	(3.65)	(5.85)	2.79
Total from investment operations	(2.87)	(4.86)	2.80
Distributions from net investment income	(.53)	(.15)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.53)	(.35)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.88	$ 52.27	$ 57.47
Total Return B, C, D	(5.49)%	(8.50)%	5.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.61%	1.61%	1.63% A
Expenses net of fee waivers, if any	1.61%	1.61%	1.63% A
Expenses net of all reductions	1.61%	1.61%	1.60% A
Net investment income (loss)	1.54%	1.78%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,334	$ 26,020	$ 36,820
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.06	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.53	.72	(.02)
Net realized and unrealized gain (loss)	(3.63)	(5.84)	2.79
Total from investment operations	(3.10)	(5.12)	2.77
Distributions from net investment income	(.25)	(.07)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.25)	(.27)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.72	$ 52.06	$ 57.44
Total Return B, C, D	(5.95)%	(8.94)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.10%	2.12% A
Expenses net of fee waivers, if any	2.10%	2.10%	2.12% A
Expenses net of all reductions	2.10%	2.10%	2.10% A
Net investment income (loss)	1.05%	1.29%	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,492	$ 14,114	$ 20,392
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.05	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.54	.73	(.02)
Net realized and unrealized gain (loss)	(3.64)	(5.84)	2.79
Total from investment operations	(3.10)	(5.11)	2.77
Distributions from net investment income	(.23)	(.09)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.23)	(.29)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.73	$ 52.05	$ 57.44
Total Return B, C, D	(5.94)%	(8.93)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.08%	2.09% A
Expenses net of fee waivers, if any	2.10%	2.08%	2.09% A
Expenses net of all reductions	2.10%	2.08%	2.07% A
Net investment income (loss)	1.06%	1.31%	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,405	$ 35,203	$ 48,329
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.48	$ 57.50	$ 47.29	$ 28.69	$ 67.90
Income from Investment Operations
Net investment income (loss) B	1.09	1.34	1.07	.72	.83
Net realized and unrealized gain (loss)	(3.67)	(5.88)	11.00	18.32	(37.74)
Total from investment operations	(2.58)	(4.54)	12.07	19.04	(36.91)
Distributions from net investment income	(.82)	(.29)	(1.49)	(.46)	(.65)
Distributions from net realized gain	-	(.20)	(.39)	-	(1.72)
Total distributions	(.82)	(.49)	(1.88)	(.46)	(2.37)
Redemption fees added to paid in capital B	.01	.01	.02	.02	.07
Net asset value, end of period	$ 49.09	$ 52.48	$ 57.50	$ 47.29	$ 28.69
Total Return A	(4.91)%	(7.96)%	25.91%	67.88%	(56.20)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.00%	1.03%	1.07%	1.02%
Expenses net of fee waivers, if any	1.02%	1.00%	1.03%	1.07%	1.02%
Expenses net of all reductions	1.02%	1.00%	1.01%	1.05%	1.00%
Net investment income (loss)	2.14%	2.39%	2.10%	2.04%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,274,601	$ 2,884,301	$ 4,283,462	$ 4,043,748	$ 2,225,606
Portfolio turnover rate D	23%	11%	56% F	52%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 52.51	$ 57.49	$ 55.47
Income from Investment Operations
Net investment income (loss) D	1.08	1.32	.03
Net realized and unrealized gain (loss)	(3.67)	(5.88)	2.79
Total from investment operations	(2.59)	(4.56)	2.82
Distributions from net investment income	(.86)	(.23)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.86)	(.43)	(.80)
Redemption fees added to paid in capital D	.01	.01	- J
Net asset value, end of period	$ 49.07	$ 52.51	$ 57.49
Total Return B, C	(4.93)%	(7.98)%	5.15%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.04%	1.08% A
Expenses net of fee waivers, if any	1.04%	1.04%	1.08% A
Expenses net of all reductions	1.04%	1.04%	1.06% A
Net investment income (loss)	2.12%	2.35%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,928	$ 9,603	$ 12,868
Portfolio turnover rate F	23%	11%	56% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,012,238,931
Gross unrealized depreciation	(135,807,314)
Net unrealized appreciation (depreciation) on securities and other investments	$ 876,431,617

Tax Cost	$ 1,579,631,616

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,110,342
Undistributed long-term capital gain	$ 164,465,752
Net unrealized appreciation (depreciation)	$ 876,383,667

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 46,233,461	$ 37,999,721

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $631,783,120 and $1,035,360,910, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 205,957	$ 4,047
Class T	.25%	.25%	115,866	2,034
Class B	.75%	.25%	119,367	89,525
Class C	.75%	.25%	320,211	31,231
			$ 761,401	$ 126,837

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 30,084
Class T	4,827
Class B*	6,323
Class C*	3,913
$ 45,147

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 246,709.30
Class T	72,147.31
Class B	35,775.30
Class C	94,503.30
Latin America	5,720,698.22
Institutional Class	22,166.24
	$ 6,191,998

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,272 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,888,444.42%		$ 409

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,849 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $729,136. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,182 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $69.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 1,209,540	$ 387,219
Class T	259,191	94,474
Class B	65,750	23,836
Class C	156,473	78,469
Latin America	44,398,764	21,655,692
Institutional Class	143,743	52,446
Total	$ 46,233,461	$ 22,292,136
From net realized gain
Class A	$ -	$ 407,401
Class T	-	127,447
Class B	-	68,279
Class C	-	170,156
Latin America	-	14,889,803
Institutional Class	-	44,499
Total	$ -	$ 15,707,585

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	250,504	412,254	$ 12,951,683	$ 23,066,057
Reinvestment of distributions	21,636	12,195	1,072,283	706,536
Shares redeemed	(594,208)	(691,058)	(30,101,636)	(38,328,762)
Net increase (decrease)	(322,068)	(266,609)	$ (16,077,670)	$ (14,556,169)
Class T
Shares sold	45,016	87,514	$ 2,321,071	$ 4,903,931
Reinvestment of distributions	5,062	3,721	251,031	215,680
Shares redeemed	(152,369)	(234,128)	(7,641,343)	(12,893,248)
Net increase (decrease)	(102,291)	(142,893)	$ (5,069,241)	$ (7,773,637)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	3,378	11,256	$ 173,307	$ 626,261
Reinvestment of distributions	1,105	1,326	54,795	76,906
Shares redeemed	(80,783)	(96,470)	(4,111,766)	(5,351,844)
Net increase (decrease)	(76,300)	(83,888)	$ (3,883,664)	$ (4,648,677)
Class C
Shares sold	55,877	137,950	$ 2,923,684	$ 7,785,005
Reinvestment of distributions	2,881	3,829	142,933	222,012
Shares redeemed	(172,705)	(306,800)	(8,681,626)	(16,851,535)
Net increase (decrease)	(113,947)	(165,021)	$ (5,615,009)	$ (8,844,518)
Latin America
Shares sold	6,405,350	8,382,994	$ 336,749,510	$ 474,305,310
Reinvestment of distributions	860,999	609,933	42,666,908	35,291,350
Shares redeemed	(15,886,221)	(28,534,583)	(800,304,511)	(1,586,342,682)
Net increase (decrease)	(8,619,872)	(19,541,656)	$ (420,888,093)	$ (1,076,746,022)
Institutional Class
Shares sold	84,374	72,884	$ 4,329,443	$ 4,108,817
Reinvestment of distributions	2,228	1,178	110,408	68,214
Shares redeemed	(107,894)	(115,010)	(5,412,186)	(6,478,861)
Net increase (decrease)	(21,292)	(40,948)	$ (972,335)	$ (2,301,830)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Nordic Fund	5.69%	-6.93%	10.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the FTSE Capped Nordic Index performed over the same period. Returns shown for the FTSE Capped Nordic Index for periods prior to October 1, 2009 (its inception date) are returns of the uncapped FTSE Nordic Index.

Annual Report

Fidelity Nordic Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Per Johansson, Portfolio Manager of Fidelity® Nordic Fund: For the year, the fund gained 5.69%, lagging the 9.59% gain of the FTSE® Capped Nordic Index. Stock selection in financials - especially banks and diversified financials - was the most detrimental. Holdings in energy also hurt. Despite a boost from overweighting consumer durables/apparel names in the consumer discretionary sector, the fund's security selection here was unfavorable. The fund's most significant individual detractor was BW Offshore, a Norwegian company that provides floating production services to the oil industry. This company, which is registered in Bermuda, experienced issues with its legacy contracts, which hurt profitability. In consumer discretionary, Sweden's Nobia, a kitchen manufacturer that suffered from diminishing demand in its French and U.K. markets, also detracted. Intrum Justitia, a Sweden-based debt management company, did not fare as well as expected in buying debt from European banks. The fund's position in Sweden's CDON Group, an e-commerce company, also detracted. BW, Nobia, Intrum Justitia and CDON were not in the index. Untimely ownership of Telenor, a Norwegian telecom company, also dragged down relative performance. On the positive side, underweighting technology hardware/equipment names within information technology was beneficial, as were stock picks in materials. Stock selection among media names in consumer discretionary also was a positive, but an overweighting here negated some of the benefit. On an individual basis, underweighting Finland's Nokia - a personal device manufacturer - was helpful, as the company suffered from its lack of a competitive smartphone. A smaller-than-index stake in Swedish communications technology firm Ericsson, which struggled with profitability issues, also provided a boost. Among media names, Norway's Schibsted was helpful. The company benefited from its growing online classified business in the Nordic region and mainland Europe. In industrials, shares of environmental waste management services company Lassila & Tikahoja gained because the company streamlined and refocused its business model, aiding the fund's performance. Schibsted and Lassila were not in the index.

Note to shareholders: Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2012, the fund did not have more than 25% of its assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Nordic Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Actual	1.07%	$ 1,000.00	$ 978.60	$ 5.32
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.76	$ 5.43

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Nordic Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Sweden	44.8%
Denmark	19.2%
Finland	14.9%
Norway	14.3%
Bermuda	2.8%
United States of America	2.2%
Malta	1.8%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Sweden	43.6%
Denmark	28.3%
Norway	17.4%
Finland	7.4%
Bermuda	2.0%
United States of America	1.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.8	98.7
Short-Term Investments and Net Other Assets (Liabilities)	2.2	1.3
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	7.0	13.2
Schibsted ASA (B Shares) (Norway, Media)	5.9	6.4
Svenska Handelsbanken AB (A Shares) (Sweden, Commercial Banks)	5.3	4.0
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	5.3	0.0
Jyske Bank A/S (Reg.) (Denmark, Commercial Banks)	5.1	4.4
Sampo OYJ (A Shares) (Finland, Insurance)	4.8	4.0
Atlas Copco AB (A Shares) (Sweden, Machinery)	4.7	0.0
Swedish Match Co. AB (Sweden, Tobacco)	4.7	5.5
Lassila & Tikahoja Oyj (Finland, Commercial Services & Supplies)	4.5	0.0
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	3.7	4.3
	51.0
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	25.4	6.5
Financials	24.6	28.1
Consumer Discretionary	13.2	19.4
Information Technology	9.8	9.4
Health Care	9.1	18.4
Consumer Staples	7.8	5.5
Energy	4.7	2.0
Materials	3.2	5.8
Telecommunication Services	0.0	3.6

Annual Report

Fidelity Nordic Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Bermuda - 2.8%
BW Offshore Ltd.	6,304,100	$ 3,704,196
Vostok Nafta Investment Ltd. SDR	1,865,600	4,612,740
TOTAL BERMUDA		8,316,936
Denmark - 19.2%
A.P. Moller - Maersk A/S Series B	412	2,874,876
Christian Hansen Holding A/S	305,500	9,575,821
Danske Bank A/S (a)	550,401	8,606,964
Jyske Bank A/S (Reg.) (a)	499,580	15,233,876
Novo Nordisk A/S Series B	129,101	20,696,893
TOTAL DENMARK		56,988,430
Finland - 14.9%
Amer Group PLC (A Shares)	736,900	10,430,052
Lassila & Tikahoja Oyj	879,500	13,485,773
Nokia Corp. (d)	1,412,300	3,796,957
Raisio Group PLC (V Shares)	593,500	2,346,258
Sampo OYJ (A Shares)	450,100	14,106,542
TOTAL FINLAND		44,165,582
Malta - 1.8%
Unibet Group PLC unit	190,100	5,359,451
Norway - 14.3%
ElectroMagnetic GeoServices ASA (a)	1,854,300	4,032,996
Gjensidige Forsikring ASA	435,400	6,361,500
Merkantildata ASA	782,300	8,335,770
Schibsted ASA (B Shares)	463,400	17,353,218
TGS Nopec Geophysical Co. ASA	187,000	6,363,110
TOTAL NORWAY		42,446,594
Sweden - 44.8%
AarhusKarlshamn AB	173,100	6,811,365
ASSA ABLOY AB (B Shares)	467,600	15,586,902
Atlas Copco AB (A Shares)	564,900	13,890,635
Avanza Bank Holding AB	306,000	6,008,910
BioGaia AB	228,623	5,928,501
CDON Group AB (a)(d)	1,065,053	5,973,250
DIBS Payment Services AB (e)	822,870	6,451,061
Industrial & Financial Systems AB (IFS)	490,200	7,556,717

	Shares	Value
Intrum Justitia AB	761,400	$ 11,019,976
Meda AB (A Shares)	38,400	392,806
Saab AB (B Shares)	416,900	7,919,522
Sandvik AB	756,300	10,490,072
Svenska Handelsbanken AB (A Shares)	461,900	15,821,689
Swedbank AB (A Shares)	135,900	2,520,119
Swedish Match Co. AB	406,400	13,847,096
Telefonaktiebolaget LM Ericsson (B Shares)	328,200	2,907,549
TOTAL SWEDEN		133,126,170
TOTAL COMMON STOCKS (Cost $286,496,059)		290,403,163
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 0.19% (b)	558,179	558,179
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	4,032,600	4,032,600
TOTAL MONEY MARKET FUNDS (Cost $4,590,779)		4,590,779
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $291,086,838)		294,993,942
NET OTHER ASSETS (LIABILITIES) - 0.7%		1,956,737
NET ASSETS - 100%		$ 296,950,679
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,108
Fidelity Securities Lending Cash Central Fund	474,480
Total	$ 482,588
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DIBS Payment Services AB	$ -	$ 6,344,096	$ 189,684	$ 180,999	$ 6,451,061
Total	$ -	$ 6,344,096	$ 189,684	$ 180,999	$ 6,451,061
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 39,115,971	$ 39,115,971	$ -	$ -
Consumer Staples	23,004,719	23,004,719	-	-
Energy	14,100,302	14,100,302	-	-
Financials	73,272,340	73,272,340	-	-
Health Care	27,018,200	6,321,307	20,696,893	-
Industrials	75,267,756	75,267,756	-	-
Information Technology	29,048,054	22,343,548	6,704,506	-
Materials	9,575,821	9,575,821	-	-
Money Market Funds	4,590,779	4,590,779	-	-
Total Investments in Securities:	$ 294,993,942	$ 267,592,543	$ 27,401,399	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Nordic Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $3,733,097) - See accompanying schedule: Unaffiliated issuers (cost $280,333,709)	$ 283,952,102
Fidelity Central Funds (cost $4,590,779)	4,590,779
Other affiliated issuers (cost $6,162,350)	6,451,061
Total Investments (cost $291,086,838)		$ 294,993,942
Receivable for investments sold		8,730,104
Receivable for fund shares sold		325,880
Distributions receivable from Fidelity Central Funds		4,253
Other receivables		15,865
Total assets		304,070,044

Liabilities
Payable for investments purchased	$ 2,267,070
Payable for fund shares redeemed	501,933
Accrued management fee	178,075
Other affiliated payables	77,522
Other payables and accrued expenses	62,165
Collateral on securities loaned, at value	4,032,600
Total liabilities		7,119,365

Net Assets		$ 296,950,679
Net Assets consist of:
Paid in capital		$ 426,795,089
Undistributed net investment income		5,914,425
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(139,666,205)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,907,370
Net Assets, for 9,703,260 shares outstanding		$ 296,950,679
Net Asset Value, offering price and redemption price per share ($296,950,679 ÷ 9,703,260 shares)		$ 30.60

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends (including $180,999 earned from other affiliated issuers)		$ 10,529,418
Special dividends		1,798,037
Income from Fidelity Central Funds		482,588
Income before foreign taxes withheld		12,810,043
Less foreign taxes withheld		(2,025,234)
Total income		10,784,809

Expenses
Management fee	$ 2,218,508
Transfer agent fees	829,592
Accounting and security lending fees	163,298
Custodian fees and expenses	80,776
Independent trustees' compensation	2,100
Registration fees	24,047
Audit	67,688
Legal	1,666
Interest	1,418
Miscellaneous	3,778
Total expenses before reductions	3,392,871
Expense reductions	(133,651)	3,259,220
Net investment income (loss)		7,525,589
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,762,951)
Other affiliated issuers	7,938
Foreign currency transactions	(433,674)
Total net realized gain (loss)		(13,188,687)
Change in net unrealized appreciation (depreciation) on: Investment securities	20,469,114
Assets and liabilities in foreign currencies	(1,989)
Total change in net unrealized appreciation (depreciation)		20,467,125
Net gain (loss)		7,278,438
Net increase (decrease) in net assets resulting from operations		$ 14,804,027

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,525,589	$ 6,405,898
Net realized gain (loss)	(13,188,687)	59,260,117
Change in net unrealized appreciation (depreciation)	20,467,125	(98,663,142)
Net increase (decrease) in net assets resulting from operations	14,804,027	(32,997,127)
Distributions to shareholders from net investment income	(7,290,470)	(4,111,279)
Share transactions
Proceeds from sales of shares	33,108,526	107,813,311
Reinvestment of distributions	7,043,836	3,976,175
Cost of shares redeemed	(111,655,692)	(171,718,515)
Net increase (decrease) in net assets resulting from share transactions	(71,503,330)	(59,929,029)
Redemption fees	40,364	162,955
Total increase (decrease) in net assets	(63,949,409)	(96,874,480)

Net Assets
Beginning of period	360,900,088	457,774,568
End of period (including undistributed net investment income of $5,914,425 and undistributed net investment income of $6,065,540, respectively)	$ 296,950,679	$ 360,900,088
Other Information Shares
Sold	1,108,092	3,156,914
Issued in reinvestment of distributions	258,205	119,440
Redeemed	(3,857,413)	(5,268,807)
Net increase (decrease)	(2,491,116)	(1,992,453)
Financial Highlights

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.60	$ 32.27	$ 26.33	$ 20.75	$ 52.81
Income from Investment Operations
Net investment income (loss) B	.70 E	.47	.33	.35	.85
Net realized and unrealized gain (loss)	.91	(2.86)	5.94	6.29	(28.93)
Total from investment operations	1.61	(2.39)	6.27	6.64	(28.08)
Distributions from net investment income	(.61)	(.29)	(.34)	(1.06)	(1.73)
Distributions from net realized gain	-	-	-	-	(2.28)
Total distributions	(.61)	(.29)	(.34)	(1.06)	(4.01)
Redemption fees added to paid in capital B	- G	.01	.01	- G	.03
Net asset value, end of period	$ 30.60	$ 29.60	$ 32.27	$ 26.33	$ 20.75
Total Return A	5.69%	(7.49)%	24.05%	34.90%	(57.32)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.08%	1.05%	1.12%	1.15%	1.09%
Expenses net of fee waivers, if any	1.08%	1.05%	1.12%	1.15%	1.09%
Expenses net of all reductions	1.04%	.99%	1.10%	1.12%	1.07%
Net investment income (loss)	2.40% E	1.40%	1.16%	1.71%	2.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 296,951	$ 360,900	$ 457,775	$ 334,414	$ 290,401
Portfolio turnover rate D	193%	265%	80%	107%	72%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.83%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,626,053
Gross unrealized depreciation	(21,824,062)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,198,009)

Tax Cost	$ 296,191,951

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,914,428
Capital loss carryforward	$ (134,561,093)
Net unrealized appreciation (depreciation)	$ (1,197,743)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (116,424,475)
No expiration
Short-term	(18,136,618)
Total capital loss carryforward	$ (134,561,093)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 7,290,470	$ 4,111,279

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $597,699,007 and $669,989,792, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,713,846.37%		$ 1,418

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $878 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $474,480. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $131,207 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,444.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% was the owner of record of approximately 12% of the total outstanding shares of the Fund.

Annual Report

Fidelity Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin Fund	9.22%	-3.76%	10.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Annual Report

Fidelity Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Pacific Basin Fund: For the year, the fund returned 9.22%, handily beating the 3.29% gain of the MSCI® AC (All Country) Pacific Index. Favorable stock selection was the driving force behind the fund's relative outperformance, with information technology, consumer discretionary and industrials standing out as sectors that contributed the most. Primarily, the stocks in these groups that had the most positive impact were mid- and small-cap shares that were not part of the index. I continued to look for opportunities in smaller-cap stocks because that's where I saw the most dynamic growth potential. Geographically, the fund was helped most by stock picking in Japan, which added more than eight percentage points to our return versus the index. Security selection in South Korea, Indonesia and Thailand also bolstered performance. At the stock level, performance was lifted by Toyo-Thai, a Thailand-based construction and engineering firm. The value of the fund's position in this stock almost tripled on strong growth in new orders, which boosted earnings expectations. Also contributing were Japan's Fujibo Holdings, a manufacturer of industrial textiles and polishing materials, and So-net Entertainment, a Japanese provider of Internet services that was acquired during the period. Conversely, the fund's large underweighting in banks had a negative impact, as more-accommodative actions by global central banks in the second half of the period aided the group. Stock picking in health care also hurt, and an overweighting in consumer discretionary dampened our strong picks there. Geographically, my choices in China and Australia limited the fund's gain. Noteworthy individual detractors included Hong Kong-based EVA Precision Industrial Holdings, a supplier of molded metal and plastic components. Slowing economic growth in China depressed the company's orders. Hong Kong-based Royale Furniture Holdings detracted as well. None of the stocks I've mentioned in this report were part of the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Pacific Basin Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Actual	1.29%	$ 1,000.00	$ 1,025.20	$ 6.57
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,018.65	$ 6.55

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Pacific Basin Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan	35.4%
Cayman Islands	16.8%
Korea (South)	9.7%
Australia	7.7%
Indonesia	5.1%
Bermuda	4.2%
Singapore	4.0%
Hong Kong	3.2%
China	2.7%
Other	11.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan	37.7%
Cayman Islands	18.0%
Korea (South)	9.2%
Australia	7.4%
Bermuda	4.8%
Indonesia	4.3%
China	3.3%
Singapore	2.9%
India	2.4%
Other	10.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.5	99.6
Short-Term Investments and Net Other Assets (Liabilities)	0.5	0.4
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
ORIX Corp. (Japan, Diversified Financial Services)	3.4	3.4
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.6	2.4
Aeon Credit Service Co. Ltd. (Japan, Consumer Finance)	2.2	1.9
Toyo-Thai Corp. PCL (Thailand, Construction & Engineering)	2.1	0.7
Daou Technology, Inc. (Korea (South), Internet Software & Services)	1.9	1.4
Softbank Corp. (Japan, Wireless Telecommunication Services)	1.9	1.7
Fujibo Holdings, Inc. (Japan, Textiles, Apparel & Luxury Goods)	1.8	1.4
Goodpack Ltd. (Singapore, Air Freight & Logistics)	1.6	1.3
Rohto Pharmaceutical Co. Ltd. (Japan, Pharmaceuticals)	1.6	1.4
Ping An Insurance Group Co. China Ltd. (H Shares) (China, Insurance)	1.5	1.7
	20.6
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.7	22.3
Consumer Discretionary	20.2	18.5
Industrials	16.9	18.8
Financials	16.7	16.1
Consumer Staples	6.5	5.9
Health Care	6.1	6.1
Materials	4.7	6.2
Telecommunication Services	2.3	1.7
Utilities	1.9	1.8
Energy	1.5	2.2

Annual Report

Fidelity Pacific Basin Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Australia - 7.7%
Acrux Ltd.	564,305	$ 1,897,917
Alkane Resources Ltd.	1,142,478	1,008,057
Austal Ltd.	1,485,537	1,889,026
Carsales.com Ltd.	302,468	2,342,268
Goodman Group unit	1,166,245	5,363,049
Iluka Resources Ltd.	240,403	2,475,539
Karoon Gas Australia Ltd. (a)	443,513	2,568,969
Linc Energy Ltd. (a)(d)	1,019,471	582,044
Mesoblast Ltd. (a)(d)	438,761	2,627,980
Navitas Ltd. (d)	794,644	3,398,506
Newcrest Mining Ltd.	171,361	4,701,402
Origin Energy Ltd.	487,107	5,744,087
realestate.com.au Ltd.	136,145	2,437,862
SEEK Ltd.	372,891	2,589,562
Starpharma Holdings Ltd. (a)	1,005,390	1,695,923
Sydney Airport unit	896,974	3,156,442
TOTAL AUSTRALIA		44,478,633
Bermuda - 4.2%
Biosensors International Group Ltd. (a)	4,772,000	4,244,647
Cheung Kong Infrastructure Holdings Ltd.	467,000	2,735,698
China Animal Healthcare Ltd.	11,668,000	2,487,031
China Foods Ltd.	2,510,000	2,539,132
China Resources Gas Group Ltd.	1,064,000	2,358,633
China Singyes Solar Tech Holdings Ltd.	3,334,000	1,974,576
Imagi International Holdings Ltd. (a)	61,928,000	886,963
REXLot Holdings Ltd.	49,186,967	3,554,132
Vtech Holdings Ltd.	327,600	3,891,017
TOTAL BERMUDA		24,671,829
Cayman Islands - 16.8%
21Vianet Group, Inc. ADR (a)(d)	156,400	1,732,912
3SBio, Inc. sponsored ADR (a)	178,100	2,388,321
51job, Inc. sponsored ADR (a)(d)	99,400	4,674,782
AirMedia Group, Inc. ADR (a)	968,100	2,197,587
Airtac International Group	469,000	2,199,692
AMVIG Holdings Ltd.	9,052,000	2,686,383
AutoNavi Holdings Ltd. ADR (a)	154,800	1,661,004
Baidu.com, Inc. sponsored ADR (a)	60,800	6,482,496
Bitauto Holdings Ltd. ADR (a)	344,670	1,737,137
China Automation Group Ltd.	6,268,000	1,488,135
China Dongxiang Group Co. Ltd.	4,546,000	568,980
China High Precision Automation Group Ltd.	4,875,000	701,995
China Lilang Ltd.	2,082,000	1,184,718
China Lodging Group Ltd. ADR (a)(d)	97,400	1,657,748
China Mengniu Dairy Co. Ltd.	1,905,000	5,776,414
China Metal Recycling (Holdings) Ltd.	2,572,200	2,572,183
China State Construction International Holdings Ltd.	2,947,302	3,510,119
China ZhengTong Auto Services Holdings Ltd. (a)	2,597,000	1,759,247

	Shares	Value
CNinsure, Inc. ADR (a)(d)	178,700	$ 1,050,756
EVA Precision Industrial Holdings Ltd.	48,434,000	5,124,597
Fook Woo Group Holdings Ltd. (a)	11,590,000	1,024,400
Greatview Aseptic Pack Co. Ltd.	2,779,000	1,455,828
Haitian International Holdings Ltd.	2,294,000	2,832,702
Hutchison China Meditech Ltd. (a)	196,669	1,417,078
Jiayuan.com International Ltd. sponsored ADR (a)	201,300	1,085,007
Kingdee International Software Group Co. Ltd. (a)	6,925,513	1,438,710
Kingsoft Corp. Ltd.	2,830,000	1,643,215
KongZhong Corp. sponsored ADR (a)	351,200	2,068,568
Minth Group Ltd.	2,122,000	2,143,891
New Oriental Education & Technology Group, Inc. sponsored ADR	91,600	1,544,376
Perfect World Co. Ltd. sponsored ADR Class B	216,775	2,304,318
Royale Furniture Holdings Ltd.	22,347,910	1,874,329
Shenguan Holdings Group Ltd.	9,116,000	5,022,590
SINA Corp. (a)	33,500	1,830,105
SOHO China Ltd.	697,000	473,957
SouFun Holdings Ltd. ADR (d)	293,300	5,299,931
Tencent Holdings Ltd.	232,500	8,219,947
VanceInfo Technologies, Inc. ADR (a)	176,700	1,346,454
VisionChina Media, Inc. ADR (a)(d)	538,250	118,415
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	240,300	3,409,857
TOTAL CAYMAN ISLANDS		97,708,884
China - 2.7%
China Southern Airlines Ltd. (H Shares)	1,358,000	643,075
Guangshen Railway Co. Ltd. (H Shares)	4,784,000	1,648,155
NQ Mobile, Inc. ADR (a)(d)	201,200	1,400,352
Ping An Insurance Group Co. China Ltd. (H Shares)	1,097,500	8,694,976
Travelsky Technology Ltd. (H Shares)	2,582,000	1,332,637
Yantai Changyu Pioneer Wine Co. (B Shares)	406,510	2,060,861
TOTAL CHINA		15,780,056
Hong Kong - 3.2%
China Everbright International	2,775,000	1,428,668
China Overseas Grand Oceans Group Ltd.	276,000	288,819
China Unicom Ltd.	1,494,000	2,408,517
Galaxy Entertainment Group Ltd. (a)	394,000	1,354,843
Lenovo Group Ltd.	2,474,000	1,988,764
Magnificent Estates Ltd.	56,182,000	2,718,466
Techtronic Industries Co. Ltd.	2,154,500	4,103,254
Tian An China Investments Co. Ltd.	4,830,800	2,798,729
YGM Trading Ltd.	501,000	1,203,685
TOTAL HONG KONG		18,293,745
India - 2.5%
Britannia Industries Ltd. (a)	146,278	1,314,884
Common Stocks - continued
	Shares	Value
India - continued
Educomp Solutions Ltd.	349,410	$ 957,541
Financial Technologies India Ltd.	168,768	3,121,918
Geodesic Ltd.	1,605,385	1,184,533
Housing Development Finance Corp. Ltd.	111,051	1,573,455
IndusInd Bank Ltd.	256,372	1,803,838
INFO Edge India Ltd.	350,752	2,284,239
Shriram City Union Finance Ltd. (a)	587	8,519
United Spirits Ltd.	106,839	2,334,652
TOTAL INDIA		14,583,579
Indonesia - 5.1%
PT Bank Rakyat Indonesia Tbk	4,261,000	3,282,797
PT Ciputra Development Tbk	59,580,000	4,218,035
PT Jasa Marga Tbk	3,158,000	1,906,957
PT Lippo Karawaci Tbk	19,571,000	1,894,946
PT Media Nusantara Citra Tbk	23,850,000	7,014,676
PT Mitra Adiperkasa Tbk	5,334,500	3,637,775
PT MNC Sky Vision Tbk	8,196,000	1,855,932
PT Nippon Indosari Corpindo Tbk	5,250,000	3,279,528
PT Pembangunan Perumahan Persero Tbk	10,797,000	865,555
PT Tiga Pilar Sejahtera Food Tbk	20,140,000	1,887,134
TOTAL INDONESIA		29,843,335
Japan - 35.4%
ACOM Co. Ltd. (a)	75,320	2,223,841
Aeon Credit Service Co. Ltd.	614,000	13,029,137
Aeon Mall Co. Ltd.	104,100	2,700,628
Asahi Diamond Industrial Co. Ltd.	151,300	1,338,066
Avex Group Holdings, Inc.	87,500	1,729,613
Calbee, Inc. (d)	35,000	3,213,704
Chiyoda Co. Ltd.	96,200	2,752,359
DeNA Co. Ltd. (d)	104,600	3,263,918
Digital Garage, Inc. (d)	840	1,622,548
Fuji Heavy Industries Ltd.	602,000	5,783,966
Fujibo Holdings, Inc. (d)	2,491,000	10,297,257
Fujitsu Ltd.	717,000	2,757,347
GMO Internet, Inc.	819,600	5,728,884
Hamakyorex Co. Ltd.	84,200	2,625,251
Haseko Corp. (a)	2,931,500	1,872,811
Hikari Tsushin, Inc.	58,300	3,220,631
Honeys Co. Ltd. (d)	170,010	2,706,786
Horiba Ltd.	73,100	1,991,638
Internet Initiative Japan, Inc.	129,000	3,369,222
ISE Chemical Corp. (d)	456,000	2,861,781
Japan Tobacco, Inc.	260,200	7,190,294
Kenedix Realty Investment Corp.	1,610	5,501,791
Message Co. Ltd.	1,308	4,037,219
Micronics Japan Co. Ltd.	339,900	1,234,761
MS&AD Insurance Group Holdings, Inc.	265,600	4,501,526
Nihon M&A Center, Inc.	133,800	4,014,168
Nihon Parkerizing Co. Ltd.	109,000	1,645,309
Nintendo Co. Ltd.	21,500	2,768,633

	Shares	Value
Nippon Seiki Co. Ltd.	684,000	$ 6,571,815
Nitta Corp.	333,800	5,134,741
NSD Co. Ltd.	200,300	1,916,938
ORIX Corp.	195,610	20,092,717
Osaka Securities Exchange Co. Ltd. (d)	928	3,458,349
Point, Inc.	33,180	1,263,525
Proto Corp.	65,600	1,079,775
Rakuten, Inc.	296,300	2,664,956
Rohto Pharmaceutical Co. Ltd.	673,000	9,290,317
Round One Corp.	234,400	1,186,241
Saizeriya Co. Ltd.	157,900	2,219,263
Sankyo Seiko Co. Ltd.	650,000	2,190,279
Shinsei Bank Ltd.	3,137,000	4,597,632
SHO-BOND Holdings Co. Ltd.	80,900	2,445,343
Softbank Corp.	344,300	10,898,736
Sony Financial Holdings, Inc.	191,500	3,415,959
Start Today Co. Ltd. (d)	107,300	1,177,437
Suzuki Motor Corp.	39,200	887,807
Toridoll Corp.	182,400	2,748,681
Toyo Engineering Corp.	701,000	2,897,783
Universal Entertainment Corp.	180,300	3,877,929
Wacom Co. Ltd.	779	2,262,935
Xebio Co. Ltd.	50,000	978,329
Yamato Kogyo Co. Ltd.	234,600	6,585,727
TOTAL JAPAN		205,826,303
Korea (South) - 9.7%
Daou Technology, Inc.	794,850	11,299,596
Duksan Hi-Metal Co. Ltd. (a)	169,183	3,165,432
Hyundai Home Shopping Network Corp.	21,378	2,539,118
Hyundai Wia Corp.	3,493	565,444
Korea Electric Power Corp. (a)	215,170	5,582,510
Korea Plant Service & Engineering Co. Ltd.	42,977	2,365,012
Lotte Chilsung Beverage Co. Ltd.	919	1,201,092
Mando Corp.	13,957	1,843,320
NCSOFT Corp.	8,463	1,622,246
NHN Corp.	14,080	3,260,694
Samsung Electronics Co. Ltd.	12,581	15,115,848
Sapphire Technology Co. Ltd.	51,480	1,709,201
Soulbrain Co. Ltd.	47,213	1,900,956
TK Corp. (a)	160,368	4,066,857
TOTAL KOREA (SOUTH)		56,237,326
Luxembourg - 0.8%
Samsonite International SA	2,115,600	4,394,960
Malaysia - 1.5%
IJM Land Bhd warrants 9/11/13 (a)	116,970	31,873
JobStreet Corp. Bhd	7,040,150	5,269,712
Muhibbah Engineering (M) Bhd	4,491,400	1,363,935
WCT Bhd	2,340,600	2,120,833
TOTAL MALAYSIA		8,786,353
Common Stocks - continued
	Shares	Value
Philippines - 0.5%
Alliance Global Group, Inc.	8,365,142	$ 3,028,548
Singapore - 4.0%
CSE Global Ltd.	7,480,500	5,304,667
Global Logistic Properties Ltd.	1,881,000	3,963,084
Goodpack Ltd.	6,087,000	9,680,915
Goodpack Ltd. warrants 11/30/12 (a)	2,233,800	2,270,792
OSIM International Ltd.	1,668,000	2,222,086
Tat Hong Holdings Ltd. warrants 8/2/13 (a)	125,700	3,710
TOTAL SINGAPORE		23,445,254
Taiwan - 2.1%
LITE-ON Technology Corp.	2,240,269	2,853,064
Lung Yen Life Service Co. Ltd.	542,000	1,671,832
Pacific Hospital Supply Co. Ltd.	485,100	1,413,283
PChome Online, Inc.	116,768	527,675
Tong Hsing Electronics Industries Ltd.	1,157,096	4,020,720
WPG Holding Co. Ltd.	1,525,000	1,842,948
TOTAL TAIWAN		12,329,522
Thailand - 2.1%
Toyo-Thai Corp. PCL	13,563,726	12,051,240
United Kingdom - 0.3%
SAIC Motor Corp. Ltd. Class A (UBS Warrant Programme) warrants 9/16/14 (a)	844,282	1,754,282
United States of America - 0.9%
GI Dynamics, Inc. CDI (a)	2,123,464	1,322,557
YOU On Demand Holdings, Inc. (a)	440,068	1,527,036
Zhongpin, Inc. (a)(d)	181,600	2,092,032
TOTAL UNITED STATES OF AMERICA		4,941,625
TOTAL COMMON STOCKS (Cost $503,167,360)		578,155,474
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	1,471,592	$ 1,471,592
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	19,610,760	19,610,760
TOTAL MONEY MARKET FUNDS (Cost $21,082,352)		21,082,352
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $524,249,712)		599,237,826
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(17,984,165)
NET ASSETS - 100%		$ 581,253,661
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,428
Fidelity Securities Lending Cash Central Fund	883,529
Total	$ 884,957
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section at the end of this in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 116,146,182	$ 116,146,182	$ -	$ -
Consumer Staples	37,912,317	37,912,317	-	-
Energy	8,895,100	8,895,100	-	-
Financials	96,722,695	93,164,575	3,558,120	-
Health Care	36,232,130	36,232,130	-	-
Industrials	97,633,349	96,608,949	-	1,024,400
Information Technology	132,736,442	132,034,447	-	701,995
Materials	27,893,165	27,893,165	-	-
Telecommunication Services	13,307,253	10,898,736	2,408,517	-
Utilities	10,676,841	5,094,331	5,582,510	-
Money Market Funds	21,082,352	21,082,352	-	-
Total Investments in Securities:	$ 599,237,826	$ 585,962,284	$ 11,549,147	$ 1,726,395

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements.

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 474,625,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $18,638,571) - See accompanying schedule: Unaffiliated issuers (cost $503,167,360)	$ 578,155,474
Fidelity Central Funds (cost $21,082,352)	21,082,352
Total Investments (cost $524,249,712)		$ 599,237,826
Receivable for investments sold		2,288,423
Receivable for fund shares sold		1,163,991
Dividends receivable		1,352,155
Distributions receivable from Fidelity Central Funds		51,346
Other receivables		55,068
Total assets		604,148,809

Liabilities
Payable for investments purchased	$ 1,706,428
Payable for fund shares redeemed	797,233
Accrued management fee	464,873
Other affiliated payables	129,755
Other payables and accrued expenses	186,099
Collateral on securities loaned, at value	19,610,760
Total liabilities		22,895,148

Net Assets		$ 581,253,661
Net Assets consist of:
Paid in capital		$ 531,762,899
Undistributed net investment income		6,554,336
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,939,512)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		74,875,938
Net Assets, for 23,386,994 shares outstanding		$ 581,253,661
Net Asset Value, offering price and redemption price per share ($581,253,661 ÷ 23,386,994 shares)		$ 24.85

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 15,446,330
Interest		65
Income from Fidelity Central Funds (including $883,529 from security lending)		884,957
Income before foreign taxes withheld		16,331,352
Less foreign taxes withheld		(728,144)
Total income		15,603,208

Expenses
Management fee Basic fee	$ 4,338,839
Performance adjustment	1,440,623
Transfer agent fees	1,375,185
Accounting and security lending fees	312,038
Custodian fees and expenses	213,302
Independent trustees' compensation	4,214
Registration fees	25,189
Audit	85,929
Legal	5,019
Interest	1,065
Miscellaneous	8,182
Total expenses before reductions	7,809,585
Expense reductions	(97,881)	7,711,704
Net investment income (loss)		7,891,504
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,765,973
Foreign currency transactions	(116,468)
Total net realized gain (loss)		3,649,505
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $76,609)	37,678,619
Assets and liabilities in foreign currencies	5,440
Total change in net unrealized appreciation (depreciation)		37,684,059
Net gain (loss)		41,333,564
Net increase (decrease) in net assets resulting from operations		$ 49,225,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,891,504	$ 7,186,444
Net realized gain (loss)	3,649,505	81,039,756
Change in net unrealized appreciation (depreciation)	37,684,059	(130,837,860)
Net increase (decrease) in net assets resulting from operations	49,225,068	(42,611,660)
Distributions to shareholders from net investment income	(3,487,165)	(6,798,978)
Distributions to shareholders from net realized gain	(2,493,225)	(22,436,616)
Total distributions	(5,980,390)	(29,235,594)
Share transactions Proceeds from sales of shares	39,444,014	325,706,660
Reinvestment of distributions	5,724,533	27,290,655
Cost of shares redeemed	(229,658,785)	(396,071,405)
Net increase (decrease) in net assets resulting from share transactions	(184,490,238)	(43,074,090)
Redemption fees	45,917	461,937
Total increase (decrease) in net assets	(141,199,643)	(114,459,407)

Net Assets
Beginning of period	722,453,304	836,912,711
End of period (including undistributed net investment income of $6,554,336 and undistributed net investment income of $2,372,302, respectively)	$ 581,253,661	$ 722,453,304
Other Information Shares
Sold	1,702,098	12,640,955
Issued in reinvestment of distributions	257,613	1,082,533
Redeemed	(10,038,333)	(15,582,896)
Net increase (decrease)	(8,078,622)	(1,859,408)

Financial Highlights

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.96	$ 25.11	$ 19.88	$ 12.84	$ 37.32
Income from Investment Operations
Net investment income (loss) B	.30	.21	.21	.20	.22
Net realized and unrealized gain (loss)	1.79	(1.51)	5.86	6.90	(20.61)
Total from investment operations	2.09	(1.30)	6.07	7.10	(20.39)
Distributions from net investment income	(.12)	(.20)	(.15)	(.07)	(.22)
Distributions from net realized gain	(.08)	(.66)	(.70)	-	(3.88)
Total distributions	(.20)	(.86)	(.85)	(.07)	(4.10)
Redemption fees added to paid in capital B	- F	.01	.01	.01	.01
Net asset value, end of period	$ 24.85	$ 22.96	$ 25.11	$ 19.88	$ 12.84
Total Return A	9.22%	(5.44)%	31.65%	55.77%	(61.02)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.28%	1.14%	1.07%	.90%	1.22%
Expenses net of fee waivers, if any	1.28%	1.13%	1.07%	.90%	1.22%
Expenses net of all reductions	1.26%	1.10%	1.03%	.85%	1.17%
Net investment income (loss)	1.29%	.81%	.95%	1.30%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 581,254	$ 722,453	$ 836,913	$ 609,209	$ 392,393
Portfolio turnover rate D	26%	59%	66%	91%	73%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryfowards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 139,232,833
Gross unrealized depreciation	(93,134,182)
Net unrealized appreciation (depreciation) on securities and other investments	$ 46,098,651

Tax Cost	$ 553,139,175

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,311,351
Capital loss carryforward	$ (13,806,649)
Net unrealized appreciation (depreciation)	$ 46,063,084

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (13,028,843)
No expiration
Short-term	(777,806)
Total capital loss carryforward	$ (13,806,649)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 5,980,390	$ 29,235,594

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $162,655,706 and $347,764,382, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .94% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC),an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $263 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,235,900.32%		$ 826

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,729 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $301,828. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $22,166 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $3,752,250. The weighted average interest rate was .57%. The interest expense amounted to $239 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $97,881 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund,

Fidelity Emerging Asia Fund,

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (each a fund of Fidelity Investment Trust) at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds.Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and ExchangeCommission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund	12/10/12	12/07/12	$0.757	-
Fidelity China Region Fund	12/10/12	12/07/12	$0.430	-
Fidelity Emerging Markets Fund	12/10/12	12/07/12	$0.293	-
Fidelity Europe Fund	12/10/12	12/07/12	$0.700	$0.012
Fidelity Europe Capital Appreciation Fund	12/10/12	12/07/12	$0.409	-
Fidelity Japan Fund	12/10/12	12/07/12	$0.148	$0.079
Fidelity Japan Smaller Companies Fund	12/10/12	12/07/12	$0.074	$0.149
Fidelity Latin America Fund	12/10/12	12/07/12	$0.976	$3.450
Fidelity Nordic Fund	12/10/12	12/07/12	$0.630	-
Fidelity Pacific Basin Fund	12/10/12	12/07/12	$0.293	$0.466
Fidelity Emerging Asia Fund	12/10/12	12/07/12	$0.456	$0.081

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Latin America Fund	$198,275,480

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	December 2, 2011	December 28, 2011
Fidelity Canada Fund	2%	-
Fidelity China Region Fund	-	-
Fidelity Emerging Markets Fund	2%	-
Fidelity Europe Fund	-	-
Fidelity Europe Capital Appreciation Fund	1%	-
Fidelity Japan Fund	-	-
Fidelity Japan Smaller Companies Fund	-	-
Fidelity Latin America Fund	1%	4%
Fidelity Nordic Fund	-	-
Fidelity Pacific Basin Fund	-	-
Fidelity Emerging Asia Fund	-	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 2, 2011	December 9, 2011	December 28, 2011
Fidelity Canada Fund	90%	-	-
Fidelity China Region Fund	67%	-	-
Fidelity Emerging Markets Fund	100%	-	-
Fidelity Europe Fund	100%	-	-
Fidelity Europe Capital Appreciation Fund	100%	-	-
Fidelity Japan Fund	-	100%	-
Fidelity Japan Smaller Companies Fund	100%	-	-
Fidelity Latin America Fund	91%	-	65%
Fidelity Nordic Fund	62%	-	-
Fidelity Pacific Basin Fund	94%	-	52%
Fidelity Emerging Asia Fund	67%	-	-

Annual Report

Distributions (Unaudited) - continued

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Fidelity Canada Fund	12/05/2011	$0.759	$0.1110
Fidelity China Region Fund	12/05/2011	$0.373	$0.0863
Fidelity Emerging Markets Fund	12/05/2011	$0.364	$0.0618
Fidelity Europe Fund	12/05/2011	$0.506	$0.0490
Fidelity Europe Capital Appreciation Fund	12/05/2011	$0.303	$0.0354
Fidelity Japan Fund	12/12/2011	$0.114	$0.0181
Fidelity Japan Smaller Companies Fund	12/05/2011	$0.083	$0.0121
Fidelity Latin America Fund	12/05/2011	$0.987	$0.1806
	12/29/2011	$0.015	-
Fidelity Nordic Fund	12/05/2011	$0.691	$0.0823
Fidelity Pacific Basin Fund	12/05/2011	$0.224	$0.0365
	12/29/2011	$0.015	-
Fidelity Emerging Asia Fund	12/05/2011	$0.594	$0.0846

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance (Canada Fund, China Region Fund, Emerging Asia Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, and Pacific Basin Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance (for each class, in the case of Canada Fund, China Region Fund, and Latin America Fund), as well as each fund's relative investment performance (for each class, in the case of Canada Fund, China Region Fund, and Latin America Fund) measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the funds principally because most other funds in each fund's third-party peer group have different and/or broader investment mandates than the fund's more specialized strategies.

For each of Canada Fund, China Region Fund, and Latin America Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance for Canada Fund and China Region Fund and one-year performance for Latin America Fund), respectively.

For each of Emerging Asia Fund, Japan Smaller Companies Fund, Nordic Fund, and Pacific Basin Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark").

Fidelity Canada Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Fidelity China Region Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in October 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Emerging Asia Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the fund's one-year total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Smaller Companies Fund

The Board noted that the investment performance of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Latin America Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Nordic Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Pacific Basin Fund

The Board noted that the investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that each of Canada Fund's, Emerging Asia Fund's, and Pacific Basin Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Investment Performance (Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, and Japan Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance (for each class, in the case of Emerging Markets Fund and Japan Fund), as well as each fund's relative investment performance (for each class, in the case of Emerging Markets Fund and Japan Fund) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board.

For Emerging Markets Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings.

For each of Europe Fund and Europe Capital Appreciation Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings.

For Japan Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper, Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund or class indicated.

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period, the second quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Annual Report

Fidelity Europe Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was comparable to its benchmark. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that there was a portfolio management change for the fund in April 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

The Board also considered that Europe Fund's, Europe Capital Appreciation Fund's, and Japan Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group". For Japan Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 17% would mean that 83% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders of Emerging Asia Fund approved a change in the index used to calculate the fund's performance adjustment, beginning December 1, 2010. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to December 1, 2010 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2010 and 2011 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Annual Report

Fidelity Europe Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Annual Report

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Fidelity Nordic Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio (Canada Fund, China Region Fund, Emerging Markets Fund, Japan Fund, and Latin America Fund). In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Canada Fund's and Japan Fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class of Japan Fund ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T, Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expense ratio of each class of Canada Fund, China Region Fund, Emerging Markets Fund, and Latin America Fund ranked below its competitive median for 2011.

Total Expense Ratio (Emerging Asia Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Smaller Companies Fund, Nordic Fund, and Pacific Basin Fund). In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Emerging Asia Fund's, Europe Fund's, Europe Capital Appreciation Fund's, and Pacific Basin Fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although Class T of Japan Fund was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity Emerging Markets Fund, Fidelity Japan Fund,
Fidelity Pacific Basin Fund

Brown Brothers Harriman & Co.
Boston, MA

Fidelity China Region Fund, Fidelity Latin America Fund,
Fidelity Nordic Fund

State Street Bank and Trust Company
Quincy, MA

Fidelity Canada Fund, Fidelity Europe Fund

The Northern Trust Company
Chicago, IL

Fidelity Emerging Asia Fund,
Fidelity Europe Capital Appreciation Fund,
Fidelity Japan Smaller Companies Fund

Fidelity's International Equity Funds

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity Global Commodity Stock Fund

Fidelity Global Strategies Fund

Fidelity International Capital Appreciation Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Total International Equity Fund

Fidelity Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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TIF-UANNPRO-1212
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Fidelity Advisor®

Canada Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2012

Class A, Class T, Class B, and Class C are
classes of Fidelity® Canada Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	-1.94%	-4.53%	12.72%
Class T (incl. 3.50% sales charge) B	0.11%	-4.35%	12.81%
Class B (incl. contingent deferred sales charge) C	-1.75%	-4.50%	12.90%
Class C (incl. contingent deferred sales charge) D	2.26%	-4.12%	12.92%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Class A on October 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period. The initial offering of Class A took place on May 2, 2007. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Douglas Lober, Portfolio Manager of Fidelity Advisor® Canada Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 4.04%, 3.74%, 3.25% and 3.26%, respectively (excluding sales charges), straddling the 3.82% gain of the S&P/TSX Composite Index. The fund's outperformance was largely driven by solid picks and an overweighting in health care, a sector that makes up only small portion of the index but was its star performer this period. Our stake in pharmacy benefits manager SXC Health Solutions proved most rewarding, as the stock vaulted higher on the firm's April announcement of its plans to buy Catalyst Health Solutions. The market warmly welcomed the merger, which created the combined entity Catamaran in July. Unfortunately, Catamaran's stock didn't react quite as strongly to the big move as I had hoped, and it ended up our largest relative detractor. Also in health care, Valeant Pharmaceuticals International flexed its muscles for the fund, as its shares advanced on a number of accretive acquisitions this period. An overweighting in consumer discretionary, especially among retailers, provided an additional lift. Here, shares of discount store operator Dollarama steadily advanced, as the company continued to gain pricing power from increasing the average cost of its items from $1 to $2, while also opening new stores across Canada. In materials, the fund's limited stake in lagging index component Kinross Gold was a good call, as was scant exposure to weak-performing BlackBerry® mobile device maker Research In Motion among information technology names. Conversely, underweighting some beneficiaries of accretive acquisitions in the energy sector detracted the most from relative results, including our minimal position in index component Nexen, whose stock shot up in July on the announcement that China's CNOOC intended to acquire the firm. Positioning in financials, including an underweighting in rebounding index component Royal Bank of Canada, hurt, as did choices in industrials. Also, an underweighting in enterprise software firm Open Text notably detracted, as did holdings in Barrick Gold, which faltered in part on production missteps.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2012, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.07%
Actual		$ 1,000.00	$ 1,006.00	$ 5.40
Hypothetical A		$ 1,000.00	$ 1,019.76	$ 5.43
Class T	1.35%
Actual		$ 1,000.00	$ 1,004.50	$ 6.80
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.85
Class B	1.84%
Actual		$ 1,000.00	$ 1,002.30	$ 9.26
Hypothetical A		$ 1,000.00	$ 1,015.89	$ 9.32
Class C	1.81%
Actual		$ 1,000.00	$ 1,002.30	$ 9.11
Hypothetical A		$ 1,000.00	$ 1,016.04	$ 9.17
Canada	.76%
Actual		$ 1,000.00	$ 1,007.60	$ 3.84
Hypothetical A		$ 1,000.00	$ 1,021.32	$ 3.86
Institutional Class	.75%
Actual		$ 1,000.00	$ 1,007.70	$ 3.79
Hypothetical A		$ 1,000.00	$ 1,021.37	$ 3.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Canada	97.1%
United States of America	2.9%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Canada	89.9%
United States of America	10.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	99.8
Short-Term Investments and Net Other Assets (Liabilities)	0.7	0.2
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	5.9	5.9
The Toronto-Dominion Bank (Commercial Banks)	5.5	6.4
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.2	4.2
Bank of Nova Scotia (Commercial Banks)	4.1	4.2
Goldcorp, Inc. (Metals & Mining)	3.5	2.1
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.3	3.8
Catamaran Corp. (Health Care Providers & Services)	3.1	3.8
Valeant Pharmaceuticals International, Inc. (Canada) (Pharmaceuticals)	3.1	4.1
Canadian National Railway Co. (Road & Rail)	3.0	3.4
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	2.9	2.7
	38.6
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	31.1
Energy	24.6	19.1
Materials	18.0	12.5
Health Care	6.2	8.3
Telecommunication Services	5.6	4.6
Consumer Discretionary	5.5	9.9
Industrials	4.8	6.0
Information Technology	3.1	4.1
Consumer Staples	3.0	4.0
Utilities	0.2	0.2

Annual Report

Fidelity Canada Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 5.5%
Auto Components - 0.1%
Magna International, Inc. Class A (sub. vtg.)	100,000	$ 4,445,557
Hotels, Restaurants & Leisure - 0.5%
Tim Hortons, Inc. (Canada)	310,300	15,403,929
Media - 0.9%
Cineplex, Inc.	300,000	9,311,640
Corus Entertainment, Inc. Class B (non-vtg.)	550,000	12,451,064
Quebecor, Inc. Class B (sub. vtg.)	200,000	6,976,721
		28,739,425
Multiline Retail - 2.3%
Dollarama, Inc.	1,203,467	76,021,760
Specialty Retail - 0.8%
Home Depot, Inc.	320,000	19,641,600
RONA, Inc.	150,000	1,540,926
TJX Companies, Inc.	100,000	4,163,000
		25,345,526
Textiles, Apparel & Luxury Goods - 0.9%
Gildan Activewear, Inc.	770,195	26,227,116
lululemon athletica, Inc. (a)	77,600	5,355,176
		31,582,292
TOTAL CONSUMER DISCRETIONARY		181,538,489
CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 3.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	990,200	48,640,012
Jean Coutu Group, Inc. Class A (sub. vtg.)	600,000	9,017,272
Metro, Inc. Class A (sub. vtg.)	579,165	34,167,111
Whole Foods Market, Inc.	100,000	9,473,000
		101,297,395
ENERGY - 24.6%
Oil, Gas & Consumable Fuels - 24.6%
ARC Resources Ltd.	300,000	7,284,105
Athabasca Oil Corp. (a)	650,000	7,868,335
Baytex Energy Corp.	350,000	15,927,409
Birchcliff Energy Ltd. (a)	2,700	22,141
Canadian Natural Resources Ltd.	2,450,000	73,837,297
Canadian Oil Sands Ltd.	700,000	14,858,573
Celtic Exploration Ltd. (a)	500,000	13,056,320
Celtic Exploration Ltd. (a)(e)	200,000	5,222,528
Cenovus Energy, Inc.	2,700,000	95,240,050
Crescent Point Energy Corp.	1,383,400	57,482,954
Crew Energy, Inc. (a)	1,500,000	11,549,437
Enbridge, Inc.	2,737,800	108,936,342
Encana Corp.	700,000	15,769,712
Imperial Oil Ltd.	450,000	19,910,388

	Shares	Value
Keyera Corp.	152,302	$ 7,392,842
MEG Energy Corp. (a)	400,000	14,610,263
Nexen, Inc.	600,000	14,327,910
Pacific Rubiales Energy Corp.	700,000	16,463,579
Painted Pony Petroleum Ltd. (a)(e)	113,000	1,221,927
Pembina Pipeline Corp.	250,000	6,991,239
Penn West Petroleum Ltd.	700,000	9,090,363
PetroBakken Energy Ltd. Class A (d)	700,000	8,838,048
Peyto Exploration & Development Corp.	300,000	7,329,161
Progress Energy Resources Corp.	300,000	6,043,554
Suncor Energy, Inc.	4,157,600	139,537,173
Surge Energy, Inc. (a)	250,000	1,689,612
Surge Energy, Inc. (a)(e)	632,000	4,271,339
Talisman Energy, Inc.	2,700,000	30,602,253
Tourmaline Oil Corp. (a)	400,000	13,216,521
Tourmaline Oil Corp. (a)(e)	80,000	2,643,304
TransCanada Corp.	1,400,000	63,036,796
Trilogy Energy Corp.	100,000	2,737,422
Vermilion Energy, Inc.	400,000	19,123,905
		816,132,802
FINANCIALS - 28.3%
Capital Markets - 0.7%
CI Financial Corp.	1,000,000	23,369,212
Commercial Banks - 20.4%
Bank of Montreal	1,500,000	88,640,801
Bank of Nova Scotia	2,500,000	135,794,743
Canadian Imperial Bank of Commerce	654,600	51,489,738
National Bank of Canada	300,000	23,182,979
Royal Bank of Canada	3,430,000	195,548,632
The Toronto-Dominion Bank	2,263,800	184,118,622
		678,775,515
Consumer Finance - 0.2%
Discover Financial Services	150,000	6,150,000
Insurance - 3.1%
Fairfax Financial Holdings Ltd. (sub. vtg.)	40,000	14,838,949
Intact Financial Corp.	660,925	40,532,322
Manulife Financial Corp.	2,000,000	24,710,889
Sun Life Financial, Inc.	900,000	22,320,901
		102,403,061
Real Estate Investment Trusts - 2.0%
Boardwalk (REIT)	200,000	12,870,088
H&R REIT/H&R Finance Trust	600,000	14,496,120
RioCan (REIT)	1,400,000	38,183,730
		65,549,938
Real Estate Management & Development - 1.9%
Brookfield Asset Management, Inc. Class A	1,550,000	53,355,695
Brookfield Properties Corp.	700,000	10,779,474
		64,135,169
TOTAL FINANCIALS		940,382,895
Common Stocks - continued
	Shares	Value
HEALTH CARE - 6.2%
Health Care Providers & Services - 3.1%
Catamaran Corp. (a)	2,206,468	$ 103,612,865
Pharmaceuticals - 3.1%
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,831,471	102,323,987
TOTAL HEALTH CARE		205,936,852
INDUSTRIALS - 4.8%
Machinery - 0.1%
Westport Innovations, Inc. (a)(d)	100,000	2,806,001
Road & Rail - 4.5%
Canadian National Railway Co.	1,140,000	98,436,646
Canadian Pacific	550,000	50,597,247
		149,033,893
Trading Companies & Distributors - 0.2%
Finning International, Inc.	300,000	7,043,805
TOTAL INDUSTRIALS		158,883,699
INFORMATION TECHNOLOGY - 3.1%
Communications Equipment - 0.2%
Research In Motion Ltd. (a)	700,000	5,551,002
Computers & Peripherals - 0.3%
Apple, Inc.	17,000	10,116,700
Internet Software & Services - 0.9%
eBay, Inc. (a)	400,000	19,316,000
Open Text Corp. (a)	170,407	9,158,896
		28,474,896
IT Services - 1.7%
CGI Group, Inc. Class A (sub. vtg.) (a)	2,190,000	57,296,320
Software - 0.0%
Constellation Software, Inc.	10,000	1,147,034
TOTAL INFORMATION TECHNOLOGY		102,585,952
MATERIALS - 18.0%
Chemicals - 1.8%
Agrium, Inc.	500,000	52,655,820
Methanex Corp.	200,000	5,995,494
		58,651,314
Metals & Mining - 16.2%
Agnico-Eagle Mines Ltd. (Canada)	900,000	50,814,518
Alamos Gold, Inc.	250,000	4,893,617
Barrick Gold Corp.	2,230,000	90,182,428
Copper Mountain Mining Corp. (a)	390,000	1,577,572
Detour Gold Corp. (a)	100,000	2,817,522
Eldorado Gold Corp.	2,005,000	29,630,839

	Shares	Value
First Majestic Silver Corp. (a)	100,000	$ 2,311,890
First Quantum Minerals Ltd.	1,630,000	36,639,299
Franco-Nevada Corp.	500,000	28,790,989
Goldcorp, Inc.	2,550,000	115,276,596
IAMGOLD Corp.	700,000	10,863,579
Kinross Gold Corp.	2,800,000	27,810,763
New Gold, Inc. (a)	1,200,000	14,045,557
Silver Wheaton Corp.	1,125,900	45,374,193
Tahoe Resources, Inc. (a)	350,000	7,134,919
Teck Resources Ltd. Class B (sub. vtg.)	600,000	19,043,805
Turquoise Hill Resources Ltd. (a)	100,000	781,977
Yamana Gold, Inc.	2,500,000	50,488,110
		538,478,173
TOTAL MATERIALS		597,129,487
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 4.5%
BCE, Inc.	1,900,000	83,057,822
Manitoba Telecom Services, Inc.	150,000	5,035,795
TELUS Corp.	950,000	61,675,094
		149,768,711
Wireless Telecommunication Services - 1.1%
Rogers Communications, Inc. Class B (non-vtg.)	800,000	35,115,895
TOTAL TELECOMMUNICATION SERVICES		184,884,606
UTILITIES - 0.2%
Electric Utilities - 0.2%
Fortis, Inc.	200,000	6,762,453
TOTAL COMMON STOCKS (Cost $2,549,774,434)		3,295,534,630
Money Market Funds - 0.6%

Fidelity Cash Central Fund, 0.19% (b)	13,194,244	13,194,244
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	5,266,702	5,266,702
TOTAL MONEY MARKET FUNDS (Cost $18,460,946)		18,460,946
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,568,235,380)		3,313,995,576
NET OTHER ASSETS (LIABILITIES) - 0.1%		3,373,680
NET ASSETS - 100%		$ 3,317,369,256
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,359,098 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 44,834
Fidelity Securities Lending Cash Central Fund	3,887,175
Total	$ 3,932,009
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $5,503,902) - See accompanying schedule: Unaffiliated issuers (cost $2,549,774,434)	$ 3,295,534,630
Fidelity Central Funds (cost $18,460,946)	18,460,946
Total Investments (cost $2,568,235,380)		$ 3,313,995,576
Cash		21,250
Foreign currency held at value (cost $2,060,308)		2,060,332
Receivable for investments sold		9,935,950
Receivable for fund shares sold		1,517,468
Dividends receivable		4,109,324
Distributions receivable from Fidelity Central Funds		59,330
Other receivables		14,400
Total assets		3,331,713,630

Liabilities
Payable for fund shares redeemed	6,635,280
Accrued management fee	1,512,106
Distribution and service plan fees payable	111,491
Other affiliated payables	742,785
Other payables and accrued expenses	76,010
Collateral on securities loaned, at value	5,266,702
Total liabilities		14,344,374

Net Assets		$ 3,317,369,256
Net Assets consist of:
Paid in capital		$ 2,827,898,108
Undistributed net investment income		34,776,724
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(291,046,123)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		745,740,547
Net Assets		$ 3,317,369,256

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($159,597,483 ÷ 2,975,053 shares)	$ 53.65

Maximum offering price per share (100/94.25 of $53.65)	$ 56.92
Class T: Net Asset Value and redemption price per share ($29,625,811 ÷ 553,936 shares)	$ 53.48

Maximum offering price per share (100/96.50 of $53.48)	$ 55.42
Class B: Net Asset Value and offering price per share ($9,803,560 ÷ 185,371 shares)A	$ 52.89

Class C: Net Asset Value and offering price per share ($66,500,018 ÷ 1,263,941 shares)A	$ 52.61

Canada: Net Asset Value, offering price and redemption price per share ($2,992,597,323 ÷ 55,370,497 shares)	$ 54.05

Institutional Class: Net Asset Value, offering price and redemption price per share ($59,245,061 ÷ 1,098,973 shares)	$ 53.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012
Investment Income
Dividends		$ 89,193,450
Interest		976
Income from Fidelity Central Funds		3,932,009
Income before foreign taxes withheld		93,126,435
Less foreign taxes withheld		(13,007,969)
Total income		80,118,466

Expenses
Management fee
Basic fee	$ 26,006,550
Performance adjustment	(7,737,368)
Transfer agent fees	8,217,902
Distribution and service plan fees	1,473,188
Accounting and security lending fees	1,518,335
Custodian fees and expenses	53,185
Independent trustees' compensation	24,641
Registration fees	118,560
Audit	72,750
Legal	19,835
Interest	4,274
Miscellaneous	47,776
Total expenses before reductions	29,819,628
Expense reductions	(54,667)	29,764,961
Net investment income (loss)		50,353,505
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,620,339)
Foreign currency transactions	(450,336)
Total net realized gain (loss)		(18,070,675)
Change in net unrealized appreciation (depreciation) on: Investment securities	100,622,640
Assets and liabilities in foreign currencies	(46,625)
Total change in net unrealized appreciation (depreciation)		100,576,015
Net gain (loss)		82,505,340
Net increase (decrease) in net assets resulting from operations		$ 132,858,845

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,353,505	$ 41,545,130
Net realized gain (loss)	(18,070,675)	43,297,359
Change in net unrealized appreciation (depreciation)	100,576,015	(192,122,126)
Net increase (decrease) in net assets resulting from operations	132,858,845	(107,279,637)
Distributions to shareholders from net investment income	(36,731,380)	(35,317,815)
Distributions to shareholders from net realized gain	(22,566,448)	(35,060,747)
Total distributions	(59,297,828)	(70,378,562)
Share transactions - net increase (decrease)	(952,875,100)	103,024,419
Redemption fees	257,398	1,146,266
Total increase (decrease) in net assets	(879,056,685)	(73,487,514)

Net Assets
Beginning of period	4,196,425,941	4,269,913,455
End of period (including undistributed net investment income of $34,776,724 and undistributed net investment income of $25,762,870, respectively)	$ 3,317,369,256	$ 4,196,425,941

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.20	$ 53.81	$ 44.24	$ 38.20	$ 70.16
Income from Investment Operations
Net investment income (loss) C	.57	.34	.31	.38	.39
Net realized and unrealized gain (loss)	1.50	(1.17)	9.64	5.72	(28.71)
Total from investment operations	2.07	(.83)	9.95	6.10	(28.32)
Distributions from net investment income	(.33)	(.35)	(.39)	(.07)	(.41)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.62)	(.79)	(.39)	(.07)	(3.68)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 53.65	$ 52.20	$ 53.81	$ 44.24	$ 38.20
Total Return A,B	4.04%	(1.64)%	22.62%	16.08%	(42.23)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.08%	1.12%	1.24%	1.42%	1.34%
Expenses net of fee waivers, if any	1.08%	1.12%	1.24%	1.42%	1.34%
Expenses net of all reductions	1.08%	1.12%	1.18%	1.39%	1.31%
Net investment income (loss)	1.11%	.59%	.63%	.98%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 159,597	$ 215,369	$ 170,446	$ 83,015	$ 56,242
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.01	$ 53.64	$ 44.11	$ 38.10	$ 70.09
Income from Investment Operations
Net investment income (loss) C	.43	.17	.18	.27	.23
Net realized and unrealized gain (loss)	1.49	(1.16)	9.60	5.73	(28.66)
Total from investment operations	1.92	(.99)	9.78	6.00	(28.43)
Distributions from net investment income	(.16)	(.21)	(.26)	-	(.33)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.45)	(.65)	(.26)	-	(3.60)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 53.48	$ 52.01	$ 53.64	$ 44.11	$ 38.10
Total Return A,B	3.74%	(1.93)%	22.27%	15.77%	(42.40)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.42%	1.51%	1.70%	1.63%
Expenses net of fee waivers, if any	1.36%	1.42%	1.51%	1.70%	1.63%
Expenses net of all reductions	1.36%	1.42%	1.46%	1.67%	1.60%
Net investment income (loss)	.83%	.30%	.36%	.71%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,626	$ 34,323	$ 31,522	$ 17,727	$ 14,963
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 51.37	$ 53.03	$ 43.68	$ 37.91	$ 69.88
Income from Investment Operations
Net investment income (loss) C	.17	(.11)	(.07)	.08	(.06)
Net realized and unrealized gain (loss)	1.49	(1.14)	9.50	5.68	(28.54)
Total from investment operations	1.66	(1.25)	9.43	5.76	(28.60)
Distributions from net investment income	-	(.01)	(.09)	-	(.14)
Distributions from net realized gain	(.14)	(.41)	-	-	(3.27)
Total distributions	(.14)	(.42)	(.09)	-	(3.41)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 52.89	$ 51.37	$ 53.03	$ 43.68	$ 37.91
Total Return A,B	3.25%	(2.41)%	21.64%	15.22%	(42.68)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.85%	1.91%	2.01%	2.19%	2.13%
Expenses net of fee waivers, if any	1.85%	1.91%	2.01%	2.19%	2.13%
Expenses net of all reductions	1.85%	1.91%	1.96%	2.16%	2.10%
Net investment income (loss)	.34%	(.20)%	(.14)%	.21%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,804	$ 11,866	$ 13,464	$ 7,283	$ 5,615
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 51.19	$ 52.87	$ 43.60	$ 37.84	$ 69.91
Income from Investment Operations
Net investment income (loss) C	.19	(.08)	(.06)	.09	(.05)
Net realized and unrealized gain (loss)	1.46	(1.14)	9.48	5.66	(28.52)
Total from investment operations	1.65	(1.22)	9.42	5.75	(28.57)
Distributions from net investment income	-	(.03)	(.16)	-	(.27)
Distributions from net realized gain	(.23)	(.44)	-	-	(3.27)
Total distributions	(.23)	(.47)	(.16)	-	(3.54)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 52.61	$ 51.19	$ 52.87	$ 43.60	$ 37.84
Total Return A,B	3.26%	(2.36)%	21.68%	15.22%	(42.69)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.86%	1.99%	2.18%	2.13%
Expenses net of fee waivers, if any	1.82%	1.86%	1.99%	2.18%	2.13%
Expenses net of all reductions	1.82%	1.86%	1.94%	2.15%	2.10%
Net investment income (loss)	.37%	(.15)%	(.12)%	.22%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,500	$ 87,990	$ 54,052	$ 24,848	$ 16,716
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.59	$ 54.14	$ 44.46	$ 38.37	$ 70.25
Income from Investment Operations
Net investment income (loss) B	.73	.52	.46	.48	.58
Net realized and unrealized gain (loss)	1.51	(1.18)	9.68	5.74	(28.83)
Total from investment operations	2.24	(.66)	10.14	6.22	(28.25)
Distributions from net investment income	(.49)	(.46)	(.47)	(.14)	(.40)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.78)	(.90)	(.47)	(.14)	(3.67)
Redemption fees added to paid in capital B	- F	.01	.01	.01	.04
Net asset value, end of period	$ 54.05	$ 52.59	$ 54.14	$ 44.46	$ 38.37
Total Return A	4.36%	(1.33)%	22.97%	16.40%	(42.06)%
Ratios to Average Net Assets C,E
Expenses before reductions	.77%	.82%	.94%	1.17%	1.03%
Expenses net of fee waivers, if any	.77%	.82%	.94%	1.17%	1.03%
Expenses net of all reductions	.77%	.82%	.89%	1.13%	1.00%
Net investment income (loss)	1.42%	.90%	.93%	1.24%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,992,597	$ 3,778,765	$ 3,953,693	$ 3,149,791	$ 2,776,298
Portfolio turnover rate D	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.44	$ 54.02	$ 44.39	$ 38.31	$ 70.25
Income from Investment Operations
Net investment income (loss) B	.74	.51	.46	.49	.52
Net realized and unrealized gain (loss)	1.50	(1.18)	9.65	5.72	(28.78)
Total from investment operations	2.24	(.67)	10.11	6.21	(28.26)
Distributions from net investment income	(.48)	(.48)	(.49)	(.14)	(.45)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.77)	(.92)	(.49)	(.14)	(3.72)
Redemption fees added to paid in capital B	- F	.01	.01	.01	.04
Net asset value, end of period	$ 53.91	$ 52.44	$ 54.02	$ 44.39	$ 38.31
Total Return A	4.38%	(1.35)%	22.94%	16.40%	(42.11)%
Ratios to Average Net Assets C,E
Expenses before reductions	.76%	.82%	.95%	1.17%	1.11%
Expenses net of fee waivers, if any	.76%	.82%	.95%	1.17%	1.11%
Expenses net of all reductions	.76%	.82%	.90%	1.14%	1.08%
Net investment income (loss)	1.42%	.89%	.92%	1.23%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,245	$ 68,112	$ 46,737	$ 17,956	$ 8,870
Portfolio turnover rate D	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 769,644,661
Gross unrealized depreciation	(51,536,631)
Net unrealized appreciation (depreciation) on securities and other investments	$ 718,108,030

Tax Cost	$ 2,595,887,546

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,776,967
Capital loss carryforward	$ (263,393,959)
Net unrealized appreciation (depreciation)	$ 718,088,381

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (79,471,942)
2017	(150,917,782)
Total with expiration	(230,389,724)
No expiration
Short-term	(33,004,235)
Total capital loss carryforward	$ (263,393,959)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 59,297,828	$ 70,378,562

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,166,105,255 and $4,137,995,727, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 453,416	$ 24,371
Class T	.25%	.25%	156,708	1,287
Class B	.75%	.25%	106,696	80,189
Class C	.75%	.25%	756,368	189,437
			$ 1,473,188	$ 295,284

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62,502
Class T	9,357
Class B*	21,585
Class C*	22,491
$ 115,935

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 508,239.28
Class T	96,227.31
Class B	31,928.30
Class C	201,488.27
Canada	7,248,062.22
Institutional Class	131,958.21
	$ 8,217,902

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $18,194 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,610,311.37%		$ 4,026

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,364 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,887,175. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,821,000. The weighted average interest rate was .57%. The interest expense amounted to $248 under the bank borrowing program. At period end, there were no bank loans outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $54,667 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 1,331,457	$ 1,141,830
Class T	100,888	123,341
Class B	-	2,503
Class C	-	36,231
Canada	34,710,753	33,570,065
Institutional Class	588,282	443,845
Total	$ 36,731,380	$ 35,317,815

Annual Report

10. Distributions to Shareholders - continued

Years ended October 31,	2012	2011
From net realized gain
Class A	$ 1,169,578	$ 1,445,324
Class T	185,711	261,152
Class B	32,050	101,491
Class C	395,818	470,108
Canada	20,430,566	32,375,322
Institutional Class	352,725	407,350
Total	$ 22,566,448	$ 35,060,747

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	554,403	2,386,291	$ 28,690,109	$ 138,991,055
Reinvestment of distributions	41,955	39,424	2,109,494	2,233,433
Shares redeemed	(1,747,243)	(1,467,607)	(89,985,257)	(82,665,471)
Net increase (decrease)	(1,150,885)	958,108	$ (59,185,654)	$ 58,559,017
Class T
Shares sold	72,156	254,873	$ 3,681,114	$ 14,715,904
Reinvestment of distributions	5,569	6,640	279,919	375,773
Shares redeemed	(183,751)	(189,243)	(9,407,140)	(10,669,184)
Net increase (decrease)	(106,026)	72,270	$ (5,446,107)	$ 4,422,493
Class B
Shares sold	3,584	29,930	$ 181,692	$ 1,729,701
Reinvestment of distributions	519	1,508	25,894	84,713
Shares redeemed	(49,710)	(54,348)	(2,528,127)	(3,060,843)
Net increase (decrease)	(45,607)	(22,910)	$ (2,320,541)	$ (1,246,429)
Class C
Shares sold	161,752	1,081,104	$ 8,188,420	$ 62,770,855
Reinvestment of distributions	6,045	7,014	300,150	392,322
Shares redeemed	(622,861)	(391,485)	(31,505,606)	(21,249,300)
Net increase (decrease)	(455,064)	696,633	$ (23,017,036)	$ 41,913,877
Canada
Shares sold	4,866,802	20,804,881	$ 252,453,035	$ 1,223,871,558
Reinvestment of distributions	1,003,141	1,069,329	50,678,709	60,856,944
Shares redeemed	(22,354,268)	(23,043,159)	(1,155,960,861)	(1,313,818,426)
Net increase (decrease)	(16,484,325)	(1,168,949)	$ (852,829,117)	$ (29,089,924)
Institutional Class
Shares sold	561,510	1,331,261	$ 29,055,185	$ 79,262,853
Reinvestment of distributions	13,162	10,934	663,252	620,606
Shares redeemed	(774,433)	(908,649)	(39,795,082)	(51,418,074)
Net increase (decrease)	(199,761)	433,546	$ (10,076,645)	$ 28,465,385

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer Edward C. Johnson 3d and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)
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Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 02, 2011
Class A	100%
Class T	100%
Class B	100%
Class C	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

December 02, 2011
Class A	2%
Class T	3%
Class B	7%
Class C	5%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/2011	$0.621	$0.111
Class T	12/05/2011	$0.475	$0.111
Class B	12/05/2011	$0.215	$0.111
Class C	12/05/2011	$0.294	$0.111

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively.

Fidelity Canada Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ACAN-UANN-1212
1.843164.105

Fidelity Advisor®

Canada Fund -

Institutional Class

Annual Report

October 31, 2012

Institutional Class is a class of
Fidelity® Canada Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	4.38%	-3.13%	13.56%

A The initial offering of Institutional Class shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Institutional Class on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period. The inital offering of Institutional Class took place on May 2, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Douglas Lober, Portfolio Manager of Fidelity Advisor® Canada Fund: For the year, the fund's Institutional Class shares rose 4.38%, beating the 3.82% gain of the S&P/TSX Composite Index. The fund's outperformance was largely driven by solid picks and an overweighting in health care, a sector that makes up only small portion of the index but was its star performer this period. Our stake in pharmacy benefits manager SXC Health Solutions proved most rewarding, as the stock vaulted higher on the firm's April announcement of its plans to buy Catalyst Health Solutions. The market warmly welcomed the merger, which created the combined entity Catamaran in July. Unfortunately, Catamaran's stock didn't react quite as strongly to the big move as I had hoped, and it ended up our largest relative detractor. Also in health care, Valeant Pharmaceuticals International flexed its muscles for the fund, as its shares advanced on a number of accretive acquisitions this period. An overweighting in consumer discretionary, especially among retailers, provided an additional lift. Here, shares of discount store operator Dollarama steadily advanced, as the company continued to gain pricing power from increasing the average cost of its items from $1 to $2, while also opening new stores across Canada. In materials, the fund's limited stake in lagging index component Kinross Gold was a good call, as was scant exposure to weak-performing BlackBerry® mobile device maker Research In Motion among information technology names. Conversely, underweighting some beneficiaries of accretive acquisitions in the energy sector detracted the most from relative results, including our minimal position in index component Nexen, whose stock shot up in July on the announcement that China's CNOOC intended to acquire the firm. Positioning in financials, including an underweighting in rebounding index component Royal Bank of Canada, hurt, as did choices in industrials. Also, an overweighting in enterprise software firm Open Text notably detracted, as did holdings in Barrick Gold, which faltered in part on production missteps.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2012, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.07%
Actual		$ 1,000.00	$ 1,006.00	$ 5.40
Hypothetical A		$ 1,000.00	$ 1,019.76	$ 5.43
Class T	1.35%
Actual		$ 1,000.00	$ 1,004.50	$ 6.80
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.85
Class B	1.84%
Actual		$ 1,000.00	$ 1,002.30	$ 9.26
Hypothetical A		$ 1,000.00	$ 1,015.89	$ 9.32
Class C	1.81%
Actual		$ 1,000.00	$ 1,002.30	$ 9.11
Hypothetical A		$ 1,000.00	$ 1,016.04	$ 9.17
Canada	.76%
Actual		$ 1,000.00	$ 1,007.60	$ 3.84
Hypothetical A		$ 1,000.00	$ 1,021.32	$ 3.86
Institutional Class	.75%
Actual		$ 1,000.00	$ 1,007.70	$ 3.79
Hypothetical A		$ 1,000.00	$ 1,021.37	$ 3.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Canada	97.1%
United States of America	2.9%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Canada	89.9%
United States of America	10.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	99.8
Short-Term Investments and Net Other Assets (Liabilities)	0.7	0.2
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	5.9	5.9
The Toronto-Dominion Bank (Commercial Banks)	5.5	6.4
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.2	4.2
Bank of Nova Scotia (Commercial Banks)	4.1	4.2
Goldcorp, Inc. (Metals & Mining)	3.5	2.1
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.3	3.8
Catamaran Corp. (Health Care Providers & Services)	3.1	3.8
Valeant Pharmaceuticals International, Inc. (Canada) (Pharmaceuticals)	3.1	4.1
Canadian National Railway Co. (Road & Rail)	3.0	3.4
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	2.9	2.7
	38.6
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	31.1
Energy	24.6	19.1
Materials	18.0	12.5
Health Care	6.2	8.3
Telecommunication Services	5.6	4.6
Consumer Discretionary	5.5	9.9
Industrials	4.8	6.0
Information Technology	3.1	4.1
Consumer Staples	3.0	4.0
Utilities	0.2	0.2

Annual Report

Fidelity Canada Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 5.5%
Auto Components - 0.1%
Magna International, Inc. Class A (sub. vtg.)	100,000	$ 4,445,557
Hotels, Restaurants & Leisure - 0.5%
Tim Hortons, Inc. (Canada)	310,300	15,403,929
Media - 0.9%
Cineplex, Inc.	300,000	9,311,640
Corus Entertainment, Inc. Class B (non-vtg.)	550,000	12,451,064
Quebecor, Inc. Class B (sub. vtg.)	200,000	6,976,721
		28,739,425
Multiline Retail - 2.3%
Dollarama, Inc.	1,203,467	76,021,760
Specialty Retail - 0.8%
Home Depot, Inc.	320,000	19,641,600
RONA, Inc.	150,000	1,540,926
TJX Companies, Inc.	100,000	4,163,000
		25,345,526
Textiles, Apparel & Luxury Goods - 0.9%
Gildan Activewear, Inc.	770,195	26,227,116
lululemon athletica, Inc. (a)	77,600	5,355,176
		31,582,292
TOTAL CONSUMER DISCRETIONARY		181,538,489
CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 3.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	990,200	48,640,012
Jean Coutu Group, Inc. Class A (sub. vtg.)	600,000	9,017,272
Metro, Inc. Class A (sub. vtg.)	579,165	34,167,111
Whole Foods Market, Inc.	100,000	9,473,000
		101,297,395
ENERGY - 24.6%
Oil, Gas & Consumable Fuels - 24.6%
ARC Resources Ltd.	300,000	7,284,105
Athabasca Oil Corp. (a)	650,000	7,868,335
Baytex Energy Corp.	350,000	15,927,409
Birchcliff Energy Ltd. (a)	2,700	22,141
Canadian Natural Resources Ltd.	2,450,000	73,837,297
Canadian Oil Sands Ltd.	700,000	14,858,573
Celtic Exploration Ltd. (a)	500,000	13,056,320
Celtic Exploration Ltd. (a)(e)	200,000	5,222,528
Cenovus Energy, Inc.	2,700,000	95,240,050
Crescent Point Energy Corp.	1,383,400	57,482,954
Crew Energy, Inc. (a)	1,500,000	11,549,437
Enbridge, Inc.	2,737,800	108,936,342
Encana Corp.	700,000	15,769,712
Imperial Oil Ltd.	450,000	19,910,388

	Shares	Value
Keyera Corp.	152,302	$ 7,392,842
MEG Energy Corp. (a)	400,000	14,610,263
Nexen, Inc.	600,000	14,327,910
Pacific Rubiales Energy Corp.	700,000	16,463,579
Painted Pony Petroleum Ltd. (a)(e)	113,000	1,221,927
Pembina Pipeline Corp.	250,000	6,991,239
Penn West Petroleum Ltd.	700,000	9,090,363
PetroBakken Energy Ltd. Class A (d)	700,000	8,838,048
Peyto Exploration & Development Corp.	300,000	7,329,161
Progress Energy Resources Corp.	300,000	6,043,554
Suncor Energy, Inc.	4,157,600	139,537,173
Surge Energy, Inc. (a)	250,000	1,689,612
Surge Energy, Inc. (a)(e)	632,000	4,271,339
Talisman Energy, Inc.	2,700,000	30,602,253
Tourmaline Oil Corp. (a)	400,000	13,216,521
Tourmaline Oil Corp. (a)(e)	80,000	2,643,304
TransCanada Corp.	1,400,000	63,036,796
Trilogy Energy Corp.	100,000	2,737,422
Vermilion Energy, Inc.	400,000	19,123,905
		816,132,802
FINANCIALS - 28.3%
Capital Markets - 0.7%
CI Financial Corp.	1,000,000	23,369,212
Commercial Banks - 20.4%
Bank of Montreal	1,500,000	88,640,801
Bank of Nova Scotia	2,500,000	135,794,743
Canadian Imperial Bank of Commerce	654,600	51,489,738
National Bank of Canada	300,000	23,182,979
Royal Bank of Canada	3,430,000	195,548,632
The Toronto-Dominion Bank	2,263,800	184,118,622
		678,775,515
Consumer Finance - 0.2%
Discover Financial Services	150,000	6,150,000
Insurance - 3.1%
Fairfax Financial Holdings Ltd. (sub. vtg.)	40,000	14,838,949
Intact Financial Corp.	660,925	40,532,322
Manulife Financial Corp.	2,000,000	24,710,889
Sun Life Financial, Inc.	900,000	22,320,901
		102,403,061
Real Estate Investment Trusts - 2.0%
Boardwalk (REIT)	200,000	12,870,088
H&R REIT/H&R Finance Trust	600,000	14,496,120
RioCan (REIT)	1,400,000	38,183,730
		65,549,938
Real Estate Management & Development - 1.9%
Brookfield Asset Management, Inc. Class A	1,550,000	53,355,695
Brookfield Properties Corp.	700,000	10,779,474
		64,135,169
TOTAL FINANCIALS		940,382,895
Common Stocks - continued
	Shares	Value
HEALTH CARE - 6.2%
Health Care Providers & Services - 3.1%
Catamaran Corp. (a)	2,206,468	$ 103,612,865
Pharmaceuticals - 3.1%
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,831,471	102,323,987
TOTAL HEALTH CARE		205,936,852
INDUSTRIALS - 4.8%
Machinery - 0.1%
Westport Innovations, Inc. (a)(d)	100,000	2,806,001
Road & Rail - 4.5%
Canadian National Railway Co.	1,140,000	98,436,646
Canadian Pacific	550,000	50,597,247
		149,033,893
Trading Companies & Distributors - 0.2%
Finning International, Inc.	300,000	7,043,805
TOTAL INDUSTRIALS		158,883,699
INFORMATION TECHNOLOGY - 3.1%
Communications Equipment - 0.2%
Research In Motion Ltd. (a)	700,000	5,551,002
Computers & Peripherals - 0.3%
Apple, Inc.	17,000	10,116,700
Internet Software & Services - 0.9%
eBay, Inc. (a)	400,000	19,316,000
Open Text Corp. (a)	170,407	9,158,896
		28,474,896
IT Services - 1.7%
CGI Group, Inc. Class A (sub. vtg.) (a)	2,190,000	57,296,320
Software - 0.0%
Constellation Software, Inc.	10,000	1,147,034
TOTAL INFORMATION TECHNOLOGY		102,585,952
MATERIALS - 18.0%
Chemicals - 1.8%
Agrium, Inc.	500,000	52,655,820
Methanex Corp.	200,000	5,995,494
		58,651,314
Metals & Mining - 16.2%
Agnico-Eagle Mines Ltd. (Canada)	900,000	50,814,518
Alamos Gold, Inc.	250,000	4,893,617
Barrick Gold Corp.	2,230,000	90,182,428
Copper Mountain Mining Corp. (a)	390,000	1,577,572
Detour Gold Corp. (a)	100,000	2,817,522
Eldorado Gold Corp.	2,005,000	29,630,839

	Shares	Value
First Majestic Silver Corp. (a)	100,000	$ 2,311,890
First Quantum Minerals Ltd.	1,630,000	36,639,299
Franco-Nevada Corp.	500,000	28,790,989
Goldcorp, Inc.	2,550,000	115,276,596
IAMGOLD Corp.	700,000	10,863,579
Kinross Gold Corp.	2,800,000	27,810,763
New Gold, Inc. (a)	1,200,000	14,045,557
Silver Wheaton Corp.	1,125,900	45,374,193
Tahoe Resources, Inc. (a)	350,000	7,134,919
Teck Resources Ltd. Class B (sub. vtg.)	600,000	19,043,805
Turquoise Hill Resources Ltd. (a)	100,000	781,977
Yamana Gold, Inc.	2,500,000	50,488,110
		538,478,173
TOTAL MATERIALS		597,129,487
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 4.5%
BCE, Inc.	1,900,000	83,057,822
Manitoba Telecom Services, Inc.	150,000	5,035,795
TELUS Corp.	950,000	61,675,094
		149,768,711
Wireless Telecommunication Services - 1.1%
Rogers Communications, Inc. Class B (non-vtg.)	800,000	35,115,895
TOTAL TELECOMMUNICATION SERVICES		184,884,606
UTILITIES - 0.2%
Electric Utilities - 0.2%
Fortis, Inc.	200,000	6,762,453
TOTAL COMMON STOCKS (Cost $2,549,774,434)		3,295,534,630
Money Market Funds - 0.6%

Fidelity Cash Central Fund, 0.19% (b)	13,194,244	13,194,244
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	5,266,702	5,266,702
TOTAL MONEY MARKET FUNDS (Cost $18,460,946)		18,460,946
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,568,235,380)		3,313,995,576
NET OTHER ASSETS (LIABILITIES) - 0.1%		3,373,680
NET ASSETS - 100%		$ 3,317,369,256
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,359,098 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 44,834
Fidelity Securities Lending Cash Central Fund	3,887,175
Total	$ 3,932,009
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $5,503,902) - See accompanying schedule: Unaffiliated issuers (cost $2,549,774,434)	$ 3,295,534,630
Fidelity Central Funds (cost $18,460,946)	18,460,946
Total Investments (cost $2,568,235,380)		$ 3,313,995,576
Cash		21,250
Foreign currency held at value (cost $2,060,308)		2,060,332
Receivable for investments sold		9,935,950
Receivable for fund shares sold		1,517,468
Dividends receivable		4,109,324
Distributions receivable from Fidelity Central Funds		59,330
Other receivables		14,400
Total assets		3,331,713,630

Liabilities
Payable for fund shares redeemed	6,635,280
Accrued management fee	1,512,106
Distribution and service plan fees payable	111,491
Other affiliated payables	742,785
Other payables and accrued expenses	76,010
Collateral on securities loaned, at value	5,266,702
Total liabilities		14,344,374

Net Assets		$ 3,317,369,256
Net Assets consist of:
Paid in capital		$ 2,827,898,108
Undistributed net investment income		34,776,724
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(291,046,123)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		745,740,547
Net Assets		$ 3,317,369,256

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($159,597,483 ÷ 2,975,053 shares)	$ 53.65

Maximum offering price per share (100/94.25 of $53.65)	$ 56.92
Class T: Net Asset Value and redemption price per share ($29,625,811 ÷ 553,936 shares)	$ 53.48

Maximum offering price per share (100/96.50 of $53.48)	$ 55.42
Class B: Net Asset Value and offering price per share ($9,803,560 ÷ 185,371 shares)A	$ 52.89

Class C: Net Asset Value and offering price per share ($66,500,018 ÷ 1,263,941 shares)A	$ 52.61

Canada: Net Asset Value, offering price and redemption price per share ($2,992,597,323 ÷ 55,370,497 shares)	$ 54.05

Institutional Class: Net Asset Value, offering price and redemption price per share ($59,245,061 ÷ 1,098,973 shares)	$ 53.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012
Investment Income
Dividends		$ 89,193,450
Interest		976
Income from Fidelity Central Funds		3,932,009
Income before foreign taxes withheld		93,126,435
Less foreign taxes withheld		(13,007,969)
Total income		80,118,466

Expenses
Management fee
Basic fee	$ 26,006,550
Performance adjustment	(7,737,368)
Transfer agent fees	8,217,902
Distribution and service plan fees	1,473,188
Accounting and security lending fees	1,518,335
Custodian fees and expenses	53,185
Independent trustees' compensation	24,641
Registration fees	118,560
Audit	72,750
Legal	19,835
Interest	4,274
Miscellaneous	47,776
Total expenses before reductions	29,819,628
Expense reductions	(54,667)	29,764,961
Net investment income (loss)		50,353,505
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,620,339)
Foreign currency transactions	(450,336)
Total net realized gain (loss)		(18,070,675)
Change in net unrealized appreciation (depreciation) on: Investment securities	100,622,640
Assets and liabilities in foreign currencies	(46,625)
Total change in net unrealized appreciation (depreciation)		100,576,015
Net gain (loss)		82,505,340
Net increase (decrease) in net assets resulting from operations		$ 132,858,845

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,353,505	$ 41,545,130
Net realized gain (loss)	(18,070,675)	43,297,359
Change in net unrealized appreciation (depreciation)	100,576,015	(192,122,126)
Net increase (decrease) in net assets resulting from operations	132,858,845	(107,279,637)
Distributions to shareholders from net investment income	(36,731,380)	(35,317,815)
Distributions to shareholders from net realized gain	(22,566,448)	(35,060,747)
Total distributions	(59,297,828)	(70,378,562)
Share transactions - net increase (decrease)	(952,875,100)	103,024,419
Redemption fees	257,398	1,146,266
Total increase (decrease) in net assets	(879,056,685)	(73,487,514)

Net Assets
Beginning of period	4,196,425,941	4,269,913,455
End of period (including undistributed net investment income of $34,776,724 and undistributed net investment income of $25,762,870, respectively)	$ 3,317,369,256	$ 4,196,425,941

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.20	$ 53.81	$ 44.24	$ 38.20	$ 70.16
Income from Investment Operations
Net investment income (loss) C	.57	.34	.31	.38	.39
Net realized and unrealized gain (loss)	1.50	(1.17)	9.64	5.72	(28.71)
Total from investment operations	2.07	(.83)	9.95	6.10	(28.32)
Distributions from net investment income	(.33)	(.35)	(.39)	(.07)	(.41)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.62)	(.79)	(.39)	(.07)	(3.68)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 53.65	$ 52.20	$ 53.81	$ 44.24	$ 38.20
Total Return A,B	4.04%	(1.64)%	22.62%	16.08%	(42.23)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.08%	1.12%	1.24%	1.42%	1.34%
Expenses net of fee waivers, if any	1.08%	1.12%	1.24%	1.42%	1.34%
Expenses net of all reductions	1.08%	1.12%	1.18%	1.39%	1.31%
Net investment income (loss)	1.11%	.59%	.63%	.98%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 159,597	$ 215,369	$ 170,446	$ 83,015	$ 56,242
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.01	$ 53.64	$ 44.11	$ 38.10	$ 70.09
Income from Investment Operations
Net investment income (loss) C	.43	.17	.18	.27	.23
Net realized and unrealized gain (loss)	1.49	(1.16)	9.60	5.73	(28.66)
Total from investment operations	1.92	(.99)	9.78	6.00	(28.43)
Distributions from net investment income	(.16)	(.21)	(.26)	-	(.33)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.45)	(.65)	(.26)	-	(3.60)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 53.48	$ 52.01	$ 53.64	$ 44.11	$ 38.10
Total Return A,B	3.74%	(1.93)%	22.27%	15.77%	(42.40)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.42%	1.51%	1.70%	1.63%
Expenses net of fee waivers, if any	1.36%	1.42%	1.51%	1.70%	1.63%
Expenses net of all reductions	1.36%	1.42%	1.46%	1.67%	1.60%
Net investment income (loss)	.83%	.30%	.36%	.71%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,626	$ 34,323	$ 31,522	$ 17,727	$ 14,963
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 51.37	$ 53.03	$ 43.68	$ 37.91	$ 69.88
Income from Investment Operations
Net investment income (loss) C	.17	(.11)	(.07)	.08	(.06)
Net realized and unrealized gain (loss)	1.49	(1.14)	9.50	5.68	(28.54)
Total from investment operations	1.66	(1.25)	9.43	5.76	(28.60)
Distributions from net investment income	-	(.01)	(.09)	-	(.14)
Distributions from net realized gain	(.14)	(.41)	-	-	(3.27)
Total distributions	(.14)	(.42)	(.09)	-	(3.41)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 52.89	$ 51.37	$ 53.03	$ 43.68	$ 37.91
Total Return A,B	3.25%	(2.41)%	21.64%	15.22%	(42.68)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.85%	1.91%	2.01%	2.19%	2.13%
Expenses net of fee waivers, if any	1.85%	1.91%	2.01%	2.19%	2.13%
Expenses net of all reductions	1.85%	1.91%	1.96%	2.16%	2.10%
Net investment income (loss)	.34%	(.20)%	(.14)%	.21%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,804	$ 11,866	$ 13,464	$ 7,283	$ 5,615
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 51.19	$ 52.87	$ 43.60	$ 37.84	$ 69.91
Income from Investment Operations
Net investment income (loss) C	.19	(.08)	(.06)	.09	(.05)
Net realized and unrealized gain (loss)	1.46	(1.14)	9.48	5.66	(28.52)
Total from investment operations	1.65	(1.22)	9.42	5.75	(28.57)
Distributions from net investment income	-	(.03)	(.16)	-	(.27)
Distributions from net realized gain	(.23)	(.44)	-	-	(3.27)
Total distributions	(.23)	(.47)	(.16)	-	(3.54)
Redemption fees added to paid in capital C	- G	.01	.01	.01	.04
Net asset value, end of period	$ 52.61	$ 51.19	$ 52.87	$ 43.60	$ 37.84
Total Return A,B	3.26%	(2.36)%	21.68%	15.22%	(42.69)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.86%	1.99%	2.18%	2.13%
Expenses net of fee waivers, if any	1.82%	1.86%	1.99%	2.18%	2.13%
Expenses net of all reductions	1.82%	1.86%	1.94%	2.15%	2.10%
Net investment income (loss)	.37%	(.15)%	(.12)%	.22%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,500	$ 87,990	$ 54,052	$ 24,848	$ 16,716
Portfolio turnover rate E	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.59	$ 54.14	$ 44.46	$ 38.37	$ 70.25
Income from Investment Operations
Net investment income (loss) B	.73	.52	.46	.48	.58
Net realized and unrealized gain (loss)	1.51	(1.18)	9.68	5.74	(28.83)
Total from investment operations	2.24	(.66)	10.14	6.22	(28.25)
Distributions from net investment income	(.49)	(.46)	(.47)	(.14)	(.40)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.78)	(.90)	(.47)	(.14)	(3.67)
Redemption fees added to paid in capital B	- F	.01	.01	.01	.04
Net asset value, end of period	$ 54.05	$ 52.59	$ 54.14	$ 44.46	$ 38.37
Total Return A	4.36%	(1.33)%	22.97%	16.40%	(42.06)%
Ratios to Average Net Assets C,E
Expenses before reductions	.77%	.82%	.94%	1.17%	1.03%
Expenses net of fee waivers, if any	.77%	.82%	.94%	1.17%	1.03%
Expenses net of all reductions	.77%	.82%	.89%	1.13%	1.00%
Net investment income (loss)	1.42%	.90%	.93%	1.24%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,992,597	$ 3,778,765	$ 3,953,693	$ 3,149,791	$ 2,776,298
Portfolio turnover rate D	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.44	$ 54.02	$ 44.39	$ 38.31	$ 70.25
Income from Investment Operations
Net investment income (loss) B	.74	.51	.46	.49	.52
Net realized and unrealized gain (loss)	1.50	(1.18)	9.65	5.72	(28.78)
Total from investment operations	2.24	(.67)	10.11	6.21	(28.26)
Distributions from net investment income	(.48)	(.48)	(.49)	(.14)	(.45)
Distributions from net realized gain	(.29)	(.44)	-	-	(3.27)
Total distributions	(.77)	(.92)	(.49)	(.14)	(3.72)
Redemption fees added to paid in capital B	- F	.01	.01	.01	.04
Net asset value, end of period	$ 53.91	$ 52.44	$ 54.02	$ 44.39	$ 38.31
Total Return A	4.38%	(1.35)%	22.94%	16.40%	(42.11)%
Ratios to Average Net Assets C,E
Expenses before reductions	.76%	.82%	.95%	1.17%	1.11%
Expenses net of fee waivers, if any	.76%	.82%	.95%	1.17%	1.11%
Expenses net of all reductions	.76%	.82%	.90%	1.14%	1.08%
Net investment income (loss)	1.42%	.89%	.92%	1.23%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,245	$ 68,112	$ 46,737	$ 17,956	$ 8,870
Portfolio turnover rate D	86%	104%	143%	123%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 769,644,661
Gross unrealized depreciation	(51,536,631)
Net unrealized appreciation (depreciation) on securities and other investments	$ 718,108,030

Tax Cost	$ 2,595,887,546

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,776,967
Capital loss carryforward	$ (263,393,959)
Net unrealized appreciation (depreciation)	$ 718,088,381

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (79,471,942)
2017	(150,917,782)
Total with expiration	(230,389,724)
No expiration
Short-term	(33,004,235)
Total capital loss carryforward	$ (263,393,959)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 59,297,828	$ 70,378,562

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,166,105,255 and $4,137,995,727, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 453,416	$ 24,371
Class T	.25%	.25%	156,708	1,287
Class B	.75%	.25%	106,696	80,189
Class C	.75%	.25%	756,368	189,437
			$ 1,473,188	$ 295,284

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62,502
Class T	9,357
Class B*	21,585
Class C*	22,491
$ 115,935

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 508,239.28
Class T	96,227.31
Class B	31,928.30
Class C	201,488.27
Canada	7,248,062.22
Institutional Class	131,958.21
	$ 8,217,902

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $18,194 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,610,311.37%		$ 4,026

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,364 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,887,175. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,821,000. The weighted average interest rate was .57%. The interest expense amounted to $248 under the bank borrowing program. At period end, there were no bank loans outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $54,667 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 1,331,457	$ 1,141,830
Class T	100,888	123,341
Class B	-	2,503
Class C	-	36,231
Canada	34,710,753	33,570,065
Institutional Class	588,282	443,845
Total	$ 36,731,380	$ 35,317,815

Annual Report

10. Distributions to Shareholders - continued

Years ended October 31,	2012	2011
From net realized gain
Class A	$ 1,169,578	$ 1,445,324
Class T	185,711	261,152
Class B	32,050	101,491
Class C	395,818	470,108
Canada	20,430,566	32,375,322
Institutional Class	352,725	407,350
Total	$ 22,566,448	$ 35,060,747

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	554,403	2,386,291	$ 28,690,109	$ 138,991,055
Reinvestment of distributions	41,955	39,424	2,109,494	2,233,433
Shares redeemed	(1,747,243)	(1,467,607)	(89,985,257)	(82,665,471)
Net increase (decrease)	(1,150,885)	958,108	$ (59,185,654)	$ 58,559,017
Class T
Shares sold	72,156	254,873	$ 3,681,114	$ 14,715,904
Reinvestment of distributions	5,569	6,640	279,919	375,773
Shares redeemed	(183,751)	(189,243)	(9,407,140)	(10,669,184)
Net increase (decrease)	(106,026)	72,270	$ (5,446,107)	$ 4,422,493
Class B
Shares sold	3,584	29,930	$ 181,692	$ 1,729,701
Reinvestment of distributions	519	1,508	25,894	84,713
Shares redeemed	(49,710)	(54,348)	(2,528,127)	(3,060,843)
Net increase (decrease)	(45,607)	(22,910)	$ (2,320,541)	$ (1,246,429)
Class C
Shares sold	161,752	1,081,104	$ 8,188,420	$ 62,770,855
Reinvestment of distributions	6,045	7,014	300,150	392,322
Shares redeemed	(622,861)	(391,485)	(31,505,606)	(21,249,300)
Net increase (decrease)	(455,064)	696,633	$ (23,017,036)	$ 41,913,877
Canada
Shares sold	4,866,802	20,804,881	$ 252,453,035	$ 1,223,871,558
Reinvestment of distributions	1,003,141	1,069,329	50,678,709	60,856,944
Shares redeemed	(22,354,268)	(23,043,159)	(1,155,960,861)	(1,313,818,426)
Net increase (decrease)	(16,484,325)	(1,168,949)	$ (852,829,117)	$ (29,089,924)
Institutional Class
Shares sold	561,510	1,331,261	$ 29,055,185	$ 79,262,853
Reinvestment of distributions	13,162	10,934	663,252	620,606
Shares redeemed	(774,433)	(908,649)	(39,795,082)	(51,418,074)
Net increase (decrease)	(199,761)	433,546	$ (10,076,645)	$ 28,465,385

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer Edward C. Johnson 3d and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)
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Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 91% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

December 02, 2011
Institutional Class	2%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/2011	$0.752	$0.1110

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively.

Fidelity Canada Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ACANI-UANN-1212
1.843157.105

Fidelity Advisor®

China Region Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2012

Class A, Class T, Class B, and Class C are
classes of Fidelity® China Region Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	0.56%	-4.77%	12.20%
Class T (incl. 3.50% sales charge) B	2.66%	-4.55%	12.32%
Class B (incl. contingent deferred sales charge) C	0.90%	-4.61%	12.48%
Class C (incl. contingent deferred sales charge) D	4.88%	-4.29%	12.48%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Class A on October 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. The initial offering of Class A took place on May 9, 2008. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Robert Bao, Portfolio Manager of Fidelity Advisor® China Region Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 6.70%, 6.38%, 5.90% and 5.88%, respectively (excluding sales charges), trailing the 8.02% gain of the MSCI® Golden Dragon Index. Versus the index, the biggest negative impact came from an overweighting and stock selection in China. Among sectors and industries, my picks in the retailing segment of consumer discretionary and the semiconductors/semiconductor equipment portion of information technology weighed on performance. Noteworthy individual detractors included Taiwan-based DRAM computer memory maker Inotera Memories. I thought the company might benefit from better industry supply discipline and firmer pricing following the bankruptcy of one of Inotera's major competitors, but a weak global economic environment prevented that from happening. China Shipping Container Lines, which I sold at what turned out to be an inopportune time, also hampered the fund's results, as did an out-of-index stake in jewelry retailer Luk Fook Holdings International, based in Hong Kong. Underweighting Taiwanese electronics contract manufacturer and benchmark component Hon Hai Precision Industry further worked against us, given the stock's robust performance. Conversely, a sizable underweighting in the weak-performing Taiwan market added value, along with my choices in the hardware/equipment area of information technology. Negligible exposure to Taiwan-headquartered HTC, a stock I sold early in the period, was the right decision, as the smartphone maker lost market share to rivals Apple and Samsung Electronics, which hampered its stock. China Overseas Land and Investment, one of the largest property developers in that nation, also contributed, as did BOC Hong Kong, one of my favorite banks, and Chinese power utility Huaneng Power International, whose stock rose as investors anticipated an earnings boost from lower coal prices.

Note to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2012, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.35%
Actual		$ 1,000.00	$ 1,013.10	$ 6.83
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.85
Class T	1.64%
Actual		$ 1,000.00	$ 1,011.80	$ 8.29
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Class B	2.10%
Actual		$ 1,000.00	$ 1,009.70	$ 10.61
HypotheticalA		$ 1,000.00	$ 1,014.58	$ 10.63
Class C	2.10%
Actual		$ 1,000.00	$ 1,009.30	$ 10.61
HypotheticalA		$ 1,000.00	$ 1,014.58	$ 10.63
China Region	1.04%
Actual		$ 1,000.00	$ 1,014.80	$ 5.27
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.28
Institutional Class	1.05%
Actual		$ 1,000.00	$ 1,014.50	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Hong Kong	29.3%
China	23.4%
Cayman Islands	18.9%
Taiwan	18.8%
Bermuda	8.1%
Netherlands	0.6%
Italy	0.5%
United States of America	0.2%
United Kingdom	0.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
China	28.3%
Hong Kong	27.1%
Taiwan	21.6%
Cayman Islands	13.8%
Bermuda	5.7%
United Kingdom	0.9%
United States of America	0.6%
Korea (South)	0.5%
Netherlands	0.5%
Other	1.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.8	99.4
Short-Term Investments and Net Other Assets (Liabilities)	0.2	0.6
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	6.8	7.0
Tencent Holdings Ltd. (Internet Software & Services)	4.7	2.8
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	4.1	4.9
China Overseas Land and Investment Ltd. (Real Estate Management & Development)	2.8	1.6
Cheung Kong Holdings Ltd. (Real Estate Management & Development)	2.7	2.1
AIA Group Ltd. (Insurance)	2.7	4.2
China Construction Bank Corp. (H Shares) (Commercial Banks)	2.6	2.6
BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	2.4	2.9
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2.4	0.7
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	2.3	3.0
	33.5
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.1	39.0
Information Technology	24.0	18.6
Consumer Discretionary	11.1	8.4
Materials	10.6	7.1
Industrials	8.1	10.7
Energy	4.4	8.1
Telecommunication Services	3.5	3.1
Utilities	3.1	2.2
Consumer Staples	1.5	1.9
Health Care	0.4	0.3

Annual Report

Fidelity China Region Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 0.9%
Brilliance China Automotive Holdings Ltd. (a)	5,190,000	$ 6,482,436
Geely Automobile Holdings Ltd.	11,915,000	5,119,573
		11,602,009
Hotels, Restaurants & Leisure - 4.4%
Galaxy Entertainment Group Ltd. (a)	5,689,000	19,562,693
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	403,400	5,853,334
Sands China Ltd.	4,808,200	18,084,920
SJM Holdings Ltd.	2,601,000	5,665,109
Wynn Macau Ltd.	2,610,800	7,394,412
		56,560,468
Household Durables - 1.7%
Skyworth Digital Holdings Ltd.	5,486,000	2,965,960
Techtronic Industries Co. Ltd.	9,863,500	18,785,074
		21,751,034
Leisure Equipment & Products - 0.7%
Merida Industry Co. Ltd.	2,303,450	8,832,126
Media - 0.9%
Television Broadcasts Ltd.	1,626,000	12,116,244
Multiline Retail - 0.7%
Lifestyle International Holdings Ltd.	1,753,500	3,746,809
Springland International Holdings Ltd.	11,629,000	5,716,930
		9,463,739
Specialty Retail - 0.8%
Chow Tai Fook Jewellery Group Ltd.	4,988,400	6,153,393
Luk Fook Holdings International Ltd.	1,834,000	4,609,818
		10,763,211
Textiles, Apparel & Luxury Goods - 1.0%
Prada SpA	752,900	6,139,738
Shenzhou International Group Holdings Ltd.	3,459,000	6,739,428
		12,879,166
TOTAL CONSUMER DISCRETIONARY		143,967,997
CONSUMER STAPLES - 1.5%
Food & Staples Retailing - 0.2%
President Chain Store Corp.	601,000	2,973,109
Food Products - 0.8%
Want Want China Holdings Ltd.	7,227,000	9,884,607
Personal Products - 0.5%
Hengan International Group Co. Ltd.	676,500	6,162,657
TOTAL CONSUMER STAPLES		19,020,373
ENERGY - 4.4%
Energy Equipment & Services - 0.5%
China Oilfield Services Ltd. (H Shares)	3,520,000	6,676,602

	Shares	Value
Oil, Gas & Consumable Fuels - 3.9%
China Shenhua Energy Co. Ltd. (H Shares)	4,588,500	$ 19,538,003
Kunlun Energy Co. Ltd.	13,186,000	24,500,281
Sinopec Kantons Holdings Ltd.	8,596,000	6,410,911
		50,449,195
TOTAL ENERGY		57,125,797
FINANCIALS - 33.1%
Capital Markets - 2.8%
CITIC Securities Co. Ltd. (H Shares)	9,503,500	17,829,677
Haitong Securities Co. Ltd. (H Shares)	12,406,400	15,912,106
Wuliangye Yibin Co. Ltd. (UBS Warrant Programme) warrants 4/22/13 (a)	345,100	1,859,050
		35,600,833
Commercial Banks - 12.5%
BOC Hong Kong (Holdings) Ltd.	10,152,000	31,241,760
China Construction Bank Corp. (H Shares)	43,679,000	32,914,028
Chinatrust Financial Holding Co. Ltd.	12,203,603	6,726,395
Hang Seng Bank Ltd.	1,319,700	20,263,650
Industrial & Commercial Bank of China Ltd. (H Shares)	80,562,000	53,326,503
Wing Hang Bank Ltd.	904,500	9,593,474
Wuliangye Yibin Co. Ltd. (BNP Paribas Warrant Program) warrants 8/20/13 (a)	1,351,900	7,282,671
		161,348,481
Insurance - 3.2%
AIA Group Ltd.	8,697,000	34,451,120
China Life Insurance Co. Ltd. (H Shares)	2,372,000	6,974,893
		41,426,013
Real Estate Management & Development - 14.6%
Cheung Kong Holdings Ltd.	2,337,000	34,527,068
China Overseas Land and Investment Ltd.	13,656,000	35,769,679
Csi Properties Ltd.	139,720,000	5,678,905
Guangzhou R&F Properties Co. Ltd. (H Shares)	10,685,600	13,139,756
Henderson Land Development Co. Ltd.	1,343,000	9,305,630
Hopson Development Holdings Ltd. (a)	16,090,000	15,508,584
Hysan Development Co. Ltd.	1,336,000	5,904,220
KWG Property Holding Ltd.	9,404,500	5,606,259
Longfor Properties Co. Ltd.	7,217,500	12,739,969
New World Development Co. Ltd.	6,432,000	9,942,563
Shimao Property Holdings Ltd.	3,908,500	7,463,926
Sun Hung Kai Properties Ltd.	1,656,000	23,055,645
Wharf Holdings Ltd.	1,448,000	9,911,730
		188,553,934
TOTAL FINANCIALS		426,929,261
Common Stocks - continued
	Shares	Value
HEALTH CARE - 0.4%
Pharmaceuticals - 0.4%
China Medical System Holdings Ltd.	9,846,000	$ 5,678,882
INDUSTRIALS - 8.1%
Construction & Engineering - 2.0%
China Communications Construction Co. Ltd. (H Shares)	4,803,000	4,505,495
China Railway Group Ltd. (H Shares)	8,253,000	4,206,341
China State Construction International Holdings Ltd.	13,696,000	16,311,389
		25,023,225
Electrical Equipment - 0.4%
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	1,912,000	5,624,944
Industrial Conglomerates - 1.8%
Hutchison Whampoa Ltd.	2,358,000	23,199,528
Machinery - 0.3%
HIWIN Technologies Corp.	38,400	247,148
Singamas Container Holdings Ltd.	14,718,000	3,722,206
		3,969,354
Marine - 2.7%
China Shipping Development Co. Ltd. (H Shares)	8,884,000	4,665,503
Orient Overseas International Ltd.	2,828,500	17,883,304
Pacific Basin Shipping Ltd.	22,304,000	11,943,355
		34,492,162
Road & Rail - 0.7%
MTR Corp. Ltd.	2,265,000	8,855,362
Transportation Infrastructure - 0.2%
Jiangsu Expressway Co. Ltd. (H Shares)	3,524,000	3,037,441
TOTAL INDUSTRIALS		104,202,016
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 1.2%
AAC Acoustic Technology Holdings, Inc.	4,485,000	16,030,155
Computers & Peripherals - 1.7%
ASUSTeK Computer, Inc.	616,000	6,600,753
Lenovo Group Ltd.	15,074,000	12,117,473
Quanta Computer, Inc.	1,391,000	3,181,061
		21,899,287
Electronic Equipment & Components - 3.7%
Chroma ATE, Inc.	1,938,000	3,688,901
Delta Electronics, Inc.	1,475,000	5,039,541
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,711,047	29,488,869
TPK Holding Co. Ltd. GDR (Reg. S) (a)	727,542	9,140,976
		47,358,287
Internet Software & Services - 4.7%
Tencent Holdings Ltd.	1,704,100	60,247,792

	Shares	Value
Semiconductors & Semiconductor Equipment - 12.7%
Advanced Semiconductor Engineering, Inc. sponsored ADR (d)	1,694,111	$ 6,437,622
ASM Pacific Technology Ltd.	283,900	3,165,007
Inotera Memories, Inc. (a)	42,209,000	5,736,725
Kinsus Interconnect Technology Corp.	2,131,000	5,858,244
MediaTek, Inc.	2,736,000	30,394,796
Novatek Microelectronics Corp.	2,979,000	11,218,418
Spreadtrum Communications, Inc. ADR	612,000	14,106,600
Taiwan Semiconductor Manufacturing Co. Ltd.	28,667,796	87,359,967
		164,277,379
Software - 0.0%
NetDragon WebSoft, Inc.	464,000	495,728
TOTAL INFORMATION TECHNOLOGY		310,308,628
MATERIALS - 10.6%
Chemicals - 1.1%
Formosa Chemicals & Fibre Corp.	3,220,000	7,628,346
Taiwan Fertilizer Co. Ltd.	3,015,000	7,183,978
		14,812,324
Construction Materials - 5.1%
Anhui Conch Cement Co. Ltd. (H Shares)	5,902,500	20,411,094
BBMG Corp. (H Shares)	16,845,000	14,475,739
China National Building Materials Co. Ltd. (H Shares)	12,214,000	15,570,780
China Resources Cement Holdings Ltd.	14,036,000	9,544,418
Taiwan Cement Corp.	4,629,000	5,934,819
		65,936,850
Metals & Mining - 3.0%
Aluminum Corp. of China Ltd. (H Shares) (a)	15,936,000	6,903,054
Jiangxi Copper Co. Ltd. (H Shares)	9,581,000	24,786,814
Maanshan Iron & Steel Ltd. (H Shares) (a)	25,498,000	6,580,087
		38,269,955
Paper & Forest Products - 1.4%
Lee & Man Paper Manufacturing Ltd.	15,012,000	7,883,670
Nine Dragons Paper (Holdings) Ltd.	13,664,000	9,626,446
		17,510,116
TOTAL MATERIALS		136,529,245
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 0.9%
China Unicom Ltd.	6,946,000	11,197,831
Wireless Telecommunication Services - 2.6%
China Mobile Ltd.	2,256,500	25,028,527
Far EasTone Telecommunications Co. Ltd.	3,710,000	8,560,561
		33,589,088
TOTAL TELECOMMUNICATION SERVICES		44,786,919
Common Stocks - continued
	Shares	Value
UTILITIES - 3.1%
Electric Utilities - 0.8%
Power Assets Holdings Ltd.	1,173,500	$ 9,978,471
Independent Power Producers & Energy Traders - 2.3%
China Resources Power Holdings Co. Ltd.	2,084,000	4,463,765
Huadian Power International Corp. Ltd. (H Shares) (a)	9,798,000	2,490,572
Huaneng Power International, Inc. (H Shares)	29,620,000	23,664,040
		30,618,377
TOTAL UTILITIES		40,596,848
TOTAL COMMON STOCKS (Cost $1,037,958,239)		1,289,145,966
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.19% (b)	15,785,844	15,785,844
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	77,891	77,891
TOTAL MONEY MARKET FUNDS (Cost $15,863,735)		15,863,735
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,053,821,974)	1,305,009,701
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(13,627,324)
NET ASSETS - 100%	$ 1,291,382,377
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,173
Fidelity Securities Lending Cash Central Fund	111,499
Total	$ 137,672
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 143,967,997	$ 143,967,997	$ -	$ -
Consumer Staples	19,020,373	19,020,373	-	-
Energy	57,125,797	57,125,797	-	-
Financials	426,929,261	410,812,647	16,116,614	-
Health Care	5,678,882	5,678,882	-	-
Industrials	104,202,016	104,202,016	-	-
Information Technology	310,308,628	222,948,661	87,359,967	-
Materials	136,529,245	129,626,191	6,903,054	-
Telecommunication Services	44,786,919	8,560,561	36,226,358	-
Utilities	40,596,848	16,932,808	23,664,040	-
Money Market Funds	15,863,735	15,863,735	-	-
Total Investments in Securities:	$ 1,305,009,701	$ 1,134,739,668	$ 170,270,033	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 741,933,610

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $78,930) - See accompanying schedule: Unaffiliated issuers (cost $1,037,958,239)	$ 1,289,145,966
Fidelity Central Funds (cost $15,863,735)	15,863,735
Total Investments (cost $1,053,821,974)		$ 1,305,009,701
Receivable for investments sold		29,683,136
Receivable for fund shares sold		1,372,007
Dividends receivable		187,311
Distributions receivable from Fidelity Central Funds		772
Other receivables		280,271
Total assets		1,336,533,198

Liabilities
Payable for investments purchased	$ 30,215,400
Payable for fund shares redeemed	13,622,794
Accrued management fee	754,511
Distribution and service plan fees payable	9,590
Other affiliated payables	299,717
Other payables and accrued expenses	170,918
Collateral on securities loaned, at value	77,891
Total liabilities		45,150,821

Net Assets		$ 1,291,382,377
Net Assets consist of:
Paid in capital		$ 1,051,109,763
Undistributed net investment income		19,540,796
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,455,911)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		251,187,729
Net Assets		$ 1,291,382,377

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,539,457 ÷ 474,618 shares)	$ 28.53

Maximum offering price per share (100/94.25 of $28.53)	$ 30.27
Class T: Net Asset Value and redemption price per share ($4,348,975 ÷ 153,118 shares)	$ 28.40

Maximum offering price per share (100/96.50 of $28.40)	$ 29.43
Class B: Net Asset Value and offering price per share ($1,532,663 ÷ 54,432 shares)A	$ 28.16

Class C: Net Asset Value and offering price per share ($4,515,324 ÷ 160,840 shares)A	$ 28.07

China Region: Net Asset Value, offering price and redemption price per share ($1,265,488,434 ÷ 44,044,355 shares)	$ 28.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,957,524 ÷ 68,243 shares)	$ 28.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 39,489,882
Interest		86
Income from Fidelity Central Funds		137,672
Income before foreign taxes withheld		39,627,640
Less foreign taxes withheld		(3,165,755)
Total income		36,461,885

Expenses
Management fee	$ 9,807,145
Transfer agent fees	3,322,107
Distribution and service plan fees	123,475
Accounting and security lending fees	628,178
Custodian fees and expenses	506,447
Independent trustees' compensation	9,256
Registration fees	88,369
Audit	76,960
Legal	7,477
Interest	2,622
Miscellaneous	17,419
Total expenses before reductions	14,589,455
Expense reductions	(909,736)	13,679,719
Net investment income (loss)		22,782,166
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,254,587)
Foreign currency transactions	(261,369)
Total net realized gain (loss)		(16,515,956)
Change in net unrealized appreciation (depreciation) on: Investment securities	76,673,788
Assets and liabilities in foreign currencies	(86)
Total change in net unrealized appreciation (depreciation)		76,673,702
Net gain (loss)		60,157,746
Net increase (decrease) in net assets resulting from operations		$ 82,939,912

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,782,166	$ 27,851,224
Net realized gain (loss)	(16,515,956)	124,444,208
Change in net unrealized appreciation (depreciation)	76,673,702	(389,938,389)
Net increase (decrease) in net assets resulting from operations	82,939,912	(237,642,957)
Distributions to shareholders from net investment income	(15,687,379)	(25,544,611)
Distributions to shareholders from net realized gain	(18,721,345)	(1,707,007)
Total distributions	(34,408,724)	(27,251,618)
Share transactions - net increase (decrease)	(301,570,428)	(353,944,406)
Redemption fees	184,146	551,160
Total increase (decrease) in net assets	(252,855,094)	(618,287,821)

Net Assets
Beginning of period	1,544,237,471	2,162,525,292
End of period (including undistributed net investment income of $19,540,796 and undistributed net investment income of $15,589,239, respectively)	$ 1,291,382,377	$ 1,544,237,471

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.28	$ 31.61	$ 26.47	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.36	.33	.25	.30	.28
Net realized and unrealized gain (loss)	1.42	(4.33)	5.15	9.63	(12.91)
Total from investment operations	1.78	(4.00)	5.40	9.93	(12.63)
Distributions from net investment income	(.19)	(.31)	(.20)	(.16)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.53)	(.34)	(.27)	(.16)	-
Redemption fees added to paid in capital E	- J	.01	.01	.03	.02
Net asset value, end of period	$ 28.53	$ 27.28	$ 31.61	$ 26.47	$ 16.67
Total Return B, C, D	6.70%	(12.79)%	20.54%	60.41%	(43.07)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.36%	1.37%	1.38%	1.39%	1.44% A
Expenses net of fee waivers, if any	1.36%	1.37%	1.38%	1.39%	1.44% A
Expenses net of all reductions	1.29%	1.31%	1.31%	1.31%	1.30% A
Net investment income (loss)	1.35%	1.07%	.91%	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,539	$ 14,808	$ 16,047	$ 11,842	$ 340
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.13	$ 31.48	$ 26.40	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.29	.25	.18	.23	.26
Net realized and unrealized gain (loss)	1.40	(4.32)	5.13	9.64	(12.91)
Total from investment operations	1.69	(4.07)	5.31	9.87	(12.65)
Distributions from net investment income	(.08)	(.27)	(.18)	(.14)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.42)	(.29) K	(.24) L	(.14)	-
Redemption fees added to paid in capital E	- J	.01	.01	.02	.02
Net asset value, end of period	$ 28.40	$ 27.13	$ 31.48	$ 26.40	$ 16.65
Total Return B, C, D	6.38%	(13.04)%	20.27%	59.92%	(43.14)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.64%	1.63%	1.64%	1.66%	1.68% A
Expenses net of fee waivers, if any	1.64%	1.63%	1.64%	1.66%	1.68% A
Expenses net of all reductions	1.57%	1.57%	1.58%	1.58%	1.53% A
Net investment income (loss)	1.06%	.81%	.64%	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,349	$ 5,281	$ 6,070	$ 3,139	$ 107
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. L Total distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.94	$ 31.23	$ 26.28	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.16	.10	.04	.12	.20
Net realized and unrealized gain (loss)	1.40	(4.29)	5.09	9.63	(12.89)
Total from investment operations	1.56	(4.19)	5.13	9.75	(12.69)
Distributions from net investment income	-	(.08)	(.12)	(.10)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.34)	(.11)	(.19)	(.10)	-
Redemption fees added to paid in capital E	- J	.01	.01	.02	.02
Net asset value, end of period	$ 28.16	$ 26.94	$ 31.23	$ 26.28	$ 16.61
Total Return B, C, D	5.90%	(13.45)%	19.63%	59.16%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.11%	2.12%	2.14%	2.15%	2.17% A
Expenses net of fee waivers, if any	2.11%	2.12%	2.14%	2.15%	2.17% A
Expenses net of all reductions	2.04%	2.06%	2.08%	2.06%	2.02% A
Net investment income (loss)	.59%	.32%	.14%	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,533	$ 1,801	$ 2,496	$ 1,915	$ 155
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.86	$ 31.19	$ 26.25	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.16	.10	.04	.12	.20
Net realized and unrealized gain (loss)	1.39	(4.28)	5.09	9.62	(12.89)
Total from investment operations	1.55	(4.18)	5.13	9.74	(12.69)
Distributions from net investment income	-	(.13)	(.13)	(.12)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.34)	(.16)	(.20)	(.12)	-
Redemption fees added to paid in capital E	- J	.01	.01	.02	.02
Net asset value, end of period	$ 28.07	$ 26.86	$ 31.19	$ 26.25	$ 16.61
Total Return B, C, D	5.88%	(13.46)%	19.66%	59.18%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.11%	2.12%	2.14%	2.15%	2.13% A
Expenses net of fee waivers, if any	2.11%	2.12%	2.14%	2.15%	2.13% A
Expenses net of all reductions	2.04%	2.06%	2.07%	2.07%	1.98% A
Net investment income (loss)	.59%	.32%	.15%	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,515	$ 5,230	$ 5,938	$ 3,806	$ 233
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 27.49	$ 31.81	$ 26.55	$ 16.69	$ 41.52
Income from Investment Operations
Net investment income (loss) B	.45	.44	.34	.33	.39
Net realized and unrealized gain (loss)	1.42	(4.37)	5.18	9.68	(20.42)
Total from investment operations	1.87	(3.93)	5.52	10.01	(20.03)
Distributions from net investment income	(.29)	(.38)	(.21)	(.17)	(.32)
Distributions from net realized gain	(.34)	(.03)	(.07)	-	(4.53)
Total distributions	(.63)	(.40) G	(.27) H	(.17)	(4.85)
Redemption fees added to paid in capital B	- F	.01	.01	.02	.05
Net asset value, end of period	$ 28.73	$ 27.49	$ 31.81	$ 26.55	$ 16.69
Total Return A	7.01%	(12.52)%	20.97%	60.77%	(53.75)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.04%	1.06%	1.12%	1.11%
Expenses net of fee waivers, if any	1.04%	1.04%	1.06%	1.12%	1.11%
Expenses net of all reductions	.98%	.98%	1.00%	1.03%	.96%
Net investment income (loss)	1.66%	1.40%	1.22%	1.54%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,265,488	$ 1,515,084	$ 2,130,070	$ 2,138,141	$ 740,289
Portfolio turnover rate D	107%	87%	57%	88%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share. G Total distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. H Total distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.46	$ 31.79	$ 26.55	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.45	.43	.33	.37	.34
Net realized and unrealized gain (loss)	1.42	(4.37)	5.18	9.64	(12.94)
Total from investment operations	1.87	(3.94)	5.51	10.01	(12.60)
Distributions from net investment income	(.31)	(.37)	(.22)	(.18)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.65)	(.40)	(.28) J	(.18)	-
Redemption fees added to paid in capital D	- I	.01	.01	.02	.02
Net asset value, end of period	$ 28.68	$ 27.46	$ 31.79	$ 26.55	$ 16.70
Total Return B, C	7.02%	(12.56)%	20.92%	60.78%	(42.96)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.06%	1.11%	1.08%	1.05% A
Expenses net of fee waivers, if any	1.04%	1.06%	1.11%	1.08%	1.05% A
Expenses net of all reductions	.98%	1.01%	1.04%	1.00%	.91% A
Net investment income (loss)	1.66%	1.38%	1.18%	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,958	$ 2,034	$ 1,904	$ 1,684	$ 60
Portfolio turnover rate F	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share. J Total distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2 securities, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 267,134,828
Gross unrealized depreciation	(22,561,736)
Net unrealized appreciation (depreciation) on securities and other investments	$ 244,573,092

Tax Cost	$ 1,060,436,609

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,540,801
Capital loss carryforward	$ (23,841,276)
Net unrealized appreciation (depreciation)	$ 244,573,094

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (23,841,276)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 15,687,379	$ 27,251,618
Long-term Capital Gains	18,721,345	-
Total	$ 34,408,724	$ 27,251,618

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,465,665,476 and $1,764,182,469, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 35,281	$ 524
Class T	.25%	.25%	22,950	-
Class B	.75%	.25%	16,491	12,400
Class C	.75%	.25%	48,753	8,299
			$ 123,475	$ 21,223

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,963
Class T	2,292
Class B*	5,294
Class C*	614
$ 19,163

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 42,267.30
Class T	15,146.33
Class B	4,929.30
Class C	14,604.30
China Region	3,240,864.24
Institutional Class	4,297.24
	$ 3,322,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,024 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,482,818.39%		$ 2,622

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,885 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $111,499. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $909,245 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $491.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 100,983	$ 172,777
Class T	14,853	55,512
Class B	-	6,583
Class C	-	25,937
China Region	15,549,167	25,262,487
Institutional Class	22,376	21,315
Total	$ 15,687,379	$ 25,544,611
From net realized gain
Class A	$ 182,091	$ 13,756
Class T	60,664	5,178
Class B	21,876	2,007
Class C	65,490	4,950
China Region	18,366,435	1,679,687
Institutional Class	24,789	1,429
Total	$ 18,721,345	$ 1,707,007

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	128,967	281,861	$ 3,497,936	$ 8,932,867
Reinvestment of distributions	10,227	5,327	266,217	172,528
Shares redeemed	(207,420)	(251,952)	(5,547,035)	(7,835,006)
Net increase (decrease)	(68,226)	35,236	$ (1,782,882)	$ 1,270,389
Class T
Shares sold	40,215	75,956	$ 1,078,486	$ 2,390,903
Reinvestment of distributions	2,834	1,832	73,623	59,161
Shares redeemed	(84,588)	(75,948)	(2,252,505)	(2,353,550)
Net increase (decrease)	(41,539)	1,840	$ (1,100,396)	$ 96,514

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	4,773	8,058	$ 131,481	$ 255,784
Reinvestment of distributions	760	239	19,651	7,684
Shares redeemed	(17,966)	(21,353)	(477,343)	(653,889)
Net increase (decrease)	(12,433)	(13,056)	$ (326,211)	$ (390,421)
Class C
Shares sold	39,150	88,544	$ 1,051,097	$ 2,766,692
Reinvestment of distributions	2,380	892	61,380	28,631
Shares redeemed	(75,401)	(85,136)	(1,981,464)	(2,585,147)
Net increase (decrease)	(33,871)	4,300	$ (868,987)	$ 210,176
China Region
Shares sold	5,981,804	12,355,142	$ 163,640,090	$ 393,844,409
Reinvestment of distributions	1,245,751	794,988	32,563,934	25,868,885
Shares redeemed	(18,300,659)	(24,993,159)	(493,563,874)	(775,253,396)
Net increase (decrease)	(11,073,104)	(11,843,029)	$ (297,359,850)	$ (355,540,102)
Institutional Class
Shares sold	33,539	53,728	$ 913,352	$ 1,636,945
Reinvestment of distributions	1,708	607	44,574	19,735
Shares redeemed	(41,079)	(40,146)	(1,090,028)	(1,247,642)
Net increase (decrease)	(5,832)	14,189	$ (132,102)	$ 409,038

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)
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Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 91% and Class T designates 100% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/2011	$0.274	$0.0863

Class T	12/05/2011	$0.169	$0.0863

Class B	12/05/2011	$0.000	$0.0000

Class C	12/05/2011	$0.000	$0.0000

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively.

Fidelity China Region Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in October 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Japan) Inc.
Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AHKC-UANN-1212
1.861458.104

Fidelity Advisor®

China Region Fund -

Institutional Class

Annual Report

October 31, 2012

Institutional Class is a class of
Fidelity® China Region Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	7.02%	-3.38%	13.01%

A The initial offering of Institutional Class shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® China Region Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Institutional Class on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. The initial offering of Institutional Class took place on May 9, 2008. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Robert Bao, Portfolio Manager of Fidelity Advisor® China Region Fund: During the past year, the fund's Institutional Class shares returned 7.02%, trailing the 8.02% gain of the MSCI® Golden Dragon Index. Versus the index, the biggest negative impact came from an overweighting and stock selection in China. Among sectors and industries, my picks in the retailing segment of consumer discretionary and the semiconductors/semiconductor equipment portion of information technology weighed on performance. Noteworthy individual detractors included Taiwan-based DRAM computer memory maker Inotera Memories. I thought the company might benefit from better industry supply discipline and firmer pricing following the bankruptcy of one of Inotera's major competitors, but a weak global economic environment prevented that from happening. China Shipping Container Lines, which I sold at what turned out to be an inopportune time, also hampered the fund's results, as did an out-of-index stake in jewelry retailer Luk Fook Holdings International, based in Hong Kong. Underweighting Taiwanese electronics contract manufacturer and benchmark component Hon Hai Precision Industry further worked against us, given the stock's robust performance. Conversely, a sizable underweighting in the weak-performing Taiwan market added value, along with my choices in the hardware/equipment area of information technology. Negligible exposure to Taiwan-headquartered HTC, a stock I sold early in the period, was the right decision, as the smartphone maker lost market share to rivals Apple and Samsung Electronics, which hampered its stock. China Overseas Land and Investment, one of the largest property developers in that nation, also contributed, as did BOC Hong Kong, one of my favorite banks, and Chinese power utility Huaneng Power International, whose stock rose as investors anticipated an earnings boost from lower coal prices.

Note to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2012, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.35%
Actual		$ 1,000.00	$ 1,013.10	$ 6.83
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.85
Class T	1.64%
Actual		$ 1,000.00	$ 1,011.80	$ 8.29
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Class B	2.10%
Actual		$ 1,000.00	$ 1,009.70	$ 10.61
HypotheticalA		$ 1,000.00	$ 1,014.58	$ 10.63
Class C	2.10%
Actual		$ 1,000.00	$ 1,009.30	$ 10.61
HypotheticalA		$ 1,000.00	$ 1,014.58	$ 10.63
China Region	1.04%
Actual		$ 1,000.00	$ 1,014.80	$ 5.27
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.28
Institutional Class	1.05%
Actual		$ 1,000.00	$ 1,014.50	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Hong Kong	29.3%
China	23.4%
Cayman Islands	18.9%
Taiwan	18.8%
Bermuda	8.1%
Netherlands	0.6%
Italy	0.5%
United States of America	0.2%
United Kingdom	0.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
China	28.3%
Hong Kong	27.1%
Taiwan	21.6%
Cayman Islands	13.8%
Bermuda	5.7%
United Kingdom	0.9%
United States of America	0.6%
Korea (South)	0.5%
Netherlands	0.5%
Other	1.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.8	99.4
Short-Term Investments and Net Other Assets (Liabilities)	0.2	0.6
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	6.8	7.0
Tencent Holdings Ltd. (Internet Software & Services)	4.7	2.8
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	4.1	4.9
China Overseas Land and Investment Ltd. (Real Estate Management & Development)	2.8	1.6
Cheung Kong Holdings Ltd. (Real Estate Management & Development)	2.7	2.1
AIA Group Ltd. (Insurance)	2.7	4.2
China Construction Bank Corp. (H Shares) (Commercial Banks)	2.6	2.6
BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	2.4	2.9
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2.4	0.7
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	2.3	3.0
	33.5
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.1	39.0
Information Technology	24.0	18.6
Consumer Discretionary	11.1	8.4
Materials	10.6	7.1
Industrials	8.1	10.7
Energy	4.4	8.1
Telecommunication Services	3.5	3.1
Utilities	3.1	2.2
Consumer Staples	1.5	1.9
Health Care	0.4	0.3

Annual Report

Fidelity China Region Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 0.9%
Brilliance China Automotive Holdings Ltd. (a)	5,190,000	$ 6,482,436
Geely Automobile Holdings Ltd.	11,915,000	5,119,573
		11,602,009
Hotels, Restaurants & Leisure - 4.4%
Galaxy Entertainment Group Ltd. (a)	5,689,000	19,562,693
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	403,400	5,853,334
Sands China Ltd.	4,808,200	18,084,920
SJM Holdings Ltd.	2,601,000	5,665,109
Wynn Macau Ltd.	2,610,800	7,394,412
		56,560,468
Household Durables - 1.7%
Skyworth Digital Holdings Ltd.	5,486,000	2,965,960
Techtronic Industries Co. Ltd.	9,863,500	18,785,074
		21,751,034
Leisure Equipment & Products - 0.7%
Merida Industry Co. Ltd.	2,303,450	8,832,126
Media - 0.9%
Television Broadcasts Ltd.	1,626,000	12,116,244
Multiline Retail - 0.7%
Lifestyle International Holdings Ltd.	1,753,500	3,746,809
Springland International Holdings Ltd.	11,629,000	5,716,930
		9,463,739
Specialty Retail - 0.8%
Chow Tai Fook Jewellery Group Ltd.	4,988,400	6,153,393
Luk Fook Holdings International Ltd.	1,834,000	4,609,818
		10,763,211
Textiles, Apparel & Luxury Goods - 1.0%
Prada SpA	752,900	6,139,738
Shenzhou International Group Holdings Ltd.	3,459,000	6,739,428
		12,879,166
TOTAL CONSUMER DISCRETIONARY		143,967,997
CONSUMER STAPLES - 1.5%
Food & Staples Retailing - 0.2%
President Chain Store Corp.	601,000	2,973,109
Food Products - 0.8%
Want Want China Holdings Ltd.	7,227,000	9,884,607
Personal Products - 0.5%
Hengan International Group Co. Ltd.	676,500	6,162,657
TOTAL CONSUMER STAPLES		19,020,373
ENERGY - 4.4%
Energy Equipment & Services - 0.5%
China Oilfield Services Ltd. (H Shares)	3,520,000	6,676,602

	Shares	Value
Oil, Gas & Consumable Fuels - 3.9%
China Shenhua Energy Co. Ltd. (H Shares)	4,588,500	$ 19,538,003
Kunlun Energy Co. Ltd.	13,186,000	24,500,281
Sinopec Kantons Holdings Ltd.	8,596,000	6,410,911
		50,449,195
TOTAL ENERGY		57,125,797
FINANCIALS - 33.1%
Capital Markets - 2.8%
CITIC Securities Co. Ltd. (H Shares)	9,503,500	17,829,677
Haitong Securities Co. Ltd. (H Shares)	12,406,400	15,912,106
Wuliangye Yibin Co. Ltd. (UBS Warrant Programme) warrants 4/22/13 (a)	345,100	1,859,050
		35,600,833
Commercial Banks - 12.5%
BOC Hong Kong (Holdings) Ltd.	10,152,000	31,241,760
China Construction Bank Corp. (H Shares)	43,679,000	32,914,028
Chinatrust Financial Holding Co. Ltd.	12,203,603	6,726,395
Hang Seng Bank Ltd.	1,319,700	20,263,650
Industrial & Commercial Bank of China Ltd. (H Shares)	80,562,000	53,326,503
Wing Hang Bank Ltd.	904,500	9,593,474
Wuliangye Yibin Co. Ltd. (BNP Paribas Warrant Program) warrants 8/20/13 (a)	1,351,900	7,282,671
		161,348,481
Insurance - 3.2%
AIA Group Ltd.	8,697,000	34,451,120
China Life Insurance Co. Ltd. (H Shares)	2,372,000	6,974,893
		41,426,013
Real Estate Management & Development - 14.6%
Cheung Kong Holdings Ltd.	2,337,000	34,527,068
China Overseas Land and Investment Ltd.	13,656,000	35,769,679
Csi Properties Ltd.	139,720,000	5,678,905
Guangzhou R&F Properties Co. Ltd. (H Shares)	10,685,600	13,139,756
Henderson Land Development Co. Ltd.	1,343,000	9,305,630
Hopson Development Holdings Ltd. (a)	16,090,000	15,508,584
Hysan Development Co. Ltd.	1,336,000	5,904,220
KWG Property Holding Ltd.	9,404,500	5,606,259
Longfor Properties Co. Ltd.	7,217,500	12,739,969
New World Development Co. Ltd.	6,432,000	9,942,563
Shimao Property Holdings Ltd.	3,908,500	7,463,926
Sun Hung Kai Properties Ltd.	1,656,000	23,055,645
Wharf Holdings Ltd.	1,448,000	9,911,730
		188,553,934
TOTAL FINANCIALS		426,929,261
Common Stocks - continued
	Shares	Value
HEALTH CARE - 0.4%
Pharmaceuticals - 0.4%
China Medical System Holdings Ltd.	9,846,000	$ 5,678,882
INDUSTRIALS - 8.1%
Construction & Engineering - 2.0%
China Communications Construction Co. Ltd. (H Shares)	4,803,000	4,505,495
China Railway Group Ltd. (H Shares)	8,253,000	4,206,341
China State Construction International Holdings Ltd.	13,696,000	16,311,389
		25,023,225
Electrical Equipment - 0.4%
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	1,912,000	5,624,944
Industrial Conglomerates - 1.8%
Hutchison Whampoa Ltd.	2,358,000	23,199,528
Machinery - 0.3%
HIWIN Technologies Corp.	38,400	247,148
Singamas Container Holdings Ltd.	14,718,000	3,722,206
		3,969,354
Marine - 2.7%
China Shipping Development Co. Ltd. (H Shares)	8,884,000	4,665,503
Orient Overseas International Ltd.	2,828,500	17,883,304
Pacific Basin Shipping Ltd.	22,304,000	11,943,355
		34,492,162
Road & Rail - 0.7%
MTR Corp. Ltd.	2,265,000	8,855,362
Transportation Infrastructure - 0.2%
Jiangsu Expressway Co. Ltd. (H Shares)	3,524,000	3,037,441
TOTAL INDUSTRIALS		104,202,016
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 1.2%
AAC Acoustic Technology Holdings, Inc.	4,485,000	16,030,155
Computers & Peripherals - 1.7%
ASUSTeK Computer, Inc.	616,000	6,600,753
Lenovo Group Ltd.	15,074,000	12,117,473
Quanta Computer, Inc.	1,391,000	3,181,061
		21,899,287
Electronic Equipment & Components - 3.7%
Chroma ATE, Inc.	1,938,000	3,688,901
Delta Electronics, Inc.	1,475,000	5,039,541
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,711,047	29,488,869
TPK Holding Co. Ltd. GDR (Reg. S) (a)	727,542	9,140,976
		47,358,287
Internet Software & Services - 4.7%
Tencent Holdings Ltd.	1,704,100	60,247,792

	Shares	Value
Semiconductors & Semiconductor Equipment - 12.7%
Advanced Semiconductor Engineering, Inc. sponsored ADR (d)	1,694,111	$ 6,437,622
ASM Pacific Technology Ltd.	283,900	3,165,007
Inotera Memories, Inc. (a)	42,209,000	5,736,725
Kinsus Interconnect Technology Corp.	2,131,000	5,858,244
MediaTek, Inc.	2,736,000	30,394,796
Novatek Microelectronics Corp.	2,979,000	11,218,418
Spreadtrum Communications, Inc. ADR	612,000	14,106,600
Taiwan Semiconductor Manufacturing Co. Ltd.	28,667,796	87,359,967
		164,277,379
Software - 0.0%
NetDragon WebSoft, Inc.	464,000	495,728
TOTAL INFORMATION TECHNOLOGY		310,308,628
MATERIALS - 10.6%
Chemicals - 1.1%
Formosa Chemicals & Fibre Corp.	3,220,000	7,628,346
Taiwan Fertilizer Co. Ltd.	3,015,000	7,183,978
		14,812,324
Construction Materials - 5.1%
Anhui Conch Cement Co. Ltd. (H Shares)	5,902,500	20,411,094
BBMG Corp. (H Shares)	16,845,000	14,475,739
China National Building Materials Co. Ltd. (H Shares)	12,214,000	15,570,780
China Resources Cement Holdings Ltd.	14,036,000	9,544,418
Taiwan Cement Corp.	4,629,000	5,934,819
		65,936,850
Metals & Mining - 3.0%
Aluminum Corp. of China Ltd. (H Shares) (a)	15,936,000	6,903,054
Jiangxi Copper Co. Ltd. (H Shares)	9,581,000	24,786,814
Maanshan Iron & Steel Ltd. (H Shares) (a)	25,498,000	6,580,087
		38,269,955
Paper & Forest Products - 1.4%
Lee & Man Paper Manufacturing Ltd.	15,012,000	7,883,670
Nine Dragons Paper (Holdings) Ltd.	13,664,000	9,626,446
		17,510,116
TOTAL MATERIALS		136,529,245
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 0.9%
China Unicom Ltd.	6,946,000	11,197,831
Wireless Telecommunication Services - 2.6%
China Mobile Ltd.	2,256,500	25,028,527
Far EasTone Telecommunications Co. Ltd.	3,710,000	8,560,561
		33,589,088
TOTAL TELECOMMUNICATION SERVICES		44,786,919
Common Stocks - continued
	Shares	Value
UTILITIES - 3.1%
Electric Utilities - 0.8%
Power Assets Holdings Ltd.	1,173,500	$ 9,978,471
Independent Power Producers & Energy Traders - 2.3%
China Resources Power Holdings Co. Ltd.	2,084,000	4,463,765
Huadian Power International Corp. Ltd. (H Shares) (a)	9,798,000	2,490,572
Huaneng Power International, Inc. (H Shares)	29,620,000	23,664,040
		30,618,377
TOTAL UTILITIES		40,596,848
TOTAL COMMON STOCKS (Cost $1,037,958,239)		1,289,145,966
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.19% (b)	15,785,844	15,785,844
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	77,891	77,891
TOTAL MONEY MARKET FUNDS (Cost $15,863,735)		15,863,735
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,053,821,974)	1,305,009,701
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(13,627,324)
NET ASSETS - 100%	$ 1,291,382,377
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,173
Fidelity Securities Lending Cash Central Fund	111,499
Total	$ 137,672
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 143,967,997	$ 143,967,997	$ -	$ -
Consumer Staples	19,020,373	19,020,373	-	-
Energy	57,125,797	57,125,797	-	-
Financials	426,929,261	410,812,647	16,116,614	-
Health Care	5,678,882	5,678,882	-	-
Industrials	104,202,016	104,202,016	-	-
Information Technology	310,308,628	222,948,661	87,359,967	-
Materials	136,529,245	129,626,191	6,903,054	-
Telecommunication Services	44,786,919	8,560,561	36,226,358	-
Utilities	40,596,848	16,932,808	23,664,040	-
Money Market Funds	15,863,735	15,863,735	-	-
Total Investments in Securities:	$ 1,305,009,701	$ 1,134,739,668	$ 170,270,033	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 741,933,610

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $78,930) - See accompanying schedule: Unaffiliated issuers (cost $1,037,958,239)	$ 1,289,145,966
Fidelity Central Funds (cost $15,863,735)	15,863,735
Total Investments (cost $1,053,821,974)		$ 1,305,009,701
Receivable for investments sold		29,683,136
Receivable for fund shares sold		1,372,007
Dividends receivable		187,311
Distributions receivable from Fidelity Central Funds		772
Other receivables		280,271
Total assets		1,336,533,198

Liabilities
Payable for investments purchased	$ 30,215,400
Payable for fund shares redeemed	13,622,794
Accrued management fee	754,511
Distribution and service plan fees payable	9,590
Other affiliated payables	299,717
Other payables and accrued expenses	170,918
Collateral on securities loaned, at value	77,891
Total liabilities		45,150,821

Net Assets		$ 1,291,382,377
Net Assets consist of:
Paid in capital		$ 1,051,109,763
Undistributed net investment income		19,540,796
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,455,911)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		251,187,729
Net Assets		$ 1,291,382,377

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,539,457 ÷ 474,618 shares)	$ 28.53

Maximum offering price per share (100/94.25 of $28.53)	$ 30.27
Class T: Net Asset Value and redemption price per share ($4,348,975 ÷ 153,118 shares)	$ 28.40

Maximum offering price per share (100/96.50 of $28.40)	$ 29.43
Class B: Net Asset Value and offering price per share ($1,532,663 ÷ 54,432 shares)A	$ 28.16

Class C: Net Asset Value and offering price per share ($4,515,324 ÷ 160,840 shares)A	$ 28.07

China Region: Net Asset Value, offering price and redemption price per share ($1,265,488,434 ÷ 44,044,355 shares)	$ 28.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,957,524 ÷ 68,243 shares)	$ 28.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 39,489,882
Interest		86
Income from Fidelity Central Funds		137,672
Income before foreign taxes withheld		39,627,640
Less foreign taxes withheld		(3,165,755)
Total income		36,461,885

Expenses
Management fee	$ 9,807,145
Transfer agent fees	3,322,107
Distribution and service plan fees	123,475
Accounting and security lending fees	628,178
Custodian fees and expenses	506,447
Independent trustees' compensation	9,256
Registration fees	88,369
Audit	76,960
Legal	7,477
Interest	2,622
Miscellaneous	17,419
Total expenses before reductions	14,589,455
Expense reductions	(909,736)	13,679,719
Net investment income (loss)		22,782,166
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,254,587)
Foreign currency transactions	(261,369)
Total net realized gain (loss)		(16,515,956)
Change in net unrealized appreciation (depreciation) on: Investment securities	76,673,788
Assets and liabilities in foreign currencies	(86)
Total change in net unrealized appreciation (depreciation)		76,673,702
Net gain (loss)		60,157,746
Net increase (decrease) in net assets resulting from operations		$ 82,939,912

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,782,166	$ 27,851,224
Net realized gain (loss)	(16,515,956)	124,444,208
Change in net unrealized appreciation (depreciation)	76,673,702	(389,938,389)
Net increase (decrease) in net assets resulting from operations	82,939,912	(237,642,957)
Distributions to shareholders from net investment income	(15,687,379)	(25,544,611)
Distributions to shareholders from net realized gain	(18,721,345)	(1,707,007)
Total distributions	(34,408,724)	(27,251,618)
Share transactions - net increase (decrease)	(301,570,428)	(353,944,406)
Redemption fees	184,146	551,160
Total increase (decrease) in net assets	(252,855,094)	(618,287,821)

Net Assets
Beginning of period	1,544,237,471	2,162,525,292
End of period (including undistributed net investment income of $19,540,796 and undistributed net investment income of $15,589,239, respectively)	$ 1,291,382,377	$ 1,544,237,471

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.28	$ 31.61	$ 26.47	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.36	.33	.25	.30	.28
Net realized and unrealized gain (loss)	1.42	(4.33)	5.15	9.63	(12.91)
Total from investment operations	1.78	(4.00)	5.40	9.93	(12.63)
Distributions from net investment income	(.19)	(.31)	(.20)	(.16)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.53)	(.34)	(.27)	(.16)	-
Redemption fees added to paid in capital E	- J	.01	.01	.03	.02
Net asset value, end of period	$ 28.53	$ 27.28	$ 31.61	$ 26.47	$ 16.67
Total Return B, C, D	6.70%	(12.79)%	20.54%	60.41%	(43.07)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.36%	1.37%	1.38%	1.39%	1.44% A
Expenses net of fee waivers, if any	1.36%	1.37%	1.38%	1.39%	1.44% A
Expenses net of all reductions	1.29%	1.31%	1.31%	1.31%	1.30% A
Net investment income (loss)	1.35%	1.07%	.91%	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,539	$ 14,808	$ 16,047	$ 11,842	$ 340
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.13	$ 31.48	$ 26.40	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.29	.25	.18	.23	.26
Net realized and unrealized gain (loss)	1.40	(4.32)	5.13	9.64	(12.91)
Total from investment operations	1.69	(4.07)	5.31	9.87	(12.65)
Distributions from net investment income	(.08)	(.27)	(.18)	(.14)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.42)	(.29) K	(.24) L	(.14)	-
Redemption fees added to paid in capital E	- J	.01	.01	.02	.02
Net asset value, end of period	$ 28.40	$ 27.13	$ 31.48	$ 26.40	$ 16.65
Total Return B, C, D	6.38%	(13.04)%	20.27%	59.92%	(43.14)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.64%	1.63%	1.64%	1.66%	1.68% A
Expenses net of fee waivers, if any	1.64%	1.63%	1.64%	1.66%	1.68% A
Expenses net of all reductions	1.57%	1.57%	1.58%	1.58%	1.53% A
Net investment income (loss)	1.06%	.81%	.64%	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,349	$ 5,281	$ 6,070	$ 3,139	$ 107
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. L Total distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.94	$ 31.23	$ 26.28	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.16	.10	.04	.12	.20
Net realized and unrealized gain (loss)	1.40	(4.29)	5.09	9.63	(12.89)
Total from investment operations	1.56	(4.19)	5.13	9.75	(12.69)
Distributions from net investment income	-	(.08)	(.12)	(.10)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.34)	(.11)	(.19)	(.10)	-
Redemption fees added to paid in capital E	- J	.01	.01	.02	.02
Net asset value, end of period	$ 28.16	$ 26.94	$ 31.23	$ 26.28	$ 16.61
Total Return B, C, D	5.90%	(13.45)%	19.63%	59.16%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.11%	2.12%	2.14%	2.15%	2.17% A
Expenses net of fee waivers, if any	2.11%	2.12%	2.14%	2.15%	2.17% A
Expenses net of all reductions	2.04%	2.06%	2.08%	2.06%	2.02% A
Net investment income (loss)	.59%	.32%	.14%	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,533	$ 1,801	$ 2,496	$ 1,915	$ 155
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.86	$ 31.19	$ 26.25	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.16	.10	.04	.12	.20
Net realized and unrealized gain (loss)	1.39	(4.28)	5.09	9.62	(12.89)
Total from investment operations	1.55	(4.18)	5.13	9.74	(12.69)
Distributions from net investment income	-	(.13)	(.13)	(.12)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.34)	(.16)	(.20)	(.12)	-
Redemption fees added to paid in capital E	- J	.01	.01	.02	.02
Net asset value, end of period	$ 28.07	$ 26.86	$ 31.19	$ 26.25	$ 16.61
Total Return B, C, D	5.88%	(13.46)%	19.66%	59.18%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.11%	2.12%	2.14%	2.15%	2.13% A
Expenses net of fee waivers, if any	2.11%	2.12%	2.14%	2.15%	2.13% A
Expenses net of all reductions	2.04%	2.06%	2.07%	2.07%	1.98% A
Net investment income (loss)	.59%	.32%	.15%	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,515	$ 5,230	$ 5,938	$ 3,806	$ 233
Portfolio turnover rate G	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 27.49	$ 31.81	$ 26.55	$ 16.69	$ 41.52
Income from Investment Operations
Net investment income (loss) B	.45	.44	.34	.33	.39
Net realized and unrealized gain (loss)	1.42	(4.37)	5.18	9.68	(20.42)
Total from investment operations	1.87	(3.93)	5.52	10.01	(20.03)
Distributions from net investment income	(.29)	(.38)	(.21)	(.17)	(.32)
Distributions from net realized gain	(.34)	(.03)	(.07)	-	(4.53)
Total distributions	(.63)	(.40) G	(.27) H	(.17)	(4.85)
Redemption fees added to paid in capital B	- F	.01	.01	.02	.05
Net asset value, end of period	$ 28.73	$ 27.49	$ 31.81	$ 26.55	$ 16.69
Total Return A	7.01%	(12.52)%	20.97%	60.77%	(53.75)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.04%	1.06%	1.12%	1.11%
Expenses net of fee waivers, if any	1.04%	1.04%	1.06%	1.12%	1.11%
Expenses net of all reductions	.98%	.98%	1.00%	1.03%	.96%
Net investment income (loss)	1.66%	1.40%	1.22%	1.54%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,265,488	$ 1,515,084	$ 2,130,070	$ 2,138,141	$ 740,289
Portfolio turnover rate D	107%	87%	57%	88%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share. G Total distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. H Total distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.46	$ 31.79	$ 26.55	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.45	.43	.33	.37	.34
Net realized and unrealized gain (loss)	1.42	(4.37)	5.18	9.64	(12.94)
Total from investment operations	1.87	(3.94)	5.51	10.01	(12.60)
Distributions from net investment income	(.31)	(.37)	(.22)	(.18)	-
Distributions from net realized gain	(.34)	(.03)	(.07)	-	-
Total distributions	(.65)	(.40)	(.28) J	(.18)	-
Redemption fees added to paid in capital D	- I	.01	.01	.02	.02
Net asset value, end of period	$ 28.68	$ 27.46	$ 31.79	$ 26.55	$ 16.70
Total Return B, C	7.02%	(12.56)%	20.92%	60.78%	(42.96)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.06%	1.11%	1.08%	1.05% A
Expenses net of fee waivers, if any	1.04%	1.06%	1.11%	1.08%	1.05% A
Expenses net of all reductions	.98%	1.01%	1.04%	1.00%	.91% A
Net investment income (loss)	1.66%	1.38%	1.18%	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,958	$ 2,034	$ 1,904	$ 1,684	$ 60
Portfolio turnover rate F	107%	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share. J Total distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2 securities, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 267,134,828
Gross unrealized depreciation	(22,561,736)
Net unrealized appreciation (depreciation) on securities and other investments	$ 244,573,092

Tax Cost	$ 1,060,436,609

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,540,801
Capital loss carryforward	$ (23,841,276)
Net unrealized appreciation (depreciation)	$ 244,573,094

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (23,841,276)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 15,687,379	$ 27,251,618
Long-term Capital Gains	18,721,345	-
Total	$ 34,408,724	$ 27,251,618

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,465,665,476 and $1,764,182,469, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 35,281	$ 524
Class T	.25%	.25%	22,950	-
Class B	.75%	.25%	16,491	12,400
Class C	.75%	.25%	48,753	8,299
			$ 123,475	$ 21,223

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,963
Class T	2,292
Class B*	5,294
Class C*	614
$ 19,163

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 42,267.30
Class T	15,146.33
Class B	4,929.30
Class C	14,604.30
China Region	3,240,864.24
Institutional Class	4,297.24
	$ 3,322,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,024 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,482,818.39%		$ 2,622

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,885 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $111,499. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $909,245 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $491.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 100,983	$ 172,777
Class T	14,853	55,512
Class B	-	6,583
Class C	-	25,937
China Region	15,549,167	25,262,487
Institutional Class	22,376	21,315
Total	$ 15,687,379	$ 25,544,611
From net realized gain
Class A	$ 182,091	$ 13,756
Class T	60,664	5,178
Class B	21,876	2,007
Class C	65,490	4,950
China Region	18,366,435	1,679,687
Institutional Class	24,789	1,429
Total	$ 18,721,345	$ 1,707,007

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	128,967	281,861	$ 3,497,936	$ 8,932,867
Reinvestment of distributions	10,227	5,327	266,217	172,528
Shares redeemed	(207,420)	(251,952)	(5,547,035)	(7,835,006)
Net increase (decrease)	(68,226)	35,236	$ (1,782,882)	$ 1,270,389
Class T
Shares sold	40,215	75,956	$ 1,078,486	$ 2,390,903
Reinvestment of distributions	2,834	1,832	73,623	59,161
Shares redeemed	(84,588)	(75,948)	(2,252,505)	(2,353,550)
Net increase (decrease)	(41,539)	1,840	$ (1,100,396)	$ 96,514

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	4,773	8,058	$ 131,481	$ 255,784
Reinvestment of distributions	760	239	19,651	7,684
Shares redeemed	(17,966)	(21,353)	(477,343)	(653,889)
Net increase (decrease)	(12,433)	(13,056)	$ (326,211)	$ (390,421)
Class C
Shares sold	39,150	88,544	$ 1,051,097	$ 2,766,692
Reinvestment of distributions	2,380	892	61,380	28,631
Shares redeemed	(75,401)	(85,136)	(1,981,464)	(2,585,147)
Net increase (decrease)	(33,871)	4,300	$ (868,987)	$ 210,176
China Region
Shares sold	5,981,804	12,355,142	$ 163,640,090	$ 393,844,409
Reinvestment of distributions	1,245,751	794,988	32,563,934	25,868,885
Shares redeemed	(18,300,659)	(24,993,159)	(493,563,874)	(775,253,396)
Net increase (decrease)	(11,073,104)	(11,843,029)	$ (297,359,850)	$ (355,540,102)
Institutional Class
Shares sold	33,539	53,728	$ 913,352	$ 1,636,945
Reinvestment of distributions	1,708	607	44,574	19,735
Shares redeemed	(41,079)	(40,146)	(1,090,028)	(1,247,642)
Net increase (decrease)	(5,832)	14,189	$ (132,102)	$ 409,038

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)
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Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 64% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/2011	$0.392	$0.0863

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively.

Fidelity China Region Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in October 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AHKCI-UANN-1212
1.861450.104

Fidelity®

Emerging Markets
Fund -

Class K

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class K A	1.25%	-7.95%	13.98%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Emerging Markets Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund - Class K on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks gained 2.98% for the year ending October 31, 2012, as measured by the MSCI® Emerging Markets Index. After some early choppiness, the index rallied strongly in the first two months of 2012 but retreated from March through May amid renewed concerns about Europe's sovereign debt crisis and continued economic sluggishness in key countries such as China and Brazil. A general uptrend in the final five months of the period lifted the index into positive territory for the full year, despite the head wind of a generally stronger U.S. dollar. Major benchmark component Brazil was a drag on performance, falling roughly 13%. The nation's inflation rate crept higher while economic growth ebbed, creating an unfavorable backdrop for stocks here. India's market retreated about 5%, while Russia gave up 4%. Conversely, Hong Kong advanced approximately 17%, aided by rebounding shares of property developers, while South Africa added 7%, China rose roughly 5% and South Korea and Taiwan gained about 4% and 1%, respectively. Sentiment about Chinese stocks improved following the government's September approval of massive outlays for infrastructure projects, in hopes of halting that nation's economic slowdown. However, China's ongoing transition to new Communist Party leadership created uncertainty that kept some investors on the sidelines.

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund for most of the period: For the year, the fund's Class K shares returned 1.25%, lagging the MSCI index. Relative performance was hurt the most by out-of-benchmark exposure to emerging-markets stocks listed in the United States, the United Kingdom and Canada, along with my picks in Taiwan and Hong Kong. Important individual detractors included OGX Petroleo e Gas Participacoes, a Brazilian producer of crude oil and natural gas. Given the company's significant downward revisions in its production and earnings targets, I sold the stock. Similar comments apply to an out-of-index position in Canadian gold-mining stock Eldorado Gold, which I also sold. Further weighing on our results was a non-index stake in China-based Yantai Changyu Pioneer Wine and underweighting the strong-performing shares of Taiwan Semiconductor Manufacturing. Conversely, stock selection in Indonesia helped. An out-of-benchmark stake in Indonesian cellular tower operator Tower Bersama Infrastructure paid off, as did underweighting Brazilian iron ore and nickel producer Vale and a sizable overweighting in Chinese automaker Great Wall Motor, which outperformed.

Note to shareholders: On October 1, 2012, Sammy Simnegar became Portfolio Manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Emerging Markets	1.08%
Actual		$ 1,000.00	$ 965.10	$ 5.33
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Class K	.87%
Actual		$ 1,000.00	$ 966.00	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Korea (South)	13.3%
Brazil	12.2%
India	7.8%
Indonesia	7.2%
United States of America	5.9%
Cayman Islands	5.8%
South Africa	5.6%
Thailand	4.0%
Russia	3.9%
Other	34.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Korea (South)	20.3%
Brazil	10.8%
Indonesia	7.1%
Taiwan	6.7%
China	6.4%
South Africa	6.2%
Cayman Islands	5.9%
Russia	5.3%
Hong Kong	4.9%
Other	26.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.4	99.3
Bonds	0.0	0.1
Short-Term Investments and Net Other Assets (Liabilities)	1.6	0.6
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.4	5.1
iShares MSCI Emerging Markets Index ETF (United States of America, Investment Companies)	2.0	0.0
Vale SA (PN-A) (Brazil, Metals & Mining)	1.7	0.7
Hyundai Motor Co. (Korea (South), Automobiles)	1.6	2.0
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.6	1.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.6	0.0
Itau Unibanco Holdings SA sponsored ADR (Brazil, Commercial Banks)	1.5	0.0
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	1.5	1.4
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	1.4	1.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.2	1.6
	18.5
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	20.5
Consumer Discretionary	17.8	12.7
Information Technology	13.5	14.6
Consumer Staples	11.0	9.7
Materials	10.4	9.5
Industrials	9.5	8.7
Energy	6.4	13.8
Telecommunication Services	2.9	4.6
Health Care	1.4	1.4
Utilities	1.2	3.9

Annual Report

Fidelity Emerging Markets Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Australia - 0.3%
Iluka Resources Ltd.	834,598	$ 8,594,236
Bailiwick of Jersey - 0.2%
Randgold Resources Ltd. sponsored ADR	51,100	6,111,049
Bermuda - 1.8%
Brilliance China Automotive Holdings Ltd. (a)	7,674,000	9,585,012
Credicorp Ltd. (NY Shares)	234,732	30,360,237
Digital China Holdings Ltd. (H Shares)	3,854,000	6,484,624
Great Eagle Holdings Ltd.	1,232,000	3,656,234
Jardine Matheson Holdings Ltd.	8,000	492,800
TOTAL BERMUDA		50,578,907
Brazil - 12.2%
BR Malls Participacoes SA	1,346,200	17,697,024
Brasil Foods SA	561,934	10,223,018
CCR SA	1,867,700	16,423,585
Cetip SA - Mercados Organizado	787,433	9,072,121
Cielo SA	786,100	19,448,820
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	323,819	15,135,300
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	974,334	39,743,084
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	227,355	9,624,570
Companhia de Saneamento de Minas Gerais	475,717	11,228,612
Gerdau SA sponsored ADR	1,561,874	13,728,872
Itau Unibanco Holdings SA sponsored ADR	2,893,600	42,188,688
Localiza Rent A Car SA	32,300	566,151
Mills Estruturas e Servicos de Engenharia SA	519,700	7,968,025
Multiplan Empreendimentos Imobiliarios SA	624,367	18,290,951
Multiplus SA	801,910	18,631,808
Qualicorp SA (a)	1,137,600	11,672,575
Souza Cruz SA	26,767	349,241
Totvs SA	228,374	4,643,828
Ultrapar Participacoes SA	957,700	20,087,157
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	1,623,461	7,841,339
Vale SA (PN-A)	2,636,723	47,189,819
TOTAL BRAZIL		341,754,588
British Virgin Islands - 1.1%
Arcos Dorados Holdings, Inc. Class A	1,067,435	13,780,586
Gem Diamonds Ltd. (a)	759,283	2,067,682
Mail.ru Group Ltd. GDR (e)	442,500	14,757,375
TOTAL BRITISH VIRGIN ISLANDS		30,605,643
Canada - 0.4%
Africa Oil Corp. (a)	29,951	297,486

	Shares	Value
First Quantum Minerals Ltd.	430,268	$ 9,671,606
Ivanplats Ltd. Class A (f)	549,975	2,299,570
TOTAL CANADA		12,268,662
Cayman Islands - 5.8%
Anta Sports Products Ltd.	4,438,000	3,779,434
Baidu.com, Inc. sponsored ADR (a)	128,900	13,743,318
Belle International Holdings Ltd.	4,010,000	7,471,487
Chailease Holding Co. Ltd.	2,784,000	4,956,111
Changyou.com Ltd. (A Shares) ADR	223,219	5,546,992
Country Garden Holdings Co. Ltd.	1,446,106	580,305
ENN Energy Holdings Ltd.	244,000	1,015,348
Eurasia Drilling Co. Ltd. GDR (Reg. S)	470,291	16,272,069
Golden Eagle Retail Group Ltd. (H Shares)	2,923,000	6,411,701
Hengan International Group Co. Ltd.	1,846,000	16,816,356
Hengdeli Holdings Ltd.	44,860,000	14,123,573
Intime Department Store Group Co. Ltd.	2,884,000	3,416,122
KWG Property Holding Ltd.	3,842,500	2,290,611
MStar Semiconductor, Inc.	216,000	1,830,195
NetEase.com, Inc. sponsored ADR (a)	153,152	8,270,208
Sands China Ltd.	856,000	3,219,644
SINA Corp. (a)	106,400	5,812,632
Tencent Holdings Ltd.	1,258,300	44,486,707
Vinda International Holdings Ltd.	3,041,000	4,245,601
TOTAL CAYMAN ISLANDS		164,288,414
Chile - 0.7%
CAP SA	217,106	7,484,438
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (d)	194,647	11,260,329
TOTAL CHILE		18,744,767
China - 3.2%
Air China Ltd. (H Shares)	6,326,000	4,489,390
China Communications Construction Co. Ltd. (H Shares)	9,315,000	8,738,015
China Communications Services Corp. Ltd. (H Shares)	19,970,000	11,260,431
China Minsheng Banking Corp. Ltd. (H Shares)	15,847,000	14,415,565
China Railway Construction Corp. Ltd. (H Shares)	4,693,500	4,663,189
China Shenhua Energy Co. Ltd. (H Shares)	835,500	3,557,590
Dongfeng Motor Group Co. Ltd. (H Shares)	4,462,000	5,527,087
Great Wall Motor Co. Ltd. (H Shares)	8,433,500	23,178,373
Huadian Power International Corp. Ltd. (H Shares) (a)	12,364,000	3,142,829
Tsingtao Brewery Co. Ltd. (H Shares)	82,000	443,326
Yantai Changyu Pioneer Wine Co. (B Shares)	1,873,860	9,499,805
TOTAL CHINA		88,915,600
Common Stocks - continued
	Shares	Value
Colombia - 1.5%
Almacenes Exito SA	741,818	$ 14,141,719
BanColombia SA sponsored ADR	174,049	11,142,617
Ecopetrol SA ADR (d)	296,500	17,555,765
TOTAL COLOMBIA		42,840,101
Czech Republic - 0.3%
Philip Morris CR A/S	14,266	7,643,421
Finland - 0.6%
Kone Oyj (B Shares) (d)	20,800	1,489,536
Nokian Tyres PLC	360,700	14,960,682
TOTAL FINLAND		16,450,218
France - 0.5%
LVMH Moet Hennessy - Louis Vuitton SA	91,254	14,832,171
Hong Kong - 2.6%
AIA Group Ltd.	125,400	496,743
China Mobile Ltd.	481,600	5,341,785
CNOOC Ltd.	20,334,000	41,846,900
Dah Chong Hong Holdings Ltd.	8,279,000	7,808,916
Galaxy Entertainment Group Ltd. (a)	1,617,000	5,560,358
Guangdong Investment Ltd.	9,818,000	8,031,706
Shenzhen Investment Ltd.	6,594,000	1,752,716
Singamas Container Holdings Ltd.	13,906,000	3,516,850
TOTAL HONG KONG		74,355,974
India - 7.8%
Axis Bank Ltd.	534,804	11,754,655
Bajaj Auto Ltd.	325,108	10,975,605
Bharat Heavy Electricals Ltd.	1,834,291	7,663,760
GlaxoSmithKline Pharmaceuticals Ltd.	53,036	1,976,344
HDFC Bank Ltd.	1,040,389	12,216,228
Hindustan Unilever Ltd.	2,149,272	21,834,254
Housing Development Finance Corp. Ltd.	1,078,774	15,284,887
ICICI Bank Ltd.	1,222,397	23,784,961
ITC Ltd.	890,169	4,674,607
Jaypee Infratech Ltd.	2,914,167	2,586,218
Larsen & Toubro Ltd.	436,558	13,199,784
Mahindra & Mahindra Financial Services Ltd.	813,982	13,111,002
Tata Consultancy Services Ltd.	854,377	20,889,005
Tata Motors Ltd.	4,253,223	20,225,370
Tata Steel Ltd.	1,656,008	12,071,115
Tech Mahindra Ltd. (a)	245,142	4,321,251
Titan Industries Ltd.	1,632,955	7,869,626
Ultratech Cemco Ltd.	430,479	15,971,047
TOTAL INDIA		220,409,719
Indonesia - 7.2%
PT AKR Corporindo Tbk	980,500	454,264
PT Astra International Tbk	35,143,500	29,453,824
PT Bank Central Asia Tbk	579,500	494,730
PT Bank Mandiri (Persero) Tbk	27,768,000	23,850,602

	Shares	Value
PT Bank Rakyat Indonesia Tbk	37,260,000	$ 28,706,177
PT Bank Tabungan Negara Tbk	177,500	28,089
PT Bumi Serpong Damai Tbk	62,585,400	8,079,705
PT Ciputra Development Tbk	3,464,500	245,273
PT Gadjah Tunggal Tbk	6,986,500	1,582,048
PT Global Mediacom Tbk	56,864,000	13,468,511
PT Indocement Tunggal Prakarsa Tbk	8,437,500	18,798,723
PT Indofood Sukses Makmur Tbk	6,511,000	4,846,794
PT Jasa Marga Tbk	9,787,500	5,910,178
PT Media Nusantara Citra Tbk	3,430,000	1,008,819
PT Mitra Adiperkasa Tbk	19,720,000	13,447,731
PT Pembangunan Perumahan Persero Tbk	16,021,500	1,284,383
PT Resource Alam Indonesia Tbk	8,074,000	2,395,711
PT Semen Gresik (Persero) Tbk	9,173,000	14,229,789
PT Summarecon Agung Tbk	1,465,500	267,008
PT Telkomunikasi Indonesia Tbk Series B	5,655,500	5,744,037
PT Tower Bersama Infrastructure Tbk (a)	37,424,865	19,481,888
PT United Tractors Tbk	4,048,000	8,892,497
PT Wijaya Karya Persero Tbk	7,813,500	1,114,466
TOTAL INDONESIA		203,785,247
Ireland - 0.3%
Dragon Oil PLC	870,100	7,792,888
Israel - 1.0%
Check Point Software Technologies Ltd. (a)	338,460	15,071,624
Israel Chemicals Ltd.	1,067,200	13,354,942
TOTAL ISRAEL		28,426,566
Italy - 0.4%
Prada SpA	1,450,500	11,828,517
Japan - 0.0%
Fanuc Corp.	3,500	557,247
Korea (South) - 13.3%
Cheil Worldwide, Inc.	25,820	497,304
CJ Corp.	24,943	2,436,376
Cosmax, Inc.	6,480	289,137
DGB Financial Group Co. Ltd.	393,540	4,980,971
Dongbu Insurance Co. Ltd.	267,210	12,118,952
Grand Korea Leisure Co. Ltd.	42,920	1,208,493
Hana Financial Group, Inc.	160,710	4,679,858
Honam Petrochemical Corp.	12,930	2,644,536
Hotel Shilla Co.	314,713	13,277,569
Hyundai Glovis Co. Ltd.	8,608	1,792,149
Hyundai Heavy Industries Co. Ltd.	88,694	18,628,410
Hyundai Hysco Co. Ltd.	388,360	15,529,842
Hyundai Mobis	44,867	11,439,785
Hyundai Motor Co.	220,399	45,380,786
Hyundai Wia Corp.	25,092	4,061,870
Industrial Bank of Korea	643,160	7,078,583
Interflex Co. Ltd.	4,601	262,475
Kia Motors Corp.	521,053	28,960,135
Korea Zinc Co. Ltd.	4,236	1,740,524
Common Stocks - continued
	Shares	Value
Korea (South) - continued
KT Corp.	12,310	$ 417,989
KT&G Corp.	241,611	18,414,663
LG Chemical Ltd.	83,338	23,388,941
LG Corp.	75,855	4,633,450
Lotte Samkang Co. Ltd.	15,336	10,281,951
NHN Corp.	2,225	515,273
Samsung C&T Corp.	82,372	4,480,024
Samsung Electronics Co. Ltd.	102,273	122,879,192
Samsung Heavy Industries Ltd.	74,960	2,292,828
Silicon Works Co. Ltd.	87,326	2,238,574
SK Energy Co. Ltd.	2,948	433,959
Sung Kwang Bend Co. Ltd.	235,711	5,707,289
TK Corp. (a)	91,531	2,321,183
TOTAL KOREA (SOUTH)		375,013,071
Luxembourg - 0.5%
L'Occitane Ltd.	4,051,000	12,623,357
Malaysia - 0.3%
Bumiputra-Commerce Holdings Bhd	190,200	476,437
Malayan Banking Bhd	2,652,100	7,862,266
TOTAL MALAYSIA		8,338,703
Mexico - 3.1%
CEMEX SA de CV sponsored ADR	1,749,940	15,819,458
Coca-Cola FEMSA SAB de CV Series L	322,685	4,135,957
Fomento Economico Mexicano SAB de CV unit	1,498,100	13,491,366
Grupo Financiero Banorte SAB de CV Series O	3,860,500	21,448,860
Grupo Mexico SA de CV Series B	2,869,031	9,193,871
Grupo Televisa SA de CV	5,127,457	23,307,335
TOTAL MEXICO		87,396,847
Netherlands - 0.6%
ASML Holding NV (Netherlands)	77,500	4,260,351
Yandex NV (a)	529,500	12,326,760
TOTAL NETHERLANDS		16,587,111
Nigeria - 0.6%
Guaranty Trust Bank PLC GDR (Reg. S)	2,876,489	17,834,232
Panama - 0.9%
Banco Latinoamericano de Exporaciones SA (BLADEX) Series E	334,992	7,537,320
Copa Holdings SA Class A	177,200	16,447,704
TOTAL PANAMA		23,985,024
Philippines - 2.6%
Alliance Global Group, Inc.	17,480,300	6,328,634
Ayala Corp.	471,140	5,078,224
International Container Terminal Services, Inc.	8,189,630	14,147,536
Manila Water Co., Inc.	2,015,100	1,421,847
Metropolitan Bank & Trust Co.	2,733,240	6,317,708

	Shares	Value
Philippine National Bank (a)	2,173,910	$ 3,808,309
PUREGOLD Price Club, Inc.	6,059,500	4,415,621
Security Bank Corp.	4,334,780	17,075,447
SM Investments Corp.	338,620	6,615,860
SM Prime Holdings, Inc.	23,060,100	8,135,558
TOTAL PHILIPPINES		73,344,744
Poland - 0.5%
Bank Polska Kasa Opieki SA	315,900	15,168,424
Russia - 3.6%
Magnit OJSC GDR (Reg. S)	16,600	589,300
Mechel Steel Group OAO sponsored ADR	137,815	875,125
Mobile TeleSystems OJSC sponsored ADR	422,061	7,234,126
NOVATEK OAO GDR (Reg. S)	193,758	22,088,412
Sberbank (Savings Bank of the Russian Federation)	15,341,500	44,911,019
Tatneft OAO sponsored ADR	168,500	6,527,690
TNK-BP Holding	172,236	351,605
Uralkali OJSC GDR (Reg. S)	456,400	17,881,752
TOTAL RUSSIA		100,459,029
Singapore - 0.4%
Keppel Corp. Ltd.	1,258,000	10,993,835
South Africa - 5.6%
African Bank Investments Ltd.	4,768,962	16,126,353
AVI Ltd.	1,754,243	11,568,638
Bidvest Group Ltd.	380,600	9,084,114
FirstRand Ltd.	4,424,260	14,685,197
Foschini Ltd.	302,764	4,395,860
Imperial Holdings Ltd.	906,370	20,590,932
Life Healthcare Group Holdings Ltd.	4,987,200	18,860,211
Mr Price Group Ltd.	1,095,801	16,928,667
Nampak Ltd.	964,381	3,214,362
Naspers Ltd. Class N	426,880	27,713,611
Shoprite Holdings Ltd.	455,500	9,366,731
Tongaat Hulett Ltd.	306,300	4,804,346
TOTAL SOUTH AFRICA		157,339,022
Switzerland - 1.0%
Compagnie Financiere Richemont SA Series A	115,158	7,468,639
Dufry AG (a)	90,900	11,536,970
Swatch Group AG (Bearer)	19,710	8,156,592
TOTAL SWITZERLAND		27,162,201
Taiwan - 3.6%
ASUSTeK Computer, Inc.	923,000	9,890,414
Chipbond Technology Corp.	2,998,000	5,080,486
Far EasTone Telecommunications Co. Ltd.	3,567,000	8,230,599
MediaTek, Inc.	821,188	9,122,749
Novatek Microelectronics Corp.	2,370,000	8,925,026
Radiant Opto-Electronics Corp.	1,097,620	4,565,588
Common Stocks - continued
	Shares	Value
Taiwan - continued
Taiwan Semiconductor Manufacturing Co. Ltd.	11,416,000	$ 34,788,211
Unified-President Enterprises Corp.	10,937,710	19,321,665
TOTAL TAIWAN		99,924,738
Thailand - 4.0%
Advanced Info Service PCL (For. Reg.)	3,405,000	21,926,557
Asian Property Development PCL (For. Reg.)	22,831,800	6,476,578
Bangkok Bank Public Co. Ltd. (For. Reg.)	1,944,600	11,476,120
Bangkok Expressway PCL (For.Reg.)	7,473,700	6,762,151
Bumrungrad Hospital PCL (For. Reg.)	1,280,700	3,163,124
C.P. ALL PCL (For. Reg.)	8,367,800	10,845,127
Hemaraj Land & Development PCL	12,652,700	1,295,386
Home Product Center PCL (For. Reg.)	20,589,700	7,653,165
Kasikornbank PCL (For. Reg.)	82,500	484,187
PTT PCL (For. Reg.)	1,169,600	12,126,925
Siam Commercial Bank PCL (For. Reg.)	5,491,000	28,824,617
TOTAL THAILAND		111,033,937
Turkey - 3.3%
Coca-Cola Icecek A/S	719,327	13,965,177
Enka Insaat ve Sanayi A/S	2,440,000	6,479,442
TAV Havalimanlari Holding A/S	729,000	3,619,582
Turk Hava Yollari AO (a)	3,616,000	8,371,771
Turkiye Garanti Bankasi A/S	5,569,395	26,596,386
Turkiye Halk Bankasi A/S	2,103,000	18,536,904
Turkiye Is Bankasi A/S Series C	4,367,000	14,861,199
Turkiye Petrol Rafinerile A/S	32,000	781,925
TOTAL TURKEY		93,212,386
United Arab Emirates - 0.1%
NMC Health PLC	1,233,181	3,601,983
United Kingdom - 1.9%
Afren PLC (a)	1,231,300	2,736,113
Aggreko PLC	313,500	10,877,078
Antofagasta PLC	143,400	2,908,846
British American Tobacco PLC (United Kingdom)	61,600	3,055,336
Ophir Energy PLC (a)	976,996	8,742,398
Prudential PLC	42,420	582,579
Standard Chartered PLC (United Kingdom)	549,760	12,983,809
Tullow Oil PLC	476,500	10,796,084
TOTAL UNITED KINGDOM		52,682,243
United States of America - 2.3%
Colgate-Palmolive Co.	130,650	13,713,024
Cummins, Inc.	100,540	9,408,533
Freeport-McMoRan Copper & Gold, Inc.	14,000	544,320
Mead Johnson Nutrition Co. Class A	198,160	12,218,546
Philip Morris International, Inc.	96,640	8,558,438

	Shares	Value
Rockwood Holdings, Inc.	95,248	$ 4,371,883
Yum! Brands, Inc.	206,420	14,472,106
TOTAL UNITED STATES OF AMERICA		63,286,850
TOTAL COMMON STOCKS (Cost $2,408,789,180)		2,700,771,672
Nonconvertible Preferred Stocks - 0.3%

Russia - 0.3%
Surgutneftegaz JSC (Cost $11,137,681)	15,516,000	9,610,219
Investment Companies - 2.0%

United States of America - 2.0%
iShares MSCI Emerging Markets Index ETF (Cost $56,917,403)	1,364,100	56,078,151
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.19% (b)	29,919,473	29,919,473
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	38,537,213	38,537,213
TOTAL MONEY MARKET FUNDS (Cost $68,456,686)		68,456,686
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $2,545,300,950)	2,834,916,728
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(23,242,128)
NET ASSETS - 100%	$ 2,811,674,600
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,757,375 or 0.5% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,299,570 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Ivanplats Ltd. Class A	10/23/12	$ 2,663,584
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,641
Fidelity Securities Lending Cash Central Fund	257,878
Total	$ 303,519
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 503,188,373	$ 482,963,003	$ 20,225,370	$ -
Consumer Staples	308,631,549	305,576,213	3,055,336	-
Energy	184,000,896	142,153,996	41,846,900	-
Financials	632,164,723	595,580,955	36,583,768	-
Health Care	39,274,237	39,274,237	-	-
Industrials	260,070,095	260,070,095	-	-
Information Technology	380,161,678	341,113,116	39,048,562	-
Materials	288,788,016	286,488,446	2,299,570	-
Telecommunication Services	79,637,412	68,133,601	11,503,811	-
Utilities	34,464,912	34,464,912	-	-
Investment Companies	56,078,151	56,078,151	-	-
Money Market Funds	68,456,686	68,456,686	-	-
Total Investments in Securities:	$ 2,834,916,728	$ 2,680,353,411	$ 154,563,317	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 928,909,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $36,461,919) - See accompanying schedule: Unaffiliated issuers (cost $2,476,844,264)	$ 2,766,460,042
Fidelity Central Funds (cost $68,456,686)	68,456,686
Total Investments (cost $2,545,300,950)		$ 2,834,916,728
Cash		3,018,397
Foreign currency held at value (cost $12,706,460)		12,719,558
Receivable for investments sold		86,822,118
Receivable for fund shares sold		2,169,307
Dividends receivable		5,305,231
Distributions receivable from Fidelity Central Funds		26,243
Other receivables		2,320,404
Total assets		2,947,297,986

Liabilities
Payable for investments purchased	$ 88,056,191
Payable for fund shares redeemed	6,240,218
Accrued management fee	1,669,645
Other affiliated payables	627,056
Other payables and accrued expenses	493,063
Collateral on securities loaned, at value	38,537,213
Total liabilities		135,623,386

Net Assets		$ 2,811,674,600
Net Assets consist of:
Paid in capital		$ 2,814,999,392
Undistributed net investment income		34,119,316
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(326,713,001)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		289,268,893
Net Assets		$ 2,811,674,600

Statement of Assets and Liabilities - continued

October 31, 2012

Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,203,756,037 ÷ 99,491,943 shares)	$ 22.15

Class K: Net Asset Value, offering price and redemption price per share ($607,918,563 ÷ 27,441,326 shares)	$ 22.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 86,522,575
Interest		105,837
Income from Fidelity Central Funds		303,519
Income before foreign taxes withheld		86,931,931
Less foreign taxes withheld		(8,754,391)
Total income		78,177,540

Expenses
Management fee	$ 21,897,795
Transfer agent fees	7,021,581
Accounting and security lending fees	1,347,028
Custodian fees and expenses	1,845,693
Independent trustees' compensation	20,683
Registration fees	86,128
Audit	118,130
Legal	16,723
Interest	4,699
Miscellaneous	40,045
Total expenses before reductions	32,398,505
Expense reductions	(1,950,839)	30,447,666
Net investment income (loss)		47,729,874
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,412,836
Foreign currency transactions	(4,436,506)
Total net realized gain (loss)		21,976,330
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,607,945)
Assets and liabilities in foreign currencies	21,905
Total change in net unrealized appreciation (depreciation)		(38,586,040)
Net gain (loss)		(16,609,710)
Net increase (decrease) in net assets resulting from operations		$ 31,120,164

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 47,729,874	$ 63,930,762
Net realized gain (loss)	21,976,330	283,847,843
Change in net unrealized appreciation (depreciation)	(38,586,040)	(874,036,776)
Net increase (decrease) in net assets resulting from operations	31,120,164	(526,258,171)
Distributions to shareholders from net investment income	(46,903,179)	(49,437,799)
Distributions to shareholders from net realized gain	-	(24,690,435)
Total distributions	(46,903,179)	(74,128,234)
Share transactions - net increase (decrease)	(578,640,528)	(859,245,695)
Redemption fees	392,465	1,366,825
Total increase (decrease) in net assets	(594,031,078)	(1,458,265,275)

Net Assets
Beginning of period	3,405,705,678	4,863,970,953
End of period (including undistributed net investment income of $34,119,316 and undistributed net investment income of $36,916,001, respectively)	$ 2,811,674,600	$ 3,405,705,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.23	$ 25.72	$ 20.68	$ 13.71	$ 37.55
Income from Investment Operations
Net investment income (loss) B	.33	.35	.23	.17	.42 E
Net realized and unrealized gain (loss)	(.11)	(3.48)	5.05	7.03	(22.73)
Total from investment operations	.22	(3.13)	5.28	7.20	(22.31)
Distributions from net investment income	(.30)	(.24)	(.12)	(.24)	(.19)
Distributions from net realized gain	-	(.13)	(.14)	-	(1.37)
Total distributions	(.30)	(.37)	(.25) H	(.24)	(1.56)
Redemption fees added to paid in capital B	- G	.01	.01	.01	.03
Net asset value, end of period	$ 22.15	$ 22.23	$ 25.72	$ 20.68	$ 13.71
Total Return A	1.03%	(12.33)%	25.76%	53.95%	(61.84)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.09%	1.07%	1.14%	1.16%	1.07%
Expenses net of fee waivers, if any	1.09%	1.07%	1.14%	1.16%	1.07%
Expenses net of all reductions	1.03%	1.01%	1.09%	1.10%	1.02%
Net investment income (loss)	1.50%	1.38%	1.00%	1.09%	1.47% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,203,756	$ 2,907,884	$ 3,975,342	$ 3,649,582	$ 2,086,196
Portfolio turnover rate D	176%	122%	85%	88%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.25 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.135 per share.

Financial Highlights - Class K

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 22.23	$ 25.75	$ 20.69	$ 13.72	$ 31.99
Income from Investment Operations
Net investment income (loss) D	.37	.40	.28	.22	.15 G
Net realized and unrealized gain (loss)	(.10)	(3.48)	5.05	7.02	(18.43)
Total from investment operations	.27	(3.08)	5.33	7.24	(18.28)
Distributions from net investment income	(.35)	(.32)	(.15)	(.28)	-
Distributions from net realized gain	-	(.13)	(.14)	-	-
Total distributions	(.35)	(.45)	(.28) K	(.28)	-
Redemption fees added to paid in capital D	- J	.01	.01	.01	.01
Net asset value, end of period	$ 22.15	$ 22.23	$ 25.75	$ 20.69	$ 13.72
Total Return B, C	1.25%	(12.17)%	26.03%	54.44%	(57.11)%
Ratios to Average Net Assets E, I
Expenses before reductions	.87%	.87%	.90%	.91%	.92% A
Expenses net of fee waivers, if any	.87%	.87%	.90%	.91%	.92% A
Expenses net of all reductions	.81%	.80%	.84%	.84%	.87% A
Net investment income (loss)	1.72%	1.58%	1.24%	1.35%	2.02% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 607,919	$ 497,821	$ 888,629	$ 270,075	$ 87,427
Portfolio turnover rate F	176%	122%	85%	88%	63%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $.28 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.135 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 356,494,948
Gross unrealized depreciation	(80,646,374)
Net unrealized appreciation (depreciation) on securities and other investments	$ 275,848,574

Tax Cost	$ 2,559,068,154

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,119,771
Capital loss carryforward	$ (312,945,798)
Net unrealized appreciation (depreciation)	$ 275,501,689

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (300,796,983)
No expiration
Short-term	(12,148,815)
Total capital loss carryforward	$ (312,945,798)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 46,903,179	$ 74,128,234

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,371,118,757 and $5,935,273,389, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 6,721,313.27
Class K	300,268.05
	$ 7,021,581

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,222 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,311,759.38%		$ 4,699

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,701 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $257,878. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,950,355 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $484.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Emerging Markets	$ 38,359,433	$ 38,140,950
Class K	8,543,746	11,296,849
Total	$ 46,903,179	$ 49,437,799
From net realized gain
Emerging Markets	$ -	$ 20,164,680
Class K	-	4,525,755
Total	$ -	$ 24,690,435

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Emerging Markets
Shares sold	17,560,683	35,985,818	$ 382,055,836	$ 924,231,122
Reinvestment of distributions	1,697,255	2,151,168	36,745,572	55,865,828
Shares redeemed	(50,595,892)	(61,852,310)	(1,110,238,720)	(1,567,144,468)
Net increase (decrease)	(31,337,954)	(23,715,324)	$ (691,437,312)	$ (587,047,518)
Class K
Shares sold	14,677,576	11,514,792	$ 321,820,048	$ 289,925,357
Reinvestment of distributions	395,361	610,205	8,543,746	15,822,605
Shares redeemed	(10,025,395)	(24,238,483)	(217,567,010)	(577,946,139)
Net increase (decrease)	5,047,542	(12,113,486)	$ 112,796,784	$ (272,198,177)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 88% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.412 and $0.0618 for the dividend paid December 5, 2011.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.
Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period, the second quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity's International Equity Funds

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Fidelity Diversified International Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Fidelity Emerging Markets Fund

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Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity Global Commodity Stock Fund

Fidelity International Capital Appreciation Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

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Fidelity Japan Smaller Companies Fund

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Fidelity Overseas Fund

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EMF-K-UANN-1212
1.863014.104

Fidelity Advisor®

Japan

Fund - Class A, Class T, Class B, and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are
classes of Fidelity® Japan Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-6.36%	-9.22%	3.18%
Class T (incl. 3.50% sales charge) B	-4.23%	-8.87%	3.38%
Class B (incl. contingent deferred sales charge) C	-6.13%	-8.68%	3.66%
Class C (incl. contingent deferred sales charge) D	-2.25%	-8.37%	3.67%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Class A on October 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period. The initial offering of Class A took place on December 14, 2010. See above for additional information regarding the performance of Class A.

-

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Rie Shigekawa, Portfolio Manager of Fidelity Advisor® Japan Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -0.64%, -0.75%, -1.24% and -1.27%, respectively (excluding sales charges), well ahead of the TOPIX, which returned -2.93%. The fund got a sizable boost from stock selection in the consumer discretionary sector, especially the automobile/components and media groups. My choices in the pharmaceuticals, biotechnology and life science part of health care also lifted performance, and security selection in the software/services segment of information technology helped as well. In the latter two cases, though, the benefits were largely or entirely offset by unfavorable positioning elsewhere in the sector. The fund's biggest individual contributor was Astellas Pharma, one of the largest Japanese drug companies. Given the company's reinvigorated product pipeline and healthy dividend yield, the stock offered growth potential and relative safety, and investors rewarded it with roughly a 40% advance. Other strong performers were Otsuka, an IT services provider for small and medium-sized businesses, and So-net Entertainment, which provides Internet services to Sony customers and was partially owned by Sony. During the period, Sony acquired the remaining stake in So-net at a healthy premium to where the shares had been trading. Sony, a weak-performing benchmark component, contributed to performance because the fund didn't own it. Automaker Toyota, the fund's largest holding during the period, also contributed. Conversely, the biggest negative factors were stock selection and a large overweighting in technology hardware/equipment, a group that accounted for the four largest individual detractors from relative performance: Fujitsu, Canon, Shimadzu and Toshiba. All of these companies suffered from a weaker-than-expected global economic backdrop and a relatively expensive yen. In addition, Fujitsu and Toshiba were adversely affected by stiffer competition from South Korean and Taiwanese rivals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.27%
Actual		$ 1,000.00	$ 937.50	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.44
Class T	1.56%
Actual		$ 1,000.00	$ 937.40	$ 7.60
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.91
Class B	2.02%
Actual		$ 1,000.00	$ 934.40	$ 9.82
HypotheticalA		$ 1,000.00	$ 1,014.98	$ 10.23
Class C	2.01%
Actual		$ 1,000.00	$ 935.30	$ 9.78
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 10.18
Japan	.95%
Actual		$ 1,000.00	$ 940.60	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Institutional Class	.84%
Actual		$ 1,000.00	$ 939.60	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,020.91	$ 4.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan	98.9%
United States of America	1.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan	96.0%
United States of America	4.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	96.0
Short-Term Investments and Net Other Assets (Liabilities)	1.1	4.0
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	7.3	6.9
Honda Motor Co. Ltd. (Automobiles)	4.5	4.7
Canon, Inc. (Office Electronics)	4.4	4.1
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	4.1	3.5
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	3.4	3.3
Astellas Pharma, Inc. (Pharmaceuticals)	3.0	2.7
Asahi Kasei Corp. (Chemicals)	2.9	2.9
Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	2.8	3.1
Toray Industries, Inc. (Chemicals)	2.8	2.7
Shimadzu Corp. (Electronic Equipment & Components)	2.6	2.5
	37.8
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.6	22.6
Financials	20.5	18.3
Information Technology	17.3	25.1
Health Care	10.4	6.0
Materials	10.1	9.9
Industrials	8.5	7.6
Consumer Staples	2.8	3.2
Telecommunication Services	2.0	2.2
Utilities	0.7	1.1

Annual Report

Fidelity Japan Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 26.6%
Auto Components - 4.7%
Bridgestone Corp.	280,900	$ 6,541,314
Denso Corp.	282,500	8,843,386
Keihin Corp.	175,300	2,112,472
		17,497,172
Automobiles - 15.1%
Honda Motor Co. Ltd.	567,900	17,072,918
Nissan Motor Co. Ltd.	727,500	6,087,561
Suzuki Motor Corp.	275,400	6,237,294
Toyota Motor Corp.	709,100	27,340,884
		56,738,657
Household Durables - 1.6%
Panasonic Corp.	1,011,200	6,133,496
Media - 2.0%
Avex Group Holdings, Inc.	193,400	3,822,939
Jupiter Telecommunications Co.	2,685	3,649,286
		7,472,225
Multiline Retail - 1.7%
Marui Group Co. Ltd.	889,500	6,395,753
Specialty Retail - 0.3%
Arc Land Sakamoto Co. Ltd.	86,200	1,249,322
Textiles, Apparel & Luxury Goods - 1.2%
Onward Holdings Co. Ltd.	629,000	4,656,633
TOTAL CONSUMER DISCRETIONARY		100,143,258
CONSUMER STAPLES - 2.8%
Food & Staples Retailing - 1.0%
Seven & i Holdings Co., Ltd.	124,000	3,824,226
Food Products - 0.6%
Toyo Suisan Kaisha Ltd.	91,000	2,267,306
Personal Products - 1.2%
Shiseido Co. Ltd.	363,400	4,597,695
TOTAL CONSUMER STAPLES		10,689,227
FINANCIALS - 20.5%
Commercial Banks - 9.7%
Mitsubishi UFJ Financial Group, Inc.	3,437,800	15,552,497
Mizuho Financial Group, Inc.	5,340,800	8,356,644
Sumitomo Mitsui Financial Group, Inc.	411,100	12,561,985
		36,471,126
Consumer Finance - 1.9%
ACOM Co. Ltd. (a)	85,750	2,531,789
Aeon Credit Service Co. Ltd.	226,400	4,804,229
		7,336,018
Insurance - 1.5%
MS&AD Insurance Group Holdings, Inc.	322,900	5,472,676

	Shares	Value
Real Estate Investment Trusts - 2.6%
Frontier Real Estate Investment Corp.	731	$ 6,455,656
Japan Logistics Fund, Inc.	383	3,497,520
		9,953,176
Real Estate Management & Development - 4.8%
Mitsui Fudosan Co. Ltd.	374,000	7,556,833
Nomura Real Estate Holdings, Inc.	583,600	10,475,996
		18,032,829
TOTAL FINANCIALS		77,265,825
HEALTH CARE - 10.4%
Health Care Equipment & Supplies - 2.0%
ASAHI INTECC Co. Ltd. (d)	88,000	2,611,449
Terumo Corp.	114,100	4,916,748
		7,528,197
Health Care Providers & Services - 1.8%
Message Co. Ltd. (d)	2,198	6,784,257
Pharmaceuticals - 6.6%
Astellas Pharma, Inc.	227,900	11,319,347
Shionogi & Co. Ltd.	251,600	4,172,847
Takeda Pharmaceutical Co. Ltd.	198,700	9,234,335
		24,726,529
TOTAL HEALTH CARE		39,038,983
INDUSTRIALS - 8.5%
Electrical Equipment - 0.8%
Nidec Corp. (d)	44,900	3,194,689
Machinery - 3.7%
Kubota Corp.	679,000	6,940,549
Makita Corp.	73,000	2,885,068
Mitsubishi Heavy Industries Ltd.	956,000	4,023,750
		13,849,367
Road & Rail - 2.2%
East Japan Railway Co.	101,500	6,967,556
Hitachi Transport System Ltd.	93,700	1,404,972
		8,372,528
Trading Companies & Distributors - 1.8%
Sumitomo Corp.	486,400	6,629,127
TOTAL INDUSTRIALS		32,045,711
INFORMATION TECHNOLOGY - 17.3%
Computers & Peripherals - 4.0%
Fujitsu Ltd.	1,680,000	6,460,729
Toshiba Corp.	2,360,000	8,750,595
		15,211,324
Electronic Equipment & Components - 5.1%
Hamamatsu Photonics K.K.	97,100	3,363,165
Hitachi High-Technologies Corp.	90,600	1,982,691
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Horiba Ltd.	153,400	$ 4,179,444
Shimadzu Corp.	1,426,000	9,592,409
		19,117,709
IT Services - 2.7%
Otsuka Corp.	88,500	7,217,024
SCSK Corp.	182,000	3,096,029
		10,313,053
Office Electronics - 4.4%
Canon, Inc.	507,500	16,493,586
Software - 1.1%
Capcom Co. Ltd.	209,500	3,991,601
TOTAL INFORMATION TECHNOLOGY		65,127,273
MATERIALS - 10.1%
Chemicals - 9.2%
Asahi Kasei Corp.	2,006,000	11,031,367
Kaneka Corp.	427,000	2,080,709
Nippon Kayaku Co. Ltd.	110,000	1,223,600
Nippon Shokubai Co. Ltd.	305,000	2,991,545
Nitto Denko Corp.	152,200	6,901,716
Toray Industries, Inc.	1,794,000	10,472,304
		34,701,241
Metals & Mining - 0.9%
Hitachi Metals Ltd.	333,000	3,116,009
TOTAL MATERIALS		37,817,250
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
NTT DoCoMo, Inc.	5,200	7,534,942

	Shares	Value
UTILITIES - 0.7%
Electric Utilities - 0.7%
Kansai Electric Power Co., Inc.	330,300	$ 2,540,451
TOTAL COMMON STOCKS (Cost $445,663,766)		372,202,920
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.19% (b)	9,391,664	9,391,664
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	3,921,508	3,921,508
TOTAL MONEY MARKET FUNDS (Cost $13,313,172)		13,313,172
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $458,976,938)	385,516,092
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(9,021,583)
NET ASSETS - 100%	$ 376,494,509
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,392
Fidelity Securities Lending Cash Central Fund	57,669
Total	$ 73,061
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 100,143,258	$ 49,595,960	$ 50,547,298	$ -
Consumer Staples	10,689,227	10,689,227	-	-
Financials	77,265,825	40,794,699	36,471,126	-
Health Care	39,038,983	39,038,983	-	-
Industrials	32,045,711	32,045,711	-	-
Information Technology	65,127,273	48,633,687	16,493,586	-
Materials	37,817,250	37,817,250	-	-
Telecommunication Services	7,534,942	-	7,534,942	-
Utilities	2,540,451	2,540,451	-	-
Money Market Funds	13,313,172	13,313,172	-	-
Total Investments in Securities:	$ 385,516,092	$ 274,469,140	$ 111,046,952	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 221,614,606

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $3,663,872) - See accompanying schedule: Unaffiliated issuers (cost $445,663,766)	$ 372,202,920
Fidelity Central Funds (cost $13,313,172)	13,313,172
Total Investments (cost $458,976,938)		$ 385,516,092
Receivable for investments sold		1,818,767
Receivable for fund shares sold		199,278
Dividends receivable		3,555,728
Distributions receivable from Fidelity Central Funds		5,293
Other receivables		32,231
Total assets		391,127,389

Liabilities
Payable for investments purchased	$ 1,472,890
Payable for fund shares redeemed	8,839,933
Accrued management fee	226,105
Distribution and service plan fees payable	10,452
Other affiliated payables	92,408
Other payables and accrued expenses	69,584
Collateral on securities loaned, at value	3,921,508
Total liabilities		14,632,880

Net Assets		$ 376,494,509
Net Assets consist of:
Paid in capital		$ 662,035,138
Undistributed net investment income		5,171,198
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(217,159,330)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(73,552,497)
Net Assets		$ 376,494,509

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,495,097 ÷ 1,020,459 shares)	$ 9.30

Maximum offering price per share (100/94.25 of $9.30)	$ 9.87
Class T: Net Asset Value and redemption price per share ($3,933,511 ÷ 424,072 shares)	$ 9.28

Maximum offering price per share (100/96.50 of $9.28)	$ 9.62
Class B: Net Asset Value and offering price per share ($1,012,233 ÷ 109,322 shares)A	$ 9.26

Class C: Net Asset Value and offering price per share ($7,015,255 ÷ 758,790 shares)A	$ 9.25

Japan: Net Asset Value, offering price and redemption price per share ($353,550,250 ÷ 37,872,939 shares)	$ 9.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,488,163 ÷ 159,495 shares)	$ 9.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 10,808,030
Interest		66
Income from Fidelity Central Funds		73,061
Income before foreign taxes withheld		10,881,157
Less foreign taxes withheld		(756,562)
Total income		10,124,595

Expenses
Management fee Basic fee	$ 3,118,883
Performance adjustment	256,814
Transfer agent fees	999,478
Distribution and service plan fees	143,002
Accounting and security lending fees	229,410
Custodian fees and expenses	50,443
Independent trustees' compensation	3,017
Registration fees	75,488
Audit	67,660
Legal	2,379
Miscellaneous	4,284
Total expenses before reductions	4,950,858
Expense reductions	(194,406)	4,756,452
Net investment income (loss)		5,368,143
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,017,678)
Foreign currency transactions	105,412
Total net realized gain (loss)		(8,912,266)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,036,129
Assets and liabilities in foreign currencies	(14,170)
Total change in net unrealized appreciation (depreciation)		3,021,959
Net gain (loss)		(5,890,307)
Net increase (decrease) in net assets resulting from operations		$ (522,164)

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,368,143	$ 7,504,955
Net realized gain (loss)	(8,912,266)	(68,712,920)
Change in net unrealized appreciation (depreciation)	3,021,959	31,829,795
Net increase (decrease) in net assets resulting from operations	(522,164)	(29,378,170)
Distributions to shareholders from net investment income	(7,688,787)	(9,748,982)
Distributions to shareholders from net realized gain	(2,570,905)	(10,506,757)
Total distributions	(10,259,692)	(20,255,739)
Share transactions - net increase (decrease)	(93,975,629)	(153,265,919)
Redemption fees	61,543	492,971
Total increase (decrease) in net assets	(104,695,942)	(202,406,857)

Net Assets
Beginning of period	481,190,451	683,597,308
End of period (including undistributed net investment income of $5,171,198 and undistributed net investment income of $7,491,842, respectively)	$ 376,494,509	$ 481,190,451

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.54	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.09	.09
Net realized and unrealized gain (loss)	(.15)	(1.39)
Total from investment operations	(.06)	(1.30)
Distributions from net investment income	(.13)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.18)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.30	$ 9.54
Total Return B, C, D	(.64)%	(11.91)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.42%	1.20% A
Expenses net of fee waivers, if any	1.38%	1.20% A
Expenses net of all reductions	1.36%	1.16% A
Net investment income (loss)	.94%	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,495	$ 13,208
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.51	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.06	.07
Net realized and unrealized gain (loss)	(.13)	(1.40)
Total from investment operations	(.07)	(1.33)
Distributions from net investment income	(.11)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.16)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.28	$ 9.51
Total Return B, C, D	(.75)%	(12.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.48% A
Expenses net of fee waivers, if any	1.66%	1.48% A
Expenses net of all reductions	1.64%	1.44% A
Net investment income (loss)	.66%	.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,934	$ 4,643
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.47	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.02	.02
Net realized and unrealized gain (loss)	(.14)	(1.39)
Total from investment operations	(.12)	(1.37)
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.09)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.26	$ 9.47
Total Return B, C, D	(1.24)%	(12.56)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.17%	1.95% A
Expenses net of fee waivers, if any	2.13%	1.95% A
Expenses net of all reductions	2.11%	1.91% A
Net investment income (loss)	.19%	.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,012	$ 1,458
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.48	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.02	.03
Net realized and unrealized gain (loss)	(.14)	(1.39)
Total from investment operations	(.12)	(1.36)
Distributions from net investment income	(.06)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.11)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.25	$ 9.48
Total Return B, C, D	(1.27)%	(12.47)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	1.92% A
Expenses net of fee waivers, if any	2.11%	1.92% A
Expenses net of all reductions	2.09%	1.88% A
Net investment income (loss)	.21%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,015	$ 8,750
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 10.57	$ 10.03	$ 9.03	$ 18.00
Income from Investment Operations
Net investment income (loss) B	.12	.15	.10	.08	.10
Net realized and unrealized gain (loss)	(.14)	(.75)	.61	1.04	(6.64)
Total from investment operations	(.02)	(.60)	.71	1.12	(6.54)
Distributions from net investment income	(.16)	(.20)	(.07)	(.11)	(.04)
Distributions from net realized gain	(.05)	(.21)	(.10)	(.01)	(2.39)
Total distributions	(.21)	(.41)	(.17)	(.12)	(2.43)
Redemption fees added to paid in capital B	- G	.01	- G	- G	- G
Net asset value, end of period	$ 9.34	$ 9.57	$ 10.57	$ 10.03	$ 9.03
Total Return A	(.19)%	(6.00)%	7.12%	12.84%	(41.88)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.09%	.86%	.93%	.90%	1.12%
Expenses net of fee waivers, if any	1.06%	.84%	.93%	.90%	1.12%
Expenses net of all reductions	1.04%	.80%	.93%	.89%	1.10%
Net investment income (loss)	1.26%	1.38%	.97%	.90%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 353,550	$ 450,417	$ 649,316	$ 944,902	$ 1,025,334
Portfolio turnover rate D	52%	134% F	43%	73%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger. G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.12	.13
Net realized and unrealized gain (loss)	(.14)	(1.40)
Total from investment operations	(.02)	(1.27)
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.22)	-
Redemption fees added to paid in capital D	- J	.01
Net asset value, end of period	$ 9.33	$ 9.57
Total Return B, C	(.18)%	(11.63)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.03%	.79% A
Expenses net of fee waivers, if any	1.01%	.79% A
Expenses net of all reductions	.99%	.75% A
Net investment income (loss)	1.31%	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,488	$ 2,715
Portfolio turnover rate F	52%	134% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund offered Class F shares during the period June 26, 2009 through December 15, 2010 and all outstanding shares were redeemed by December 15, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryfowards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,646,950
Gross unrealized depreciation	(95,986,881)
Net unrealized appreciation (depreciation) on securities and other investments	$ (82,339,931)

Tax Cost	$ 467,856,023

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,180,595
Capital loss carryforward	$ (211,289,523)
Net unrealized appreciation (depreciation)	$ (82,431,582)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (7,195,987)
2017	(66,780,238)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(199,670,125)
No expiration
Short-term	(2,193,630)
Long-term	(9,425,768)
Total no expiration	(11,619,398)
Total capital loss carryforward	$ (211,289,523)

At October 31, 2011, the Fund reported a total capital loss carryforward amount of $523,526,201. As a result of large redemptions in December 2010, the Fund had an "ownership change" under the Internal Revenue Code, which limits capital losses that would be available to offset future gains to $18,885,324 per year, including adjustments for certain gains and losses in the Fund existing at the time of the ownership change. The impact of this ownership change to the total capital loss carryforward amount reported at October 31, 2011 was not properly reflected in the Fund's financial statements. As a result, an adjustment of $323,400,279 was made between Accumulated Undistributed Net Realized Loss and Paid In Capital in the current period to reflect the amount of losses that will expire unused resulting from the ownership change. This adjustment was not considered material to the financial statements of the Fund.

In addition, the Fund acquired $25,965,572 of capital loss carryforwards from the Fidelity Advisor Japan Fund when it merged with that fund on December 17, 2010. Under the Internal Revenue Code, the losses acquired from the Fidelity Advisor Japan Fund that will be available to offset future capital gains of the Fund will be limited. As a result, at least $17,152,282 of the losses acquired from Fidelity Advisor Japan Fund will expire unused.

The total capital loss carryforward amounts reported in the table above reflect the deduction of amounts relating to the ownership change and merger that are expected to expire unused.

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 10,259,692	$ 20,255,739

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $221,392,251 and $306,262,922, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 29,171	$ 772
Class T	.25%	.25%	21,850	83
Class B	.75%	.25%	12,679	9,525
Class C	.75%	.25%	79,302	21,124
			$ 143,002	$ 31,504

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,962
Class T	1,060
Class B*	1,711
Class C*	2,026
$ 7,759

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 35,249.30
Class T	14,791.34
Class B	3,843.30
Class C	22,142.28
Japan	920,315.22
Institutional Class	3,138.16
	$ 999,478

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,244 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $57,669. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 4,359
Class T	1.70%	1,853
Class B	2.20%	481
Class C	2.20%	2,553
Japan	1.20%	97,123
Institutional Class	1.20%	460
		$ 106,829

Effective January 1, 2012 the expense limitations were discontinued.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $87,577 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011 A, B
From net investment income
Class A	$ 168,535	$ -
Class T	50,833	-
Class B	6,144	-
Class C	52,214	-
Japan	7,354,386	9,544,936
Class F	-	204,046
Institutional Class	56,675	-
Total	$ 7,688,787	$ 9,748,982

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2012	2011 A, B
From net realized gain
Class A	$ 69,007	$ -
Class T	24,703	-
Class B	7,792	-
Class C	46,858	-
Japan	2,405,209	10,328,111
Class F	-	178,646
Institutional Class	17,336	-
Total	$ 2,570,905	$ 10,506,757

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011 A, B	2012	2011 A, B
Class A
Shares sold	272,417	902,250	$ 2,571,605	$ 9,266,531
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	1,458,691	-	15,812,213
Reinvestment of distributions	22,132	-	206,271	-
Shares redeemed	(659,149)	(975,882)	(6,253,228)	(10,202,627)
Net increase (decrease)	(364,600)	1,385,059	$ (3,475,352)	$ 14,876,117
Class T
Shares sold	61,409	132,383	$ 587,072	$ 1,384,063
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	487,882	-	5,288,638
Reinvestment of distributions	7,853	-	73,111	-
Shares redeemed	(133,261)	(132,194)	(1,264,265)	(1,415,637)
Net increase (decrease)	(63,999)	488,071	$ (604,082)	$ 5,257,064
Class B
Shares sold	6,716	15,198	$ 66,720	$ 161,868
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	224,548	-	2,434,105
Reinvestment of distributions	1,058	-	9,881	-
Shares redeemed	(52,372)	(85,826)	(495,118)	(926,239)
Net increase (decrease)	(44,598)	153,920	$ (418,517)	$ 1,669,734
Class C
Shares sold	108,642	711,218	$ 1,051,805	$ 7,424,606
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	857,308	-	9,293,223
Reinvestment of distributions	7,654	-	71,333	-
Shares redeemed	(280,979)	(645,053)	(2,637,126)	(6,643,542)
Net increase (decrease)	(164,683)	923,473	$ (1,513,988)	$ 10,074,287
Japan
Shares sold	2,737,496	16,755,813	$ 26,290,775	$ 180,371,996
Reinvestment of distributions	1,014,920	1,718,167	9,459,053	18,229,748
Shares redeemed	(12,951,522)	(32,842,865)	(122,521,103)	(351,598,189)
Net increase (decrease)	(9,199,106)	(14,368,885)	$ (86,771,275)	$ (152,996,445)
Class F
Shares sold	-	346,757	$ -	$ 3,766,116
Reinvestment of distributions	-	36,103	-	382,692
Shares redeemed	-	(3,617,960)	-	(39,396,699)
Net increase (decrease)	-	(3,235,100)	$ -	$ (35,247,891)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011 A, B	2012	2011 A, B
Institutional Class
Shares sold	238,239	324,072	$ 2,250,127	$ 3,355,850
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	420,228	-	4,555,276
Reinvestment of distributions	6,735	-	62,700	-
Shares redeemed	(369,198)	(460,581)	(3,505,242)	(4,809,911)
Net increase (decrease)	(124,224)	283,719	$ (1,192,415)	$ 3,101,215

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors International Fund was the owner of record of approximately 40% of the total outstanding shares of the Fund. Mutual funds managed by Strategic Advisors, Inc., an affiliate of FMR, were the owners of record, in the aggregate, of approximately 46% of the total outstanding shares of the Fund.

12. Merger Information.

On December 17, 2010, the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Japan Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 14, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objective and lower expenses. The acquisition was accomplished by an exchange of 1,458,691 Class A shares, 487,882 Class T shares, 224,548 Class B shares, 857,308 Class C shares, and 420,228 Institutional Class shares of the Fund, respectively, for 1,347,662 Class A shares, 458,320 Class T shares, 220,839 Class B shares, 837,651 Class C shares, and 377,690 Institutional Class shares then outstanding (valued at $11.73, $11.54, $11.02, $11.09 and $12.06 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $37,429,891 unrealized depreciation of $(2,434,247), cash of $6,456 and net other liabilities of $(52,892), were combined with the Fund's net assets of $515,046,445 for total net assets after the acquisition of $552,429,900.

Pro forma results of operations of the combined entity for the entire period ended October 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 7,426,258
Total net realized gain (loss)	(68,640,546)
Total change in net unrealized appreciation (depreciation)	34,276,793
Net increase (decrease) in net assets resulting from operations	$ (26,937,495)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 17, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/12	12/07/12	$0.106	$0.079
Class T	12/10/12	12/07/12	$0.078	$0.079
Class B	12/10/12	12/07/12	$0.000	$0.068
Class C	12/10/12	12/07/12	$0.012	$0.079

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/12/2011	$0.098	$0.0181
Class T	12/12/2011	$0.088	$0.0181
Class B	12/12/2011	$0.055	$0.0181
Class C	12/12/2011	$0.063	$0.0181

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper, Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund or class indicated.

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AJPNA-UANN-1212
1.917388.101

Fidelity Advisor®

Japan

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Japan Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-0.18%	-8.00%	3.88%

A The initial offering of Institutional Class shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Institutional Class on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period. The initial offering of Institutional Class took place on December 14, 2010. See above for additional information regarding the performance of Institutional Class.

-

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Rie Shigekawa, Portfolio Manager of Fidelity Advisor® Japan Fund: For the year, the fund's Institutional Class shares returned -0.18%, well ahead of the TOPIX, which returned -2.93%. The fund got a sizable boost from stock selection in the consumer discretionary sector, especially the automobile/components and media groups. My choices in the pharmaceuticals, biotechnology and life science part of health care also lifted performance, and security selection in the software/services segment of information technology helped as well. In the latter two cases, though, the benefits were largely or entirely offset by unfavorable positioning elsewhere in the sector. The fund's biggest individual contributor was Astellas Pharma, one of the largest Japanese drug companies. Given the company's reinvigorated product pipeline and healthy dividend yield, the stock offered growth potential and relative safety, and investors rewarded it with roughly a 40% advance. Other strong performers were Otsuka, an IT services provider for small and medium-sized businesses, and So-net Entertainment, which provides Internet services to Sony customers and was partially owned by Sony. During the period, Sony acquired the remaining stake in So-net at a healthy premium to where the shares had been trading. Sony, a weak-performing benchmark component, contributed to performance because the fund didn't own it. Automaker Toyota, the fund's largest holding during the period, also contributed. Conversely, the biggest negative factors were stock selection and a large overweighting in technology hardware/equipment, a group that accounted for the four largest individual detractors from relative performance: Fujitsu, Canon, Shimadzu and Toshiba. All of these companies suffered from a weaker-than-expected global economic backdrop and a relatively expensive yen. In addition, Fujitsu and Toshiba were adversely affected by stiffer competition from South Korean and Taiwanese rivals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.27%
Actual		$ 1,000.00	$ 937.50	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.44
Class T	1.56%
Actual		$ 1,000.00	$ 937.40	$ 7.60
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.91
Class B	2.02%
Actual		$ 1,000.00	$ 934.40	$ 9.82
HypotheticalA		$ 1,000.00	$ 1,014.98	$ 10.23
Class C	2.01%
Actual		$ 1,000.00	$ 935.30	$ 9.78
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 10.18
Japan	.95%
Actual		$ 1,000.00	$ 940.60	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Institutional Class	.84%
Actual		$ 1,000.00	$ 939.60	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,020.91	$ 4.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan	98.9%
United States of America	1.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan	96.0%
United States of America	4.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	96.0
Short-Term Investments and Net Other Assets (Liabilities)	1.1	4.0
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	7.3	6.9
Honda Motor Co. Ltd. (Automobiles)	4.5	4.7
Canon, Inc. (Office Electronics)	4.4	4.1
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	4.1	3.5
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	3.4	3.3
Astellas Pharma, Inc. (Pharmaceuticals)	3.0	2.7
Asahi Kasei Corp. (Chemicals)	2.9	2.9
Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	2.8	3.1
Toray Industries, Inc. (Chemicals)	2.8	2.7
Shimadzu Corp. (Electronic Equipment & Components)	2.6	2.5
	37.8
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.6	22.6
Financials	20.5	18.3
Information Technology	17.3	25.1
Health Care	10.4	6.0
Materials	10.1	9.9
Industrials	8.5	7.6
Consumer Staples	2.8	3.2
Telecommunication Services	2.0	2.2
Utilities	0.7	1.1

Annual Report

Fidelity Japan Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 26.6%
Auto Components - 4.7%
Bridgestone Corp.	280,900	$ 6,541,314
Denso Corp.	282,500	8,843,386
Keihin Corp.	175,300	2,112,472
		17,497,172
Automobiles - 15.1%
Honda Motor Co. Ltd.	567,900	17,072,918
Nissan Motor Co. Ltd.	727,500	6,087,561
Suzuki Motor Corp.	275,400	6,237,294
Toyota Motor Corp.	709,100	27,340,884
		56,738,657
Household Durables - 1.6%
Panasonic Corp.	1,011,200	6,133,496
Media - 2.0%
Avex Group Holdings, Inc.	193,400	3,822,939
Jupiter Telecommunications Co.	2,685	3,649,286
		7,472,225
Multiline Retail - 1.7%
Marui Group Co. Ltd.	889,500	6,395,753
Specialty Retail - 0.3%
Arc Land Sakamoto Co. Ltd.	86,200	1,249,322
Textiles, Apparel & Luxury Goods - 1.2%
Onward Holdings Co. Ltd.	629,000	4,656,633
TOTAL CONSUMER DISCRETIONARY		100,143,258
CONSUMER STAPLES - 2.8%
Food & Staples Retailing - 1.0%
Seven & i Holdings Co., Ltd.	124,000	3,824,226
Food Products - 0.6%
Toyo Suisan Kaisha Ltd.	91,000	2,267,306
Personal Products - 1.2%
Shiseido Co. Ltd.	363,400	4,597,695
TOTAL CONSUMER STAPLES		10,689,227
FINANCIALS - 20.5%
Commercial Banks - 9.7%
Mitsubishi UFJ Financial Group, Inc.	3,437,800	15,552,497
Mizuho Financial Group, Inc.	5,340,800	8,356,644
Sumitomo Mitsui Financial Group, Inc.	411,100	12,561,985
		36,471,126
Consumer Finance - 1.9%
ACOM Co. Ltd. (a)	85,750	2,531,789
Aeon Credit Service Co. Ltd.	226,400	4,804,229
		7,336,018
Insurance - 1.5%
MS&AD Insurance Group Holdings, Inc.	322,900	5,472,676

	Shares	Value
Real Estate Investment Trusts - 2.6%
Frontier Real Estate Investment Corp.	731	$ 6,455,656
Japan Logistics Fund, Inc.	383	3,497,520
		9,953,176
Real Estate Management & Development - 4.8%
Mitsui Fudosan Co. Ltd.	374,000	7,556,833
Nomura Real Estate Holdings, Inc.	583,600	10,475,996
		18,032,829
TOTAL FINANCIALS		77,265,825
HEALTH CARE - 10.4%
Health Care Equipment & Supplies - 2.0%
ASAHI INTECC Co. Ltd. (d)	88,000	2,611,449
Terumo Corp.	114,100	4,916,748
		7,528,197
Health Care Providers & Services - 1.8%
Message Co. Ltd. (d)	2,198	6,784,257
Pharmaceuticals - 6.6%
Astellas Pharma, Inc.	227,900	11,319,347
Shionogi & Co. Ltd.	251,600	4,172,847
Takeda Pharmaceutical Co. Ltd.	198,700	9,234,335
		24,726,529
TOTAL HEALTH CARE		39,038,983
INDUSTRIALS - 8.5%
Electrical Equipment - 0.8%
Nidec Corp. (d)	44,900	3,194,689
Machinery - 3.7%
Kubota Corp.	679,000	6,940,549
Makita Corp.	73,000	2,885,068
Mitsubishi Heavy Industries Ltd.	956,000	4,023,750
		13,849,367
Road & Rail - 2.2%
East Japan Railway Co.	101,500	6,967,556
Hitachi Transport System Ltd.	93,700	1,404,972
		8,372,528
Trading Companies & Distributors - 1.8%
Sumitomo Corp.	486,400	6,629,127
TOTAL INDUSTRIALS		32,045,711
INFORMATION TECHNOLOGY - 17.3%
Computers & Peripherals - 4.0%
Fujitsu Ltd.	1,680,000	6,460,729
Toshiba Corp.	2,360,000	8,750,595
		15,211,324
Electronic Equipment & Components - 5.1%
Hamamatsu Photonics K.K.	97,100	3,363,165
Hitachi High-Technologies Corp.	90,600	1,982,691
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Horiba Ltd.	153,400	$ 4,179,444
Shimadzu Corp.	1,426,000	9,592,409
		19,117,709
IT Services - 2.7%
Otsuka Corp.	88,500	7,217,024
SCSK Corp.	182,000	3,096,029
		10,313,053
Office Electronics - 4.4%
Canon, Inc.	507,500	16,493,586
Software - 1.1%
Capcom Co. Ltd.	209,500	3,991,601
TOTAL INFORMATION TECHNOLOGY		65,127,273
MATERIALS - 10.1%
Chemicals - 9.2%
Asahi Kasei Corp.	2,006,000	11,031,367
Kaneka Corp.	427,000	2,080,709
Nippon Kayaku Co. Ltd.	110,000	1,223,600
Nippon Shokubai Co. Ltd.	305,000	2,991,545
Nitto Denko Corp.	152,200	6,901,716
Toray Industries, Inc.	1,794,000	10,472,304
		34,701,241
Metals & Mining - 0.9%
Hitachi Metals Ltd.	333,000	3,116,009
TOTAL MATERIALS		37,817,250
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
NTT DoCoMo, Inc.	5,200	7,534,942

	Shares	Value
UTILITIES - 0.7%
Electric Utilities - 0.7%
Kansai Electric Power Co., Inc.	330,300	$ 2,540,451
TOTAL COMMON STOCKS (Cost $445,663,766)		372,202,920
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.19% (b)	9,391,664	9,391,664
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	3,921,508	3,921,508
TOTAL MONEY MARKET FUNDS (Cost $13,313,172)		13,313,172
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $458,976,938)	385,516,092
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(9,021,583)
NET ASSETS - 100%	$ 376,494,509
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,392
Fidelity Securities Lending Cash Central Fund	57,669
Total	$ 73,061
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 100,143,258	$ 49,595,960	$ 50,547,298	$ -
Consumer Staples	10,689,227	10,689,227	-	-
Financials	77,265,825	40,794,699	36,471,126	-
Health Care	39,038,983	39,038,983	-	-
Industrials	32,045,711	32,045,711	-	-
Information Technology	65,127,273	48,633,687	16,493,586	-
Materials	37,817,250	37,817,250	-	-
Telecommunication Services	7,534,942	-	7,534,942	-
Utilities	2,540,451	2,540,451	-	-
Money Market Funds	13,313,172	13,313,172	-	-
Total Investments in Securities:	$ 385,516,092	$ 274,469,140	$ 111,046,952	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 221,614,606

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $3,663,872) - See accompanying schedule: Unaffiliated issuers (cost $445,663,766)	$ 372,202,920
Fidelity Central Funds (cost $13,313,172)	13,313,172
Total Investments (cost $458,976,938)		$ 385,516,092
Receivable for investments sold		1,818,767
Receivable for fund shares sold		199,278
Dividends receivable		3,555,728
Distributions receivable from Fidelity Central Funds		5,293
Other receivables		32,231
Total assets		391,127,389

Liabilities
Payable for investments purchased	$ 1,472,890
Payable for fund shares redeemed	8,839,933
Accrued management fee	226,105
Distribution and service plan fees payable	10,452
Other affiliated payables	92,408
Other payables and accrued expenses	69,584
Collateral on securities loaned, at value	3,921,508
Total liabilities		14,632,880

Net Assets		$ 376,494,509
Net Assets consist of:
Paid in capital		$ 662,035,138
Undistributed net investment income		5,171,198
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(217,159,330)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(73,552,497)
Net Assets		$ 376,494,509

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,495,097 ÷ 1,020,459 shares)	$ 9.30

Maximum offering price per share (100/94.25 of $9.30)	$ 9.87
Class T: Net Asset Value and redemption price per share ($3,933,511 ÷ 424,072 shares)	$ 9.28

Maximum offering price per share (100/96.50 of $9.28)	$ 9.62
Class B: Net Asset Value and offering price per share ($1,012,233 ÷ 109,322 shares)A	$ 9.26

Class C: Net Asset Value and offering price per share ($7,015,255 ÷ 758,790 shares)A	$ 9.25

Japan: Net Asset Value, offering price and redemption price per share ($353,550,250 ÷ 37,872,939 shares)	$ 9.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,488,163 ÷ 159,495 shares)	$ 9.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 10,808,030
Interest		66
Income from Fidelity Central Funds		73,061
Income before foreign taxes withheld		10,881,157
Less foreign taxes withheld		(756,562)
Total income		10,124,595

Expenses
Management fee Basic fee	$ 3,118,883
Performance adjustment	256,814
Transfer agent fees	999,478
Distribution and service plan fees	143,002
Accounting and security lending fees	229,410
Custodian fees and expenses	50,443
Independent trustees' compensation	3,017
Registration fees	75,488
Audit	67,660
Legal	2,379
Miscellaneous	4,284
Total expenses before reductions	4,950,858
Expense reductions	(194,406)	4,756,452
Net investment income (loss)		5,368,143
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,017,678)
Foreign currency transactions	105,412
Total net realized gain (loss)		(8,912,266)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,036,129
Assets and liabilities in foreign currencies	(14,170)
Total change in net unrealized appreciation (depreciation)		3,021,959
Net gain (loss)		(5,890,307)
Net increase (decrease) in net assets resulting from operations		$ (522,164)

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,368,143	$ 7,504,955
Net realized gain (loss)	(8,912,266)	(68,712,920)
Change in net unrealized appreciation (depreciation)	3,021,959	31,829,795
Net increase (decrease) in net assets resulting from operations	(522,164)	(29,378,170)
Distributions to shareholders from net investment income	(7,688,787)	(9,748,982)
Distributions to shareholders from net realized gain	(2,570,905)	(10,506,757)
Total distributions	(10,259,692)	(20,255,739)
Share transactions - net increase (decrease)	(93,975,629)	(153,265,919)
Redemption fees	61,543	492,971
Total increase (decrease) in net assets	(104,695,942)	(202,406,857)

Net Assets
Beginning of period	481,190,451	683,597,308
End of period (including undistributed net investment income of $5,171,198 and undistributed net investment income of $7,491,842, respectively)	$ 376,494,509	$ 481,190,451

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.54	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.09	.09
Net realized and unrealized gain (loss)	(.15)	(1.39)
Total from investment operations	(.06)	(1.30)
Distributions from net investment income	(.13)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.18)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.30	$ 9.54
Total Return B, C, D	(.64)%	(11.91)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.42%	1.20% A
Expenses net of fee waivers, if any	1.38%	1.20% A
Expenses net of all reductions	1.36%	1.16% A
Net investment income (loss)	.94%	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,495	$ 13,208
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.51	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.06	.07
Net realized and unrealized gain (loss)	(.13)	(1.40)
Total from investment operations	(.07)	(1.33)
Distributions from net investment income	(.11)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.16)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.28	$ 9.51
Total Return B, C, D	(.75)%	(12.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.48% A
Expenses net of fee waivers, if any	1.66%	1.48% A
Expenses net of all reductions	1.64%	1.44% A
Net investment income (loss)	.66%	.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,934	$ 4,643
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.47	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.02	.02
Net realized and unrealized gain (loss)	(.14)	(1.39)
Total from investment operations	(.12)	(1.37)
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.09)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.26	$ 9.47
Total Return B, C, D	(1.24)%	(12.56)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.17%	1.95% A
Expenses net of fee waivers, if any	2.13%	1.95% A
Expenses net of all reductions	2.11%	1.91% A
Net investment income (loss)	.19%	.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,012	$ 1,458
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.48	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.02	.03
Net realized and unrealized gain (loss)	(.14)	(1.39)
Total from investment operations	(.12)	(1.36)
Distributions from net investment income	(.06)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.11)	-
Redemption fees added to paid in capital E	- K	.01
Net asset value, end of period	$ 9.25	$ 9.48
Total Return B, C, D	(1.27)%	(12.47)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	1.92% A
Expenses net of fee waivers, if any	2.11%	1.92% A
Expenses net of all reductions	2.09%	1.88% A
Net investment income (loss)	.21%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,015	$ 8,750
Portfolio turnover rate G	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 10.57	$ 10.03	$ 9.03	$ 18.00
Income from Investment Operations
Net investment income (loss) B	.12	.15	.10	.08	.10
Net realized and unrealized gain (loss)	(.14)	(.75)	.61	1.04	(6.64)
Total from investment operations	(.02)	(.60)	.71	1.12	(6.54)
Distributions from net investment income	(.16)	(.20)	(.07)	(.11)	(.04)
Distributions from net realized gain	(.05)	(.21)	(.10)	(.01)	(2.39)
Total distributions	(.21)	(.41)	(.17)	(.12)	(2.43)
Redemption fees added to paid in capital B	- G	.01	- G	- G	- G
Net asset value, end of period	$ 9.34	$ 9.57	$ 10.57	$ 10.03	$ 9.03
Total Return A	(.19)%	(6.00)%	7.12%	12.84%	(41.88)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.09%	.86%	.93%	.90%	1.12%
Expenses net of fee waivers, if any	1.06%	.84%	.93%	.90%	1.12%
Expenses net of all reductions	1.04%	.80%	.93%	.89%	1.10%
Net investment income (loss)	1.26%	1.38%	.97%	.90%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 353,550	$ 450,417	$ 649,316	$ 944,902	$ 1,025,334
Portfolio turnover rate D	52%	134% F	43%	73%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger. G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.12	.13
Net realized and unrealized gain (loss)	(.14)	(1.40)
Total from investment operations	(.02)	(1.27)
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(.05)	-
Total distributions	(.22)	-
Redemption fees added to paid in capital D	- J	.01
Net asset value, end of period	$ 9.33	$ 9.57
Total Return B, C	(.18)%	(11.63)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.03%	.79% A
Expenses net of fee waivers, if any	1.01%	.79% A
Expenses net of all reductions	.99%	.75% A
Net investment income (loss)	1.31%	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,488	$ 2,715
Portfolio turnover rate F	52%	134% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund offered Class F shares during the period June 26, 2009 through December 15, 2010 and all outstanding shares were redeemed by December 15, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryfowards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,646,950
Gross unrealized depreciation	(95,986,881)
Net unrealized appreciation (depreciation) on securities and other investments	$ (82,339,931)

Tax Cost	$ 467,856,023

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,180,595
Capital loss carryforward	$ (211,289,523)
Net unrealized appreciation (depreciation)	$ (82,431,582)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (7,195,987)
2017	(66,780,238)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(199,670,125)
No expiration
Short-term	(2,193,630)
Long-term	(9,425,768)
Total no expiration	(11,619,398)
Total capital loss carryforward	$ (211,289,523)

At October 31, 2011, the Fund reported a total capital loss carryforward amount of $523,526,201. As a result of large redemptions in December 2010, the Fund had an "ownership change" under the Internal Revenue Code, which limits capital losses that would be available to offset future gains to $18,885,324 per year, including adjustments for certain gains and losses in the Fund existing at the time of the ownership change. The impact of this ownership change to the total capital loss carryforward amount reported at October 31, 2011 was not properly reflected in the Fund's financial statements. As a result, an adjustment of $323,400,279 was made between Accumulated Undistributed Net Realized Loss and Paid In Capital in the current period to reflect the amount of losses that will expire unused resulting from the ownership change. This adjustment was not considered material to the financial statements of the Fund.

In addition, the Fund acquired $25,965,572 of capital loss carryforwards from the Fidelity Advisor Japan Fund when it merged with that fund on December 17, 2010. Under the Internal Revenue Code, the losses acquired from the Fidelity Advisor Japan Fund that will be available to offset future capital gains of the Fund will be limited. As a result, at least $17,152,282 of the losses acquired from Fidelity Advisor Japan Fund will expire unused.

The total capital loss carryforward amounts reported in the table above reflect the deduction of amounts relating to the ownership change and merger that are expected to expire unused.

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 10,259,692	$ 20,255,739

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $221,392,251 and $306,262,922, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 29,171	$ 772
Class T	.25%	.25%	21,850	83
Class B	.75%	.25%	12,679	9,525
Class C	.75%	.25%	79,302	21,124
			$ 143,002	$ 31,504

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,962
Class T	1,060
Class B*	1,711
Class C*	2,026
$ 7,759

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 35,249.30
Class T	14,791.34
Class B	3,843.30
Class C	22,142.28
Japan	920,315.22
Institutional Class	3,138.16
	$ 999,478

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,244 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $57,669. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 4,359
Class T	1.70%	1,853
Class B	2.20%	481
Class C	2.20%	2,553
Japan	1.20%	97,123
Institutional Class	1.20%	460
		$ 106,829

Effective January 1, 2012 the expense limitations were discontinued.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $87,577 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011 A, B
From net investment income
Class A	$ 168,535	$ -
Class T	50,833	-
Class B	6,144	-
Class C	52,214	-
Japan	7,354,386	9,544,936
Class F	-	204,046
Institutional Class	56,675	-
Total	$ 7,688,787	$ 9,748,982

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2012	2011 A, B
From net realized gain
Class A	$ 69,007	$ -
Class T	24,703	-
Class B	7,792	-
Class C	46,858	-
Japan	2,405,209	10,328,111
Class F	-	178,646
Institutional Class	17,336	-
Total	$ 2,570,905	$ 10,506,757

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011 A, B	2012	2011 A, B
Class A
Shares sold	272,417	902,250	$ 2,571,605	$ 9,266,531
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	1,458,691	-	15,812,213
Reinvestment of distributions	22,132	-	206,271	-
Shares redeemed	(659,149)	(975,882)	(6,253,228)	(10,202,627)
Net increase (decrease)	(364,600)	1,385,059	$ (3,475,352)	$ 14,876,117
Class T
Shares sold	61,409	132,383	$ 587,072	$ 1,384,063
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	487,882	-	5,288,638
Reinvestment of distributions	7,853	-	73,111	-
Shares redeemed	(133,261)	(132,194)	(1,264,265)	(1,415,637)
Net increase (decrease)	(63,999)	488,071	$ (604,082)	$ 5,257,064
Class B
Shares sold	6,716	15,198	$ 66,720	$ 161,868
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	224,548	-	2,434,105
Reinvestment of distributions	1,058	-	9,881	-
Shares redeemed	(52,372)	(85,826)	(495,118)	(926,239)
Net increase (decrease)	(44,598)	153,920	$ (418,517)	$ 1,669,734
Class C
Shares sold	108,642	711,218	$ 1,051,805	$ 7,424,606
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	857,308	-	9,293,223
Reinvestment of distributions	7,654	-	71,333	-
Shares redeemed	(280,979)	(645,053)	(2,637,126)	(6,643,542)
Net increase (decrease)	(164,683)	923,473	$ (1,513,988)	$ 10,074,287
Japan
Shares sold	2,737,496	16,755,813	$ 26,290,775	$ 180,371,996
Reinvestment of distributions	1,014,920	1,718,167	9,459,053	18,229,748
Shares redeemed	(12,951,522)	(32,842,865)	(122,521,103)	(351,598,189)
Net increase (decrease)	(9,199,106)	(14,368,885)	$ (86,771,275)	$ (152,996,445)
Class F
Shares sold	-	346,757	$ -	$ 3,766,116
Reinvestment of distributions	-	36,103	-	382,692
Shares redeemed	-	(3,617,960)	-	(39,396,699)
Net increase (decrease)	-	(3,235,100)	$ -	$ (35,247,891)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011 A, B	2012	2011 A, B
Institutional Class
Shares sold	238,239	324,072	$ 2,250,127	$ 3,355,850
Issued in exchange for shares of Fidelity Advisor Japan Fund	-	420,228	-	4,555,276
Reinvestment of distributions	6,735	-	62,700	-
Shares redeemed	(369,198)	(460,581)	(3,505,242)	(4,809,911)
Net increase (decrease)	(124,224)	283,719	$ (1,192,415)	$ 3,101,215

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors International Fund was the owner of record of approximately 40% of the total outstanding shares of the Fund. Mutual funds managed by Strategic Advisors, Inc., an affiliate of FMR, were the owners of record, in the aggregate, of approximately 46% of the total outstanding shares of the Fund.

12. Merger Information.

On December 17, 2010, the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Japan Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 14, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objective and lower expenses. The acquisition was accomplished by an exchange of 1,458,691 Class A shares, 487,882 Class T shares, 224,548 Class B shares, 857,308 Class C shares, and 420,228 Institutional Class shares of the Fund, respectively, for 1,347,662 Class A shares, 458,320 Class T shares, 220,839 Class B shares, 837,651 Class C shares, and 377,690 Institutional Class shares then outstanding (valued at $11.73, $11.54, $11.02, $11.09 and $12.06 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $37,429,891 unrealized depreciation of $(2,434,247), cash of $6,456 and net other liabilities of $(52,892), were combined with the Fund's net assets of $515,046,445 for total net assets after the acquisition of $552,429,900.

Pro forma results of operations of the combined entity for the entire period ended October 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 7,426,258
Total net realized gain (loss)	(68,640,546)
Total change in net unrealized appreciation (depreciation)	34,276,793
Net increase (decrease) in net assets resulting from operations	$ (26,937,495)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 17, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/12	12/07/12	$0.154	$0.079

Institutional Class designates 100% of the dividends distributed on December 9, 2011 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/12/2011	$0.119	$0.0181

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper, Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund or class indicated.

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AJPNI-UANN-1212
1.917380.101

Fidelity Advisor®

Latin America Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are
classes of Fidelity® Latin America Fund

Contents

Performance	3	How the fund has done over time.
Management's Discussion of Fund Performance	4	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Changes	6	A summary of major shifts in the fund's investments over the past six months.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	9	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	14	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	20
Trustees and Officers	21
Distributions	27
Board Approval of Investment Advisory Contracts and Management Fees	28

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge ) A	-10.68%	-5.38%	20.45%
Class T (incl. 3.50% sales charge) B	-8.79%	-5.04%	20.67%
Class B (incl. contingent deferred sales charge) C	-10.63%	-4.90%	20.97%
Class C (incl. contingent deferred sales charge) D	-6.87%	-4.55%	20.98%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Class A on October 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Latin America Index performed over the same period. The initial offering of Class A took place on September 28, 2010. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Latin America Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -5.23%, -5.49%, -5.95% and -5.94%, respectively (excluding sales charges), underperforming the -3.76% return of the MSCI® EM (Emerging Markets) Latin America Index. The fund was hurt relative to the index by stock selection in materials, banks and utilities, and, geographically, the fund suffered from security selection in Brazil and Mexico, and from an underweighting in Chile. Individual detractors included not owning Mexican cement company and index component CEMEX, investments in Brazilian bank Itau Unibanco Holding and steel manufacturer Usinas Siderurgicas de Minas Gerais, largely avoiding Mexican bank Grupo Financiero Banorte and an out-of-benchmark position in Colombian energy company Petrominerales. Conversely, positioning in consumer staples helped - particularly in food/beverage/tobacco - as did security selection in industrials and, geographically, stock selection in Chile. Among the top contributors were underweightings in energy firm OGX Petroleo E Gas and iron ore supplier Vale - both located in Brazil - an overweighting in Wal-Mart de Mexico and investments in Multiplus, the company that runs the frequent-flier loyalty program for Brazilian airline TAM, and timely ownership of TAM itself. Some stocks mentioned were sold from the fund before period end.

Note to shareholders: Fidelity Advisor® Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2012, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.35%
Actual		$ 1,000.00	$ 925.20	$ 6.53
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.85
Class T	1.61%
Actual		$ 1,000.00	$ 924.00	$ 7.79
Hypothetical A		$ 1,000.00	$ 1,017.04	$ 8.16
Class B	2.10%
Actual		$ 1,000.00	$ 921.70	$ 10.14
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.63
Class C	2.10%
Actual		$ 1,000.00	$ 921.70	$ 10.14
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.63
Latin America	1.02%
Actual		$ 1,000.00	$ 926.80	$ 4.94
Hypothetical A		$ 1,000.00	$ 1,020.01	$ 5.18
Institutional Class	1.04%
Actual		$ 1,000.00	$ 926.50	$ 5.04
Hypothetical A		$ 1,000.00	$ 1,019.91	$ 5.28

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Brazil	46.5%
Mexico	23.6%
Chile	14.8%
Colombia	6.8%
United States of America	4.6%
Peru	3.2%
Canada	0.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Brazil	53.2%
Mexico	21.4%
Chile	13.1%
Colombia	5.7%
United States of America	2.9%
Peru	2.7%
Canada	0.7%
Luxembourg	0.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	98.9
Short-Term Investments and Net Other Assets (Liabilities)	0.9	1.1
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SAB de CV Series L (Mexico, Wireless Telecommunication Services)	9.9	9.8
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	6.6	6.0
Itau Unibanco Holding SA (Brazil, Commercial Banks)	6.2	7.0
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	5.2	4.5
Petroleo Brasileiro SA - Petrobras (Brazil, Oil, Gas & Consumable Fuels)	5.1	4.5
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	5.0	5.0
Vale SA (PN-A) (Brazil, Metals & Mining)	3.4	4.3
Fomento Economico Mexicano SAB de CV sponsored ADR (Mexico, Beverages)	2.9	1.6
Telefonica Brasil SA (Brazil, Diversified Telecommunication Services)	2.7	2.7
Banco Santander Chile sponsored ADR (Chile, Commercial Banks)	2.7	2.5
	49.7
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	22.6	19.3
Telecommunication Services	16.4	16.1
Financials	15.8	17.0
Energy	15.2	14.4
Materials	14.3	16.5
Utilities	7.0	7.6
Industrials	5.2	5.1
Consumer Discretionary	2.6	2.9

Annual Report

Fidelity Latin America Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Brazil - 46.5%
AES Tiete SA (PN) (non-vtg.)	4,090,245	$ 46,459,689
Banco Bradesco SA (PN)	1,108,016	17,457,232
CCR SA	6,112,300	53,748,395
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	2,981,030	121,596,214
sponsored ADR	345,425	11,765,176
Companhia Energetica de Sao Paulo Series A	921,200	8,277,443
CPFL Energia SA sponsored ADR (d)	992,149	23,107,150
Eletropaulo Metropolitana SA (PN-B)	1,784,420	14,171,337
Itau Unibanco Holding SA	3,511,400	51,347,126
Itau Unibanco Holding SA sponsored ADR	6,746,858	98,369,190
Itausa-Investimentos Itau SA (PN)	5,372,620	23,542,659
Light SA	2,222,800	23,912,843
Lupatech SA (a)	1,356,700	1,723,387
Lupatech SA (Subscription Receipts) (a)	4,975,704	6,320,530
M. Dias Branco SA	576,700	19,364,831
Multiplus SA	1,486,300	34,533,122
Petroleo Brasileiro SA - Petrobras:
(ON)	919,228	9,730,633
(PN) (non-vtg.)	8,998,371	92,152,392
(PN) sponsored ADR (non-vtg.)	3,282,376	67,387,179
sponsored ADR	5,276,220	111,908,626
Souza Cruz SA	3,533,000	46,096,600
Telefonica Brasil SA	1,239,613	27,464,900
Telefonica Brasil SA sponsored ADR (d)	1,706,883	37,585,564
TIM Participacoes SA	6,632,495	23,511,959
TIM Participacoes SA sponsored ADR	792,304	13,770,244
Tractebel Energia SA	1,024,800	17,659,831
Usinas Siderurgicas de Minas Gerais SA - Usiminas	1,385,750	7,245,841
Vale SA:
(PN-A)	1,797,500	32,170,121
(PN-A) sponsored ADR	2,746,620	48,862,370
sponsored ADR	1,614,493	29,577,512
TOTAL BRAZIL		1,120,820,096
Canada - 0.5%
Petrominerales Ltd. (d)	858,100	6,881,984
Silver Standard Resources, Inc. (a)	330,800	5,038,083
TOTAL CANADA		11,920,067
Chile - 14.8%
Banco de Chile	29,536,944	4,407,061
Banco de Chile sponsored ADR (d)	113,767	10,059,278
Banco Santander Chile sponsored ADR (d)	2,381,499	64,752,958
CAP SA	1,651,960	56,949,104
Compania Cervecerias Unidas SA	3,379,403	49,165,170

	Shares	Value
Compania Cervecerias Unidas SA sponsored ADR	8,028	$ 569,426
Compania Sudamericana de Vapores (a)	36,530,345	3,490,939
Embotelladora Andina SA:
Class A	1,336,236	6,720,755
Class B	2,819,596	17,814,761
Empresa Nacional de Electricidad SA	5,398,806	8,690,378
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,984,478	40,419,588
Empresas La Polar SA (a)	5,500,872	2,652,400
Enersis SA	35,324,499	12,091,749
Enersis SA sponsored ADR	849,447	14,389,632
Inversiones La Construccion SA	362,646	6,406,508
SACI Falabella	5,150,235	52,824,297
Sociedad Matriz SAAM SA	48,961,581	5,723,972
TOTAL CHILE		357,127,976
Colombia - 6.7%
BanColombia SA sponsored ADR	419,321	26,844,930
Bolsa de Valores de Colombia	592,791,382	10,420,495
Ecopetrol SA	12,622,088	37,554,182
Ecopetrol SA ADR	150,000	8,881,500
Empresa de Telecomunicaciones de Bogota (a)	40,480,188	10,055,056
Grupo de Inversiones Suramerica	1,624,314	31,710,135
Inversiones Argos SA	3,136,005	35,849,576
TOTAL COLOMBIA		161,315,874
Mexico - 23.6%
America Movil SAB de CV:
Series L	5,073,400	6,443,458
Series L sponsored ADR	9,200,234	232,673,915
Bolsa Mexicana de Valores SA de CV	4,499,683	9,962,258
Consorcio ARA SA de CV (a)(d)	20,968,721	6,581,751
Corporacion Inmobiliaria Vesta SAB de CV	4,313,500	6,492,980
Embotelladoras Arca SAB de CC	1,379,708	10,011,155
Fibra Uno Administracion SA de CV	2,829,900	7,456,205
Fomento Economico Mexicano SAB de CV sponsored ADR	757,860	68,669,695
Grupo Modelo SAB de CV Series C	1,316,300	11,600,811
Industrias Penoles SA de CV	730,155	36,376,708
Kimberly-Clark de Mexico SA de CV Series A	19,110,900	45,887,177
Wal-Mart de Mexico SA de CV Series V	42,363,570	125,110,681
TOTAL MEXICO		567,266,794
Peru - 3.2%
Alicorp SA Class C	4,479,951	12,706,016
Compania de Minas Buenaventura SA sponsored ADR	1,783,600	63,781,536
TOTAL PERU		76,487,552
United States of America - 3.7%
BPZ Energy, Inc. (a)(d)	3,583,700	10,321,056
Common Stocks - continued
	Shares	Value
United States of America - continued
First Cash Financial Services, Inc. (a)	222,745	$ 9,947,792
Gran Tierra Energy, Inc. (Canada) (a)	1,649,500	8,307,369
LATAM Airlines Group SA sponsored ADR (d)	1,296,540	32,141,227
Southern Copper Corp.	743,351	28,321,673
TOTAL UNITED STATES OF AMERICA		89,039,117
TOTAL COMMON STOCKS (Cost $1,502,331,972)		2,383,977,476
Nonconvertible Preferred Stocks - 0.1%

Colombia - 0.1%
Grupo de Inversiones Suramerica (Cost $2,763,035)	161,141	3,316,485
Money Market Funds - 2.9%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	13,182,131	$ 13,182,131
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	55,587,141	55,587,141
TOTAL MONEY MARKET FUNDS (Cost $68,769,272)		68,769,272
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,573,864,279)		2,456,063,233
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(47,648,097)
NET ASSETS - 100%		$ 2,408,415,136
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,517
Fidelity Securities Lending Cash Central Fund	729,136
Total	$ 752,653
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 62,058,448	$ 62,058,448	$ -	$ -
Consumer Staples	547,078,468	547,078,468	-	-
Energy	361,168,838	361,168,838	-	-
Financials	382,493,292	382,493,292	-	-
Industrials	129,637,655	129,637,655	-	-
Materials	344,172,524	344,172,524	-	-
Telecommunication Services	391,924,684	391,924,684	-	-
Utilities	168,760,052	168,760,052	-	-
Money Market Funds	68,769,272	68,769,272	-	-
Total Investments in Securities:	$ 2,456,063,233	$ 2,456,063,233	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $54,129,152) - See accompanying schedule: Unaffiliated issuers (cost $1,505,095,007)	$ 2,387,293,961
Fidelity Central Funds (cost $68,769,272)	68,769,272
Total Investments (cost $1,573,864,279)		$ 2,456,063,233
Foreign currency held at value (cost $2,696,024)		2,696,024
Receivable for investments sold		3,500,639
Receivable for fund shares sold		1,291,956
Dividends receivable		7,735,466
Distributions receivable from Fidelity Central Funds		77,876
Other receivables		139,075
Total assets		2,471,504,269

Liabilities
Payable for fund shares redeemed	$ 5,116,221
Accrued management fee	1,447,471
Distribution and service plan fees payable	54,506
Other affiliated payables	557,201
Other payables and accrued expenses	326,593
Collateral on securities loaned, at value	55,587,141
Total liabilities		63,089,133

Net Assets		$ 2,408,415,136
Net Assets consist of:
Paid in capital		$ 1,333,456,047
Undistributed net investment income		34,109,670
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		158,698,415
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		882,151,004
Net Assets		$ 2,408,415,136

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($69,654,164 ÷ 1,422,951 shares)	$ 48.95

Maximum offering price per share (100/94.25 of $48.95)	$ 51.94
Class T: Net Asset Value and redemption price per share ($19,334,062 ÷ 395,559 shares)	$ 48.88

Maximum offering price per share (100/96.50 of $48.88)	$ 50.65
Class B: Net Asset Value and offering price per share ($9,492,370 ÷ 194,835 shares)A	$ 48.72

Class C: Net Asset Value and offering price per share ($27,404,926 ÷ 562,422 shares)A	$ 48.73

Latin America: Net Asset Value, offering price and redemption price per share ($2,274,601,476 ÷ 46,335,920 shares)	$ 49.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,928,138 ÷ 161,568 shares)	$ 49.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 94,540,068
Interest		2,557
Income from Fidelity Central Funds		752,653
Income before foreign taxes withheld		95,295,278
Less foreign taxes withheld		(7,079,604)
Total income		88,215,674

Expenses
Management fee	$ 19,821,507
Transfer agent fees	6,191,998
Distribution and service plan fees	761,401
Accounting and security lending fees	1,233,628
Custodian fees and expenses	1,099,392
Independent trustees' compensation	18,758
Registration fees	107,722
Audit	72,875
Legal	15,046
Interest	409
Miscellaneous	32,900
Total expenses before reductions	29,355,636
Expense reductions	(32,251)	29,323,385
Net investment income (loss)		58,892,289
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	297,029,381
Foreign currency transactions	(2,004,709)
Total net realized gain (loss)		295,024,672
Change in net unrealized appreciation (depreciation) on: Investment securities	(507,618,368)
Assets and liabilities in foreign currencies	(146,577)
Total change in net unrealized appreciation (depreciation)		(507,764,945)
Net gain (loss)		(212,740,273)
Net increase (decrease) in net assets resulting from operations		$ (153,847,984)

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 58,892,289	$ 90,374,208
Net realized gain (loss)	295,024,672	338,023,359
Change in net unrealized appreciation (depreciation)	(507,764,945)	(733,138,438)
Net increase (decrease) in net assets resulting from operations	(153,847,984)	(304,740,871)
Distributions to shareholders from net investment income	(46,233,461)	(22,292,136)
Distributions to shareholders from net realized gain	-	(15,707,585)
Total distributions	(46,233,461)	(37,999,721)
Share transactions - net increase (decrease)	(452,506,012)	(1,114,870,853)
Redemption fees	354,338	763,732
Total increase (decrease) in net assets	(652,233,119)	(1,456,847,713)

Net Assets
Beginning of period	3,060,648,255	4,517,495,968
End of period (including undistributed net investment income of $34,109,670 and undistributed net investment income of $34,016,290, respectively)	$ 2,408,415,136	$ 3,060,648,255

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.38	$ 57.48	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.92	1.15	.02
Net realized and unrealized gain (loss)	(3.66)	(5.87)	2.79
Total from investment operations	(2.74)	(4.72)	2.81
Distributions from net investment income	(.70)	(.19)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.70)	(.39)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.95	$ 52.38	$ 57.48
Total Return B, C, D	(5.23)%	(8.26)%	5.14%
Ratios to Average Net Assets F, I
Expenses before reductions	1.35%	1.34%	1.37% A
Expenses net of fee waivers, if any	1.35%	1.34%	1.37% A
Expenses net of all reductions	1.35%	1.34%	1.34% A
Net investment income (loss)	1.80%	2.05%	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,654	$ 91,407	$ 115,626
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.27	$ 57.47	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.78	.99	.01
Net realized and unrealized gain (loss)	(3.65)	(5.85)	2.79
Total from investment operations	(2.87)	(4.86)	2.80
Distributions from net investment income	(.53)	(.15)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.53)	(.35)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.88	$ 52.27	$ 57.47
Total Return B, C, D	(5.49)%	(8.50)%	5.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.61%	1.61%	1.63% A
Expenses net of fee waivers, if any	1.61%	1.61%	1.63% A
Expenses net of all reductions	1.61%	1.61%	1.60% A
Net investment income (loss)	1.54%	1.78%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,334	$ 26,020	$ 36,820
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.06	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.53	.72	(.02)
Net realized and unrealized gain (loss)	(3.63)	(5.84)	2.79
Total from investment operations	(3.10)	(5.12)	2.77
Distributions from net investment income	(.25)	(.07)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.25)	(.27)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.72	$ 52.06	$ 57.44
Total Return B, C, D	(5.95)%	(8.94)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.10%	2.12% A
Expenses net of fee waivers, if any	2.10%	2.10%	2.12% A
Expenses net of all reductions	2.10%	2.10%	2.10% A
Net investment income (loss)	1.05%	1.29%	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,492	$ 14,114	$ 20,392
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.05	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.54	.73	(.02)
Net realized and unrealized gain (loss)	(3.64)	(5.84)	2.79
Total from investment operations	(3.10)	(5.11)	2.77
Distributions from net investment income	(.23)	(.09)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.23)	(.29)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.73	$ 52.05	$ 57.44
Total Return B, C, D	(5.94)%	(8.93)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.08%	2.09% A
Expenses net of fee waivers, if any	2.10%	2.08%	2.09% A
Expenses net of all reductions	2.10%	2.08%	2.07% A
Net investment income (loss)	1.06%	1.31%	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,405	$ 35,203	$ 48,329
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.48	$ 57.50	$ 47.29	$ 28.69	$ 67.90
Income from Investment Operations
Net investment income (loss) B	1.09	1.34	1.07	.72	.83
Net realized and unrealized gain (loss)	(3.67)	(5.88)	11.00	18.32	(37.74)
Total from investment operations	(2.58)	(4.54)	12.07	19.04	(36.91)
Distributions from net investment income	(.82)	(.29)	(1.49)	(.46)	(.65)
Distributions from net realized gain	-	(.20)	(.39)	-	(1.72)
Total distributions	(.82)	(.49)	(1.88)	(.46)	(2.37)
Redemption fees added to paid in capital B	.01	.01	.02	.02	.07
Net asset value, end of period	$ 49.09	$ 52.48	$ 57.50	$ 47.29	$ 28.69
Total Return A	(4.91)%	(7.96)%	25.91%	67.88%	(56.20)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.00%	1.03%	1.07%	1.02%
Expenses net of fee waivers, if any	1.02%	1.00%	1.03%	1.07%	1.02%
Expenses net of all reductions	1.02%	1.00%	1.01%	1.05%	1.00%
Net investment income (loss)	2.14%	2.39%	2.10%	2.04%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,274,601	$ 2,884,301	$ 4,283,462	$ 4,043,748	$ 2,225,606
Portfolio turnover rate D	23%	11%	56% F	52%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 52.51	$ 57.49	$ 55.47
Income from Investment Operations
Net investment income (loss) D	1.08	1.32	.03
Net realized and unrealized gain (loss)	(3.67)	(5.88)	2.79
Total from investment operations	(2.59)	(4.56)	2.82
Distributions from net investment income	(.86)	(.23)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.86)	(.43)	(.80)
Redemption fees added to paid in capital D	.01	.01	- J
Net asset value, end of period	$ 49.07	$ 52.51	$ 57.49
Total Return B, C	(4.93)%	(7.98)%	5.15%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.04%	1.08% A
Expenses net of fee waivers, if any	1.04%	1.04%	1.08% A
Expenses net of all reductions	1.04%	1.04%	1.06% A
Net investment income (loss)	2.12%	2.35%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,928	$ 9,603	$ 12,868
Portfolio turnover rate F	23%	11%	56% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,012,238,931
Gross unrealized depreciation	(135,807,314)
Net unrealized appreciation (depreciation) on securities and other investments	$ 876,431,617

Tax Cost	$ 1,579,631,616

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,110,342
Undistributed long-term capital gain	$ 164,465,752
Net unrealized appreciation (depreciation)	$ 876,383,667

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 46,233,461	$ 37,999,721

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $631,783,120 and $1,035,360,910, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 205,957	$ 4,047
Class T	.25%	.25%	115,866	2,034
Class B	.75%	.25%	119,367	89,525
Class C	.75%	.25%	320,211	31,231
			$ 761,401	$ 126,837

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 30,084
Class T	4,827
Class B*	6,323
Class C*	3,913
$ 45,147

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 246,709.30
Class T	72,147.31
Class B	35,775.30
Class C	94,503.30
Latin America	5,720,698.22
Institutional Class	22,166.24
	$ 6,191,998

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,272 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,888,444.42%		$ 409

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,849 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $729,136. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,182 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $69.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 1,209,540	$ 387,219
Class T	259,191	94,474
Class B	65,750	23,836
Class C	156,473	78,469
Latin America	44,398,764	21,655,692
Institutional Class	143,743	52,446
Total	$ 46,233,461	$ 22,292,136
From net realized gain
Class A	$ -	$ 407,401
Class T	-	127,447
Class B	-	68,279
Class C	-	170,156
Latin America	-	14,889,803
Institutional Class	-	44,499
Total	$ -	$ 15,707,585

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	250,504	412,254	$ 12,951,683	$ 23,066,057
Reinvestment of distributions	21,636	12,195	1,072,283	706,536
Shares redeemed	(594,208)	(691,058)	(30,101,636)	(38,328,762)
Net increase (decrease)	(322,068)	(266,609)	$ (16,077,670)	$ (14,556,169)
Class T
Shares sold	45,016	87,514	$ 2,321,071	$ 4,903,931
Reinvestment of distributions	5,062	3,721	251,031	215,680
Shares redeemed	(152,369)	(234,128)	(7,641,343)	(12,893,248)
Net increase (decrease)	(102,291)	(142,893)	$ (5,069,241)	$ (7,773,637)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	3,378	11,256	$ 173,307	$ 626,261
Reinvestment of distributions	1,105	1,326	54,795	76,906
Shares redeemed	(80,783)	(96,470)	(4,111,766)	(5,351,844)
Net increase (decrease)	(76,300)	(83,888)	$ (3,883,664)	$ (4,648,677)
Class C
Shares sold	55,877	137,950	$ 2,923,684	$ 7,785,005
Reinvestment of distributions	2,881	3,829	142,933	222,012
Shares redeemed	(172,705)	(306,800)	(8,681,626)	(16,851,535)
Net increase (decrease)	(113,947)	(165,021)	$ (5,615,009)	$ (8,844,518)
Latin America
Shares sold	6,405,350	8,382,994	$ 336,749,510	$ 474,305,310
Reinvestment of distributions	860,999	609,933	42,666,908	35,291,350
Shares redeemed	(15,886,221)	(28,534,583)	(800,304,511)	(1,586,342,682)
Net increase (decrease)	(8,619,872)	(19,541,656)	$ (420,888,093)	$ (1,076,746,022)
Institutional Class
Shares sold	84,374	72,884	$ 4,329,443	$ 4,108,817
Reinvestment of distributions	2,228	1,178	110,408	68,214
Shares redeemed	(107,894)	(115,010)	(5,412,186)	(6,478,861)
Net increase (decrease)	(21,292)	(40,948)	$ (972,335)	$ (2,301,830)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/2012	12/07/2012	$0.785	$3.450

Class T	12/10/2012	12/07/2012	$0.632	$3.450

Class B	12/10/2012	12/07/2012	$0.310	$3.450

Class C	12/10/2012	12/07/2012	$0.355	$3.450

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $198,275,480, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

	December 2, 2011	December 28, 2011
Class A	1%	4%
Class T	1%	4%
Class B	2%	4%
Class C	2%	4%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 2, 2011	December 28, 2011
Class A	100%	65%
Class T	100%	65%
Class B	100%	65%
Class C	100%	65%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/11	$0.864	$0.1806
Class A	12/29/11	$0.015	$0.0000
Class T	12/05/11	$0.696	$0.1806
Class T	12/29/11	$0.015	$0.0000
Class B	12/05/11	$0.412	$0.1806
Class B	12/29/11	$0.015	$0.0000
Class C	12/05/11	$0.400	$0.1806
Class C	12/29/11	$0.015	$0.0000

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the each class, as well as the fund's relative investment performance for the each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity Latin America Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser(s)

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FALAA-UANN-1212
1.917416.102

Fidelity Advisor®

Latin America Fund -

Institutional Class

(Fidelity Cover Art)

Annual Report

October 31, 2012

Institutional Class is a class of
Fidelity® Latin America Fund

Contents

Performance	3	How the fund has done over time.
Management's Discussion of Fund Performance	4	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Changes	6	A summary of major shifts in the fund's investments over the past six months.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	9	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	14	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	20
Trustees and Officers	21
Distributions	27
Board Approval of Investment Advisory Contracts and Management Fees	28

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-4.93%	-4.13%	21.24%

A The initial offering of Institutional Class shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Institutional Class on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Latin America Index performed over the same period. The initial offering of Institutional Class took place on September 28, 2010. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Latin America Fund: For the year, the fund's Institutional Class shares returned -4.93%, underperforming the -3.76% return of the MSCI® EM (Emerging Markets) Latin America Index. The fund was hurt relative to the index by stock selection in materials, banks and utilities, and, geographically, the fund suffered from security selection in Brazil and Mexico, and from an underweighting in Chile. Individual detractors included not owning Mexican cement company and index component CEMEX, investments in Brazilian bank Itau Unibanco Holding and steel manufacturer Usinas Siderurgicas de Minas Gerais, largely avoiding Mexican bank Grupo Financiero Banorte and an out-of-benchmark position in Colombian energy company Petrominerales. Conversely, positioning in consumer staples helped - particularly in food/beverage/tobacco - as did security selection in industrials and, geographically, stock selection in Chile. Among the top contributors were underweightings in energy firm OGX Petroleo E Gas and iron ore supplier Vale - both located in Brazil - an overweighting in Wal-Mart de Mexico and investments in Multiplus, the company that runs the frequent-flier loyalty program for Brazilian airline TAM, and timely ownership of TAM itself. Some stocks mentioned were sold from the fund before period end.

Note to shareholders: Fidelity Advisor® Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2012, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.35%
Actual		$ 1,000.00	$ 925.20	$ 6.53
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.85
Class T	1.61%
Actual		$ 1,000.00	$ 924.00	$ 7.79
Hypothetical A		$ 1,000.00	$ 1,017.04	$ 8.16
Class B	2.10%
Actual		$ 1,000.00	$ 921.70	$ 10.14
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.63
Class C	2.10%
Actual		$ 1,000.00	$ 921.70	$ 10.14
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.63
Latin America	1.02%
Actual		$ 1,000.00	$ 926.80	$ 4.94
Hypothetical A		$ 1,000.00	$ 1,020.01	$ 5.18
Institutional Class	1.04%
Actual		$ 1,000.00	$ 926.50	$ 5.04
Hypothetical A		$ 1,000.00	$ 1,019.91	$ 5.28

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Brazil	46.5%
Mexico	23.6%
Chile	14.8%
Colombia	6.8%
United States of America	4.6%
Peru	3.2%
Canada	0.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Brazil	53.2%
Mexico	21.4%
Chile	13.1%
Colombia	5.7%
United States of America	2.9%
Peru	2.7%
Canada	0.7%
Luxembourg	0.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	98.9
Short-Term Investments and Net Other Assets (Liabilities)	0.9	1.1
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SAB de CV Series L (Mexico, Wireless Telecommunication Services)	9.9	9.8
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	6.6	6.0
Itau Unibanco Holding SA (Brazil, Commercial Banks)	6.2	7.0
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	5.2	4.5
Petroleo Brasileiro SA - Petrobras (Brazil, Oil, Gas & Consumable Fuels)	5.1	4.5
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	5.0	5.0
Vale SA (PN-A) (Brazil, Metals & Mining)	3.4	4.3
Fomento Economico Mexicano SAB de CV sponsored ADR (Mexico, Beverages)	2.9	1.6
Telefonica Brasil SA (Brazil, Diversified Telecommunication Services)	2.7	2.7
Banco Santander Chile sponsored ADR (Chile, Commercial Banks)	2.7	2.5
	49.7
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	22.6	19.3
Telecommunication Services	16.4	16.1
Financials	15.8	17.0
Energy	15.2	14.4
Materials	14.3	16.5
Utilities	7.0	7.6
Industrials	5.2	5.1
Consumer Discretionary	2.6	2.9
Annual Report

Fidelity Latin America Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Brazil - 46.5%
AES Tiete SA (PN) (non-vtg.)	4,090,245	$ 46,459,689
Banco Bradesco SA (PN)	1,108,016	17,457,232
CCR SA	6,112,300	53,748,395
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	2,981,030	121,596,214
sponsored ADR	345,425	11,765,176
Companhia Energetica de Sao Paulo Series A	921,200	8,277,443
CPFL Energia SA sponsored ADR (d)	992,149	23,107,150
Eletropaulo Metropolitana SA (PN-B)	1,784,420	14,171,337
Itau Unibanco Holding SA	3,511,400	51,347,126
Itau Unibanco Holding SA sponsored ADR	6,746,858	98,369,190
Itausa-Investimentos Itau SA (PN)	5,372,620	23,542,659
Light SA	2,222,800	23,912,843
Lupatech SA (a)	1,356,700	1,723,387
Lupatech SA (Subscription Receipts) (a)	4,975,704	6,320,530
M. Dias Branco SA	576,700	19,364,831
Multiplus SA	1,486,300	34,533,122
Petroleo Brasileiro SA - Petrobras:
(ON)	919,228	9,730,633
(PN) (non-vtg.)	8,998,371	92,152,392
(PN) sponsored ADR (non-vtg.)	3,282,376	67,387,179
sponsored ADR	5,276,220	111,908,626
Souza Cruz SA	3,533,000	46,096,600
Telefonica Brasil SA	1,239,613	27,464,900
Telefonica Brasil SA sponsored ADR (d)	1,706,883	37,585,564
TIM Participacoes SA	6,632,495	23,511,959
TIM Participacoes SA sponsored ADR	792,304	13,770,244
Tractebel Energia SA	1,024,800	17,659,831
Usinas Siderurgicas de Minas Gerais SA - Usiminas	1,385,750	7,245,841
Vale SA:
(PN-A)	1,797,500	32,170,121
(PN-A) sponsored ADR	2,746,620	48,862,370
sponsored ADR	1,614,493	29,577,512
TOTAL BRAZIL		1,120,820,096
Canada - 0.5%
Petrominerales Ltd. (d)	858,100	6,881,984
Silver Standard Resources, Inc. (a)	330,800	5,038,083
TOTAL CANADA		11,920,067
Chile - 14.8%
Banco de Chile	29,536,944	4,407,061
Banco de Chile sponsored ADR (d)	113,767	10,059,278
Banco Santander Chile sponsored ADR (d)	2,381,499	64,752,958
CAP SA	1,651,960	56,949,104
Compania Cervecerias Unidas SA	3,379,403	49,165,170

	Shares	Value
Compania Cervecerias Unidas SA sponsored ADR	8,028	$ 569,426
Compania Sudamericana de Vapores (a)	36,530,345	3,490,939
Embotelladora Andina SA:
Class A	1,336,236	6,720,755
Class B	2,819,596	17,814,761
Empresa Nacional de Electricidad SA	5,398,806	8,690,378
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,984,478	40,419,588
Empresas La Polar SA (a)	5,500,872	2,652,400
Enersis SA	35,324,499	12,091,749
Enersis SA sponsored ADR	849,447	14,389,632
Inversiones La Construccion SA	362,646	6,406,508
SACI Falabella	5,150,235	52,824,297
Sociedad Matriz SAAM SA	48,961,581	5,723,972
TOTAL CHILE		357,127,976
Colombia - 6.7%
BanColombia SA sponsored ADR	419,321	26,844,930
Bolsa de Valores de Colombia	592,791,382	10,420,495
Ecopetrol SA	12,622,088	37,554,182
Ecopetrol SA ADR	150,000	8,881,500
Empresa de Telecomunicaciones de Bogota (a)	40,480,188	10,055,056
Grupo de Inversiones Suramerica	1,624,314	31,710,135
Inversiones Argos SA	3,136,005	35,849,576
TOTAL COLOMBIA		161,315,874
Mexico - 23.6%
America Movil SAB de CV:
Series L	5,073,400	6,443,458
Series L sponsored ADR	9,200,234	232,673,915
Bolsa Mexicana de Valores SA de CV	4,499,683	9,962,258
Consorcio ARA SA de CV (a)(d)	20,968,721	6,581,751
Corporacion Inmobiliaria Vesta SAB de CV	4,313,500	6,492,980
Embotelladoras Arca SAB de CC	1,379,708	10,011,155
Fibra Uno Administracion SA de CV	2,829,900	7,456,205
Fomento Economico Mexicano SAB de CV sponsored ADR	757,860	68,669,695
Grupo Modelo SAB de CV Series C	1,316,300	11,600,811
Industrias Penoles SA de CV	730,155	36,376,708
Kimberly-Clark de Mexico SA de CV Series A	19,110,900	45,887,177
Wal-Mart de Mexico SA de CV Series V	42,363,570	125,110,681
TOTAL MEXICO		567,266,794
Peru - 3.2%
Alicorp SA Class C	4,479,951	12,706,016
Compania de Minas Buenaventura SA sponsored ADR	1,783,600	63,781,536
TOTAL PERU		76,487,552
United States of America - 3.7%
BPZ Energy, Inc. (a)(d)	3,583,700	10,321,056
Common Stocks - continued
	Shares	Value
United States of America - continued
First Cash Financial Services, Inc. (a)	222,745	$ 9,947,792
Gran Tierra Energy, Inc. (Canada) (a)	1,649,500	8,307,369
LATAM Airlines Group SA sponsored ADR (d)	1,296,540	32,141,227
Southern Copper Corp.	743,351	28,321,673
TOTAL UNITED STATES OF AMERICA		89,039,117
TOTAL COMMON STOCKS (Cost $1,502,331,972)		2,383,977,476
Nonconvertible Preferred Stocks - 0.1%

Colombia - 0.1%
Grupo de Inversiones Suramerica (Cost $2,763,035)	161,141	3,316,485
Money Market Funds - 2.9%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	13,182,131	$ 13,182,131
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	55,587,141	55,587,141
TOTAL MONEY MARKET FUNDS (Cost $68,769,272)		68,769,272
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,573,864,279)		2,456,063,233
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(47,648,097)
NET ASSETS - 100%		$ 2,408,415,136
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,517
Fidelity Securities Lending Cash Central Fund	729,136
Total	$ 752,653
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 62,058,448	$ 62,058,448	$ -	$ -
Consumer Staples	547,078,468	547,078,468	-	-
Energy	361,168,838	361,168,838	-	-
Financials	382,493,292	382,493,292	-	-
Industrials	129,637,655	129,637,655	-	-
Materials	344,172,524	344,172,524	-	-
Telecommunication Services	391,924,684	391,924,684	-	-
Utilities	168,760,052	168,760,052	-	-
Money Market Funds	68,769,272	68,769,272	-	-
Total Investments in Securities:	$ 2,456,063,233	$ 2,456,063,233	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $54,129,152) - See accompanying schedule: Unaffiliated issuers (cost $1,505,095,007)	$ 2,387,293,961
Fidelity Central Funds (cost $68,769,272)	68,769,272
Total Investments (cost $1,573,864,279)		$ 2,456,063,233
Foreign currency held at value (cost $2,696,024)		2,696,024
Receivable for investments sold		3,500,639
Receivable for fund shares sold		1,291,956
Dividends receivable		7,735,466
Distributions receivable from Fidelity Central Funds		77,876
Other receivables		139,075
Total assets		2,471,504,269

Liabilities
Payable for fund shares redeemed	$ 5,116,221
Accrued management fee	1,447,471
Distribution and service plan fees payable	54,506
Other affiliated payables	557,201
Other payables and accrued expenses	326,593
Collateral on securities loaned, at value	55,587,141
Total liabilities		63,089,133

Net Assets		$ 2,408,415,136
Net Assets consist of:
Paid in capital		$ 1,333,456,047
Undistributed net investment income		34,109,670
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		158,698,415
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		882,151,004
Net Assets		$ 2,408,415,136

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($69,654,164 ÷ 1,422,951 shares)	$ 48.95

Maximum offering price per share (100/94.25 of $48.95)	$ 51.94
Class T: Net Asset Value and redemption price per share ($19,334,062 ÷ 395,559 shares)	$ 48.88

Maximum offering price per share (100/96.50 of $48.88)	$ 50.65
Class B: Net Asset Value and offering price per share ($9,492,370 ÷ 194,835 shares)A	$ 48.72

Class C: Net Asset Value and offering price per share ($27,404,926 ÷ 562,422 shares)A	$ 48.73

Latin America: Net Asset Value, offering price and redemption price per share ($2,274,601,476 ÷ 46,335,920 shares)	$ 49.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,928,138 ÷ 161,568 shares)	$ 49.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 94,540,068
Interest		2,557
Income from Fidelity Central Funds		752,653
Income before foreign taxes withheld		95,295,278
Less foreign taxes withheld		(7,079,604)
Total income		88,215,674

Expenses
Management fee	$ 19,821,507
Transfer agent fees	6,191,998
Distribution and service plan fees	761,401
Accounting and security lending fees	1,233,628
Custodian fees and expenses	1,099,392
Independent trustees' compensation	18,758
Registration fees	107,722
Audit	72,875
Legal	15,046
Interest	409
Miscellaneous	32,900
Total expenses before reductions	29,355,636
Expense reductions	(32,251)	29,323,385
Net investment income (loss)		58,892,289
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	297,029,381
Foreign currency transactions	(2,004,709)
Total net realized gain (loss)		295,024,672
Change in net unrealized appreciation (depreciation) on: Investment securities	(507,618,368)
Assets and liabilities in foreign currencies	(146,577)
Total change in net unrealized appreciation (depreciation)		(507,764,945)
Net gain (loss)		(212,740,273)
Net increase (decrease) in net assets resulting from operations		$ (153,847,984)

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 58,892,289	$ 90,374,208
Net realized gain (loss)	295,024,672	338,023,359
Change in net unrealized appreciation (depreciation)	(507,764,945)	(733,138,438)
Net increase (decrease) in net assets resulting from operations	(153,847,984)	(304,740,871)
Distributions to shareholders from net investment income	(46,233,461)	(22,292,136)
Distributions to shareholders from net realized gain	-	(15,707,585)
Total distributions	(46,233,461)	(37,999,721)
Share transactions - net increase (decrease)	(452,506,012)	(1,114,870,853)
Redemption fees	354,338	763,732
Total increase (decrease) in net assets	(652,233,119)	(1,456,847,713)

Net Assets
Beginning of period	3,060,648,255	4,517,495,968
End of period (including undistributed net investment income of $34,109,670 and undistributed net investment income of $34,016,290, respectively)	$ 2,408,415,136	$ 3,060,648,255

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.38	$ 57.48	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.92	1.15	.02
Net realized and unrealized gain (loss)	(3.66)	(5.87)	2.79
Total from investment operations	(2.74)	(4.72)	2.81
Distributions from net investment income	(.70)	(.19)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.70)	(.39)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.95	$ 52.38	$ 57.48
Total Return B, C, D	(5.23)%	(8.26)%	5.14%
Ratios to Average Net Assets F, I
Expenses before reductions	1.35%	1.34%	1.37% A
Expenses net of fee waivers, if any	1.35%	1.34%	1.37% A
Expenses net of all reductions	1.35%	1.34%	1.34% A
Net investment income (loss)	1.80%	2.05%	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,654	$ 91,407	$ 115,626
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.27	$ 57.47	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.78	.99	.01
Net realized and unrealized gain (loss)	(3.65)	(5.85)	2.79
Total from investment operations	(2.87)	(4.86)	2.80
Distributions from net investment income	(.53)	(.15)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.53)	(.35)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.88	$ 52.27	$ 57.47
Total Return B, C, D	(5.49)%	(8.50)%	5.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.61%	1.61%	1.63% A
Expenses net of fee waivers, if any	1.61%	1.61%	1.63% A
Expenses net of all reductions	1.61%	1.61%	1.60% A
Net investment income (loss)	1.54%	1.78%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,334	$ 26,020	$ 36,820
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.06	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.53	.72	(.02)
Net realized and unrealized gain (loss)	(3.63)	(5.84)	2.79
Total from investment operations	(3.10)	(5.12)	2.77
Distributions from net investment income	(.25)	(.07)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.25)	(.27)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.72	$ 52.06	$ 57.44
Total Return B, C, D	(5.95)%	(8.94)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.10%	2.12% A
Expenses net of fee waivers, if any	2.10%	2.10%	2.12% A
Expenses net of all reductions	2.10%	2.10%	2.10% A
Net investment income (loss)	1.05%	1.29%	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,492	$ 14,114	$ 20,392
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.05	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.54	.73	(.02)
Net realized and unrealized gain (loss)	(3.64)	(5.84)	2.79
Total from investment operations	(3.10)	(5.11)	2.77
Distributions from net investment income	(.23)	(.09)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.23)	(.29)	(.80)
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 48.73	$ 52.05	$ 57.44
Total Return B, C, D	(5.94)%	(8.93)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.08%	2.09% A
Expenses net of fee waivers, if any	2.10%	2.08%	2.09% A
Expenses net of all reductions	2.10%	2.08%	2.07% A
Net investment income (loss)	1.06%	1.31%	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,405	$ 35,203	$ 48,329
Portfolio turnover rate G	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 52.48	$ 57.50	$ 47.29	$ 28.69	$ 67.90
Income from Investment Operations
Net investment income (loss) B	1.09	1.34	1.07	.72	.83
Net realized and unrealized gain (loss)	(3.67)	(5.88)	11.00	18.32	(37.74)
Total from investment operations	(2.58)	(4.54)	12.07	19.04	(36.91)
Distributions from net investment income	(.82)	(.29)	(1.49)	(.46)	(.65)
Distributions from net realized gain	-	(.20)	(.39)	-	(1.72)
Total distributions	(.82)	(.49)	(1.88)	(.46)	(2.37)
Redemption fees added to paid in capital B	.01	.01	.02	.02	.07
Net asset value, end of period	$ 49.09	$ 52.48	$ 57.50	$ 47.29	$ 28.69
Total Return A	(4.91)%	(7.96)%	25.91%	67.88%	(56.20)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.00%	1.03%	1.07%	1.02%
Expenses net of fee waivers, if any	1.02%	1.00%	1.03%	1.07%	1.02%
Expenses net of all reductions	1.02%	1.00%	1.01%	1.05%	1.00%
Net investment income (loss)	2.14%	2.39%	2.10%	2.04%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,274,601	$ 2,884,301	$ 4,283,462	$ 4,043,748	$ 2,225,606
Portfolio turnover rate D	23%	11%	56% F	52%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 52.51	$ 57.49	$ 55.47
Income from Investment Operations
Net investment income (loss) D	1.08	1.32	.03
Net realized and unrealized gain (loss)	(3.67)	(5.88)	2.79
Total from investment operations	(2.59)	(4.56)	2.82
Distributions from net investment income	(.86)	(.23)	(.80)
Distributions from net realized gain	-	(.20)	-
Total distributions	(.86)	(.43)	(.80)
Redemption fees added to paid in capital D	.01	.01	- J
Net asset value, end of period	$ 49.07	$ 52.51	$ 57.49
Total Return B, C	(4.93)%	(7.98)%	5.15%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.04%	1.08% A
Expenses net of fee waivers, if any	1.04%	1.04%	1.08% A
Expenses net of all reductions	1.04%	1.04%	1.06% A
Net investment income (loss)	2.12%	2.35%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,928	$ 9,603	$ 12,868
Portfolio turnover rate F	23%	11%	56% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,012,238,931
Gross unrealized depreciation	(135,807,314)
Net unrealized appreciation (depreciation) on securities and other investments	$ 876,431,617

Tax Cost	$ 1,579,631,616

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,110,342
Undistributed long-term capital gain	$ 164,465,752
Net unrealized appreciation (depreciation)	$ 876,383,667

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 46,233,461	$ 37,999,721

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $631,783,120 and $1,035,360,910, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 205,957	$ 4,047
Class T	.25%	.25%	115,866	2,034
Class B	.75%	.25%	119,367	89,525
Class C	.75%	.25%	320,211	31,231
			$ 761,401	$ 126,837

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 30,084
Class T	4,827
Class B*	6,323
Class C*	3,913
$ 45,147

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 246,709.30
Class T	72,147.31
Class B	35,775.30
Class C	94,503.30
Latin America	5,720,698.22
Institutional Class	22,166.24
	$ 6,191,998

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,272 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,888,444.42%		$ 409

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,849 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

7. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $729,136. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,182 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $69.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 1,209,540	$ 387,219
Class T	259,191	94,474
Class B	65,750	23,836
Class C	156,473	78,469
Latin America	44,398,764	21,655,692
Institutional Class	143,743	52,446
Total	$ 46,233,461	$ 22,292,136
From net realized gain
Class A	$ -	$ 407,401
Class T	-	127,447
Class B	-	68,279
Class C	-	170,156
Latin America	-	14,889,803
Institutional Class	-	44,499
Total	$ -	$ 15,707,585

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	250,504	412,254	$ 12,951,683	$ 23,066,057
Reinvestment of distributions	21,636	12,195	1,072,283	706,536
Shares redeemed	(594,208)	(691,058)	(30,101,636)	(38,328,762)
Net increase (decrease)	(322,068)	(266,609)	$ (16,077,670)	$ (14,556,169)
Class T
Shares sold	45,016	87,514	$ 2,321,071	$ 4,903,931
Reinvestment of distributions	5,062	3,721	251,031	215,680
Shares redeemed	(152,369)	(234,128)	(7,641,343)	(12,893,248)
Net increase (decrease)	(102,291)	(142,893)	$ (5,069,241)	$ (7,773,637)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	3,378	11,256	$ 173,307	$ 626,261
Reinvestment of distributions	1,105	1,326	54,795	76,906
Shares redeemed	(80,783)	(96,470)	(4,111,766)	(5,351,844)
Net increase (decrease)	(76,300)	(83,888)	$ (3,883,664)	$ (4,648,677)
Class C
Shares sold	55,877	137,950	$ 2,923,684	$ 7,785,005
Reinvestment of distributions	2,881	3,829	142,933	222,012
Shares redeemed	(172,705)	(306,800)	(8,681,626)	(16,851,535)
Net increase (decrease)	(113,947)	(165,021)	$ (5,615,009)	$ (8,844,518)
Latin America
Shares sold	6,405,350	8,382,994	$ 336,749,510	$ 474,305,310
Reinvestment of distributions	860,999	609,933	42,666,908	35,291,350
Shares redeemed	(15,886,221)	(28,534,583)	(800,304,511)	(1,586,342,682)
Net increase (decrease)	(8,619,872)	(19,541,656)	$ (420,888,093)	$ (1,076,746,022)
Institutional Class
Shares sold	84,374	72,884	$ 4,329,443	$ 4,108,817
Reinvestment of distributions	2,228	1,178	110,408	68,214
Shares redeemed	(107,894)	(115,010)	(5,412,186)	(6,478,861)
Net increase (decrease)	(21,292)	(40,948)	$ (972,335)	$ (2,301,830)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/2012	12/07/2012	$0.966	$3.450

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $198,275,480, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

	December 2, 2011	December 28, 2011
Institutional Class	1%	4%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 2, 2011	December 28, 2011
Institutional Class	88%	65%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/11	$1.026	$0.1806
Institutional Class	12/29/11	$0.015	$0.0000

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the each class, as well as the fund's relative investment performance for the each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity Latin America Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser(s)

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FALAI-UANN-1212
1.917407.102

Item 2. Code of Ethics

As of the end of the period, October 31, 2012, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Europe Capital Appreciation Fund (the "Fund"):

Services Billed by Deloitte Entities

October 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Europe Capital Appreciation Fund	$43,000	$-	$5,700	$400

October 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Europe Capital Appreciation Fund	$43,000	$-	$5,700	$300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin (the "Funds"):

Services Billed by PwC

October 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$64,000	$-	$5,100	$3,100
Fidelity China Region Fund	$59,000	$-	$5,100	$2,100
Fidelity Emerging Asia Fund	$61,000	$-	$5,100	$2,100
Fidelity Emerging Markets Fund	$77,000	$-	$5,300	$2,800
Fidelity Europe Fund	$62,000	$-	$8,200	$1,800
Fidelity Japan Fund	$60,000	$-	$5,100	$1,700
Fidelity Japan Smaller Companies Fund	$50,000	$-	$5,100	$1,600
Fidelity Latin America Fund	$62,000	$-	$5,100	$2,700
Fidelity Nordic Fund	$50,000	$-	$5,100	$1,600
Fidelity Pacific Basin Fund	$61,000	$-	$5,300	$1,800

October 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$66,000	$-	$5,100	$3,900
Fidelity China Region Fund	$59,000	$-	$5,100	$2,600
Fidelity Emerging Asia Fund	$61,000	$-	$5,100	$2,500
Fidelity Emerging Markets Fund	$80,000	$-	$5,300	$3,800
Fidelity Europe Fund	$62,000	4-	$8,300	$2,100
Fidelity Japan Fund	$60,000	$-	$5,100	$2,000
Fidelity Japan Smaller Companies Fund	$49,000	$-	$5,100	$1,800
Fidelity Latin America Fund	$65,000	$-	$5,100	$3,500
Fidelity Nordic Fund	$50,000	$-	$5,100	$1,900
Fidelity Pacific Basin Fund	$62,000	$-	$5,300	$2,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2012A	October 31, 2011A
Audit-Related Fees	$720,000	$440,000
Tax Fees	$-	$-
All Other Fees	$1,305,000	$430,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2012A	October 31, 2011A
Audit-Related Fees	$3,640,000	$3,835,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2012 A	October 31, 2011 A
PwC	$4,245,000	$5,915,000
Deloitte Entities	$2,070,000	$965,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 26, 2012